ANNUAL REPORT

OCTOBER 31,
1997

LOGO
Victory Funds(R)

TABLE OF CONTENTS

Shareholder Letter                               2
Investment Review and Outlook                    3

Fund Review and Commentary

Introduction to Victory Money
  Market Funds                                   5

Introduction to Victory Taxable
  Fixed Income Funds                             8

Introduction to Victory Municipal
  Fixed Income Funds                            14

Introduction to Equity Funds                    17

How to Read Your Statement                      29

Key Asset
Management Inc.
(KAM) a subsidiary of
KeyCorp, is the investment
adviser to The Victory Funds.
The Victory Funds are sponsored
and distributed by BISYS Fund Services,
which is not affiliated with KeyCorp or
its subsidiaries. KAM receives a fee for its services from the Victory Funds.

This report is not authorized for
distribution to prospective investors
unless preceded or accompanied
by a current prospectus for
the Victory Funds.

Shares of the Victory Funds are not
insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any KeyCorp bank, Key Asset Management
Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Financial Statements

Schedules of Investments                        31
Statements of Assets and Liabilities           112
Statements of Operations                       119
Statements of Changes in Net Assets            126
Notes to Financial Statements                  135
Financial Highlights                           143
Report of Independent Accountants              166

12/19/97

Letter to our Shareholders

We are happy to present this annual report for the fiscal year 1997. During this period the financial markets posted substantial gains. Despite the steep drop in the Dow Jones Industrial Average on October 27, 1997, the Dow had gained more than 1000 points, a 23% increase between October 31, 1996 and October 31, 1997. Investors stood out this skirmish with mature fortitude, and we are pleased that Victory continued to experience net investment inflows to the funds during the volatile and uncertain days that followed.

Victory fund assets have increased by nearly $2 billion during this fiscal year ended October 31, 1997, a gain of approximately 20%. In addition to strong asset growth two new investment products, Victory Lakefront Fund and the Real Estate Investment Fund were launched in March and April of 1997, respectively.* These funds have enhanced the scope of diversification and investment choices available from Victory.

A significant enhancement to the services offered to Victory fund investors is the development of our national distribution network.
The Victory Funds are now available through many no-transaction fee platforms, where investors, working with their investment advisers, have access to the funds without a transaction fee. Victory funds are also available for purchase through over 100 national and regional brokerage firms. The growth of this national distribution network is evidence of investor demand and the level of confidence placed in Victory. It also provides our current and prospective shareholders with convenient and easy access to our investment products.

As always, we welcome your feedback to this annual report.

Yours sincerely,

/s/ Leigh A. Wilson

Leigh A. Wilson, President
The Victory Funds

*For more information about the Victory Funds, including charges and expenses, request a prospectus by calling 1-800-KEY-FUND (1-800-539-3863). Please read the prospectus carefully before investing or sending money.

Investment Review and Outlook

As I write this review at the close of the fiscal year, it is tempting to draw parallels between the stock market and Halloween. The stock market has undergone some dramatic costume changes in the past few weeks. October began with investors dressed up like bulls, led by various Wall Street luminaries masquerading as Goldilocks. Economic activity appeared to be OK, the inflation news was encouraging, and it looked like corporate profits would be pretty good in the third quarter. There were treats aplenty, and everyone seemed happy.

Then a few uninvited guests showed up at the party, with a trick or two to upset the scene. The dollar came as a muscle-bound weightlifter, and unmasked a few of the mighty blue chips as mere mortals when third quarter earnings were reported. Fed Chairman Alan Greenspan went to Capital Hill dressed as a devils advocate, and made a number of inflammatory remarks about the "New Era" approach to economic and market analysis.
To briefly recapitulate the arguments of the New Era proponents: superior methods of information dissemination and inventory management have led to the business cycle being tamed; we could all enjoy an endless array of treats!

The Fed Chairman pointed out that, as far as he knew, the laws of supply and demand had not been suspended, and that the tight labor market needed to be watched very carefully. He also suggested that equity returns were unsustainably high, and the bulls were counting on ever-improving conditions to justify the prices being paid for stocks. To top it all off, the dragons of speculation and excess leverage came along and spooked the Asian Tigers, and a handful of Ninja warriors kicked the tar out of those nations' currencies and stock markets.
Their panic awoke a bear or two from hibernation, and the US markets headed south as well. Stocks that had looked like handsome princes and beautiful princesses all of a sudden looked more like vampires and witches in the eyes of investors.

So what will we see when the make-up comes off and the pumpkins are all turned into pies? Will there still be skeletons in the closet, and ghosts of past market corrections haunting the halls of the New York stock exchange? Or will investors be whistling past one more graveyard, convinced of the long-term invincibility of stocks by yet another speedy rebound from a hair-raising plunge?

Before tackling those questions, let's review a few basics. First, there is no value in trying to predict a market top or bottom. I have no clue as to whether or not the intraday low of less than 7,000 reached briefly in the recent past will be tested again in the weeks or months ahead. On the other hand, there is something to be said for analyzing and estimating the market's fair value, and then assessing the odds of achieving above-average returns in the year or two ahead based on where stock prices are relative to that estimated value. This leads me to my second point: based on interest rates and consensus earnings estimates for 1998, stocks are still roughly 5%-10% overvalued, in my opinion, even after the setback they've suffered in recent sessions. Third, those earnings forecasts are at risk, given the events of the past few weeks in Asia.

Though relatively few US companies derive a substantial portion of their earnings from the Pacific Rim, many more compete with companies based there. Those Asian competitors are likely to drop prices in the wake of their currency devaluations, making it tougher for US firms to raise prices enough to cover rising labor and commodity costs.
I think margins may get squeezed a bit in 1998, at least among the big blue chip companies that have enjoyed six years of virtually uninterrupted margin expansion. Finally, demand for stocks is likely to remain intact from individuals investing through their 401(k) plans and from companies using excess cash to buy back shares. However, foreign investors may be absent for awhile, and retirement demand may be offset by households selling to preserve gains, especially now that the capital gains tax rate has been reduced.

With all that in mind, I think that equity investors are in for a bumpy ride in the next year, and that stock market returns are likely to be well below the high teens average of the past fifteen years.
This does not mean that the trading range from low to high will be only 10% or so; indeed, I would not be surprised if the Dow were to register a new high at some point in the next twelve months, which would imply a point-to-point gain of over 15% from the close on October
30. However, I'm not nimble or prescient enough to load up at the precise bottom of the range, nor to dump everything at the top. So, instead of trying to time the market, why not try to find a few good stock ideas?

If I had to identify one theme that I think will have a high degree of success in the next year or two, it would be margin expansion.
In an environment where most companies will have a tough time passing through higher costs, those that can find a way to improve profitability will become scarce, and that scarcity will attract investors. As for industries, I am attracted to some cyclicals (including some consumer cyclicals like autos, homebuilder's and retailers), financials (especially insurance) and energy (with an emphasis on domestic natural gas). Communications stocks, REITs and biotechnology also appeal to me.
Value looks better than growth, and small looks better than big (despite the tendency of investors to flock to the "safety'' of the big blue chips in times of market turmoil).

Regardless of the market's near-term direction, volatility is likely to remain high. These are times that favor the disciplined investor who maintains strict buy and sell limits on stocks. Fundamental research can provide an edge, limiting the risk of negative surprises. Stick with things you know, and avoid the temptation to jump into unfamiliar stocks just because they've sold off sharply.

If all of this sounds pretty basic, that's because it is. Adherence to the basics in times of market turbulence can make the difference between finding treats or tricks in one's portfolio, and between looking like a Buffet or a buffoon.

/s/ Charles G. Crane

Charlie Crane, Chief Market Strategist
Key Asset Management Inc.

October 31, 1997

Introduction to Money Market Funds

THE INVESTMENT PROCESS

As with longer-term fixed income portfolios, each portfolio manager seeks to enhance portfolio yields by identifying opportunities in the financial markets for incremental returns and by seeking relative value. Portfolio managers for the Victory Funds follow the shape and movement of the yield curve closely. This process helps the portfolios to take advantage of anticipated movements in short-term interest rates.

CREDIT REVIEW

INTEREST RATE ENVIRONMENT

SECTOR SCREEN

TAXABLE FUND PERFORMANCE
The Victory U.S. Government Obligations Fund
The Victory Financial Reserves Fund
The Victory Prime Obligations Fund

TAX-FREE FUND PERFORMANCE
The Victory Ohio Municipal Money Market Fund
The Victory Tax-Free Money Market Fund

The past year has been dominated by speculation about when the Federal Reserve will tighten monetary policy by increasing the Federal Funds Rate. One tightening did occur in the first quarter of 1997 but the subsequent period was one of temporary calm before continued US economic performance re-ignited concerns that the Fed would have to tighten again. However, this has not been the case as each additional piece of economic news or data which shows that the economy is not overheating pushes a potential tightening further into the future. Most recently, the equity sell-off in October has most likely delayed a Fed tightening until late in the first quarter of 1998 at the earliest.

VICTORY
MONEY MARKET
FUNDS

The Victory U.S. Government Obligations Fund
The Victory Prime Obligations Fund
The Victory Financial Reserves Fund

The Victory Financial Reserves, Prime Obligations and US Government Obligations Funds all operate under the same philosophy, which is the preservation of capital, high levels of liquidity to the client and competitive market yields. The primary difference is in the client base of each fund. Changes in the level of interest rates is the primary risk of these funds and we reduce the effects of credit risk by investing in high quality Tier 1 securities which have gone through a credit pre-approval process.

The strong corporate performance we have seen in the last year has reduced the demand for money overall and focused the remaining demand on Tier 1 commercial paper. Moreover, there has been a significant reduction in quality spreads associated with these short-term investments. The result is a market that focuses on differences in yields to a much greater extent than in the past when a security's credit quality played a larger role in issue selection. This has reduced the dispersion of investment performance between managers for the time being.

Going forward, given the recent round of interest rate increases by European banks, the Funds have taken a more "defensive" posture, which essentially means a higher percentage of short-maturity investments.
We are mindful of the fact that the Federal Reserve Board Chairman, Alan Greenspan, continues to issue warnings indicating that a tightening of monetary policy may be forthcoming.


As of October 31, 1997


                                   PRIME            FINANCIAL      US GOVT OBLIGATIONS
                                   OBLIGATIONS      RESERVES      SELECT       INVESTOR


Seven-Day Yield                    4.90%            5.03%         4.85%        5.11%
Seven-Day Effective Yield          5.02%            5.16%         4.97%        5.24%
One Year Total Return              4.89%            5.04%         4.75%          --



Maturity Schedule<F1>
As of 10/31/97


Days to                            PRIME            FINANCIAL     US GOVT
Maturity                           OBLIGATIONS      RESERVES      OBLIGATIONS


Less than 30 Days                  64.0%            59.8%         78.5%
31 to 60 Days                      12.5%            11.9%            0%
61 to 90 Days                       6.3%             6.5%          1.5%
Greater than 90 Days               17.2%            21.8%         20.0%


<F1> The funds' Maturity Schedules presented may not be representative of current or future investment strategies. Fund strategies may change at any time.


The performance data quoted represent past performance and are not indicative of future results. Yields will fluctuate with market conditions. The Victory Financial Reserves Fund yield reflects the waiver of a portion of fees for various periods. Without such waiver of fees, the current 7-day yield would have been 5.00%, and the 7-day effective yield would have been 5.13%, respectively.
There can be no assurance that any of the Victory Money Market Funds will be able to maintain a stable net asset value of $1.00 per share.
An investment in a Victory Money Market Fund is neither insured nor guaranteed by the U.S. Government.

VICTORY
MONEY MARKET
FUNDS

The Victory Tax-Free Money Market Fund
The Victory Ohio Municipal Money Market Fund

As for the tax-free money market funds, they benefited from the relatively stable rate environment with a positively sloping yield curve (indicating an interest rate structure where short term interest rates are lower than longer term rates). The Funds have timed purchases of longer fixed rate notes to coincide with periods when relatively large supply supported higher yields.

The Ohio Municipal Money Market Fund has had to push however, to maintain relatively longer maturity and competitive yield. This is due to the Fund being one of the largest exclusively Ohio paper money market funds with over $600 million in assets. The supply of Ohio debt is limited, and availability of longer term, higher yield investments are more difficult to find. Going forward, we will continue to monitor the supply and demand in the short-term municipal market to take advantage of the times when seasonal factors produce imbalances and yield opportunities.


Maturity Schedule<F1>
As of 10/31/97


Days to Maturity                  TAX-FREE      OHIO MMMKT


Less than 30 Days                 72.3%         63.3%
31 to 60 Days                     11.3%         13.4%
61 to 90 Days                      4.1%          1.0%
Greater than 90 Days              12.3%         22.3%


<F1> The Maturity Schedules presented may not be representative of current or future investment strategies. Fund strategies may change at any time.



As of October 31, 1997


                                  TAX-FREE      OHIO MMMKT


Seven-Day Yield                   3.12%         3.03%
Tax Equivalent Yield1             4.88%         5.31%
Seven-Day Effective Yield         3.17%         3.08%
Seven-Day Tax Equivalent
Effective Yield<F1>               4.95%         5.39%
One Year Total Return             3.07%         3.01%


<F1> The tax equivalent yield is for illustrative purposes only. The tax rate used to calculate the tax equivalent yield was based on the 36% Federal regular income rate, and the rate used for the Ohio MMMKT is the combined 36% federal and 6.9% Ohio state income tax rate and are for illustrative purposes only. The tax bracket does not reflect the effects of the Federal AMT.


The performance data quoted is past performance and are not indicative of future results. Yields will fluctuate with market conditions. The Victory Ohio MMMKT yields reflect the waiver of a portion of certain fees for various periods. In such instances and without such waivers, the current 7-day yield and Tax-Equivalent Yield would have been 2.82% and 4.94%, and the 7-day effective yield and 7-day effective tax equivalent yield would have been 2.87% and 5.02% respectively. There can be no assurance that any of the Victory Money Market Funds will be able to maintain a stable net asset value of $1.00 per share. An investment in a Victory Money Market Fund is neither insured nor guaranteed by the U.S. Government. Certain investors may be subject to the Federal Alternative Minimum Tax and to certain state and local taxes.

Introduction to Taxable Fixed Income Funds

THE INVESTMENT PROCESS

Selecting fixed income securities involves on-going analysis not only of the bonds available in the marketplace, but of interest rates, yield curves, relative values and sector weightings. To conduct their security selection, the experienced fixed income management team follows a disciplined and tested process.

The investment advisor assigns a relative value to each economic sector by utilizing its in-house analytical capabilities as well as a wide range of outside research. It considers the broad economic environment in making duration decisions for each of the Victory Funds. The portfolio managers have developed a proprietary process to identify those securities that have strong potential for income and total return. They are active managers, continually monitoring portfolio holdings for shifts in value that will affect buy and sell decisions.

FIXED INCOME SECURITIES UNIVERSE

CREDIT SCREENING PROCESS

DURATION AND MATURITY SCREEN

SHORT-TERM POOL
Yield Curve Shape and Movement Analysis

SHORT-TERM FUND
The Victory Limited Term Income Fund

INTERMEDIATE-TERM POOL
RELATIVE VALUE ANALYSIS
Supply and Demand Scarcity; Regulatory Changes;
New Products or Securities; New Issues; Technical Innovation;
Sector Analysis; Investor Sentiment

INTERMEDIATE-TERM FUNDS
The Victory Intermediate Income Fund
The Victory Fund for Income
The Victory Government Mortgage Fund

LONG-TERM POOL
RELATIVE VALUE ANALYSIS
Supply and Demand Scarcity; Regulatory Changes;
New Products or Securities; New Issues; Technical Innovation;
Sector Analysis; Investor Sentiment

LONG-TERM FUNDS
The Victory Investment Quality Bond Fund

1. Superior Research.

Before any fixed income security can be considered for purchase by a portfolio manager, it must pass a stringent internal credit review process. As part of this process, credit analysts review the structure and credit ratings of the individual securities as well as the financial statements of the organizations that issue them.

2. No large duration bets are taken.

To keep the interest rate sensitivity of the Victory Funds' fixed income portfolios consistent with the market, a security benchmark is chosen that is appropriate for a given portfolio. The portfolio is then managed to keep its duration as close as possible to that of the given benchmark. By not taking large "duration bets," interest rate risk of the portfolio is dramatically reduced relative to the benchmark.

3. Relative Value.

The portfolio managers for the Victory Funds combine both technical research and market experience to identify inefficiencies and anomalies in the marketplace. Inefficiencies give the portfolio manager the opportunity to purchase securities for the portfolio that may provide higher yields or total returns. Differences in relative value are a function of securities' yield differentials (e.g. between corporate, government and mortgage/asset backed securities), caused by regulatory changes, forces of supply and demand, and investor sentiments.

VICTORY
TAXABLE FIXED
INCOME
FUNDS

The Victory Limited Term Income Fund

The Fund had a good year performing in line with its Index, as was the expectation given its duration neutral position for most of the year. During the course of the year we progressively reduced the percentage of the Fund's investments in Treasuries and increased allocations to corporate, government agency and mortgage-backed debt securities in order to increase the Fund's yield. Our overweighting in the corporate sector will continue to be a part of the ongoing strategy for the Fund. Price volatility of this sector should be moderate due to the relatively short remaining maturity and high credit quality of these investment selections.

Near term we expect a continued rally in the short and intermediate sectors. Longer term however, the underlying strength of the economy is still a concern even with the Federal Reserve on "hold." Minutes from the previous Federal Open Market Committee meeting point towards a bias for tightening if inflation picks up.

Looking forward, we expect to maintain the Fund's duration neutral position. However, should the economy show a resurgence of activity the Fund's duration will be shortened in anticipation of Federal Reserve action. We will continue to monitor the corporate sector for specific value in the short high grade area and seek opportunities to add yield as a cushion against adverse market conditions.


Total Return
As of 10/31/97


                                                 Maximum
                                  Net Asset      Offering
                                  Value          Price


One Year                          5.57%          3.51%
Three Years                       6.42%          5.71%
Five Years                        4.96%          4.54%
Since Inception Annualized
10/20/89                          6.39%          6.13%



Victory Limited Term Income Fund
vs. Merrill Lynch 1-3 Yr Treas

(Dollars in thousands)


                 Limited Term Income      Limited Term @ NAV      Merrill Lynch 1-3 Yr Treas


10/31/89          9,805                   10,000                  10,000
11/30/89          9,886                   10,083                  10,089
12/31/89          9,922                   10,119                  10,130
1/31/90           9,919                   10,116                  10,138
2/28/90           9,958                   10,157                  10,185
3/31/90           9,974                   10,172                  10,220
4/30/90           9,980                   10,179                  10,240
5/31/90          10,140                   10,342                  10,396
6/30/90          10,245                   10,449                  10,506
7/31/90          10,376                   10,583                  10,636
8/31/90          10,389                   10,596                  10,668
9/30/90          10,450                   10,659                  10,756
10/31/90         10,565                   10,775                  10,874
11/30/90         10,691                   10,904                  10,981
12/31/90         10,790                   11,005                  11,114
1/31/91          10,892                   11,109                  11,216
2/28/91          10,964                   11,182                  11,282
3/31/91          11,024                   11,243                  11,358
4/30/91          11,116                   11,337                  11,466
5/31/91          11,194                   11,417                  11,535
6/30/91          11,212                   11,435                  11,582
7/31/91          11,308                   11,533                  11,683
8/31/91          11,462                   11,690                  11,843
9/30/91          11,591                   11,822                  11,971
10/31/91         11,707                   11,940                  12,100
11/30/91         11,835                   12,070                  12,226
12/31/91         12,030                   12,270                  12,412
1/31/92          11,977                   12,215                  12,393
2/29/92          12,000                   12,239                  12,436
3/31/92          11,965                   12,203                  12,431
4/30/92          12,063                   12,304                  12,545
5/31/92          12,194                   12,437                  12,659
6/30/92          12,319                   12,564                  12,789
7/31/92          12,488                   12,736                  12,932
8/31/92          12,581                   12,831                  13,046
9/30/92          12,715                   12,968                  13,170
10/31/92         12,617                   12,869                  13,091
11/30/92         12,564                   12,814                  13,070
12/31/92         12,675                   12,928                  13,194
1/31/93          12,825                   13,080                  13,331
2/28/93          12,966                   13,224                  13,445
3/31/93          12,970                   13,229                  13,485
4/30/93          13,088                   13,348                  13,569
5/31/93          13,068                   13,328                  13,531
6/30/93          13,181                   13,443                  13,631
7/31/93          13,200                   13,463                  13,662
8/31/93          13,348                   13,614                  13,781
9/30/93          13,405                   13,672                  13,826
10/31/93         13,424                   13,691                  13,853
11/30/93         13,389                   13,656                  13,857
12/31/93         13,451                   13,719                  13,908
1/31/94          13,554                   13,824                  13,997
2/28/94          13,420                   13,688                  13,908
3/31/94          13,291                   13,556                  13,838
4/30/94          13,214                   13,477                  13,789
5/31/94          13,220                   13,484                  13,809
6/30/94          13,244                   13,507                  13,850
7/31/94          13,380                   13,646                  13,969
8/31/94          13,404                   13,671                  14,018
9/30/94          13,327                   13,592                  13,986
10/31/94         13,335                   13,601                  14,018
11/30/94         13,253                   13,517                  13,955
12/31/94         13,282                   13,547                  13,987
1/31/95          13,446                   13,714                  14,182
2/28/95          13,653                   13,925                  14,376
3/31/95          13,726                   13,999                  14,457
4/30/95          13,841                   14,117                  14,585
5/31/95          14,131                   14,413                  14,840
6/30/95          14,201                   14,484                  14,920
7/31/95          14,239                   14,523                  14,982
8/31/95          14,323                   14,609                  15,071
9/30/95          14,393                   14,680                  15,144
10/31/95         14,505                   14,794                  15,272
11/30/95         14,644                   14,936                  15,407
12/31/95         14,741                   15,034                  15,525
1/31/96          14,869                   15,165                  15,657
2/29/96          14,792                   15,087                  15,591
3/31/96          14,741                   15,035                  15,577
4/30/96          14,740                   15,034                  15,590
5/31/96          14,762                   15,056                  15,622
6/30/96          14,863                   15,159                  15,734
7/31/96          14,904                   15,201                  15,796
8/31/96          14,939                   15,237                  15,851
9/30/96          15,074                   15,374                  15,994
10/31/96         15,222                   15,525                  16,174
11/30/96         15,329                   15,635                  16,298
12/31/96         15,334                   15,639                  16,298
1/31/97          15,386                   15,693                  16,375
2/28/97          15,427                   15,734                  16,412
3/31/97          15,408                   15,714                  16,406
4/30/97          15,519                   15,828                  16,540
5/31/97          15,601                   15,912                  16,653
6/30/97          15,705                   16,018                  16,768
7/31/97          15,856                   16,172                  16,952
8/31/97          15,859                   16,175                  16,968
9/30/97          15,973                   16,291                  17,096
10/31/97         16,070                   16,390                  17,223


Graph reflects investment growth from end of month of fund commencement.

The Merrill Lynch 1-3 Year Treasury Index (Merrill Lynch 1-3 Yr Treas) is a broad-based unmanaged index that represents the general performance of short-term (1-3 year) U.S. Treasury securities.

The performance data quoted represent past performance and therefore, are not indicative of future results. Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 2.00% sales charge. Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at any time.

VICTORY
TAXABLE FIXED
INCOME
FUNDS

The Victory Intermediate Income Fund

The investment objective of the Victory Intermediate Income Fund is to provide a high level of income by investing in debt securities issued by corporations and the US Government and its agencies or instrumentalities.
Year to date the Fund performed near its benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index. The Fund has benefited from a modestly overweighted position in mortgage-backed securities, but the potential increased volatility of this sector was offset by a shorter and more defensively structured corporate bond position which reduced the Fund's yield.

Going forward, we expect to seek opportunities to add higher yielding investments while adding only modest additional credit risk.


Total Return
As of 10/31/97


                                                 Maximum
                                  Net Asset      Offering
                                  Value          Price


One Year                          6.62%          0.53%
Three Years                       7.57%          5.48%
Since Inception Annualized
12/10/93                          5.10%          3.51%



Victory Intermediate Income Fund
vs. Lehman Int Gov't/Corp

(Dollars in thousands)


                 Intermediate Income      Intermediate Income @ NAV      Lehman Int Govt/Corp


12/31/93          9,422                   10,000                         10,000
1/31/94           9,517                   10,101                         10,111
2/28/94           9,379                    9,953                          9,961
3/31/94           9,251                    9,819                          9,797
4/30/94           9,179                    9,742                          9,730
5/31/94           9,179                    9,742                          9,737
6/30/94           9,183                    9,745                          9,738
7/31/94           9,288                    9,858                          9,878
8/31/94           9,301                    9,871                          9,909
9/30/94           9,209                    9,773                          9,818
10/31/94          9,207                    9,771                          9,817
11/30/94          9,160                    9,722                          9,773
12/31/94          9,197                    9,761                          9,807
1/31/95           9,349                    9,922                          9,972
2/28/95           9,507                   10,090                         10,178
3/31/95           9,565                   10,151                         10,236
4/30/95           9,673                   10,266                         10,363
5/31/95           9,961                   10,572                         10,676
6/30/95          10,016                   10,630                         10,747
7/31/95          10,012                   10,626                         10,749
8/31/95          10,104                   10,724                         10,846
9/30/95          10,166                   10,789                         10,924
10/31/95         10,279                   10,909                         11,046
11/30/95         10,402                   11,040                         11,190
12/31/95         10,489                   11,132                         11,308
1/31/96          10,582                   11,231                         11,405
2/29/96          10,446                   11,087                         11,272
3/31/96          10,385                   11,022                         11,214
4/30/96          10,333                   10,967                         11,175
5/31/96          10,309                   10,941                         11,166
6/30/96          10,413                   11,052                         11,284
7/31/96          10,433                   11,072                         11,318
8/31/96          10,431                   11,070                         11,327
9/30/96          10,567                   11,214                         11,485
10/31/96         10,747                   11,406                         11,688
11/30/96         10,852                   11,517                         11,842
12/31/96         10,809                   11,472                         11,767
1/31/97          10,846                   11,511                         11,812
2/28/97          10,860                   11,526                         11,835
3/31/97          10,777                   11,437                         11,753
4/30/97          10,899                   11,567                         11,892
5/31/97          10,969                   11,642                         11,991
6/30/97          11,065                   11,743                         12,100
7/31/97          11,291                   11,983                         12,345
8/31/97          11,221                   11,909                         12,284
9/30/97          11,352                   12,048                         12,426
10/31/97         11,459                   12,162                         12,564


Graph reflects investment growth from end of month of fund commencement.

The Lehman Brothers Intermediate Government/Corporate Bond Index (Lehman Int Gov't/Corp) is an unmanaged index comprised of investment-grade corporate debt securities and U.S. Treasury and U.S. Government Agency debt securities that mature in one to ten years.

The performance data quoted represent past performance and therefore, are not indicative of future results. Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge. Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at any time.

VICTORY
TAXABLE FIXED
INCOME
FUNDS

The Victory Fund for Income

The year 1997 began with a preemptive tightening of interest rates by the Federal Reserve Board, which allayed the inflationary fears of the bond market and set the stage for a bond market rally. As the market rallied, the strong price performance of certain discount mortgage securities held by the Fund largely offset the lower performance of the income-oriented premium priced securities in the Fund. The Victory Fund for Income typically holds more income-oriented securities than the Lehman Mortgage-Backed Index, and therefore, tends to lag in a bond market rally, as was evidenced in the past year. But the benefits of this relatively defensive strategy are most notable in bear markets such as the one in 1996, when the Fund's relative performance was stronger.

While the economy remains on a very solid footing, there continue to be risks to the outlook for a Goldilocks' ending (the Goldilocks economy is a recent term coined to describe current US economic conditions-- low inflation and low unemployment, the best of both worlds). The tight labor market and high capacity utilization that typify a booming economy have traditionally led to a burst of inflation, rising interests rates and finally recession. Currently, strong productivity growth has allowed businesses to meet growing demand without the usual impact on inflation. Demand may continue to grow, but the outlook for productivity is unclear. Should productivity falter, the Federal Reserve stands ready to head off any increase in inflation by raising interest rates. On the other hand, the recent disturbances in global equity markets suggest the possibility of a decrease in confidence and a possible decline in global demand leading to lower growth rates.

In the short run, rates may rise slightly as global markets stabilize and US economic fundamentals reassert themselves. Longer term, this general level of interest rates should hold and be quite supportive for mortgages. The Fund will continue to seek opportunities to invest in high quality and relatively higher yielding securities.


Total Return
As of 10/31/97


                                                 Maximum
                                  Net Asset      Offering
                                  Value          Price


One Year                          7.58%          5.42%
Three Years                       8.86%          8.14%
Five Years                        6.08%          5.64%
Ten Years                         8.67%          8.39%
Since Inception Annualized
5/8/87                            8.34%          8.13%



Victory Fund for Income
vs. Lehman Mortgage

(Dollars in thousands)


                 Victory Fund for Income      Victory Fund for Income @ NAV     Lehman Mortgage


5/31/87           9,801                       10,000                            10,000
6/30/87           9,960                       10,161                            10,180
7/31/87          10,006                       10,208                            10,219
8/31/87          10,044                       10,248                            10,173
9/30/87           9,789                        9,987                             9,968
10/31/87          9,955                       10,157                            10,269
11/30/87         10,152                       10,357                            10,394
12/31/87         10,230                       10,437                            10,531
1/31/88          10,547                       10,760                            10,925
2/29/88          10,687                       10,903                            11,064
3/31/88          10,741                       10,959                            10,981
4/30/88          10,683                       10,900                            10,933
5/31/88          10,611                       10,826                            10,855
6/30/88          10,853                       11,073                            11,164
7/31/88          10,851                       11,071                            11,119
8/31/88          10,849                       11,069                            11,144
9/30/88          11,083                       11,307                            11,421
10/31/88         11,317                       11,546                            11,671
11/30/88         11,222                       11,450                            11,502
12/31/88         11,198                       11,425                            11,442
1/31/89          11,346                       11,576                            11,640
2/28/89          11,262                       11,490                            11,567
3/31/89          11,283                       11,512                            11,584
4/30/89          11,494                       11,727                            11,818
5/31/89          11,815                       12,054                            12,184
6/30/89          12,151                       12,397                            12,484
7/31/89          12,367                       12,617                            12,766
8/31/89          12,242                       12,490                            12,600
9/30/89          12,326                       12,575                            12,690
10/31/89         12,595                       12,850                            12,979
11/30/89         12,741                       12,999                            13,119
12/31/89         12,812                       13,072                            13,197
1/31/90          12,681                       12,938                            13,104
2/28/90          12,806                       13,066                            13,182
3/31/90          12,840                       13,100                            13,215
4/30/90          12,694                       12,951                            13,096
5/31/90          13,083                       13,348                            13,502
6/30/90          13,290                       13,559                            13,715
7/31/90          13,484                       13,757                            13,954
8/31/90          13,371                       13,641                            13,806
9/30/90          13,514                       13,788                            13,919
10/31/90         13,701                       13,978                            14,076
11/30/90         13,955                       14,237                            14,372
12/31/90         14,169                       14,456                            14,613
1/31/91          14,298                       14,588                            14,835
2/28/91          14,399                       14,691                            14,960
3/31/91          14,473                       14,766                            15,062
4/30/91          14,591                       14,886                            15,200
5/31/91          14,707                       15,005                            15,334
6/30/91          14,767                       15,066                            15,348
7/31/91          14,972                       15,275                            15,607
8/31/91          15,280                       15,589                            15,891
9/30/91          15,547                       15,862                            16,188
10/31/91         15,677                       15,994                            16,457
11/30/91         15,884                       16,205                            16,576
12/31/91         16,335                       16,666                            16,909
1/31/92          16,062                       16,388                            16,713
2/29/92          16,138                       16,465                            16,871
3/31/92          16,080                       16,406                            16,764
4/30/92          16,124                       16,450                            16,928
5/31/92          16,429                       16,762                            17,232
6/30/92          16,691                       17,029                            17,436
7/31/92          16,998                       17,342                            17,589
8/31/92          17,118                       17,464                            17,818
9/30/92          17,287                       17,637                            17,957
10/31/92         17,029                       17,374                            17,799
11/30/92         17,037                       17,383                            17,854
12/31/92         17,217                       17,565                            18,084
1/31/93          17,419                       17,772                            18,321
2/28/93          17,551                       17,906                            18,506
3/31/93          17,576                       17,932                            18,619
4/30/93          17,534                       17,889                            18,716
5/31/93          17,558                       17,914                            18,823
6/30/93          17,829                       18,190                            18,966
7/31/93          17,775                       18,135                            19,042
8/31/93          17,913                       18,276                            19,131
9/30/93          17,918                       18,281                            19,148
10/31/93         17,930                       18,294                            19,204
11/30/93         17,890                       18,253                            19,165
12/31/93         17,927                       18,290                            19,321
1/31/94          18,072                       18,438                            19,512
2/28/94          17,950                       18,314                            19,375
3/31/94          17,883                       18,245                            18,872
4/30/94          17,748                       18,108                            18,732
5/31/94          17,783                       18,143                            18,807
6/30/94          17,763                       18,123                            18,766
7/31/94          17,903                       18,266                            19,141
8/31/94          17,933                       18,296                            19,202
9/30/94          17,795                       18,156                            18,929
10/31/94         17,732                       18,091                            18,918
11/30/94         17,630                       17,988                            18,859
12/31/94         17,716                       18,075                            19,010
1/31/95          17,981                       18,345                            19,417
2/28/95          18,336                       18,707                            19,912
3/31/95          18,550                       18,926                            20,006
4/30/95          18,743                       19,122                            20,290
5/31/95          19,422                       19,815                            20,929
6/30/95          19,520                       19,915                            21,048
7/31/95          19,512                       19,907                            21,084
8/31/95          19,584                       19,981                            21,303
9/30/95          19,780                       20,181                            21,491
10/31/95         19,992                       20,397                            21,682
11/30/95         20,206                       20,615                            21,929
12/31/95         20,392                       20,805                            22,203
1/31/96          20,577                       20,994                            22,370
2/29/96          20,389                       20,802                            22,184
3/31/96          20,388                       20,801                            22,104
4/30/96          20,382                       20,795                            22,043
5/31/96          20,372                       20,784                            21,979
6/30/96          20,505                       20,921                            22,282
7/31/96          20,614                       21,031                            22,364
8/31/96          20,678                       21,097                            22,364
9/30/96          20,901                       21,324                            22,738
10/31/96         21,262                       21,693                            23,184
11/30/96         21,495                       21,931                            23,515
12/31/96         21,431                       21,865                            23,393
1/31/97          21,559                       21,996                            23,566
2/28/97          21,646                       22,085                            23,644
3/31/97          21,544                       21,981                            23,421
4/30/97          21,802                       22,244                            23,794
5/31/97          21,954                       22,399                            24,027
6/30/97          22,131                       22,580                            24,308
7/31/97          22,477                       22,933                            24,765
8/31/97          22,429                       22,884                            24,706
9/30/97          22,677                       23,137                            25,019
10/31/97         22,873                       23,336                            25,297


Graph reflects investment growth from end of month of fund commencement.

The Lehman Brothers Mortgage-Backed Securities Index (Lehman Mortgage) is a broad-based unmanaged index that represents the general performance of fixed rate mortgage bonds.

The performance data quoted represent past performance and therefore, are not indicative of future results. Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 2.00% sales charge. Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at any time.

VICTORY
TAXABLE FIXED
INCOME
FUNDS

The Victory Government Mortgage Fund

The 8.22% one year return of the Victory Government Mortgage Fund lagged the Lehman Mortgage-Backed Index (9.12%), but was very much in line with the mortgage fund universe (8.30%*) for the period ended
October 31, 1997.** For much of the year, the Fund featured seasoned mortgages with either discount or premium prices while de-emphasizing newer, par-priced pools. As the market rallied, the strong price performance of the more liquid discount mortgages largely offset that of the income-oriented premium securities.

While the economy remains on a very solid footing, there continue to be risks to the outlook for a Goldilocks' ending (the Goldilocks economy is a recent term coined to describe current US economic conditions-- low inflation and low unemployment, the best of both worlds). The tight labor market and high capacity utilization that typify a booming economy have traditionally led to a burst of inflation, rising interests rates and finally recession. Currently, strong productivity growth has allowed businesses to meet growing demand without the usual impact on inflation. Demand may continue to grow, but the outlook for productivity is unclear. Should productivity falter, the Federal Reserve stands ready to head off any increase in inflation by raising interest rates. On the other hand, the recent disturbances in global equity markets suggest the possibility of a decrease in confidence and a possible decline in global demand, leading to lower growth rates.

In the short run, rates may rise slightly as global markets stabilize and US economic fundamentals reassert themselves. Longer term, this general level of interest rates should hold and be quite supportive for mortgages.


Total Return
As of 10/31/97


                                                 Maximum
                                  Net Asset      Offering
                                  Value          Price


One Year                          8.22%          1.97%
Three Years                       9.05%          6.92%
Five Years                        6.53%          5.27%
Since Inception Annualized
5/18/90                           8.31%          7.45%



Victory Government Mortgage
vs. Lehman Mortgage

(Dollars in thousands)


              Government Mortgage      Government Mortgage @ NAV      Lehman Mortgage


5/31/90        9,421                   10,000                         10,000
6/30/90        9,537                   10,123                         10,158
7/31/90        9,681                   10,276                         10,335
8/31/90        9,632                   10,224                         10,225
9/30/90        9,710                   10,306                         10,309
10/31/90       9,839                   10,443                         10,426
11/30/90      10,027                   10,643                         10,644
12/31/90      10,154                   10,778                         10,823
1/31/91       10,251                   10,881                         10,988
2/28/91       10,322                   10,956                         11,080
3/31/91       10,361                   10,998                         11,155
4/30/91       10,460                   11,103                         11,258
5/31/91       10,527                   11,174                         11,357
6/30/91       10,509                   11,155                         11,367
7/31/91       10,623                   11,276                         11,559
8/31/91       10,871                   11,539                         11,770
9/30/91       11,069                   11,749                         11,990
10/31/91      11,194                   11,882                         12,189
11/30/91      11,357                   12,055                         12,277
12/31/91      11,682                   12,400                         12,524
1/31/92       11,505                   12,212                         12,378
2/29/92       11,512                   12,220                         12,496
3/31/92       11,436                   12,139                         12,416
4/30/92       11,544                   12,253                         12,538
5/31/92       11,747                   12,469                         12,763
6/30/92       11,939                   12,672                         12,914
7/31/92       12,203                   12,953                         13,027
8/31/92       12,342                   13,100                         13,197
9/30/92       12,564                   13,336                         13,300
10/31/92      12,351                   13,110                         13,183
11/30/92      12,243                   12,995                         13,224
12/31/92      12,412                   13,175                         13,394
1/31/93       12,682                   13,461                         13,570
2/28/93       12,910                   13,703                         13,707
3/31/93       12,946                   13,741                         13,790
4/30/93       13,063                   13,866                         13,862
5/31/93       13,016                   13,816                         13,941
6/30/93       13,186                   13,996                         14,047
7/31/93       13,200                   14,011                         14,103
8/31/93       13,394                   14,217                         14,169
9/30/93       13,444                   14,271                         14,182
10/31/93      13,469                   14,296                         14,223
11/30/93      13,398                   14,221                         14,195
12/31/93      13,427                   14,252                         14,310
1/31/94       13,531                   14,362                         14,452
2/28/94       13,414                   14,238                         14,350
3/31/94       13,108                   13,914                         13,977
4/30/94       12,997                   13,795                         13,874
5/31/94       13,057                   13,859                         13,929
6/30/94       13,023                   13,823                         13,899
7/31/94       13,255                   14,069                         14,177
8/31/94       13,271                   14,086                         14,222
9/30/94       13,091                   13,895                         14,020
10/31/94      13,063                   13,866                         14,012
11/30/94      13,044                   13,846                         13,968
12/31/94      13,151                   13,959                         14,080
1/31/95       13,397                   14,220                         14,381
2/28/95       13,713                   14,556                         14,748
3/31/95       13,752                   14,597                         14,817
4/30/95       13,931                   14,787                         15,028
5/31/95       14,343                   15,224                         15,501
6/30/95       14,431                   15,317                         15,589
7/31/95       14,442                   15,330                         15,616
8/31/95       14,576                   15,472                         15,778
9/30/95       14,698                   15,601                         15,917
10/31/95      14,833                   15,745                         16,059
11/30/95      14,980                   15,900                         16,242
12/31/95      15,153                   16,084                         16,445
1/31/96       15,247                   16,184                         16,568
2/29/96       15,089                   16,016                         16,431
3/31/96       15,029                   15,952                         16,372
4/30/96       14,980                   15,900                         16,326
5/31/96       14,956                   15,875                         16,278
6/30/96       15,088                   16,015                         16,503
7/31/96       15,150                   16,080                         16,564
8/31/96       15,149                   16,080                         16,564
9/30/96       15,373                   16,318                         16,841
10/31/96      15,655                   16,617                         17,171
11/30/96      15,870                   16,845                         17,416
12/31/96      15,787                   16,757                         17,326
1/31/97       15,897                   16,874                         17,454
2/28/97       15,914                   16,892                         17,512
3/31/97       15,776                   16,746                         17,347
4/30/97       16,015                   16,999                         17,623
5/31/97       16,153                   17,145                         17,796
6/30/97       16,340                   17,344                         18,004
7/31/97       16,652                   17,675                         18,342
8/31/97       16,594                   17,614                         18,298
9/30/97       16,782                   17,814                         18,531


Graph reflects investment growth from end of month of fund commencement.

The Lehman Brothers Mortgage-Backed Securities Index (Lehman Mortgage) is a broad-based unmanaged index that represents the general performance of fixed rate mortgage bonds.

The performance data quoted represent past performance and therefore, are not indicative of future results. Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge. Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at any time.

 *Lipper US Mortgage Funds Index, which is a non-weighted index of the 30 largest funds within the Lipper US Mortgage Funds category.

**Reflects the total return without showing the effect of the 5.75% maximum sales charge.

VICTORY
TAXABLE FIXED
INCOME
FUNDS

The Victory Investment Quality Bond Fund

Year over year the Fund's performance was in line with its benchmark, the Lehman Aggregate Bond Fund Index. The Fund benefited from an overweighted position in mortgage-backed securities and corporate bonds. In the mortgage-backed sector, our issue selection added incrementally to the Fund's return. In the corporate sector, the Fund emphasized industrial and financial industry debt.

The fiscal year ended on a strong economic note both domestically and in Europe. The European central banks' response of increasing interest rates added competitive pressure in the bond market. The sudden bout of "Asian Flu" provided an offset to the strong domestic economic releases. A flight to the safety of the US Treasury market ensued as market participants began to assess the level of risk in their portfolios (both stock and bond).

Given our expectation that economic growth will remain healthy, our current strategy in the bond portfolio has been two-pronged. The first strategy has been to add to premium coupon mortgage-backed debt securities as a substitute for short treasuries, as they seem underpriced. Our second strategy has been to purchase long industrial bonds that cheapened during the recent stock market sell off.

While long term Treasury yields have remained in a narrow range of between 6% and 7%, the sudden shifts and mood swings of the market have added difficulty to the management of the Fund. Shareholders can be assured that our stated investment style will remain intact.
Risk will be managed through a combination of portfolio diversification, high average credit quality and a relatively stable duration.


Total Return
As of 10/31/97


                                                 Maximum
                                  Net Asset      Offering
                                  Value          Price


One Year                          7.67%          1.45%
Three Years                       8.90%          6.76%
Since Inception Annualized
12/10/93                          5.70%          4.10%



Victory Investment Quality Bond Fund
vs. Lehman Aggregate

(Dollars in thousands)


              Invest Quality Bond      Invest Quality Bond @ NAV      Lehman Aggregate


12/31/93       9,421                   10,000                         10,000
1/31/94        9,528                   10,114                         10,135
2/28/94        9,390                    9,967                          9,959
3/31/94        9,184                    9,749                          9,713
4/30/94        9,111                    9,671                          9,635
5/31/94        9,101                    9,660                          9,634
6/30/94        9,076                    9,633                          9,613
7/31/94        9,234                    9,801                          9,804
8/31/94        9,229                    9,796                          9,816
9/30/94        9,108                    9,668                          9,672
10/31/94       9,088                    9,646                          9,663
11/30/94       9,093                    9,652                          9,642
12/31/94       9,175                    9,739                          9,708
1/31/95        9,327                    9,900                          9,900
2/28/95        9,528                   10,113                         10,136
3/31/95        9,568                   10,156                         10,198
4/30/95        9,700                   10,295                         10,341
5/31/95       10,075                   10,693                         10,741
6/30/95       10,128                   10,750                         10,819
7/31/95       10,087                   10,706                         10,795
8/31/95       10,203                   10,830                         10,926
9/30/95       10,290                   10,922                         11,032
10/31/95      10,417                   11,057                         11,175
11/30/95      10,565                   11,214                         11,343
12/31/95      10,705                   11,362                         11,502
1/31/96       10,748                   11,408                         11,578
2/29/96       10,573                   11,222                         11,376
3/31/96       10,492                   11,137                         11,297
4/30/96       10,421                   11,062                         11,233
5/31/96       10,379                   11,016                         11,211
6/30/96       10,493                   11,137                         11,361
7/31/96       10,515                   11,161                         11,392
8/31/96       10,479                   11,123                         11,372
9/30/96       10,662                   11,317                         11,570
10/31/96      10,901                   11,571                         11,827
11/30/96      11,091                   11,773                         12,029
12/31/96      10,968                   11,642                         11,918
1/31/97       11,007                   11,683                         11,955
2/28/97       11,019                   11,695                         11,984
3/31/97       10,886                   11,555                         11,851
4/30/97       11,033                   11,711                         12,029
5/31/97       11,125                   11,808                         12,143
6/30/97       11,251                   11,942                         12,288
7/31/97       11,557                   12,267                         12,620
8/31/97       11,440                   12,142                         12,512
9/30/97       11,595                   12,307                         12,698
10/31/97      11,737                   12,458                         12,882


Graph reflects investment growth from end of month of fund commencement.

The Lehman Brothers Aggregate Bond Index (Lehman Aggregate) is a broad-based unmanaged index that represents the general performance of longer-term (greater than 1 year), investment-grade fixed-income securities.

The performance data quoted represent past performance and therefore, are not indicative of future results. Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge. Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at any time.

Introduction to Municipal Fixed Income Funds

THE INVESTMENT PROCESS

The Victory Funds offer a series of Municipal investment strategies that can help you manage your investments. The investment advisor's fixed income specialists maintain a close watch on the credit ratings of the issuers of holdings in the Victory Funds. In addition, our portfolio management team continuously assesses new municipal issues from across the nation for special values and incremental returns.

TAX-EXEMPT SECURITIES UNIVERSE
2000+ issues reviewed per year;
500 new issues reviewed per year

ISSUE AND ISSUER CREDIT QUALITY

DURATION AND MATURITY SCREEN

INTERMEDIATE-TERM POOL

RELATIVE VALUE
Scarcity/Liquidity; Geographic/Economic Trends;
Positive Curve Convexity; New Issues; Sector Analysis

CAPITAL GAINS

INTERMEDIATE-TERM FUNDS
The Victory Ohio Municipal Bond Fund
The Victory New York Tax-Free Fund

LONG-TERM POOL

RELATIVE VALUE
Scarcity/Liquidity; Geographic/Economic Trends;
Positive Curve Convexity; New Issues; Sector Analysis

CAPITAL GAINS

LONG-TERM FUND
The Victory National Municipal Bond Fund

The portfolio
managers of the Victory Funds
utilize a three-dimensional
approach to managing
municipal portfolios.

1. Superior Research.

Credit analysis of municipal securities and issuers is an on-going process. Portfolio managers and credit analysts review over 2,000 existing issues annually in addition to up to 500 new issues each year. Analysts review important factors such as the structure of the offering and the financial status of the issuing entity, as well as any underlying credit enhancements, including insurance and letters of credit.

2. No large "Duration Bets" are taken.

Portfolios are carefully managed to keep their duration consistent with their appropriate benchmark.

3. Relative Value.

The portfolio manager seeks to identify inefficiencies in the marketplace that may result in an increase in the relative value of the securities both in the portfolio and available in the market place. Differences in relative value of municipal securities are created by factors such as geographic and economic trends, regulatory changes, forces of supply and demand and investor sentiment.

The portfolio management team for the Victory Municipal Funds seeks to keep the municipal portfolios fully invested while focusing on maintaining superior credit quality and adequate liquidity.

VICTORY
MUNICIPAL
FIXED INCOME
FUNDS

The Victory Ohio Municipal Bond Fund
The Victory New York Tax-Free Fund
The Victory National Municipal Bond Fund

The Federal Reserve Board's preemptive tightening of interest rates in the first quarter of 1997 allayed the inflationary concerns of the bond market and set the stage for a bond market rally which has continued throughout the year. Inflation has continued to remain subdued and the market remains confident in the Fed's ability to practice effective monetary policy.

In managing the municipal funds, we keep fairly close to the characteristics of our benchmarks, which define the levels of interest rate risk and duration for our funds. Therefore, we focus on undervalued securities, issue selection and coupon structure in our goal to earn a competitive return. This relative value style is implemented through the selective purchase of high quality municipal bonds. The Funds do not undertake or expose their investments to the potential negative effects of interest rate, duration and quality bets relative to their benchmarks.

The Victory National Municipal Bond Fund has produced a total return for the year ending 10/31/97 of 8.10% compared to the Lehman 7-year Municipal Bond Index of 7.43% for the same period.* Although the National Muni Bond Fund has up to this time been compared to the Lehman 10-year Muni Bond Fund Index, the maturity characteristics of the Fund are more in line with the Lehman 7-year Muni Bond Fund Index. The Lehman Brothers 7-year Muni Bond Fund Index is an unmanaged index comprised of investment grade muni bonds with maturities of 6-8 years, weighted according to the total market value of each bond in the Index.

Going forward, we will continue to employ the relative value strategy which has served us well in recent years.

The Victory Ohio Municipal Bond Fund


Total Return
As of 10/31/97


                                                 Maximum
                                  Net Asset      Offering
                                  Value          Price


One Year                          7.37%          1.17%
Three Years                       9.35%          7.21%
Five Years                        7.55%          6.29%
Since Inception Annualized
5/18/90                           7.81%          6.96%



Victory Ohio Municipal Bond Fund
vs. Lehman 10-Yr Muni

(Dollars in thousands)


              Ohio Muni      Ohio Muni @ NAV      Lehman 10-Yr Muni


5/31/90        9,427         10,000               10,000
6/30/90        9,506         10,085               10,094
7/31/90        9,604         10,188               10,234
8/31/90        9,532         10,112               10,087
9/30/90        9,542         10,122               10,089
10/31/90       9,706         10,296               10,311
11/30/90       9,851         10,450               10,521
12/31/90       9,880         10,481               10,547
1/31/91       10,023         10,633               10,721
2/28/91       10,121         10,737               10,813
3/31/91       10,092         10,706               10,807
4/30/91       10,219         10,840               10,956
5/31/91       10,293         10,919               11,039
6/30/91       10,272         10,897               11,025
7/31/91       10,361         10,991               11,141
8/31/91       10,481         11,119               11,292
9/30/91       10,603         11,248               11,465
10/31/91      10,663         11,312               11,558
11/30/91      10,691         11,341               11,577
12/31/91      10,943         11,608               11,823
1/31/92       10,981         11,648               11,848
2/29/92       10,976         11,644               11,830
3/31/92       10,953         11,619               11,813
4/30/92       11,035         11,706               11,925
5/31/92       11,157         11,836               12,064
6/30/92       11,299         11,986               12,273
7/31/92       11,629         12,336               12,676
8/31/92       11,492         12,191               12,526
9/30/92       11,555         12,258               12,630
10/31/92      11,447         12,143               12,501
11/30/92      11,664         12,373               12,730
12/31/92      11,792         12,510               12,878
1/31/93       11,936         12,662               13,095
2/28/93       12,365         13,117               13,575
3/31/93       12,173         12,913               13,376
4/30/93       12,343         13,094               13,504
5/31/93       12,411         13,166               13,551
6/30/93       12,651         13,420               13,818
7/31/93       12,631         13,400               13,852
8/31/93       12,893         13,677               14,139
9/30/93       13,121         13,919               14,313
10/31/93      13,135         13,933               14,336
11/30/93      12,985         13,774               14,218
12/31/93      13,282         14,090               14,521
1/31/94       13,464         14,283               14,700
2/28/94       13,071         13,866               14,297
3/31/94       12,609         13,376               13,751
4/30/94       12,677         13,448               13,902
5/31/94       12,845         13,626               14,013
6/30/94       12,754         13,530               13,953
7/31/94       12,948         13,735               14,187
8/31/94       12,989         13,779               14,243
9/30/94       12,792         13,570               14,051
10/31/94      12,597         13,363               13,845
11/30/94      12,409         13,164               13,584
12/31/94      12,691         13,463               13,828
1/31/95       13,059         13,854               14,186
2/28/95       13,440         14,257               14,588
3/31/95       13,540         14,363               14,785
4/30/95       13,562         14,387               14,803
5/31/95       14,004         14,856               15,272
6/30/95       13,874         14,718               15,177
7/31/95       13,980         14,830               15,400
8/31/95       14,175         15,037               15,610
9/30/95       14,257         15,124               15,710
10/31/95      14,490         15,371               15,890
11/30/95      14,712         15,607               16,103
12/31/95      14,942         15,851               16,201
1/31/96       15,018         15,932               16,365
2/29/96       14,945         15,854               16,298
3/31/96       14,700         15,594               16,096
4/30/96       14,663         15,555               16,039
5/31/96       14,670         15,563               15,995
6/30/96       14,803         15,704               16,146
7/31/96       14,973         15,883               16,301
8/31/96       14,977         15,888               16,301
9/30/96       15,179         16,102               16,469
10/31/96      15,340         16,273               16,677
11/30/96      15,610         16,559               17,014
12/31/96      15,588         16,536               16,937
1/31/97       15,540         16,485               17,003
2/28/97       15,671         16,624               17,163
3/31/97       15,443         16,383               16,933
4/30/97       15,551         16,497               17,058
5/31/97       15,776         16,735               17,301
6/30/97       15,923         16,891               17,491
7/31/97       16,363         17,358               17,982
8/31/97       16,167         17,150               17,808
9/30/97       16,375         17,370               18,034
10/31/97      16,470         17,472               18,130


Graph reflects investment growth from end of month of fund commencement.

The Lehman Brothers 10-Year Municipal Bond (Lehman 10-Yr Muni) Index is a broad-based unmanaged index that represents the general performance of investment-grade municipal bonds with maturities of 8 to 12 years.

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and reinvestment of dividends and capital gain distributions, and unless indicated show the effect of the maximum 5.75% sales charge. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such cases and without such waiver of fees, the total returns would have been lower.

Certain investors may be subject to Federal AMT.

Fee waivers are voluntary and may be modified or terminated at anytime.

*Reflects total return for Class A shares at Net Asset Value, without showing the effect of the 5.75% maximum sales charge.

VICTORY
MUNICIPAL
FIXED INCOME
FUNDS

The Victory New York Tax-Free Fund


Total Return
As of 10/31/97


                                   NY TAX-FREE Class A            NY TAX-FREE Class B
                                                 Maximum                      Contingent
                                  Net Asset      Offering      Net Asset      Deferred
                                  Value          Price         Value          Charges


One Year                          5.77%          -0.34%        4.88%          0.89%
Three Years                       7.01%           4.90%        6.22%          5.33%
Five Years                        6.39%           5.14%        5.85%          5.69%
Since Inception Annualized
2/11/91                           6.90%           5.96%        6.50%          6.50%



Victory New York Tax-Free Fund
vs. Lehman 10-Yr Muni

(Dollars in thousands)


              NY Tax Free Class A      NY Tax Free Class A @ NAV      Lehman 10-Yr Muni


2/28/91        9,526                   10,000                         10,000
3/31/91        9,608                   10,086                          9,995
4/30/91        9,763                   10,248                         10,133
5/31/91        9,876                   10,367                         10,209
6/30/91        9,796                   10,283                         10,197
7/31/91        9,957                   10,452                         10,304
8/31/91       10,100                   10,602                         10,443
9/30/91       10,235                   10,744                         10,604
10/31/91      10,315                   10,827                         10,690
11/30/91      10,275                   10,786                         10,707
12/31/91      10,564                   11,089                         10,935
1/31/92       10,491                   11,012                         10,958
2/29/92       10,557                   11,081                         10,941
3/31/92       10,586                   11,112                         10,925
4/30/92       10,699                   11,231                         11,029
5/31/92       10,805                   11,342                         11,158
6/30/92       10,945                   11,489                         11,351
7/31/92       11,418                   11,985                         11,723
8/31/92       11,210                   11,767                         11,585
9/30/92       11,202                   11,759                         11,681
10/31/92      11,054                   11,603                         11,562
11/30/92      11,320                   11,883                         11,773
12/31/92      11,437                   12,005                         11,910
1/31/93       11,555                   12,129                         12,111
2/28/93       11,957                   12,551                         12,554
3/31/93       11,858                   12,448                         12,371
4/30/93       11,975                   12,570                         12,489
5/31/93       12,075                   12,675                         12,532
6/30/93       12,219                   12,827                         12,779
7/31/93       12,292                   12,903                         12,811
8/31/93       12,532                   13,154                         13,076
9/30/93       12,659                   13,288                         13,237
10/31/93      12,732                   13,365                         13,258
11/30/93      12,608                   13,234                         13,150
12/31/93      12,848                   13,487                         13,430
1/31/94       12,980                   13,625                         13,595
2/28/94       12,745                   13,378                         13,222
3/31/94       12,380                   12,996                         12,717
4/30/94       12,355                   12,969                         12,857
5/31/94       12,431                   13,049                         12,960
6/30/94       12,397                   13,014                         12,904
7/31/94       12,550                   13,174                         13,121
8/31/94       12,559                   13,183                         13,172
9/30/94       12,436                   13,054                         12,994
10/31/94      12,295                   12,906                         12,805
11/30/94      12,072                   12,672                         12,563
12/31/94      12,259                   12,869                         12,789
1/31/95       12,512                   13,133                         13,120
2/28/95       12,788                   13,423                         13,491
3/31/95       12,896                   13,537                         13,674
4/30/95       12,930                   13,572                         13,690
5/31/95       13,202                   13,859                         14,124
6/30/95       13,216                   13,873                         14,036
7/31/95       13,304                   13,965                         14,243
8/31/95       13,380                   14,045                         14,436
9/30/95       13,473                   14,143                         14,529
10/31/95      13,625                   14,302                         14,696
11/30/95      13,778                   14,463                         14,893
12/31/95      13,892                   14,582                         14,984
1/31/96       13,963                   14,657                         15,135
2/29/96       13,937                   14,630                         15,073
3/31/96       13,749                   14,433                         14,886
4/30/96       13,732                   14,414                         14,834
5/31/96       13,744                   14,427                         14,792
6/30/96       13,832                   14,520                         14,933
7/31/96       13,973                   14,668                         15,076
8/31/96       14,027                   14,724                         15,076
9/30/96       14,140                   14,843                         15,231
10/31/96      14,242                   14,950                         15,423
11/30/96      14,400                   15,115                         15,735
12/31/96      14,379                   15,093                         15,664
1/31/97       14,386                   15,101                         15,725
2/28/97       14,494                   15,215                         15,873
3/31/97       14,368                   15,082                         15,660
4/30/97       14,462                   15,181                         15,776
5/31/97       14,591                   15,317                         16,000
6/30/97       14,704                   15,435                         16,176
7/31/97       14,985                   15,730                         16,631
8/31/97       14,890                   15,630                         16,470
9/30/97       15,005                   15,751                         16,679
10/31/97      15,065                   15,813                         16,767


Graph reflects investment growth from end of month of fund commencement.

The Lehman Brothers 10-year Municipal Bond Index (Lehman 10 Yr Muni) is a broad-based unmanaged index that represents the general performance of investment-grade municipal bonds with maturities of 8-12 years.

The Victory National Municipal Bond Fund


Total Return
As of 10/31/97


                                   NATIONAL MUNI Class A         NATIONAL MUNI Class B
                                                 Maximum                      Contingent
                                  Net Asset      Offering      Net Asset      Deferred
                                  Value          Price         Value          Charges


One Year                          8.10%          1.88%         6.74%          2.74%
Three Years                       9.26%          7.11%         8.25%          7.39%
Since Inception Annualized
2/3/94                            6.01%          4.34%         5.16%          4.46%



Victory National Municipal Bond Fund
vs. Lehman 7-Yr & 10-Yr Muni

(Dollars in thousands)


              National Muni Class A      National Muni Class A @ NAV      Lehman 7-Yr Muni      Lehman 10-Yr Muni


2/28/94        9,425                     10,000                           10,000                10,000
3/31/94        9,222                      9,785                            9,733                 9,618
4/30/94        9,299                      9,866                            9,805.02              9,724
5/31/94        9,352                      9,923                            9,854.05              9,802
6/30/94        9,324                      9,893                            9,836.31              9,759
7/31/94        9,449                     10,026                            9,975                 9,923
8/31/94        9,494                     10,073                           10,026.87              9,962
9/30/94        9,301                      9,869                            9,931.61              9,828
10/31/94       9,127                      9,684                            9,831.3               9,684
11/30/94       8,926                      9,471                            9,687.76              9,501
12/31/94       9,090                      9,644                            9,835.01              9,672
1/31/95        9,362                      9,933                           10,018.92              9,923
2/28/95        9,562                     10,146                           10,244.35             10,203
3/31/95        9,677                     10,268                           10,350.89             10,341
4/30/95        9,690                     10,281                           10,377.8              10,354
5/31/95        9,954                     10,562                           10,653.85             10,682
6/30/95        9,942                     10,549                           10,644.26             10,616
7/31/95       10,083                     10,698                           10,779.44             10,772
8/31/95       10,207                     10,830                           10,906.64             10,918
9/30/95       10,261                     10,887                           10,948.09             10,988
10/31/95      10,406                     11,041                           11,043.34             11,114
11/30/95      10,531                     11,173                           11,164.82             11,263
12/31/95      10,697                     11,350                           11,223.99             11,332
1/31/96       10,797                     11,456                           11,332.86             11,446
2/29/96       10,816                     11,476                           11,294.33             11,400
3/31/96       10,655                     11,306                           11,184.77             11,258
4/30/96       10,632                     11,281                           11,164.64             11,219
5/31/96       10,643                     11,293                           11,147.89             11,187
6/30/96       10,704                     11,357                           11,233.73             11,294
7/31/96       10,816                     11,476                           11,326.97             11,402
8/31/96       10,803                     11,463                           11,332.63             11,402
9/30/96       10,892                     11,557                           11,434.62             11,520
10/31/96      11,013                     11,685                           11,558.11             11,665
11/30/96      11,198                     11,882                           11,751.13             11,900
12/31/96      11,174                     11,856                           11,715.88             11,847
1/31/97       11,180                     11,863                           11,758.06             11,893
2/28/97       11,281                     11,969                           11,854.48             12,005
3/31/97       11,149                     11,829                           11,701.56             11,844
4/30/97       11,229                     11,914                           11,762.41             11,932
5/31/97       11,394                     12,089                           11,910.62             12,101
6/30/97       11,517                     12,220                           12,024.96             12,234
7/31/97       11,833                     12,555                           12,303.94             12,578
8/31/97       11,706                     12,420                           12,216.58             12,456
9/30/97       11,846                     12,569                           12,346.08             12,614
10/31/97      11,905                     12,631                           12,418.92             12,681


Graph reflects investment growth from end of month of fund commencement.

The Lehman Brothers 7-year Muni Bond Fund Index is an unmanaged index comprised of investment grade muni bonds with maturities of 6-8 years, weighted according to the total market value of each bond in the Index.

The Lehman Brothers 10-year Municipal Bond Index (Lehman 10 Yr Muni) is a broad-based unmanaged index that represents the general performance of investment-grade municipal bonds with maturities of 8-12 years.

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and reinvestment of dividends and capital gain distributions. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders. Class A performance with a sales charge shows the effect of the maximum 5.75% sales charge applied at the beginning of the reported period.

The performance figures provided for Class B shares includes the performance of Class A shares of the Fund prior to the date that the Class B shares commenced operations. Class B share performance is adjusted to reflect the applicable contingent deferred sales charge payable by shareholders that redeem Class B shares at the end of the time periods shown. In addition, Class B shares are subject to an annual Rule 12b-1 fee of 0.75% of the average daily net assets of Class B shares, and other class-specific expenses. These Class B expenses are reflected in the performance data, but only for the period since the Class B shares commenced operations. (Prior performance of Class A shares has not been adjusted to reflect these expenses.)

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception. In such instances and without such fee waivers, the total returns would have been lower.

Certain investors may be subject to Federal AMT.

Fee waivers are voluntary and may be modified or terminated at anytime.

Introduction to Equity Funds

Diversified Funds

EQUITY RESEARCH UNIVERSE

DIVERSIFIED MANAGEMENT
Value
Growth
Market Condition Assessment
buy/sell decisions

DIVERSIFIED FUNDS
The Victory Balanced Fund
The Victory Diversified Stock Fund
The Victory Stock Index Fund
The Victory Real Estate Investment Fund

Value Funds

EQUITY RESEARCH UNIVERSE

VALUE MANAGEMENT
Valuation
Statistical Cheapness
Earnings Revisions
buy/sell decisions

VALUE FUNDS
The Victory Value Fund
The Victory Special Value Fund
The Victory Ohio Regional Stock Fund
The Victory Lakefront Fund

Growth Funds

EQUITY RESEARCH UNIVERSE

GROWTH MANAGEMENT
Return Prospects
Statistical Valuation
Risk Assessment
buy/sell decisions

GROWTH FUNDS
The Victory Growth Fund
The Victory Special Growth Fund
The Victory International Growth Fund

THE INVESTMENT PROCESS

The Victory Equity Funds that are managed according to the diversified style attempt to remain flexible in order to adjust to changing market conditions.

The Victory Funds that are managed according to a "Value Style" seek to outperform an appropriate market benchmark while maintaining broad market sector exposure. The approach to managing these funds is to target stocks that are statistically inexpensive (low P/Es, low price-to-book, high-yield stocks) and find those issues where investor sentiment is improving as evidenced by upward earnings revisions and positive earning events.

The Victory Equity Funds that are managed according to the growth style subscribe to the philosophy of "Growth At a Reasonable Price"
(GARP). They seek to identify stocks believed to have future return prospects greater than the overall market.

VICTORY
EQUITY FUNDS

The Victory Balanced Fund

The Victory Balanced Fund's performance was negatively impacted by its lower equity exposure compared to the S&P 500 Index, and the Fund's value style of investing. Consistent with our value style we were under-weighted in technology, which was one of the best performing sectors last year, and over-weighted in utilities. The latter was not among the stellar performing economic sectors last year. In addition, international equities which comprise 3.8% of the Fund, lagged domestic equities considerably. Slight changes to asset allocation at the beginning of the year had modestly reduced domestic equities to 53% from 58% in the previous year and increased international stocks.

The fixed income portion benefited from an increase in mortgage-backed securities and corporate bond investments.

Economic conditions of moderate growth and low inflation have been ideal for stocks. While 30 Year Treasury yields have remained range-bound, between 6% and 7%, abrupt movements in the market had added pressures to managing the Fund's fixed income exposure. Once again stocks outperformed bonds and cash last year. Corporate profits have been quite strong but there are signs of a slowdown. Concern over Asian economies' weakness and a related slowdown in domestic profit growth for those companies with Asian exposure contributed to market volatility late in the year.

Our valuation work indicates that bonds are more attractively priced than stocks and we have positioned the portfolio accordingly. The current strategy is two-fold: substituting premium coupon mortgages for short term Treasury securities and purchasing long industrial bonds that have cheapened as a result of the stock market sell off.


Total Return
As of 10/31/97


                                   BALANCED FUND Class A         BALANCED FUND Class B
                                                 Maximum                      Contingent
                                  Net Asset      Offering      Net Asset      Deferred
                                  Value          Price         Value          Charges


One Year                          19.02%         12.20%        17.43%         13.43%
Three Years                       18.17%         15.85%        17.46%         16.73%
Since Inception Annualized
12/10/93                          13.55%         11.84%        13.03%         12.48%



Victory Balanced Fund
vs. S&P 500 & Lipper Balanced

(Dollars in thousands)


      Balanced Class A      Balanced Class A @ NAV      S&P 500      Lipper Balanced


12/31/93       9,426        10,000                      10,000       10,000
1/31/94        9,589        10,173                      10,340       10,262
2/28/94        9,319         9,886                      10,059       10,052
3/31/94        9,040         9,591                       9,621        9,678
4/30/94        9,062         9,614                       9,744        9,704
5/31/94        9,176         9,735                       9,904        9,773
6/30/94        9,064         9,616                       9,661        9,599
7/31/94        9,261         9,825                       9,978        9,821
8/31/94        9,473        10,050                      10,387       10,063
9/30/94        9,235         9,797                      10,133        9,872
10/31/94       9,338         9,907                      10,361        9,907
11/30/94       9,158         9,716                       9,984        9,670
12/31/94       9,264         9,828                      10,132        9,751
1/31/95        9,450        10,026                      10,394        9,870
2/28/95        9,766        10,361                      10,799       10,157
3/31/95        9,932        10,536                      11,118       10,334
4/30/95       10,157        10,776                      11,445       10,524
5/31/95       10,519        11,159                      11,903       10,864
6/30/95       10,582        11,227                      12,179       11,059
7/31/95       10,768        11,424                      12,583       11,294
8/31/95       10,824        11,483                      12,615       11,382
9/30/95       11,118        11,795                      13,147       11,710
10/31/95      11,135        11,813                      13,100       11,681
11/30/95      11,471        12,169                      13,675       12,044
12/31/95      11,684        12,396                      13,939       12,233
1/31/96       11,926        12,652                      14,413       12,454
2/29/96       11,853        12,575                      14,547       12,460
3/31/96       12,015        12,747                      14,687       12,507
4/30/96       12,069        12,803                      14,904       12,590
5/31/96       12,171        12,912                      15,288       12,718
6/30/96       12,261        13,007                      15,346       12,760
7/31/96       12,007        12,738                      14,668       12,432
8/31/96       12,162        12,902                      14,977       12,628
9/30/96       12,619        13,387                      15,820       13,095
10/31/96      12,947        13,735                      16,257       13,373
11/30/96      13,645        14,475                      17,486       13,996
12/31/96      13,383        14,197                      17,139       13,825
1/31/97       13,801        14,641                      18,210       14,248
2/28/97       13,843        14,686                      18,353       14,300
3/31/97       13,513        14,335                      17,599       13,885
4/30/97       13,886        14,731                      18,650       14,302
5/31/97       14,422        15,300                      19,785       14,888
6/30/97       14,823        15,725                      20,671       15,372
7/31/97       15,599        16,549                      22,316       16,247
8/31/97       15,016        15,931                      21,066       15,731
9/30/97       15,597        16,546                      22,220       16,359
10/31/97      15,409        16,347                      21,478       16,061


Graph reflects investment growth from end of month of fund commencement.

The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper Balanced Fund investment category.

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and reinvestment of dividends and capital gain distributions. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by shareholders. Class A performance with sales charge shows the effect of the maximum 5.75% sales charge applied at the beginning of the period.

The performance figures provided for Class B shares includes the performance of Class A shares of the Fund prior to the date that the Class B shares commenced operations. Class B share performance is adjusted to reflect the applicable contingent deferred sales charge payable by shareholders that redeem Class B shares at the end of the time periods shown. In addition, Class B shares are subject to an annual Rule 12b-1 fee of 0.75% of the average daily net assets of Class B shares, and other class-specific expenses. These Class B expenses are reflected in the performance data, but only for the period since the Class B shares commenced operations. (Prior performance of Class A shares has not been adjusted to reflect these expenses.)

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since inception.
In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime.

VICTORY
EQUITY FUNDS

The Victory Diversified Stock Fund

The overall stock market, as represented by the S&P 500, surprised many observers by continuing to power forward for the last eleven consecutive quarters tying an all-time record set between 1962 and 1965. Many of the traditional valuation techniques such as price to book value or dividend yield have had to be discarded one by one as the market's advance seemingly has made them obsolete.

Yet professional investors grounded in the fundamentals of economics and finance know that one cannot totally ignore the past. So we move forward cognizant of history while also mindful of the new forces that are operative in the late 1990's. The two most pertinent of these forces are the seemingly endless stream of cash looking for a home in equities and the stunning focus and improving profitability of the American corporation. While the market has continued to have the wind at its back, it appears to us that the investments risks are increasing as well.

Our task then is to continue to earn a competitive rate of return commensurate with a level of risk that is appropriate for our shareholder constituency. While we are fully invested with cash reserves at a paltry 2%, our emphasis is on the "value" economic sectors of basic industry, consumer cyclicals, financials, and utility companies. The portfolio is also slightly overweighted in technology, but trading activity in this sector has been very sensitive to valuation levels, and we have scaled back positions on the recent excessive strength.
The portfolio continues to de-emphasize consumer staples just as it has for most of the year. This sector includes many multinational companies which now have new concerns about the health and stability of various foreign economies.

We are also consciously bringing down the average market capitalization of the Fund. Our recent inclusion of several mid sized companies is an action predicated on the market broadening out to include more than the "Nifty 50" in its advance.


Total Return
As of 10/31/97


                                  DIVERSIFIED FUND Class A     DIVERSIFIED FUND Class B
                                                 Maximum                      Contingent
                                  Net Asset      Offering      Net Asset      Deferred
                                  Value          Price         Value          Charges


One Year                          27.96%         20.61%        26.48%         22.48%
Three Years                       26.21%         23.75%        25.54%         24.90%
Five Year                         19.73%         18.32%        19.35%         19.25%
Since Inception Annualized
10/20/89                          16.08%         15.23%        15.85%         15.85%



Victory Diversified Stock Fund
vs. S&P 500

(Dollars in thousands)


              Diversified Stock Class A      Diversified Stock Class A @ NAV      S&P 500


10/31/89       9,429                         10,000                               10,000
11/30/89       9,562                         10,141                               10,204
12/31/89       9,887                         10,486                               10,449
1/31/90        9,332                          9,897                                9,747
2/28/90        9,447                         10,019                                9,874
3/31/90        9,700                         10,288                               10,136
4/30/90        9,508                         10,084                                9,883
5/31/90       10,413                         11,044                               10,846
6/30/90       10,371                         10,999                               10,773
7/31/90       10,332                         10,958                               10,738
8/31/90        9,538                         10,116                                9,768
9/30/90        9,082                          9,633                                9,292
10/31/90       9,024                          9,571                                9,253
11/30/90       9,609                         10,191                                9,851
12/31/90       9,944                         10,546                               10,125
1/31/91       10,549                         11,188                               10,567
2/28/91       11,243                         11,924                               11,322
3/31/91       11,291                         11,976                               11,596
4/30/91       11,252                         11,934                               11,624
5/31/91       11,820                         12,536                               12,125
6/30/91       11,077                         11,748                               11,570
7/31/91       11,568                         12,269                               12,109
8/31/91       11,858                         12,577                               12,396
9/30/91       11,515                         12,213                               12,189
10/31/91      11,505                         12,202                               12,353
11/30/91      11,012                         11,679                               11,855
12/31/91      12,328                         13,076                               13,211
1/31/92       12,255                         12,998                               12,965
2/29/92       12,412                         13,164                               13,133
3/31/92       12,107                         12,841                               12,877
4/30/92       12,359                         13,108                               13,255
5/31/92       12,285                         13,030                               13,320
6/30/92       12,136                         12,871                               13,122
7/31/92       12,609                         13,373                               13,658
8/31/92       12,336                         13,083                               13,378
9/30/92       12,655                         13,421                               13,536
10/31/92      12,834                         13,612                               13,582
11/30/92      13,341                         14,149                               14,045
12/31/92      13,491                         14,309                               14,217
1/31/93       13,502                         14,321                               14,336
2/28/93       13,578                         14,401                               14,531
3/31/93       13,772                         14,607                               14,838
4/30/93       13,588                         14,411                               14,479
5/31/93       13,956                         14,802                               14,867
6/30/93       13,909                         14,752                               14,910
7/31/93       13,996                         14,844                               14,850
8/31/93       14,551                         15,433                               15,414
9/30/93       14,449                         15,325                               15,295
10/31/93      14,635                         15,522                               15,612
11/30/93      14,449                         15,325                               15,463
12/31/93      14,837                         15,736                               15,650
1/31/94       15,350                         16,280                               16,182
2/28/94       14,837                         15,736                               15,743
3/31/94       14,331                         15,199                               15,057
4/30/94       14,539                         15,420                               15,250
5/31/94       14,981                         15,889                               15,500
6/30/94       14,629                         15,515                               15,120
7/31/94       14,998                         15,907                               15,616
8/31/94       15,602                         16,548                               16,256
9/30/94       15,350                         16,280                               15,859
10/31/94      15,709                         16,661                               16,215
11/30/94      15,213                         16,135                               15,625
12/31/94      15,424                         16,359                               15,856
1/31/95       15,817                         16,776                               16,267
2/28/95       16,477                         17,475                               16,901
3/31/95       16,945                         17,972                               17,400
4/30/95       17,410                         18,465                               17,913
5/31/95       18,158                         19,258                               18,628
6/30/95       18,396                         19,511                               19,061
7/31/95       18,977                         20,127                               19,693
8/31/95       19,119                         20,278                               19,743
9/30/95       19,734                         20,930                               20,576
10/31/95      19,407                         20,583                               20,502
11/30/95      20,405                         21,642                               21,402
12/31/95      20,881                         22,146                               21,815
1/31/96       21,471                         22,772                               22,557
2/29/96       22,014                         23,348                               22,766
3/31/96       22,317                         23,669                               22,986
4/30/96       22,862                         24,247                               23,324
5/31/96       23,313                         24,726                               23,926
6/30/96       23,111                         24,511                               24,017
7/31/96       22,096                         23,435                               22,956
8/31/96       22,611                         23,981                               23,440
9/30/96       23,769                         25,209                               24,759
10/31/96      24,677                         26,173                               25,442
11/30/96      26,721                         28,341                               27,365
12/31/96      26,042                         27,620                               26,824
1/31/97       27,489                         29,155                               28,500
2/28/97       27,436                         29,099                               28,723
3/31/97       26,596                         28,207                               27,543
4/30/97       27,393                         29,053                               29,187
5/31/97       29,216                         30,987                               30,964
6/30/97       30,167                         31,996                               32,351
7/31/97       32,653                         34,632                               34,925
8/31/97       31,322                         33,220                               32,969
9/30/97       33,133                         35,141                               34,774
10/31/97      31,535                         33,446                               33,613


Graph reflects investment growth from end of month of fund commencement.

The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and reinvestment of dividends and capital gain distributions. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by shareholders. Class A performance with sales charge shows the effect of the maximum 5.75% sales charge applied at the beginning of the period.

The performance figures provided for Class B shares includes the performance of Class A shares of the Fund prior to the date that the Class B shares commenced operations. Class B share performance is adjusted to reflect the applicable contingent deferred sales charge payable by shareholders that redeem Class B shares at the end of the time periods shown. In addition, Class B shares are subject to an annual Rule 12b-1 fee of 0.75% of the average daily net assets of Class B shares, and other class-specific expenses. These Class B expenses are reflected in the performance data, but only for the period since the Class B shares commenced operations. (Prior performance of Class A shares has not been adjusted to reflect these expenses.)

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since inception.
In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime.

VICTORY
EQUITY FUNDS

The Victory Stock Index Fund

The objective of the Victory Stock Index Fundis to replicate the performance of the S&P 500 Index. The Victory Stock Index Fund invests in all stocks in the S&P 500 Index, in proportion to their weighting in the Index. This method of management is referred to as passive investing.

Since we strive to replicate the performance of the S&P 500 Index, we invest in every one of the stocks that comprise the Index; our sector weights are also closely aligned to that of the Index. We follow a full-replication strategy, not one of sampling. In addition, we invest in S&P futures contracts to hedge cash flows, provide liquidity and reduce tracking error. We do not use futures for speculative or leveraging purposes.

The S&P 500 Index has continued its rally through the fiscal year 1997. The Victory Stock Index Fund's performance almost matched that of the S&P 500 with a year to date return of 24.68% versus 25.31% for the Index. For the fiscal year 1997, the Fund returned 31.16%, compared to the S&P 500's return of 32.12% for the same period.*

Consistent with its investment objective, the Fund strives to continue matching the performance of the S&P 500.


Total Return
As of 10/31/97


                                                 Maximum
                                  Net Asset      Offering
                                  Value          Price


One Year                          31.16%         23.59%
Three Years                       26.71%         24.25%
Since Inception Annualized
12/3/93                           21.00%         19.18%



Victory Stock Index Fund
vs. S&P 500

(Dollars in thousands)


              Stock Index      Stock Index @ NAV      S&P 500


12/31/93       9,526           10,000                 10,000
1/31/94        9,839           10,329                 10,340
2/28/94        9,564           10,040                 10,059
3/31/94        9,149            9,605                  9,621
4/30/94        9,263            9,725                  9,744
5/31/94        9,406            9,875                  9,904
6/30/94        9,180            9,637                  9,661
7/31/94        9,477            9,949                  9,978
8/31/94        9,851           10,342                 10,387
9/30/94        9,611           10,090                 10,133
10/31/94       9,823           10,313                 10,361
11/30/94       9,476            9,948                  9,984
12/31/94       9,613           10,092                 10,132
1/31/95        9,856           10,347                 10,394
2/28/95       10,226           10,735                 10,799
3/31/95       10,521           11,044                 11,118
4/30/95       10,833           11,373                 11,445
5/31/95       11,253           11,814                 11,903
6/30/95       11,493           12,065                 12,179
7/31/95       11,876           12,468                 12,583
8/31/95       11,906           12,498                 12,615
9/30/95       12,389           13,006                 13,147
10/31/95      12,350           12,965                 13,100
11/30/95      12,883           13,525                 13,675
12/31/95      13,119           13,773                 13,939
1/31/96       13,564           14,240                 14,413
2/29/96       13,676           14,357                 14,547
3/31/96       13,821           14,509                 14,687
4/30/96       14,014           14,711                 14,904
5/31/96       14,349           15,063                 15,288
6/30/96       14,419           15,137                 15,346
7/31/96       13,776           14,462                 14,668
8/31/96       14,051           14,751                 14,977
9/30/96       14,827           15,566                 15,820
10/31/96      15,238           15,997                 16,257
11/30/96      16,346           17,160                 17,486
12/31/96      16,030           16,828                 17,139
1/31/97       17,010           17,857                 18,210
2/28/97       17,136           17,989                 18,353
3/31/97       16,416           17,233                 17,599
4/30/97       17,389           18,255                 18,650
5/31/97       18,447           19,365                 19,785
6/30/97       19,254           20,212                 20,671
7/31/97       20,762           21,796                 22,316
8/31/97       19,604           20,580                 21,066
9/30/97       20,669           21,698                 22,220
10/31/97      19,987           20,982                 21,478


Graph reflects investment growth from end of month of fund commencement.

The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and the reinvestment of dividends and capital gain distributions, and unless indicated show the effect of the maximum 5.75% sales charge. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such cases and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime.

*Reflects the Fund's total return without showing the effect of the 5.75% maximum sales charge.

VICTORY
EQUITY FUNDS

The Victory Real Estate Investment Fund

The Victory Real Estate Investment Fund returned 22.42% since its inception on April 30, 1997, versus the return of 17.83% of the Morgan Stanley REIT Index for the same period.* Our decision to overweight in the office sector (47% versus 24% for the Index) was mainly instrumental in achieving this result. This decision was based on our knowledge of the fundamental strength of this sector. We believe that this sector will continue to lead growth in the real estate sector over the next twelve months.

By contrast, we have little confidence in the retail sector as a whole although some exceptions do exist. Our weighting for this sector is only 8%, compared to 25% in the Index. The retail sector of malls, strip shopping centers and outlet centers continues to be overbuilt and this combined with the changing spending patterns of the consuming public gives little evidence that this sector can recover in the future.

The Fund invests for the long term with low turnover. However, constant monitoring of the companies, their management teams, the economics of the underlying real estate, and the respective markets will alert us to moving out of a particular stock, property sector or geographical region.


Total Return
As of 10/31/97


                                                 Maximum
                                  Net Asset      Offering
                                  Value          Price


Since Inception
4/30/97                           22.42%         15.38%



Victory Real Estate Investment Fund
vs. MSREIT Index

(Dollars in thousands)


              Real Estate Investment Fund      Real Estate Investment Fund @ NAV      MSREIT Index


4/30/97        9,425.07                        10,000                                 10,000
5/31/97        9,660.7                         10,250                                 10,300.45
6/30/97       10,169.65                        10,790                                 10,844.9
7/31/97       10,744.58                        11,400                                 11,139.3
8/31/97       10,763.43                        11,420                                 11,064.02
9/30/97       11,844.07                        12,566.55                              12,109.89
10/31/97      11,538.17                        12,241.99                              11,782.55


Graph reflects investment growth from end of month of fund commencement.

The Morgan Stanley REIT Index is a capitalization weighted index with dividends reinvested of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and the reinvestment of dividends and capital gain distributions, and unless indicated show the effect of the maximum 5.75% sales charge. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such cases and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime.

*Reflects total return on Fund performance without showing the effect of the 5.75% maximum sales charge.

Investments in this Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk and diversification risk. By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

VICTORY
EQUITY FUNDS

The Victory Value Fund

The stock market over the twelve months ended October 1997 has surged, with growth investors having had the upper hand for most of the period. The Fund saw some variations from the benchmark due to the impact of sector diversification. For instance, The Victory Value Fund was underweighted in the technology sector which was the strongest performing area overall. The electric utilities and the basic industry sectors significantly lagged the market, which hampered the Fund due to its exposure to these areas. Another factor affecting performance has been the dramatic shift during the year from major outperformance by large capitalization stocks early in the year to small company stocks towards the end. This is certainly not a surprising development for the late phase of a long bull run for the large cap issues.

The biggest disappointment for the Fund was its holding of Columbia HCA, which comprises 0.8% of the Fund, and which is the target of the largest health care fraud investigation in history. The decision to remain overweighted in the financial sector was a major plus for this years' performance. Despite stellar returns in fiscal year 1996, we feel that industry fundamentals will continue to improve going forward, and stock valuations continue to show upside potential.

Long term, the basic fundamentals are very strong. The inflation rate is well contained, interest rates are stable, and therefore a very conducive environment for financial assets continues. We are cautiously optimistic that the expansion will continue. Despite recent setbacks, the political and economic factors contributing to the longevity of the expansion phase of the current cycle remain intact. As a result of the current high valuations, we expect equity returns over the next year to be slightly below the historically high returns of the past fifteen years. This does not necessarily mean that stock prices will decline, only that it allows less leeway for mistakes.


Total Return
As of 10/31/97


                                                 Maximum
                                  Net Asset      Offering
                                  Value          Price


One Year                          27.24%         19.89%
Three Years                       24.71%         22.28%
Since Inception Annualized
12/3/93                           19.41%         17.62%



Victory Value Fund
vs. S&P 500

(Dollars in thousands)


              Value Fund      Value Fund @ NAV      S&P 500


12/31/93       9,422          10,000                10,000
1/31/94        9,729          10,327                10,340
2/28/94        9,347           9,921                10,059
3/31/94        8,978           9,529                 9,621
4/30/94        9,109           9,669                 9,744
5/31/94        9,325           9,898                 9,904
6/30/94        9,145           9,706                 9,661
7/31/94        9,400           9,977                 9,978
8/31/94        9,740          10,338                10,387
9/30/94        9,461          10,041                10,133
10/31/94       9,622          10,213                10,361
11/30/94       9,337           9,910                 9,984
12/31/94       9,446          10,026                10,132
1/31/95        9,680          10,274                10,394
2/28/95       10,069          10,687                10,799
3/31/95       10,324          10,958                11,118
4/30/95       10,530          11,176                11,445
5/31/95       10,941          11,613                11,903
6/30/95       11,057          11,736                12,179
7/31/95       11,373          12,071                12,583
8/31/95       11,481          12,186                12,615
9/30/95       11,875          12,604                13,147
10/31/95      11,766          12,488                13,100
11/30/95      12,361          13,120                13,675
12/31/95      12,633          13,408                13,939
1/31/96       13,032          13,832                14,413
2/29/96       13,093          13,897                14,547
3/31/96       13,448          14,273                14,687
4/30/96       13,581          14,415                14,904
5/31/96       13,797          14,644                15,288
6/30/96       13,874          14,726                15,346
7/31/96       13,297          14,113                14,668
8/31/96       13,616          14,452                14,977
9/30/96       14,264          15,140                15,820
10/31/96      14,667          15,568                16,257
11/30/96      15,723          16,688                17,486
12/31/96      15,463          16,412                17,139
1/31/97       16,147          17,138                18,210
2/28/97       16,266          17,265                18,353
3/31/97       15,633          16,593                17,599
4/30/97       16,243          17,240                18,650
5/31/97       17,266          18,326                19,785
6/30/97       17,916          19,016                20,671
7/31/97       19,335          20,522                22,316
8/31/97       18,342          19,468                21,066
9/30/97       19,297          20,482                22,220
10/31/97      18,663          19,809                21,478


Graph reflects investment growth from end of month of fund commencement.

The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and the reinvestment of dividends and capital gain distributions, and unless indicated show the effect of the maximum 5.75% sales charge. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such cases and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime.

VICTORY
EQUITY FUNDS

The Victory Special Value Fund

The Victory Special Value Fund's investments during the year were in line with the Fund's naturally "defensive" orientation and value style, which often leads to investments in stocks that can be considered to be in special situations. Today, that orientation has the Fund overweighted in many industries that are considered economically sensitive, including paper, transportation, machinery, aerospace, and retail. Valuation concerns have kept us from having full representation in the technology sector, and the recent currency devaluations coming out of Southeast Asia and the decline in economic growth have only reinforced this position in our view. While we don't expect much of an impact on the domestic economy, exports will likely be impacted.
Exports have been a large factor powering the growth rates of many technology companies. Among financials, we prefer insurance stocks over the banks, although we retain positions in banks with attractive franchises that we believe will be attractive to acquirers as the consolidation process in the banking industry evolves.

The Fund is guided by an investment philosophy that states that superior long-term performance is the result of identifying stocks which are intrinsically undervalued, statistically inexpensive, and for which investor sentiment is improving. While the portfolio is built from the "bottom-up" on this basis, strict risk controls are employed which serve to enhance the return/risk relationship over time. Examples of risk controls include a preference for "low expectation" stocks that fit the above mentioned criteria, and a limit of two times the benchmark weight for positions in any one sector.

As a value fund with a generally defensive orientation (i.e. low beta), we are not surprised that the Fund would lag the benchmark during a period of unusually high returns. History shows that although past performance does not guarantee future results, the Fund has often outperformed during periods when returns were more normal or declining.


Total Return
As of 10/31/97


                                   SPECIAL VALUE Class A         SPECIAL VALUE Class B
                                                 Maximum                      Contingent
                                  Net Asset      Offering      Net Asset      Deferred
                                  Value          Price         Value          Charge


One Year                          27.05%         19.77%        25.41%         21.41%
Three Years                       21.83%         19.45%        21.03%         20.35%
Since Inception Annualized
12/3/93                           18.06%         16.28%        17.48%         17.00%



Victory Special Value Fund
vs. S&P 400 Mid Cap

(Dollars in thousands)


              Special Value Class A      Special Value Class A @ NAV      S&P 400 Mid Cap


12/31/93       9,423                     10,000                           10,000
1/31/94        9,652                     10,243                           10,233
2/28/94        9,643                     10,233                           10,087
3/31/94        9,319                      9,889                            9,620
4/30/94        9,273                      9,841                            9,692
5/31/94        9,365                      9,938                            9,600
6/30/94        9,179                      9,741                            9,269
7/31/94        9,455                     10,034                            9,583
8/31/94        9,777                     10,376                           10,085
9/30/94        9,610                     10,198                            9,897
10/31/94       9,693                     10,287                           10,005
11/30/94       9,240                      9,806                            9,553
12/31/94       9,543                     10,127                            9,641
1/31/95        9,580                     10,167                            9,741
2/28/95       10,065                     10,681                           10,252
3/31/95       10,317                     10,948                           10,430
4/30/95       10,532                     11,176                           10,639
5/31/95       10,737                     11,395                           10,896
6/30/95       10,924                     11,592                           11,340
7/31/95       11,374                     12,070                           11,931
8/31/95       11,590                     12,299                           12,152
9/30/95       11,683                     12,399                           12,446
10/31/95      11,439                     12,139                           12,126
11/30/95      11,900                     12,628                           12,656
12/31/95      12,099                     12,840                           12,624
1/31/96       12,254                     13,005                           12,807
2/29/96       12,497                     13,262                           13,243
3/31/96       12,633                     13,406                           13,401
4/30/96       13,002                     13,798                           13,811
5/31/96       13,051                     13,850                           13,997
6/30/96       13,131                     13,935                           13,787
7/31/96       12,538                     13,305                           12,855
8/31/96       13,092                     13,894                           13,596
9/30/96       13,571                     14,402                           14,189
10/31/96      13,795                     14,640                           14,230
11/30/96      14,536                     15,426                           15,032
12/31/96      14,423                     15,306                           15,048
1/31/97       14,736                     15,638                           15,613
2/28/97       14,851                     15,760                           15,485
3/31/97       14,501                     15,389                           14,825
4/30/97       14,753                     15,656                           15,209
5/31/97       15,989                     16,968                           16,539
6/30/97       16,464                     17,472                           17,004
7/31/97       17,534                     18,608                           18,687
8/31/97       17,492                     18,563                           18,664
9/30/97       18,252                     19,370                           19,737
10/31/97      17,527                     18,600                           18,878


Graph reflects investment growth from end of month of fund commencement.

The Standard & Poor's 400 Mid-Cap Index (S&P 400 Mid Cap) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid-sized companies.

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and reinvestment of dividends and capital gain distributions. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by shareholders. Class A performance with sales charge shows the effect of the maximum 5.75% sales charge applied at the beginning of the period.

The performance figures provided for Class B shares includes the performance of Class A shares of the Fund prior to the date that the Class B shares commenced operations. Class B share performance is adjusted to reflect the applicable contingent deferred sales charge payable by shareholders that redeem Class B shares at the end of the time periods shown. In addition, Class B shares are subject to an annual Rule 12b-1 fee of 0.75% of the average daily net assets of Class B shares, and other class-specific expenses. These Class B expenses are reflected in the performance data, but only for the period since the Class B shares commenced operations. (Prior performance of Class A shares has not been adjusted to reflect these expenses.)

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figure set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime.

VICTORY
EQUITY FUNDS

The Victory Ohio Regional Stock Fund

The Fund's objective is to seek capital appreciation by investing in a diversified group of common stocks and securities convertible into common stocks issued by companies whose headquarters are located in the state of Ohio. The Ohio Regional Stock Fund has an investment style that can be characterized as having a mid capitalization, value orientation. This means that we look out for stocks of mainly mediums-sized companies which are selling below what we judge to be their fair market values.

As of October 31, 1997, the Fund's one year performance of 34.61% exceeds that of the S&P 500 for the same period.* The Fund's performance was aided by a large exposure to capital goods, technology and financials. There also were a couple of buyouts of companies we held, which is always a pleasant surprise. Belden and Blake and Haverfield Companies were acquired, boosting the Fund's performance. The Fund was hurt by exposure to basic industry.

The current market's price level impels caution, especially in the light of the surprising volatility in stock prices in the absence of earnings disappointments. For this reason, we have taken the Fund to a market weight in utilities for the first time. Going forward, we would expect a lower exposure to banks and an increase in exposure to insurance companies. We expect small to mid capitalization stocks to outperform large caps, and value stocks to outperform high multiple growth stocks.


Total Return
As of 10/31/97


                                   OHIO REGIONAL Class A         OHIO REGIONAL Class B
                                                 Maximum                      Maximum
                                  Net Asset      Offering      Net Asset      Offering
                                  Value          Price         Value          Price


One Year                          34.61%         26.84%        32.71%         28.71%
Three Years                       22.85%         20.44%        21.97%         21.30%
Five Years                        18.87%         17.47%        18.37%         18.26%
Since Inception Annualized
10/20/89                          15.10%         14.25%        14.80%         14.80%



Victory Ohio Regional Stock Fund
vs. S&P 500

(Dollars in thousands)


              Ohio Regional Class A      Ohio Regional Class A @ NAV      S&P 500


10/31/89       9,529                     10,000                           10,000
11/30/89       9,539                     10,010                           10,204
12/31/89       9,592                     10,065                           10,449
1/31/90        8,863                      9,301                            9,747
2/28/90        9,060                      9,507                            9,874
3/31/90        9,196                      9,651                           10,136
4/30/90        8,939                      9,380                            9,883
5/31/90        9,514                      9,983                           10,846
6/30/90        9,571                     10,044                           10,773
7/31/90        9,193                      9,647                           10,738
8/31/90        7,948                      8,340                            9,768
9/30/90        7,134                      7,486                            9,292
10/31/90       6,801                      7,137                            9,253
11/30/90       7,507                      7,877                            9,851
12/31/90       7,818                      8,204                           10,125
1/31/91        8,669                      9,098                           10,567
2/28/91        9,379                      9,842                           11,322
3/31/91        9,866                     10,353                           11,596
4/30/91       10,029                     10,524                           11,624
5/31/91       10,681                     11,209                           12,125
6/30/91       10,140                     10,641                           11,570
7/31/91       10,642                     11,168                           12,109
8/31/91       10,909                     11,447                           12,396
9/30/91       11,143                     11,694                           12,189
10/31/91      11,473                     12,039                           12,353
11/30/91      11,411                     11,974                           11,855
12/31/91      12,403                     13,015                           13,211
1/31/92       12,851                     13,485                           12,965
2/29/92       13,372                     14,032                           13,133
3/31/92       13,233                     13,887                           12,877
4/30/92       12,992                     13,634                           13,255
5/31/92       12,930                     13,568                           13,320
6/30/92       12,391                     13,003                           13,122
7/31/92       12,843                     13,477                           13,658
8/31/92       12,475                     13,091                           13,378
9/30/92       12,517                     13,135                           13,536
10/31/92      12,791                     13,423                           13,582
11/30/92      13,467                     14,132                           14,045
12/31/92      13,753                     14,432                           14,217
1/31/93       14,083                     14,778                           14,336
2/28/93       14,104                     14,800                           14,531
3/31/93       14,474                     15,189                           14,838
4/30/93       14,154                     14,853                           14,479
5/31/93       14,602                     15,323                           14,867
6/30/93       14,608                     15,330                           14,910
7/31/93       14,897                     15,633                           14,850
8/31/93       15,250                     16,003                           15,414
9/30/93       15,465                     16,228                           15,295
10/31/93      15,754                     16,532                           15,612
11/30/93      15,422                     16,183                           15,463
12/31/93      16,032                     16,823                           15,650
1/31/94       16,567                     17,385                           16,182
2/28/94       16,545                     17,362                           15,743
3/31/94       15,738                     16,516                           15,057
4/30/94       16,051                     16,844                           15,250
5/31/94       15,828                     16,609                           15,500
6/30/94       15,687                     16,462                           15,120
7/31/94       16,012                     16,803                           15,616
8/31/94       16,663                     17,485                           16,256
9/30/94       16,433                     17,244                           15,859
10/31/94      16,376                     17,185                           16,215
11/30/94      15,713                     16,489                           15,625
12/31/94      16,037                     16,829                           15,856
1/31/95       16,168                     16,967                           16,267
2/28/95       16,585                     17,404                           16,901
3/31/95       16,922                     17,758                           17,400
4/30/95       17,532                     18,398                           17,913
5/31/95       18,249                     19,150                           18,628
6/30/95       18,755                     19,681                           19,061
7/31/95       19,618                     20,586                           19,693
8/31/95       19,762                     20,737                           19,743
9/30/95       20,002                     20,990                           20,576
10/31/95      19,149                     20,095                           20,502
11/30/95      19,978                     20,965                           21,402
12/31/95      20,274                     21,276                           21,815
1/31/96       20,212                     21,210                           22,557
2/29/96       20,537                     21,551                           22,766
3/31/96       21,553                     22,617                           22,986
4/30/96       21,966                     23,051                           23,324
5/31/96       22,429                     23,537                           23,926
6/30/96       22,275                     23,375                           24,017
7/31/96       21,234                     22,283                           22,956
8/31/96       21,798                     22,875                           23,440
9/30/96       22,694                     23,815                           24,759
10/31/96      22,556                     23,670                           25,442
11/30/96      24,114                     25,305                           27,365
12/31/96      24,502                     25,712                           26,824
1/31/97       24,976                     26,210                           28,500
2/28/97       25,387                     26,640                           28,723
3/31/97       24,592                     25,806                           27,543
4/30/97       24,707                     25,928                           29,187
5/31/97       26,853                     28,179                           30,964
6/30/97       28,088                     29,475                           32,351
7/31/97       29,657                     31,122                           34,925
8/31/97       29,310                     30,757                           32,969
9/30/97       31,302                     32,847                           34,774
10/31/97      30,361                     31,860                           33,613


Graph reflects investment growth from end of month of fund commencement.

The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and reinvestment of dividends and capital gain distributions. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by shareholders. Class A performance with sales charge shows the effect of the maximum 5.75% sales charge applied at the beginning of the period.

The performance figures provided for Class B shares includes the performance of Class A shares of the Fund prior to the date that the Class B shares commenced operations. Class B share performance is adjusted to reflect the applicable contingent deferred sales charge payable by shareholders that redeem Class B shares at the end of the time periods shown. In addition, Class B shares are subject to an annual Rule 12b-1 fee of 0.75% of the average daily net assets of Class B shares, and other class-specific expenses. These Class B expenses are reflected in the performance data, but only for the period since the Class B shares commenced operations. (Prior performance of Class A shares has not been adjusted to reflect these expenses.)

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since inception.
In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime.

*Reflects the total return on Class A shares without showing the effect of the 5.75% maximum sales charge.

Regional Investing may involve additional risks since the companies are located in one geographic region.

VICTORY
EQUITY FUNDS

The Victory Lakefront Fund

In managing the Victory Lakefront Fund we emphasize a bottom up style of stock selection and an unwavering adherence to value investing.
Our sector positioning--specifically overweighted positions in top performing sectors such as capital goods, financials, and technology, have helped the Fund's performance to date. In general, the Fund invests in the stocks of companies which we believe are undervalued relative to their peer group, the overall market, or the current fair value.

Looking ahead, we remain bullish on equities. The market scenario is characterized by low inflation and high employment, low interest rates, solid corporate earnings growth, increases in retirement savings plans, greater overseas trade, a shrinking equity supply, and increased productivity. Although we would not be surprised by some mild corrections, or short periods of market stagnation due to negative earnings surprises or inflation spikes, these are likely to be temporary and would signal buying opportunities.

The slowdown in large cap performance in the last quarter of fiscal 1997 had much to do with the overreaction, in our view, to the impact of the "Asian Currency Crisis" and the potentially adverse effect on the earnings of US companies with international exposure. Firstly, the earnings implications of recent events are likely to be shortlived and secondly, US companies are extremely diversified geographically and are therefore able to weather periodic currency problems. In any event, these challenges are the price of admission to compete in the global marketplace.

The Fund, given its value orientation, possesses somewhat of a natural hedge against market corrections in that most holdings are already considered relatively inexpensive and would therefore have the potential to hold up better during market corrections or long periods of stagnation.


Total Return
As of 10/31/97


                                                 Maximum
                                  Net Asset      Offering
                                  Value          Price


Since Inception
3/3/97                            13.87%         7.32%



Victory Lakefront Fund
vs. S&P 500

(Dollars in thousands)


              Lakefront Fund      Lakefront Fund @ NAV      S&P 500


3/1/97        10,000              10,000                    10,000
3/31/97        8,963.24            9,519.685                 9,589
4/30/97        9,433.97           10,010.18                 10,162
5/31/97       10,009.44           10,620.81                 10,780
6/30/97       10,273.59           10,944.32                 11,263
7/31/97       11,270.14           11,959.35                 12,159
8/31/97       10,711.37           11,366.41                 11,478
9/30/97       11,184.91           11,911.45                 12,107
10/31/97      10,729.96           11,386.98                 11,702


Graph reflects investment growth from end of month of fund commencement.

The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and the reinvestment of dividends and capital gain distributions, and unless indicated show the effect of the maximum 5.75% sales charge. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such cases and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime.

VICTORY
EQUITY FUNDS

The Victory Growth Fund

Problems in Southeast Asia clearly have added some uncertainty to the US Equity Markets. The US economy however continues to remain strong with low inflation, good profit growth, and low interest rates. We are optimistic that the equity market can make further modest gains following the October 1997 sell-off.

The Victory Growth Fund emphasizes high-quality, large capitalization companies with above-average earnings prospects. These companies typically have strong balance sheets, high returns on capital and sound management. In addition, most of the companies in the Fund have more consistent and less volatile earnings profiles than the average S&P 500 company.
In periods of uncertainty, such as the stock market sell-off in Asia, investors seek quality, safety and liquidity and the Victory Fund is well positioned to serve this need.

The Victory Growth Fund was up 29.1% versus the S&P 500 being up 32.1% for the one year period ended 10/31/97.* Although the Victory Fund underperformed the S&P 500, the Fund's performance was very good when compared to equity mutual funds in general and equity growth mutual funds in particular. For instance, the Lipper Growth Fund Index returned 28.4% for the fiscal year.** The Fund benefited from emphasis on large capitalization growth companies in the consumer goods, capital goods, and technology areas. The Fund was underweighted in the financial sector, one of the best performing stock market sectors, and this was a drag on Fund performance.


Total Return
As of 10/31/97


                                                 Maximum
                                  Net Asset      Offering
                                  Value          Price


One Year                          29.08%         21.65%
Three Years                       25.04%         22.62%
Since Inception Annualized
12/3/93                           19.64%         17.85%



Victory Growth Fund
vs. S&P 500

(Dollars in thousands)


              Growth Fund      Growth Fund @ NAV      S&P 500


12/31/93       9,427           10,000                 10,000
1/31/94        9,756           10,349                 10,340
2/28/94        9,530           10,110                 10,059
3/31/94        9,094            9,647                  9,621
4/30/94        9,217            9,777                  9,744
5/31/94        9,434           10,007                  9,904
6/30/94        9,102            9,655                  9,661
7/31/94        9,357            9,926                  9,978
8/31/94        9,707           10,297                 10,387
9/30/94        9,411            9,983                 10,133
10/31/94       9,695           10,285                 10,361
11/30/94       9,439           10,013                  9,984
12/31/94       9,380            9,950                 10,132
1/31/95        9,571           10,153                 10,394
2/28/95        9,886           10,487                 10,799
3/31/95       10,097           10,711                 11,118
4/30/95       10,365           10,995                 11,445
5/31/95       10,700           11,351                 11,903
6/30/95       10,934           11,599                 12,179
7/31/95       11,251           11,935                 12,583
8/31/95       11,164           11,843                 12,615
9/30/95       11,715           12,428                 13,147
10/31/95      11,686           12,397                 13,100
11/30/95      12,157           12,897                 13,675
12/31/95      12,332           13,082                 13,939
1/31/96       12,703           13,476                 14,413
2/29/96       12,834           13,614                 14,547
3/31/96       12,954           13,741                 14,687
4/30/96       13,155           13,955                 14,904
5/31/96       13,607           14,435                 15,288
6/30/96       13,772           14,609                 15,346
7/31/96       13,278           14,086                 14,668
8/31/96       13,540           14,364                 14,977
9/30/96       14,403           15,279                 15,820
10/31/96      14,685           15,578                 16,257
11/30/96      15,834           16,797                 17,486
12/31/96      15,408           16,345                 17,139
1/31/97       16,312           17,304                 18,210
2/28/97       16,459           17,460                 18,353
3/31/97       15,677           16,630                 17,599
4/30/97       16,698           17,713                 18,650
5/31/97       17,781           18,863                 19,785
6/30/97       18,512           19,638                 20,671
7/31/97       19,817           21,022                 22,316
8/31/97       18,459           19,582                 21,066
9/30/97       19,440           20,622                 22,220
10/31/97      18,956           20,108                 21,478


Graph reflects investment growth from end of month of fund commencement.

The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and the reinvestment of dividends and capital gains distributions, and unless indicated show the effect of the maximum 5.75% sales charge. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such cases and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime.

 *Reflects the total return of the Fund without showing the effect of of the 5.75% maximum sales charge

**The Lipper Growth Fund Index is a non-weighted index of the 30 largest funds within the Lipper growth fund category.

VICTORY
EQUITY FUNDS

The Victory Special Growth Fund

The long overdue rally in small company stocks, which began towards the end of April 1997, occurred after such stocks had reached their lowest valuations relative to large companies in over five years.
The rebound in small company stock prices picked up momentum over the summer supported by strong earnings reports. The Victory Special
Growth Fund has no predetermined industry weightings, but investment themes do emerge as we find prosperous companies clustered in strong economic sectors. This forces us to look beyond businesses that are classically defined as growth areas, and examine undiscovered opportunities in stocks which meet our 25% earnings growth rate hurdle. For instance, our initial investment in the oil drillers, just as this group was emerging from a painful period, is a prime example of this kind of creative research.

Going forward, we believe that this trend towards small cap outperformance can be sustained and will draw increasing investor attention, especially since it is occurring at the same time as a slowdown in the S&P 500.
It is likely that the profit growth of larger companies will continue to be hampered by the negative impact of a strong dollar and a diminished ability to affect further cost-cutting. We also expect money to be flowing into small caps due to the lowering of the capital gains tax rate and the devaluation in Asian currency which has soured risk-oriented investors in those markets and may lead them to domestic emerging growth companies instead.

Looking ahead to 1998 it is our opinion that better earnings potential should propel small stock prices higher from current valuations, which are still very close to their historical lows. Based on 1998 earnings growth estimates of +51% and a P/E ratio of 25, the stocks in the portfolio are selling at one-half their growth rates. Domestic emerging growth stocks offer investors the opportunity to share in the wealth creation of ongoing entrepreneurial activity which is the hallmark of our capitalist system. Somewhere within our universe of companies is the next Microsoft.


Total Return
As of 10/31/97


                                                 Maximum
                                  Net Asset      Offering
                                  Value          Price


One Year                          20.62%         13.70%
Three Years                       20.39%         18.03%
Since Inception Annualized
1/11/94                           15.10%         13.32%



Victory Special Growth Fund
vs. Russell 2000

(Dollars in thousands)


              Special Growth      Special Growth @ NAV      Russell 2000


1/31/94        9,425              10,000                    10,000
2/28/94        9,576              10,160                     9,964
3/31/94        8,944               9,490                     9,438
4/30/94        9,255               9,820                     9,494
5/31/94        8,916               9,460                     9,387
6/30/94        8,426               8,940                     9,068
7/31/94        8,615               9,140                     9,217
8/31/94        9,076               9,630                     9,731
9/30/94        9,095               9,650                     9,699
10/31/94       9,227               9,790                     9,660
11/30/94       8,869               9,410                     9,270
12/31/94       9,148               9,706                     9,519
1/31/95        8,968               9,515                     9,399
2/28/95        9,252               9,816                     9,790
3/31/95        9,629              10,217                     9,959
4/30/95        9,950              10,557                    10,180
5/31/95       10,045              10,657                    10,355
6/30/95       10,498              11,138                    10,892
7/31/95       11,168              11,849                    11,520
8/31/95       11,253              11,939                    11,758
9/30/95       11,517              12,220                    11,968
10/31/95      11,149              11,829                    11,433
11/30/95      11,621              12,330                    11,913
12/31/95      11,970              12,701                    12,227
1/31/96       11,895              12,621                    12,214
2/29/96       12,471              13,232                    12,595
3/31/96       12,660              13,432                    12,851
4/30/96       13,566              14,393                    13,539
5/31/96       14,085              14,944                    14,072
6/30/96       13,254              14,063                    13,494
7/31/96       11,942              12,671                    12,316
8/31/96       13,066              13,863                    13,031
9/30/96       13,830              14,674                    13,540
10/31/96      13,349              14,163                    13,331
11/30/96      13,717              14,554                    13,880
12/31/96      14,134              14,997                    14,244
1/31/97       14,421              15,301                    14,529
2/28/97       12,988              13,780                    14,177
3/31/97       11,950              12,679                    13,508
4/30/97       11,574              12,280                    13,545
5/31/97       13,324              14,137                    15,052
6/30/97       13,937              14,787                    15,697
7/31/97       15,024              15,940                    16,428
8/31/97       15,854              16,821                    16,804
9/30/97       17,337              18,394                    18,033
10/31/97      16,101              17,083                    17,241


Graph reflects investment growth from end of month of fund commencement.

The Russell 2000 Index (Russell 2000) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of small- to mid-sized companies.

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and the reinvestment of dividends and capital gains distributions, and unless indicated show the effect of the maximum 5.75% sales charge. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such cases and without such waiver of fees, the total returns would have been lower. Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.

Fee waivers are voluntary and may be modified or terminated at anytime.

VICTORY
EQUITY FUNDS

The Victory International Growth Fund

Towards the end of fiscal 1997, global markets experienced extremely volatile conditions. In emerging markets, particularly in southeast
Asia and subsequently Latin America, currency turmoil, both actual and perceived, was the catalyst. Given the economic interrelationships among the Asian countries, soon other parts of the region, like Malaysia, Hong Kong and Japan, also saw significant declines in their stock markets. Because of the nature of global markets, it was inevitable that developed economies within Europe also were affected.

The Fund's outperformance for the fiscal year relative to its index can partly be attributed to our decision to underweight certain southeast Asian countries while maintaining an above average exposure to countries such as the Netherlands, Finland, Norway and Australia.

Southeast Asian economies are likely to continue to experience the impacts of weak currencies, restrictive financial policies and slower economic growth, while capital inflows will remain unpredictable. Domestic-led recoveries will be essential in countries such as Japan and Malaysia, with financial reform being at the forefront. In Europe, we will closely monitor the development of the European Monetary Union ("EMU"), and its new currency, the "Euro." Growth in emerging economies is expected to continue as large foreign companies focus their attention away from mature markets. Typically dependent on a strong US dollar, capital flows into these countries will continue but growth levels are unlikely to reach levels recently experienced.

The Fund has either removed or reduced the weightings of those stocks whose fundamentals may be adversely affected by a slowdown in southeast Asia. We will continue to maintain our disciplined approach, but will look for "bargains."


Total Return
As of 10/31/97


                                   INTERNATIONAL GROWTH          INTERNATIONAL GROWTH
                                          Class A                      Class B
                                                 Maximum                      Contingent
                                  Net Asset      Offering      Net Asset      Deferred
                                  Value          Price         Value          Charges


One Year                           6.04%         -0.03%        4.68%          0.68%
Three Years                        2.98%          0.98%        2.30%          1.35%
Five Years                        10.25%          8.97%        9.81%          9.67%
Since Inception Annualized
5/18/90                            6.21%          5.37%        5.93%          5.93%



Victory International Growth Fund
vs. MSCI EAFE

(Dollars in thousands)


              International Growth Class A      International Growth Class A @ NAV      MSCII EAFE


5/31/90        9,429                            10,000                                  10,000
6/30/90        9,620                            10,203                                   9,912
7/31/90        9,883                            10,482                                  10,051
8/31/90        8,840                             9,376                                   9,075
9/30/90        8,267                             8,768                                   7,811
10/31/90       8,938                             9,479                                   9,028
11/30/90       8,900                             9,439                                   8,495
12/31/90       8,749                             9,279                                   8,633
1/31/91        8,983                             9,527                                   8,912
2/28/91        9,547                            10,125                                   9,867
3/31/91        9,234                             9,794                                   9,275
4/30/91        9,412                             9,983                                   9,366
5/31/91        9,274                             9,836                                   9,464
6/30/91        8,843                             9,378                                   8,769
7/31/91        9,092                             9,643                                   9,199
8/31/91        9,142                             9,696                                   9,012
9/30/91        9,360                             9,927                                   9,520
10/31/91       9,200                             9,757                                   9,655
11/30/91       8,970                             9,513                                   9,204
12/31/91       9,604                            10,186                                   9,680
1/31/92        9,543                            10,121                                   9,473
2/29/92        9,392                             9,961                                   9,134
3/31/92        9,069                             9,619                                   8,531
4/30/92        9,221                             9,779                                   8,571
5/31/92        9,634                            10,218                                   9,145
6/30/92        9,675                            10,261                                   8,712
7/31/92        9,291                             9,854                                   8,489
8/31/92        9,533                            10,111                                   9,021
9/30/92        9,493                            10,068                                   8,843
10/31/92       9,009                             9,554                                   8,379
11/30/92       8,958                             9,501                                   8,458
12/31/92       8,989                             9,533                                   8,502
1/31/93        8,968                             9,512                                   8,501
2/28/93        9,150                             9,704                                   8,757
3/31/93        9,715                            10,303                                   9,521
4/30/93       10,653                            11,298                                  10,424
5/31/93       10,794                            11,448                                  10,644
6/30/93       10,532                            11,170                                  10,478
7/31/93       10,875                            11,534                                  10,845
8/31/93       11,702                            12,411                                  11,431
9/30/93       11,813                            12,529                                  11,173
10/31/93      12,035                            12,764                                  11,518
11/30/93      11,279                            11,962                                  10,511
12/31/93      12,217                            12,957                                  11,270
1/31/94       12,913                            13,695                                  12,223
2/28/94       12,903                            13,684                                  12,189
3/31/94       12,419                            13,171                                  11,664
4/30/94       12,701                            13,470                                  12,159
5/31/94       12,509                            13,267                                  12,089
6/30/94       12,610                            13,374                                  12,260
7/31/94       12,822                            13,599                                  12,378
8/31/94       13,155                            13,952                                  12,671
9/30/94       12,983                            13,770                                  12,272
10/31/94      13,437                            14,251                                  12,680
11/30/94      12,509                            13,267                                  12,071
12/31/94      12,549                            13,309                                  12,146
1/31/95       11,656                            12,362                                  11,680
2/28/95       11,571                            12,272                                  11,646
3/31/95       12,315                            13,061                                  12,373
4/30/95       12,655                            13,422                                  12,838
5/31/95       12,634                            13,399                                  12,685
6/30/95       12,931                            13,715                                  12,462
7/31/95       13,378                            14,188                                  13,238
8/31/95       13,165                            13,963                                  12,733
9/30/95       13,388                            14,199                                  12,982
10/31/95      13,101                            13,895                                  12,633
11/30/95      13,176                            13,974                                  12,985
12/31/95      13,517                            14,336                                  13,508
1/31/96       13,591                            14,415                                  13,563
2/29/96       13,591                            14,415                                  13,609
3/31/96       13,772                            14,606                                  13,898
4/30/96       14,176                            15,034                                  14,302
5/31/96       13,942                            14,786                                  14,039
6/30/96       14,059                            14,910                                  14,118
7/31/96       13,676                            14,505                                  13,705
8/31/96       13,666                            14,493                                  13,735
9/30/96       14,032                            14,883                                  14,100
10/31/96      13,841                            14,679                                  13,956
11/30/96      14,426                            15,300                                  14,511
12/31/96      14,368                            15,238                                  14,325
1/31/97       14,114                            14,969                                  13,823
2/28/97       14,169                            15,027                                  14,049
3/31/97       14,213                            15,074                                  14,100
4/30/97       14,323                            15,191                                  14,175
5/31/97       14,963                            15,869                                  15,097
6/30/97       15,558                            16,501                                  15,930
7/31/97       15,735                            16,688                                  16,188
8/31/97       14,820                            15,717                                  14,979
9/30/97       15,713                            16,665                                  15,818
10/31/97      14,676                            15,565                                  14,602


Graph reflects investment growth from end of month of fund commencement.

*MSCI EAFE Index--Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI EAFE) is a broad based capitalization weighted unmanaged index that represents the general performance of over 1,000 companies of the European, Australian and Far Eastern equity markets.

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and reinvestment of dividends and capital gain distributions. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by shareholders. Class A performance with sales charge shows the effect of the maximum 5.75% sales charge applied at the beginning of the period.

The performance figures provided for Class B shares includes the performance of Class A shares of the Fund prior to the date that the Class B shares commenced operations. Class B share performance is adjusted to reflect the applicable contingent deferred sales charge payable by shareholders that redeem Class B shares at the end of the time periods shown. In addition, Class B shares are subject to an annual Rule 12b-1 fee of 0.75% of the average daily net assets of Class B shares, and other class-specific expenses. These Class B expenses are reflected in the performance data, but only for the period since the Class B shares commenced operations. (Prior performance of Class A shares has not been adjusted to reflect these expenses.)

Investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime.

International investing is subject to certain factors such as currency exchange rate volatility, possible political, social and economic instability, foreign taxation and differences in auditing and other financial standards.

HOW TO READ YOUR FINANCIAL STATEMENT

This guide will assist you in extracting information from the report which is most important to you.

THE STATEMENT OF ASSETS AND LIABILITIES

Presents all of the assets and liabilities of eachmutual Fund. This is each individual Fund's "balance sheet" as of the date of the statement.

The Financial Statements summarize and describe the Fund's financial transactions. They are broken down into four different statements.

1. Summary of the mutual fund's assets stated at market value including investments owned, dividends, interest and other amounts owed to each Fund by outside parties, and other assets owned by each fund.

2. Summary of all amounts owed by each Fund including distributions declared but not yet paid to shareholders and other amounts due to outside parties.

3. Summary of the amounts that comprise each Fund's net assets including capital, undistributed net investment income, unrealized gains from investments owned and realized gains from investments sold.

4. The number of shares owned by shareholders of each Fund.

5. The market worth of each mutual fund's total net assets divided by the number of outstanding shares.

6. The net asset value per share plus sales charges.

THE STATEMENT OF OPERATIONS

Presents the results of operating activities during the period.

1. Investment income
includes dividend and
interest income earned
from holding investments.

2. Summary of expenses incurred by each Fund from its operations.

3. Summary of realized gains
or losses from selling each Fund's investments and the change during the period in unrealized gains or losses from holding each Fund's investments.

4. Net change due to mutual fund operations.

HOW TO READ YOUR FINANCIAL STATEMENT

THE STATEMENT OF CHANGES IN NET ASSETS

Presents the activity that affects the value of total net assets of each Fund during the two most recent reporting periods.

The Notes to Financial Statements provide explanatory information to the financial statements. These include information on accounting methods used by the mutual Fund, contractual arrangements between the Fund and its service providers, certain transactions affecting the Fund, and other general information about the Fund.

1. See Statement of Operations.

2. Distributions declared to shareholders from net investment income or from net realized gains during the periods. Each Fund declares distributions based on investment income and taxable realized gains, which may differ from the Fund's operations for financial statement purposes. Thus, distributions may exceed net investment income or realized gains.

3. Dollar amount of mutual fund shares issued, reinvested and redeemed during the periods. Detail of this activity pertaining to Funds with two share classes is presented in the footnotes.

4. Compares total net assets as of the end of the current and prior periods.

5. Number of mutual fund shares issued, reinvested and redeemed during the periods. Detail of this activity pertaining to Funds with two share classes is presented in the footnotes.

THE FINANCIAL HIGHLIGHTS

Present changes in net asset value per share as well as certain ratios and supplementary data for the five most recent reporting periods.

1. The table presents changes in the net asset value per share caused by the Fund's investment activities and distributions.

2. Total return presents the historical return on an investment in the Fund throughout the period including changes in net asset value per share and reinvestment of dividends. The total return presented excludes sales charges.

3. Actual ratios of expenses and net investment income to average net assets during the period.

4. Hypothetical ratios of expenses and net investment income to average net assets during the period assuming no fee waivers or expense reimbursements had occurred.

5. Portfolio turnover presents the rate of investment activity. Higher turnover indicates more active investment purchases and sales.



THE VICTORY PORTFOLIOS                   Schedule of Investments
U.S. Government Obligations Fund                October 31, 1997
(Amounts in Thousands, Except Shares)


                                                  Shares or
                                                  Principal              Amortized
Security Description                                 Amount                   Cost


Repurchase Agreements (78.5%)

Aubrey G. Lanston & Co., Inc.,
  5.65%, 11/3/97, (Collateralized
  by $69,052 U.S. Treasury Notes,
  5.88%, 8/31/99, market
  value--$70,997)                                    70,000             $   70,000
Barclays de Zoete Wedd
  Securities, Inc., 5.70%,
  11/3/97, (Collateralized by
  $71,193 various U.S. Treasury
  Securities 0.00%-9.88%,
  3/26/98-2/15/23, market
  value--$81,601)                                    80,000                 80,000
Chase Securities, Inc., 5.62%,
  11/3/97, (Collateralized by
  $71,625 various U.S. Treasury
  Securities, 0.00%-3.63%,
  1/2/98-7/15/02, market
  value--$71,404)                                    70,000                 70,000
Dean Witter Discover, Inc.,
  5.70%, 11/3/97, (Collateralized
  by $79,519 various U.S. Treasury
  Securities, 5.88%-7.25%,
  1/31/99-8/15/22, market
  value--$81,601)                                    80,000                 80,000
Deutsche Morgan Grenfell,
  5.70%, 11/3/97, (Collateralized
  by $76,718 various U.S. Treasury
  Securities, 5.13%-6.50%,
  12/31/98-11/15/26, market
  value--$81,600)                                    80,000                 80,000
Donaldson-Lufkin Jenrette
  Securities Corp., 5.70%,
  11/3/97, (Collateralized by
  $80,338 various U.S. Treasury
  Securities, 0.00%-7.88%,
  9/17/98-11/15/04, market
  value--$81,601)                                    80,000                 80,000
Goldman Sachs Group L.P.,
  5.70%, 11/3/97, (Collateralized
  by $79,971 U.S. Treasury Notes,
  6.00%, 8/15/00, market
  value--$81,600)                                    80,000                 80,000
Harris-Nesbitt Burns Securities,
  5.70%, 11/3/97, (Collateralized
  by $139,388 U.S. Treasury Strips,
  0.00%, 5/15/05-5/15/09, market
  value--$81,600)                                    80,000                 80,000
Lehman Brothers, Inc., 5.67%,
  11/3/97, (Collateralized by
  $189,342 U.S. Treasury Notes
  0.00%, 11/15/08-05/15/15,
  market value--$74,404)                             72,945                 72,945
Morgan Stanley Securities, Inc.,
  5.62%, 11/3/97, (Collateralized
  by $72,170 various U.S. Treasury
  Securities, 0.00%-6.38%,
  1/15/98-1/15/00, market
  value--$71,401)                                    70,000                 70,000
NationsBanc Capital Markets, Inc.,
  5.70%, 11/3/97, (Collateralized
  by $463,270 various U.S.
  Government Securities
  0.00%-9.25%, 11/15/97-8/15/02,
  market value--$423,304)                           415,000                415,000
Nomura Securities International, Inc.,
  5.70%, 11/3/97, (Collateralized by
  $296,186 U.S. Treasury Strips,
  0.00%, 8/15/17-2/15/20, market
  value--$81,600)                                    80,000                 80,000
Smith Barney Securities, Inc.,
  5.65%, 11/3/97, (Collateralized
  by $72,447 various U.S. Treasury
  Securities, 0.00%-5.63%,
  3/5/98-10/31/99, market
  value--$71,401)                                    70,000                 70,000

Total Repurchase Agreements
(Cost $1,327,945)                                                        1,327,945

U.S. Treasury Notes (21.6%)

5.25%, 12/31/97                                      25,000                 24,978
5.13%, 3/31/98                                       25,000                 24,957
6.13%, 3/31/98                                       25,000                 25,010
5.88%, 4/30/98                                       75,000                 75,055
6.13%, 5/15/98                                      105,000                105,252
6.25%, 6/30/98                                       25,000                 25,057
6.25%, 7/31/98                                       30,000                 30,118
6.25%, 7/31/98                                       30,000                 30,138
6.13%, 8/31/98                                       25,000                 25,087

Total U.S. Treasury Notes
(Amortized Cost $365,652)                                                  365,652

Total Investments
(Amortized Cost $1,693,597) <F1>--100.1%                                 1,693,597

Liabilities in excess of other assets (0.1)%                                (1,989)

TOTAL NET ASSETS--100.0%                                                $1,691,608


<F1>  Cost and value for federal income tax and financial reporting purposes are the same.


See notes to financial statements.


THE VICTORY PORTFOLIOS                   Schedule of Investments
Prime Obligations Fund                          October 31, 1997
(Amounts in Thousands, Except Shares)


                                                  Shares or
                                                  Principal              Amortized
Security Description                                 Amount                   Cost


Certificates of Deposit (10.5%)

Bankers Trust New York,
  5.64%<F2>, 11/3/97<F3>                              4,000               $  4,000
Bankers Trust New York,
  5.50%<F2>, 11/4/97<F3>                             10,000                  9,997
Bankers Trust New York,
  6.24%, 4/2/98                                       2,000                  2,001
Canadian Imperial,
  5.58%, 12/30/97                                    15,000                 15,000
Deutschbank,
  5.96%, 8/17/98                                      3,500                  3,500
Fifth Third Bank,
  5.20%, 11/19/97                                     2,600                  2,599
Harris Bank and Trust,
  5.55%, 11/14/97                                    10,000                 10,000
Morgan Guaranty Trust,
  5.58%, 12/22/97                                    10,000                 10,000
Morgan Guaranty Trust,
  5.71%, 1/6/98                                       1,500                  1,500
Morgan Guaranty Trust,
  5.87%, 8/6/98                                       5,000                  5,000
Rabobank,
  5.69%, 3/30/98                                     10,000                 10,001
Societe Generale,
  5.63%<F2>, 11/3/97<F3>                              4,000                  3,998

Total Certificates of Deposit
(Amortized Cost $77,596)                                                    77,596

Commercial Paper (45.7%)

Ameritech Capital Funding Corp.,
  5.49%, 12/31/97                                    10,000                  9,909
Ameritech Corp.,
  5.50%, 1/12/98                                     10,000                  9,890
Arizona Educational
  Loan Marketing Corp.,
  5.54%, 11/5/97,
  LOC Mellon Bank NA                                  3,715                  3,713
Arizona Educational
  Loan Marketing Corp.,
  5.57%, 12/1/97,
  LOC Mellon Bank                                     4,050                  4,031
Arizona Educational
  Loan Marketing Corp.,
  5.52%, 12/1/97,
  LOC Mellon Bank NA                                  6,200                  6,171
Asset Securitization Corp.,
  5.51%, 11/17/97                                    15,000                 14,963
Associates Corp.,
  5.75%, 11/3/97                                     30,000                 29,989
AVCO Financial Services,
  5.50%, 11/4/97                                      2,500                  2,499
AVCO Financial Services,
  5.50%, 12/1/97                                      9,000                  8,959
California Higher Education
  Loan Authority,
  5.56%, 11/6/97,
  LOC State Street                                    7,000                  6,995
Chevron Oil Finance,
  5.53%, 11/17/97,
  LOC Credit Suisse Bank                             10,000                  9,976
Eiger Capital Corp.,
  5.55%, 11/21/97                                     5,000                  4,985
Ford Motor Credit Corp.,
  5.52%, 12/2/97                                      5,000                  4,976
General Electric Capital Corp.,
  5.79%, 11/3/97                                     15,000                 14,995
General Electric Capital Corp.,
  5.64%, 2/2/98                                      10,000                  9,854
General Electric Capital Corp.,
  5.59%, 3/30/98                                      5,000                  4,884
General Motors Acceptance Corp.,
  5.62%, 4/23/98                                      7,000                  6,811
McGraw Hill,
  5.52%, 12/22/97                                    11,800                 11,708
Nebraska Higher Education
  Loan Program,
  5.59%, 11/25/97, SLMA                              15,000                 14,944
Rabobank,
  5.49%, 11/3/97                                     15,000                 14,995
Rank Xerox,
  5.75%, 11/3/97                                     22,000                 21,993
Reed Elseuier,
  5.52%, 11/18/97                                     5,000                  4,987
Retailer Funding,
  5.54%, 11/13/97                                    10,000                  9,982
Retailer Funding,
  5.52%, 11/18/97                                    12,063                 12,032
Retailer Funding,
  5.55%, 12/5/97                                      5,000                  4,974
Sanwa Business Credit Corp.,
  5.62%, 11/6/97                                      5,000                  4,996
Sheffield Corp.,
  5.75%, 11/3/97                                      8,950                  8,947
Sheffield Corp.,
  5.55%, 11/14/97                                     5,000                  4,990
Smith Barney, Inc.,
  5.52%, 11/14/97                                    10,000                  9,980
Sony Capital Corp.,
  5.52%, 11/7/97                                     10,000                  9,991
Sony Capital Corp.,
  5.50%, 11/10/97                                     6,100                  6,092
Southern California Gas,
  5.53%, 12/9/97                                      2,744                  2,728
Southwest Student Service,
  5.53%, 11/3/97,
  LOC Dresdner Bank AG                                8,300                  8,297
Toshiba America, Inc.,
  5.57%, 12/12/97                                     5,000                  4,968
Toshiba America, Inc.,
  5.52%, 12/23/97                                     5,000                  4,960
Toshiba America, Inc.,
  5.55%, 2/23/98                                      5,500                  5,403
Transamerica Finance,
  5.50%, 11/13/97                                     5,902                  5,891
Vehicle Services,
  5.63%, 1/14/98,
  LOC NationsBank, Texas                             10,000                  9,884

Total Commercial Paper
(Amortized Cost $336,342)                                                  336,342

Corporate Bonds (16.6%)

Associates Corp.,
  7.25%, 5/15/98                                      3,000                  3,017
Astro Aluminum,
  5.70%<F2>, 11/6/97<F3>,
  LOC National City Bank                              2,660                  2,660
AVCO Financial Services,
  5.50%, 5/1/98                                       2,000                  1,993
Bankers Trust New York,
  5.70%<F2>, 11/3/97<F3>                              5,000                  5,000
Baylis Group Partnership,
  5.75%<F2>, 11/6/97<F3>,
  LOC Societe Generale                                3,180                  3,180
Carelife, Inc.,
  5.70%<F2>, 11/6/97<F3>,
  LOC National City Bank                              2,350                  2,350
Carelife, Inc.,
  5.70%<F2>, 11/6/97<F3>,
  LOC National City Bank                                175                    175
Chevron Finance,
  5.60%, 4/1/98                                      10,000                  9,993
Cleveland Steel Container,
  5.70%<F2>, 11/6/97<F3>,
  LOC National City Bank                              1,395                  1,395
Comerica Bank,
  5.64%<F2>, 11/4/97<F3>                             10,000                  9,996
Dietz Road Ltd Partnership,
  5.70%<F2>, 11/6/97<F3>,
  LOC National City Bank                                775                    775
Dome Corp,
  5.67%<F2>, 11/5/97<F3>,
  LOC Societe Generale                                2,820                  2,820
F.C. Bellevue Inc.,
  5.70%<F2>, 11/6/97<F3>,
  LOC National City Bank                              2,500                  2,500
General American Life Insurance,
  5.85%<F2>, 11/3/97<F3>                             15,000                 15,000
GMH Enterprises,
  5.70%<F2>, 11/6/97<F3>,
  LOC National City Bank                              1,675                  1,675
Highland Road Partners,
  5.70%, 10/1/04,
  LOC National City Bank                                815                    815
Highland Road Partners,
  5.70%<F2>, 11/6/97<F3>,
  LOC National City Bank                                235                    235
McKinley Air Transport,
  5.70%<F2>, 11/6/97<F3>,
  LOC National City Bank                                850                    850
MCMC Pob LII,
  5.70%<F2>, 11/6/97<F3>,
  LOC National City Bank                                810                    810
Mount Carmel East,
  5.70%<F2>, 11/6/97<F3>,
  LOC National City Bank                                725                    725
Nestle Holding,
  5.88%, 6/19/98                                      1,170                  1,169
Olympic Steel Corp.,
  5.68%<F2>, 11/6/97<F3>,
  LOC Fifth Third Bank                                3,040                  3,040
Pharmed, Inc Project,
  5.68%<F2>, 11/6/97<F3>,
  LOC Fifth Third Bank                                  640                    640
Philip Morris Cos., Inc.,
  9.25%, 12/1/97                                      2,700                  2,707
Presrite Corp.,
  5.70%<F2>, 11/6/97<F3>,
  LOC National City Bank                              1,040                  1,040
Reichert Limited Partnership,
  5.70%<F2>, 11/6/97<F3>,
  LOC National City Bank                              3,140                  3,140
Republic New York
  Securities Master Note,
  5.79%<F2>, 11/4/97<F3>                             12,000                 12,000
Rivnut Engineered Products,
  5.70%<F2>, 11/6/97<F3>,
  LOC National City Bank                                501                    501
RKS LLC Health Care,
  5.70%<F2>, 11/5/97<F3>,
  LOC AmSouth Bank                                    9,700                  9,700
S&S Ltd. Partnership Project,
  5.70%<F2>, 11/6/97<F3>,
  LOC National City Bank                                695                    695
Schipper Enterprises,
  5.70%<F2>, 11/6/97<F3>,
  LOC Bank One                                        2,963                  2,963
Schipper Enterprises,
  5.70%<F2>, 11/6/97<F3>,
  LOC Bank One                                          132                    132
SeaRiver Maritime, Inc.,
  5.62%<F2>, 11/3/97,
  Guaranteed by Exxon                                14,300                 14,300
Sofa Express Project,
  5.70%<F2>, 11/6/97<F3>,
  LOC National City Bank                                750                    750
Tell-Schipper Properties, Inc.,
  5.70%<F2>, 11/6/97<F3>,
  LOC Bank One                                        1,500                  1,500
Zanetos Partnership Project,
  5.70%<F2>, 11/6/97<F3>,
  LOC National City Bank                              1,820                  1,820

Total Corporate Bonds
(Amortized Cost $122,061)                                                  122,061

Medium Term Notes (12.7%)

CIT Group Holdings,
  6.35%, 7/31/98                                      3,100                  3,112
Exxon Funding,
  8.00%, 10/2/98                                      1,379                  1,403
Ford Motor Credit Corp.,
  8.00%, 12/1/97                                      2,050                  2,053
Ford Motor Credit Corp.,
  9.38%, 12/15/97                                     5,000                  5,020
Ford Motor Credit Corp.,
  6.55%, 2/3/98                                       1,300                  1,302
General Electric Capital Corp.,
  7.95%, 2/2/98                                       1,200                  1,205
General Electric Capital Corp.,
  8.63%, 3/12/98                                      1,823                  1,838
General Electric Capital Corp. Note,
  7.08%, 3/30/98                                      2,500                  2,512
General Motors Acceptance Corp.,
  5.74%<F2>, 11/3/97<F3>                              5,000                  5,001
General Motors Acceptance Corp.,
  7.50%, 3/16/98                                      1,000                  1,004
General Motors Acceptance Corp.,
  7.13%, 5/11/98                                      1,000                  1,004
General Motors Acceptance Corp.,
  7.85%, 11/17/97                                    12,122                 12,135
General Motors Acceptance Corp.,
  6.38%, 7/2/98                                       2,000                  2,006
General Motors Acceptance Corp.,
  6.25%, 9/8/98                                       3,000                  3,006
Goldman Sachs Notes,
  9.37%, 7/20/98                                      3,000                  3,072
John Deere Capital Corp.,
  5.85%, 10/28/98                                    10,000                  9,995
Merrill Lynch,
  5.77%, 6/10/98                                      5,000                  5,000
Miami Valley,
  5.60%<F2>, 11/6/97<F3>                              2,000                  2,000
Morgan Guaranty Trust Co.,
  5.63%<F2>, 11/14/97<F3>                             4,000                  4,000
Morgan Stanley Group,
  5.82%<F2>, 12/15/97<F3>                             8,000                  8,000
Nationsbank,
  5.83%<F2>, 11/27/97<F3>                             4,000                  4,001
PepsiCo, Inc.,
  8.00%, 12/28/97                                     1,185                  1,188
PepsiCo, Inc.,
  5.80%, 8/31/98                                      5,000                  4,991
Philip Morris,
  9.00%, 5/15/98, .                                   1,500                  1,524
Philip Morris,
  8.70%, 6/1/98, .                                    2,000                  2,031
Student Loan Marketing Assoc.,
  5.75%, 1/23/98                                      3,000                  3,000
Walt Disney Co.,
  8.00%, 12/19/97                                     2,000                  2,005

Total Medium Term Notes
(Amortized Cost $93,408)                                                    93,408

Municipal Bonds (2.5%)

Ohio (1.0%):
Cuyahoga County Taxable EDR,
  Gateway Arena Project,
  Series B, 5.67%<F2>, 11/5/97<F3>,
  LOC Canadian Imperial Bank
  Of Commerce                                         7,500                  7,500
Virginia (1.5%):
Industrial Development
  Authority of Bedford,
  5.73%<F2>, 12/23/97<F3>, LOC
  Societe Generale                                    5,000                  5,000
State Housing Authority
  Commonwealth Mortgage,
  5.80%, 12/30/97                                     6,000                  6,000
                                                                            11,000

Total Municipal Bonds
(Amortized Cost $18,500)                                                    18,500

U.S. Government Agencies (1.0%)

Federal Home Loan Bank (0.4%):
5.78%, 1/28/98,
  Callable 07/28/97 @ 100                             3,000                  3,000
Student Loan Marketing Assoc.
  (0.6%):
5.54%, 2/25/98                                        4,000                  3,999

Total U.S. Government Agencies
(Amortized Cost $6,999)                                                      6,999

U.S. Treasury Notes (1.2%)

5.25%, 12/31/97                                       4,000                  3,998
7.88%, 1/15/98                                        5,000                  5,022

Total U.S. Treasury Notes
(Amortized Cost $9,020)                                                      9,020

Total Investments (Amortized Cost $663,926)                                663,926

Repurchase Agreements (9.8%)

Goldman Sachs Group L.P.,
  5.70%, 11/3/97, (Collateralized
  by $36,717 U.S. Treasury
  Securities, 0.00%-5.88%,
  9/17/98-8/31/99,
  market value--$37,013)                             36,287                 36,287
Paine Webber Securities Corp.,
  5.70%, 11/3/97 (Collateralized
  by $36,280 U.S. Treasury
  Notes, 6.13%, 8/31/98,
  market value--$36,825)                             36,100                 36,100

Total Repurchase Agreements
(Cost $72,387)                                                              72,387

Total Investments and Repurchase Agreements
(Amortized Cost $736,313) <F1>--100.0%                                     736,313

Other assets in excess of liabilities 0.0%                                     136

TOTAL NET ASSETS--100.0%                                                  $736,449


<F1>  Cost and value for federal income tax and financial reporting purposes are the same.

<F2>  Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 1997.
      The date reflects the next rate change date.

<F3>  Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods less than one year.

EDR--Economic Development Revenue
LOC--Letter of Credit
SLMA--Student Loan Marketing Assoc.


See notes to financial statements.


THE VICTORY PORTFOLIOS                   Schedule of Investments
Financial Reserves Fund                         October 31, 1997
(Amounts in Thousands, Except Shares)


                                                  Shares or
                                                  Principal              Amortized
Security Description                                 Amount                   Cost


Bankers Acceptances (1.2%)

Bank of America,
  5.51%, 4/15/98                                     10,000               $  9,748
Total Bankers Acceptances
(Amortized Cost $9,748)                                                      9,748

Certificates of Deposit (8.9%)

Bankers Trust New York,
  5.64%<F2>, 11/3/97<F3>                              6,000                  6,000
Bankers Trust New York,
  5.50%<F2>, 11/4/97<F3>                             10,000                  9,999
Bankers Trust New York,
  6.24%, 4/2/98                                       4,000                  4,001
Bankers Trust New York,
  5.91%, 8/7/98                                       4,000                  3,996
Canadian Imperial,
  5.58%, 12/30/97                                    15,000                 15,000
Deutschbank,
  5.96%, 8/17/98                                      4,000                  4,000
Harris Bank and Trust,
  5.55%, 11/14/97                                     5,000                  5,000
Morgan Guaranty Trust,
  5.58%, 12/22/97                                    10,000                 10,000
Societe Generale,
  5.63%<F2>, 11/3/97<F3>                              7,000                  6,997
Societe Generale,
  5.64%<F2>, 11/3/97<F3>                              6,000                  5,998

Total Certificates of Deposit
(Amortized Cost $70,986)                                                    70,991

Commercial Paper (38.5%)

Ameritech Capital Funding Corp.,
  5.49%, 12/31/97                                    10,000                  9,909
Ameritech Corp.,
  5.50%, 1/12/98                                     10,000                  9,890
Associates Corp.,
  5.75%, 11/3/97                                     30,000                 29,991
BellSouth Telecommunications,
  5.50%, 12/12/97                                     8,100                  8,049
Beta Finance,
  5.60%, 4/23/98                                     10,000                  9,731
Chevron Oil Finance,
  5.53%, 11/17/97,
  LOC Credit Suisse Bank                              5,000                  4,988
Fleet Funding Corp.,
  5.52%, 11/17/97                                    25,000                 24,939
General Electric Capital Corp.,
  5.79%, 11/3/97                                     10,000                  9,997
General Electric Capital Corp.,
  5.64%, 2/2/98                                      10,000                  9,854
General Electric Capital Corp.,
  5.59%, 3/30/98                                     10,000                  9,769
General Motors Acceptance Corp.,
  5.62%, 4/23/98                                      8,000                  7,784
Nalco Chemical,
  5.51%, 11/3/97                                     15,975                 15,969
Nebraska Higher Education
  Loan Program,
  5.00%, 11/26/97, SLMA                              20,000                 19,928
Pitney Bowes Credit Corp.,
  5.52%, 1/15/98                                      5,000                  4,943
Retailer Funding,
  5.54%, 11/13/97                                     5,000                  4,991
Retailer Funding,
  5.55%, 12/5/97                                     10,138                 10,085
Sanwa Business Credit Corp.,
  5.62%, 11/6/97                                     10,000                  9,992
Sheffield Corp.,
  5.55%, 11/14/97                                    10,950                 10,928
Sheffield Receivables,
  5.54%, 11/17/97                                     5,500                  5,486
Smith Barney, Inc.,
  5.52%, 11/14/97                                    10,000                  9,980
Sony Capital Corp.,
  5.50%, 11/5/97                                     15,000                 14,990
Sony Capital Corp.,
  5.52%, 11/7/97                                     15,000                 14,986
Southwest Student Services,
  5.57%, 11/24/97,
  LOC Dresdner Bank, AG                               6,000                  5,979
Toshiba America, Inc.,
  5.57%, 12/12/97                                    10,000                  9,937
Toshiba International,
  5.53%, 12/29/97                                     7,700                  7,631
Toshiba International,
  5.60%, 1/26/98                                      2,300                  2,269
Vehicle Services,
  5.63%, 1/14/98,
  LOC NationsBank, Texas                             10,000                  9,884
Weyerhauser Real Estate,
  5.52%, 11/5/97                                     15,000                 14,991

Total Commercial Paper
(Amortized Cost $307,870)                                                  307,870

Corporate Bonds (23.4%)

Associates Corp.,
  7.25%, 5/15/98                                      4,000               $  4,023
Austin Printing Co.,
  5.70%<F2>, 11/6/97<F3>,
  LOC Bank One                                        1,980                  1,980
Automated Packaging System,
  5.70%<F2>, 11/6/97<F3>,
  LOC National City Bank                              3,030                  3,030
Bankers Trust New York,
  5.70%<F2>, 11/3/97<F3>                              9,000                  9,000
Bear Stearns,
  5.81%<F2>, 11/3/97<F3>                              5,000                  5,005
Bee Holdings, Inc.,
  5.70%<F2>, 11/6/97<F3>                              1,950                  1,950
Bee Holdings, Inc.,
  5.70%<F2>, 11/6/97<F3>                                845                    845
BellSouth Telecommunications,
  5.25%, 6/8/98                                       4,050                  4,035
Buckeye Corrugated,
  5.70%<F2>, 11/6/97<F3>                              3,525                  3,525
Chevron Finance,
  5.60%, 4/1/98                                      10,000                  9,993
CIT Group Holdings,
  5.63%, 4/1/98                                       3,000                  2,997
CIT Group Holdings,
  6.75%, 4/30/98                                      4,000                  4,013
Comerica Bank,
  5.64%<F2>, 11/4/97<F3>                             10,000                  9,996
F.C. Bellevue Inc.,
  5.70%<F2>, 11/6/97<F3>,
  LOC National City Bank                              5,000                  5,000
Ford Motor Credit Corp.,
  9.25%, 6/15/98                                      3,889                  3,967
General American Life Insurance,
  5.85%<F2>, 11/3/97<F3>                             25,000                 25,000
Hancor, Inc.,
  5.70%<F2>, 11/6/97<F3>                              1,200                  1,200
Ivex of Delaware (Kama Project),
  5.70%<F2>, 11/6/97<F3>,
  LOC Societe Generale                                6,500                  6,500
Morgan Guaranty Trust Co.,
  5.97%, 6/22/98,                                     5,500                  5,503
OFC Corp.,
  5.70%<F2>, 11/5/97<F3>,
  LOC LaSalle Bank                                   11,600                 11,600
Parkway Business Plaza,
  5.70%<F2>, 11/6/97<F3>,
  LOC National City Bank                                600                    600
Philip Morris Cos., Inc.,
  9.25%, 12/1/97                                      1,470                  1,474
Republic New York
  Securities Master Note,
  5.79%<F2>, 11/4/97<F3>                             23,000                 22,999
Sea River Maritime, Inc.,
  5.62%<F2>, 11/3/97<F3>,
  Guaranteed by Exxon Corp.                          23,800                 23,800
SGS Tool Co.,
  5.70%<F2>, 11/6/97<F3>,
  LOC National City Bank                              1,420                  1,420
SGS Tool Co.,
  5.70%<F2>, 11/6/97<F3>,
  LOC National City Bank                                925                    925
Shelbourne Realty,
  5.71%<F2>, 11/6/97<F3>,
  LOC Star Bank                                       7,170                  7,170
TPC Properties, Inc.,
  5.70%<F2>, 11/6/97<F3>,
  LOC National City Bank                                605                    605
U.S. West,
  5.63%, 7/8/98                                       2,150                  2,146
Venturecor, Inc.,
  5.70%<F2>, 11/5/97<F3>,
  LOC FNB-Chicago                                     5,000                  5,000
Zanetos Partnership Project,
  5.70%<F2>, 11/6/97<F3>,
  LOC National City Bank                              2,280                  2,280

Total Corporate Bonds
(Amortized Cost $187,581)                                                  187,581

Medium Term Notes (12.5%)

Bank Of America,
  5.58%<F2>, 11/3/97<F3>                             10,000                  9,993
CIT Group Holdings,
  6.35%, 7/31/98                                      5,000                  5,020
Ford Motor Credit Corp,
  6.25%, 2/26/98                                      3,500                  3,501
General Electric Capital Corp.,
  7.95%, 2/2/98                                       3,800                  3,818
General Motors Acceptance Corp.,
  7.50%, 1/29/98                                      5,000                  5,020
General Motors Acceptance Corp.,
  7.88%, 2/23/98                                      3,000                  3,019
General Motors Acceptance Corp.,
  7.50%, 3/16/98                                      2,000                  2,009
General Motors Acceptance Corp.,
  5.74%<F2>, 11/3/97<F3>                             10,000                 10,000
General Motors Acceptance Corp.,
  5.75%<F2>, 1/17/98<F3>                              1,890                  1,890
General Motors Acceptance Corp.,
  7.13%, 5/11/98                                      2,000                  2,008
General Motors Acceptance Corp.,
  6.30%, 6/11/98                                      1,500                  1,503
John Deere Capital Corp.,
  5.85%, 10/28/98                                    10,000                  9,995
Merrill Lynch,
  6.60%, 6/24/98                                      2,600                  2,610
Morgan Guaranty Trust Co.,
  5.63%<F2>, 11/14/97<F3>                             6,000                  6,000
Morgan Stanley Group,
  6.05%<F2>, 12/17/97<F3>                             5,000                  5,009
Morgan Stanley Group,
  5.82%<F2>, 12/15/97<F3>                            15,000                 15,000
PepsiCo, Inc.,
  5.80%, 8/31/98                                     10,000                  9,984
Philip Morris Cos. Inc,
  8.75%, 6/1/98                                       4,000                  4,064

Total Medium Term Notes
(Amortized Cost $100,443)                                                  100,443

Municipal Bonds (3.0%)

Pennsylvania (1.2%):
Armstrong County Hospital,
  5.70%<F2>, 11/5/97<F3>,
  LOC FNB--Chicago                                   10,000                 10,000
Virginia (1.8%):
Industrial Development
  Authority of Bedford,
  5.73%<F2>, 12/23/97<F3>,
  LOC Societe Generale                                7,000                  7,000
State Housing Authority
  Commonwealth Mortgage,
  5.80%, 12/30/97                                     7,000                  6,999
                                                                            13,999
Total Municipal Bonds
(Amortized Cost $24,004)                                                    23,999

U.S. Government Agencies (8.1%)

Federal Home Loan Bank (0.4%):
5.81%, 1/30/98                                        3,000                  3,000
Federal National Mortgage Assoc.
  (5.0%):
5.28%<F2>, 11/4/97<F3>                               15,000                 15,000
5.29%<F2>, 11/4/97<F3>                               20,000                 20,000
5.53% 12/16/97  5,000  4,999
                                                                            39,999
Student Loan Marketing Assoc.
  (2.7%):
5.29%<F2>, 11/4/97<F3>                               10,000                  9,999
5.31%<F2>, 11/4/97<F3>                                4,500                  4,501
5.54%, 2/25/98                                        7,000                  6,998
                                                                            21,498
Total U.S. Government Agencies
(Amortized Cost $64,497)                                                    64,497

U.S. Treasury Notes (1.8%)

5.25%, 12/31/97                                       7,000                  6,997
7.88%, 1/15/98                                        7,000                  7,030

Total U.S. Treasury Notes
(Amortized Cost $14,027)                                                    14,027

Total Investments (Amortized Cost $779,156)                                779,156

Repurchase Agreements (5.7%)

Goldman Sachs Group L.P.,
  5.70%, 11/3/97, (Collateralized
  by $23,036 U.S. Treasury
  Notes, 5.88%, 7/31/99,
  market value--$23,461)                             23,000                 23,000
Paine Webber Securities Corp.,
  5.70%, 11/3/97, (Collateralized
  by $175,522 various U.S.
  Government Securities,
  6.13%-7.50%, 8/31/98-11/15/24,
  market value--$39,946                              22,988                 22,988

Total Repurchase Agreements
(Cost $45,988)                                                              45,988

Total Investments and Repurchase Agreements
(Amortized Cost $825,144) <F1>--103.1%                                     825,144

Liabilities in excess of other assets (3.1)%                               (24,502)

TOTAL NET ASSETS--100.0%                                                  $800,642


<F1>  Cost and value for federal income tax and financial reporting purposes are the same.

<F2>  Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 1997. The date reflects the next rate change date.

<F3>  Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods less than one year.

LOC--Letter of Credit
SLMA--Student Loan Marketing Assoc.


See notes to financial statements.


THE VICTORY PORTFOLIOS                   Schedule of Investments
Tax-Free Money Market Fund                      October 31, 1997
(Amounts in Thousands, Except Shares)


                                                  Shares or
                                                  Principal              Amortized
Security Description                                 Amount                   Cost


Municipal Bonds (99.8%)

Arizona (0.4%):
Pima County Industrial
  Development Authority, IDR,
  3.70%<F2>, 11/6/97,
  LOC National City Bank                              1,500               $  1,500
California (2.2%):
Housing Finance Authority,
  Revenue Bond,
  Series J, 3.95%, 8/3/98,
  LOC FGIC AMT                                        9,000                  9,000
Colorado (1.0%):
Arvada IDR, Sundstrand Corp. Project,
  3.75%<F2>, 11/6/97,
  LOC Union Bank of Switzerland                       1,000                  1,000
Pitkin County,
  4.10%<F2>, 11/3/97,
  LOC First National Bank of Chicago                  1,100                  1,100
Pitkin County,
  4.10%<F2>, 11/3/97,
  LOC First National Bank of Chicago                  1,900                  1,900
                                                                             4,000
District of Columbia (3.4%):
District Of Columbia,
  3.95%<F2>, 11/3/97,
  LOC Bank of America                                 6,900                  6,900
District Of Columbia,
  3.95%<F2>, 11/3/97,
  LOC Deutschebank                                    2,000                  2,000
District of Columbia Housing
  Finance Agency, Mortgage
  Revenue, Single Family,
  Series B, 3.75%, 12/1/97<F3>,
  GNMA/FNMA AMT                                       5,000                  5,000
                                                                            13,900
Florida (1.9%):
Dade County Housing Finance
  Authority, Multifamily
  Mortgage Revenue,
  Nob Hill Project,
  Series 1, 3.70%<F2>, 11/5/97,
  LOC John Hancock Mutual Life                          500                    500
Hillsborough County, Ringhaven,
  3.90%<F2>, 11/6/97,
  LOC Mellon Bank                                     2,500                  2,500
Palm Beach County,
  3.85%<F2>, 11/6/97,
  LOC Bank of New York                                5,000                  5,000
                                                                             8,000
Georgia (0.2%):
State Municipal Electric Authority,
  GO of Participants,
  3.80%, 12/11/97,
  LOC CS First Boston/
  Morgan Guaranty                                     1,000                  1,000
Illinois (5.9%):
Development Financial Authority,
  Catherine Cook School Project,
  3.80%<F2>, 11/5/97,
  LOC Harris Bank & Trust                             1,325                  1,325
Development Financial Authority,
  Kindlon Partnership Project,
  3.90%<F2>, 11/5/97,
  LOC Lasalle National Bank                           1,400                  1,400
Development Financial Authority,
  Pollution Control Revenue,
  Consolidated Edison Project,
  Series B, 3.60%<F2>, 11/5/97,
  LOC Bank of New York, AMBAC                         8,000                  8,000
Hanover Park IDR,
  Spectra-Tech, Inc. Project,
  3.90%<F2>, 11/6/97,
  LOC Harris Bank & Trust                             1,775                  1,775
Kankakee County IDR,
  Ivex Corp. Project,
  3.80%<F2>, 11/6/97,
  LOC Societe Generale, AMT                           3,500                  3,500
Mundelein,
  3.60%<F2>, 11/5/97,
  LOC Harris Bank & Trust                             1,800                  1,800
State Development Financial
  Authority, Economic
  Development Revenue,
  CPL/Downers Grove Partnership,
  3.90%<F2>, 11/5/97,
  LOC LaSalle National Bank                           4,400                  4,400
Tinley Park Multi-Family Revenue,
  3.90%<F2>, 11/6/97,
  LOC LaSalle National Bank                           1,975                  1,975
                                                                            24,175
Indiana (17.2%):
Bartholomew Consolidated
  School Corp., Tax
  Anticipation Warrants,
  4.00%, 12/31/97                                     7,390                  7,394
Carmel Clay Schools,
  Tax Anticipation Warrants,
  4.25%, 12/31/97                                     3,400                  3,403
Concord Community Schools,
  Tax Anticipation Warrants,
  4.25%, 12/31/97                                     4,740                  4,743
Financing Authority Health
  Facility Revenue, Baptist
  Homes of Indiana,
  3.70%<F2>, 11/6/97,
  LOC Bank One                                        6,960                  6,960
Franklin County Economic
  Development Revenue, J&J Project,
  3.85%<F2>, 11/6/97,
  LOC Fifth Third Bank                                3,820                  3,820
Franklin Economic Development Revenue,
  Davidson Industries, Inc. Project,
  Series A, 3.80%<F2>, 11/6/97,
  LOC Bank One                                        1,600                  1,600
Greenwood Economic Development,
  Endress & Hauser Inc.,
  Series B, 3.70%<F2>, 11/6/97,
  LOC Deutsche Bank AG                                1,100                  1,100
Greenwood IDR, Jacks
  Investments LLC Project,
  3.80%<F2>, 11/6/97,
  LOC Bank One AMT                                    2,300                  2,300
Griffith Public School District,
  4.00%, 12/31/97                                     1,550                  1,550
Hammond Industrial,
  Local Public Improvement
  Bond Bank, Advance
  Funding Program Notes,
  Series A-2, 4.20%, 1/8/98                           7,000                  7,006
Indiana Educational Facility
  Authority Revenue, Bethel College,
  Series A, 3.60%<F2>, 11/5/97,
  LOC NBD Bank                                        4,100                  4,100
Indianapolis Economic Development
  Revenue, White Arts, Inc. Project,
  3.80%<F2>, 11/6/97,
  LOC Fifth Third Bank                                5,000                  5,000
Michigan City Area Schools,
  Tax Anticipation Warrants,
  4.00%, 12/31/97                                     4,100                  4,101
Scottsburg Economic
  Development Revenue,
  Multi Color Project,
  3.90%<F2>, 11/6/97,
  LOC PNC Bank                                        2,540                  2,540
Seymour, EDR,
  Pedcor Investors Project,
  Series A, 3.80%<F2>, 11/6/97,
  LOC Federal Home
  Loan Bank AMT                                       4,100                  4,100
Seymour, EDR,
  Pedcor Investors Project,
  Series B, 3.80%<F2>, 11/6/97,
  LOC Federal Home Loan Bank                            500                    500
State Development Financial
  Authority, Economic
  Development Revenue,
  Dura-Crete Project,
  3.80%<F2>, 11/6/97,
  LOC Bank One AMT                                    3,910                  3,910
State Educational Facilities,
  St. Mary Project, Revenue Bond,
  3.60%<F2>, 11/5/97,
  LOC NBD Bank                                        3,000                  3,000
Valparaiso Community Schools,
  Tax Anticipation Warrants,
  4.00%, 12/31/97                                     3,075                  3,076
Wakarusa Economic Development,
  MMM-Invest Inc. Project,
  3.70%<F2>, 11/6/97,
  LOC Bank One                                          920                    920
                                                                            71,123
Iowa (1.5%):
City of Urbandale,
  4.10%<F2>, 11/3/97,
  Guaranteed by Principle
  Mutual Life Insurance Co.                           4,325                  4,325
Iowa Financial Authority,
  3.75%<F2>, 11/6/97,
  LOC Lasalle National Bank                             900                    900
State Finance Authority,
  Housing Health Care,
  Wesley Retirement Services, Inc.,
  3.75%<F2>, 11/6/97,
  LOC Norwest                                           955                    955
                                                                             6,180
Kansas (3.3%):
Burlington Pollution Control,
  Kansas City Power & Light,
  3.70%, 10/8/97,
  LOC Societe General                                 2,000                  2,000
Fairway IDR, J.C. Nichols Co., Inc.,
  4.10%<F2>, 11/3/97,
  Guaranteed by Principle
  Mutual Life Insurance Co.                           2,300                  2,300
Lenexa Health Care Facility,
  Lakeview Village,
  Series A, 3.70%<F2>, 11/6/97,
  LOC Lasalle National Bank                           9,160                  9,160
                                                                            13,460
Kentucky (11.2%):
Bath County Industrial Building Revenue,
  Cintas Sales Corp. Project,
  3.85%<F2>, 11/6/97,
  LOC Fifth Third Bank                                1,210                  1,210
Boone County Industrial Building Revenue,
  Maruga, Inc. Project,
  3.85%<F2>, 11/6/97,
  LOC Star Bank N.A.                                  2,915                  2,915
Boone County Industrial Building Revenue,
  Multi-Color Corp. Project,
  3.85%<F2>, 11/6/97,
  LOC PNC Bank                                        2,475                  2,475
Carroll County IDR,
  Kentucky Ladder Co. Project,
  3.90%<F2>, 11/5/97,
  LOC National City Bank AMT                          5,000                  5,000
Covington Industrial Building Revenue,
  Atkins & Pierce Inc. Project,
  4.10%, 12/1/98,
  LOC Fifth Third Bank                                  230                    230
Dayton Industrial Building Revenue,
  Woodcraft Manufacturing Co., Inc.
  Project,
  3.90%<F2>, 11/6/97,
  LOC Fifth Third Bank                                  650                    650
Elsmere Industrial Building Revenue,
  Mazak Corp. Project, Revenue Bond,
  3.80%<F2>, 11/6/97,
  LOC Fifth Third Bank                                3,500                  3,500
Jefferson County Industrial
  Building Revenue,
  Hamilton Printing, Inc. Project,
  3.80%<F2>, 11/6/97,
  LOC Fifth Third Bank AMT                            4,500                  4,500
Kentucky Asset Liability,
  4.50%, 6/25/98                                      2,000                  2,008
Lewis County, Industrial Building
  Revenue, Stolle Vanceburg, Inc.,
  3.85%<F2>, 11/6/97,
  LOC Fifth Third Bank AMT                            1,400                  1,400
Louisville IDR, Zeochem Project,
  3.75%<F2>, 11/5/97,
  LOC National City Bank, Kentucky                    2,400                  2,400
Mayfield Multi-City Lease Revenue,
  3.80%<F2>, 11/5/97,
  LOC PNC Bank                                       10,600                 10,600
Pendelton County, Self Insured
  Funding, Kentucky Association
  of Counties Fund,
  3.95%, 07/01/01<F3>,
  LOC PNC Bank                                        5,100                  5,100
Somerset Industrial Building Revenue,
  Glen Oak Lumber & Mining,
  3.80%<F2>, 11/6/97,
  LOC Bank One AMT                                    2,835                  2,835
State Rural Economic Development
  Authority, PB&S Chemical Co.
  Project, Revenue Bond,
  3.70%<F2>, 11/6/97,
  LOC Westdeutsche
  Landesbank AMT                                      1,300                  1,300
                                                                            46,123
Louisiana (1.7%):
Caddo Parish Industrial
  Development Board Exempt
  Facilities Revenue, Atlas Project,
  Series B, 3.70%<F2>, 11/5/97,
  LOC ABN-Amro Bank N.V.                              2,550                  2,550
St. Tammany Public Finance
  Authority, Christwood Project,
  Series B, 3.85%<F2>, 11/6/97,
  LOC Banque Paribas                                  4,265                  4,265
                                                                             6,815
Maine (1.5%):
Biddeford, Bond Anticipation Notes,
  4.25%, 6/1/98                                       1,000                  1,001
State Public Utility Financing Bank,
  Public Utility Revenue,
  Maine Public Service Co. Project,
  3.80%<F2>, 11/5/97,
  LOC Bank of New York AMT                            5,000                  5,000
                                                                             6,001
Michigan (2.2%):
Farmington Hills Economic
  Development Corp., Limited
  Obligation Revenue,
  Brookfield Building Association,
  3.75%<F2>, 11/5/97,
  LOC Comerica Bank N.A.                              3,220                  3,220
Higher Education Facilities Authority,
  Davenport College Project,
  Revenue Bond,
  3.70%<F2>, 11/6/97,
  LOC Old Kent Bank                                   1,000                  1,000
Iron Mountain City School District,
  3.90%, 5/1/98,
  AMBAC                                                 485                    485
State Strategic Consumer,
  Consumer Power Co. Project,
  4.00%<F2>, 11/3/97,
  LOC Canadian Imperial Bank                          1,100                  1,100
State Strategic Fund Limited,
  4.00%<F2>, 11/3/97,
  LOC Barclays Bank PLC                               1,200                  1,200
State Strategic Fund,
  Environmental Quality,
  3.80%<F2>, 11/5/97,
  LOC Comerica Bank N.A. AMT                          1,000                  1,000
State Strategic Fund, IDR,
  Rospatch Corp.,
  3.90%<F2>, 11/5/97,
  LOC Harris Bank & Trust AMT                         1,200                  1,200
                                                                             9,205
Minnesota (0.7%):
St.Cloud Housing & Redevelopment
  Authority, Webway Inc. Project,
  3.80%<F2>, 11/6/97,
  LOC National City Bank                              3,000                  3,000
Missouri (3.1%):
Cuba Industrial Development
  Authority, Imre & Carolyn Project,
  3.80%<F2>, 11/6/97,
  LOC Bank One                                        1,025                  1,025
Independence Water Utility,
  3.85%, 11/13/97,
  LOC Westdeutchebank                                 1,050                  1,050
Kansas City Industrial
  Development Authority,
  Multifamily Housing Revenue,
  J.C. Nichols Co. Project,
  4.10%<F2>, 11/3/97,
  LOC Principle Mutual
  Life Insurance Co.                                  3,600                  3,600
Missouri State Health &
  Educational Facilities,
  4.10%<F2>, 11/3/97,
  LOC Morgan Guaranty                                 2,500                  2,500
St. Louis County Industrial
  Development Authority,
  Friendship Village,
  Series B, 3.70%<F2>, 11/15/97,
  LOC LaSalle National Bank                           4,725                  4,725
                                                                            12,900
Nebraska (2.0%):
Nebraska,
  3.90%, 9/1/29<F3>,
  GIC AIG                                             3,700                  3,700
State Investment Finance
  Authority, Single Family
  Mortgage Revenue,
  Series B, 3.80%,1/15/98,
  GNMA/FGIC                                           4,630                  4,630
                                                                             8,330
Nevada (1.2%):
Clark County IDR,
  Nevada Power Co. Project,
  Series A, 3.80%<F2>, 11/5/97,
  LOC Barclays Bank PLC AMT                           5,000                  5,000
New York (3.4%):
New York City Municipal
  Assistance, Corp.,
  Series D, 3.75%<F2>, 11/6/97,
  AMBAC                                              13,965                 13,965
Ohio (5.5%):
Ashtabula County Medical
  Center Project, Revenue Bond,
  3.70%<F2>, 11/6/97,
  LOC Bank One                                          600                    600
Bedford County Industrial
  Development Authority, IDR,
  3.80%<F2>, 11/5/97,
  LOC Canadian Imperial
  Bank of Commerce                                    3,500                  3,500
Eastlake Bond Anticipation Notes,
  4.38%, 7/16/98                                      1,120                  1,123
State Air Quality,
  3.95%<F2>, 11/3/97,
  LOC JP Morgan & Co.                                 8,100                  8,100
State Water Development Authority,
  Pollution Control Facilities,
  Cleveland Illuminating,
  Series B, 3.60%<F2>, 11/5/97,
  LOC FNB Chicago                                     9,400                  9,400
                                                                            22,723
Oklahoma (2.4%):
Development Financial Authority,
  Seaboard Farms Project,
  Revenue Bond,
  3.80%<F2>, 11/5/97,
  LOC Bank of New York                                5,000                  5,000
Oklahoma County Finance Authority,
  IDR, Hutto-Carbon Office Project,
  3.65%<F2>, 11/17/97,
  FGIC                                                1,650                  1,650
Oklahoma County Finance Authority,
  IDR, Perrine Office Project,
  3.65%<F2>, 11/17/97,
  FGIC                                                3,170                  3,170
                                                                             9,820
Pennsylvania (2.5%):
Delaware County Industrial
  Development Authority,
  Pollution Control Revenue,
  Philadelphia Electric,
  Series A, 3.80%, 12/10/97,
  FGIC                                                4,000                  4,000
Erie County Hospital Authority
  Revenue, Senior Living
  Services, Inc. Project,
  3.65%<F2>, 11/6/97,
  LOC PNC Bank                                          830                    830
Lawrence County Industrial
  Development Authority, IDR,
  L&N Metallurgical Products,
  3.90%<F2>, 11/6/97,
  LOC Banque Paribas                                  3,600                  3,600
Monroe County Hospital Authority,
  Pocono Medical Center,
  Series C, 3.65%<F2>, 11/6/97,
  LOC PNC Bank                                        2,000                  2,000
                                                                            10,430
South Carolina (0.2%):
Charleston GO, Tax Anticipation Notes,
  4.00%, 3/13/98                                      1,025                  1,025
Tennessee (2.6%):
McKenzie Industrial Development
  Board, IDR, Noma Outdoor
  Products, Inc., Project,
  3.80%<F2>, 11/6/97,
  LOC Wachovia Bank & Trust, AMT                      5,900                  5,900
Memphis Shelby County,
  3.80%<F2>, 11/6/97,
  LOC PNC Bank                                        5,000                  5,000
                                                                            10,900
Texas (4.0%):
Austin Texas,
  3.85%, 11/19/97,
  LOC Morgan Guaranty                                 1,500                  1,500
Grapevine Industrial Development Corp.,
  Trencor-Jetco, Inc.,
  3.70%<F2>, 11/5/97,
  LOC FNB-Chicago                                     6,000                  6,000
Harris County Industrial
  Development Corp., IDR,
  Precision General, Inc. Project,
  3.80%, 11/6/97,
  LOC Morgan Guaranty AMT                             4,140                  4,140
North Harris Montgomery,
  3.89%, 1/15/98,
  FGIC                                                5,000                  5,001
                                                                            16,641
Utah (0.7%):
Utah County Limited GO,
  Tax & Revenue Anticipation Notes,
  4.50%, 12/31/97                                     2,750                  2,753

Vermont (0.6%):
Student Assistance Corp.,
  Student Loan Revenue,
  3.85%<F2>, 11/3/97,
  LOC National Westminster Bank                       2,350                  2,350

Virginia (0.6%):
Bedford County Industrial
  Development Authority, IDR,
  3.80%<F2>, 11/5/97,
  LOC Canadian Imperial
  Bank of Commerce                                    1,500                  1,500
Virginia Beach, GO,
  5.13%, 2/1/98                                       1,000                  1,003
                                                                             2,503
Wisconsin (12.9%):
Angelina & Neches Authority,
  4.00%<F2>, 11/3/97,
  LOC Credit Suisse                                   1,000                  1,000
Appleton IDR, Pensar Corp. Project,
  3.80%, 11/6/97,
  LOC Bank One AMT                                      690                    690
Beloit School District,
  4.11%, 10/30/98,                                    1,700                  1,701
Brown Deer School District,
  Tax and Revenue Anticipation
  Promissory Notes,
  4.00%, 10/29/98                                     4,500                  4,504
De Pere Unified School District,
  Bond Anticipation Notes,
  4.25%, 12/1/97
  ETM                                                 2,400                  2,401
Fredonia IDR,
  3.80%<F2>, 11/6/97,
  LOC Bank One Milwaukee                              3,270                  3,270
Germantown Industrial Revenue,
  Jeanne Tanner Project,
  Revenue Bond,
  3.80%<F2>, 11/6/97,
  LOC Bank One Milwaukee                              1,090                  1,090
Howard Suamico Wisconsin
  School District, Tax & Revenue
  Anticipation Promissory Notes,
  4.07%, 8/21/98                                      2,800                  2,800
Janesville IDR,
  The Lamson & Sessions Co.,
  3.80%<F2>, 11/6/97,
  LOC General Electric
  Credit Corp., AMT                                   2,800                  2,800
Kenosha IDR,
  Metalmen Building LLC Project,
  3.80%<F2>, 11/6/97,
  LOC Bank One
  Milwaukee N.A., AMT                                 3,595                  3,595
Kenosha Wisconsin School District,
  4.15%, 09/28/98,                                    2,500                  2,503
Kenosha Wisconsin School District,
  4.20%, 09/28/98,                                    5,000                  5,005
Kenosha Wisconsin School District,
  4.28%, 09/28/98,                                    3,800                  3,803
Maple Dale-Indian Hills School District,
  Tax & Revenue Anticipation
  Promissory Notes,
  4.10%, 8/20/98                                      2,300                  2,302
New Berlin IDR, Wenninger Project,
  3.80%<F2>, 11/6/97,
  LOC Bank One AMT                                    1,350                  1,350
Oak Creek, IDR,
  McAdams Graphics, Inc. Project,
  3.80%<F2>, 11/6/97,
  LOC Bank One AMT                                    1,435                  1,435
Oconomowoc Area School District,
  Tax & Revenue Anticipation
  Promissory Notes,
  4.00%, 9/21/98                                      4,600                  4,601
Oshkosh IDR,
  Oshkosh Architectural Project,
  3.80%<F2>, 11/6/97,
  LOC Norwest Bank AMT                                1,000                  1,000
Oshkosh, Schloesser/OEC Graphics,
  3.80%<F2>, 11/6/97,
  LOC Bank One AMT                                    1,000                  1,000
Plymouth IDR,
  Great Lakes Cheese, Inc. Project,
  3.80%<F2>, 11/6/97,
  LOC Rabobank AMT                                    3,500                  3,500
Pulaski Community School District,
  4.26%, 10/1/98  1,000  1,001
Waukesha IDR,
  Alloy Products Corp. Project,
  3.80%<F2>, 11/6/97,
  LOC Bank One AMT                                    1,700                  1,700
                                                                            53,051
Wyoming (3.8%):
Converse County Pollution
  Control Revenue,
  PacificCorp Project,
  3.60%, 12/9/97,
  LOC Deutschebank                                    4,800                  4,800
Gillette,
  3.60%, 12/9/97,
  LOC Deutschebank                                    2,200                  2,200
Gillette,
  3.60%, 12/9/97,
  LOC Deutschebank                                    5,200                  5,200
Sweetwater County,
  4.00%<F2>, 11/3/97,
  LOC Deustchebank                                    3,300                  3,300
                                                                            15,500

Total Municipal Bonds
(Amortized Cost $411,373)                                                  411,373

Investment Companies (0.2%)

Federated Tax-Free
  Money Market Fund                                 710,935                    711
Fidelity Tax Free Fund                                  628                      1

Total Investment Companies (Cost $712)                                         712

Total Investments
(Amortized Cost $412,085) <F1>--100.0%                                     412,085

Other assets in excess of liabilities 0.0%                                     139

TOTAL NET ASSETS--100.0%                                                  $412,224


<F1>  Cost and value for federal income tax and financial reporting purposes are the same.

<F2>  Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the
      Schedule of Portfolio Investments is the rate in effect at October 31, 1997. The date reflects the next rate change date.

<F3>  Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods less than one year.

AIG--American International Group
AMBAC--AMBAC Indemnity Corp.
AMT--Alternative Minimum Tax
EDR--Economic Development Revenue
ETM--Escrowed to Maturity
FGIC--Insured by Financial Guaranty Insurance Corp.
FNMA--Federal National Mortgage Assoc.
FSA--Insured by Financial Security Assurance
GIC--Guaranteed Insurance Contract
GNMA--Insured by Government National Mortgage Assoc.
GO--General Obligation
IDR--Industrial Development Revenue
LOC--Letter of Credit
PLC--Public Liability Company


See notes to financial statements.


THE VICTORY PORTFOLIOS                   Schedule of Investments
Ohio Municipal Money Market Fund                October 31, 1997
(Amounts in Thousands, Except Shares)


                                                  Shares or
                                                  Principal              Amortized
Security Description                                 Amount                   Cost


Municipal Bonds

Ohio (100.6%):
Akron Bath Copley Township Hospital,
  3.07%<F2>, 11/06/97,
  LOC National City Bank                                590               $    590
Akron Special Assessment,
  4.15%, 12/19/97                                     3,820                  3,822
Archbold Village GO,
  4.55%, 3/26/98                                      2,000                  2,005
Ashtabula County Medical
  Center Project, Revenue Bond,
  3.70%<F2>, 11/06/97,
  LOC Bank One                                        2,800                  2,800
Auglaize County,
  3.80%<F2>, 11/6/97,
  LOC Bank One AMT                                    2,670                  2,670
Avon GO,
  4.1%, 12/17/97                                      1,000                  1,000
Avon, GO,
  4.1%, 7/2/98                                        1,300                  1,302
Barberton GO,
  4.45%, 4/23/98                                      1,940                  1,942
Barberton GO,
  4.34%, 6/1/98                                       2,000                  2,004
Barberton GO,
  4.35%, 5/15/98                                        995                    996
Beavercreek,
  4.30%, 6/5/98                                         175                    175
Beavercreek GO,
  3.85%, 3/15/98                                      8,800                  8,802
Beavercreek GO,
  4.25%, 5/8/98                                         540                    540
Bedford Heights IDR,
  3.85%<F2>, 11/5/97,
  LOC National City Bank                              1,550                  1,550
Belmont County GO,
  4.12%, 11/25/97                                     2,089                  2,089
Belmont County GO,
  4.16%, 12/1/97                                      1,800                  1,801
Berea,
  4.00%, 10/15/98                                     2,300                  2,303
Bowling Green,
  3.75%<F2>, 11/06/97,
  LOC General Electric Capital Corp.                  2,400                  2,400
Bowling Green GO,
  3.98%, 6/18/98                                      3,325                  3,326
Bowling Green IDR,
  3.87%<F2>, 11/06/97,
  LOC Mid American National Bank                      1,430                  1,430
Brecksville GO,
  4.15%, 7/29/98                                        585                    586
Brooklyn,
  3.68%, 12/4/97                                      3,100                  3,100
Brooklyn Heights IDR,
  4.80%, 5/1/97,
  LOC Bank One                                          450                    450
Bryan GO,
  4.14%, 10/14/98                                     2,000                  2,004
Butler County,
  6.75%<F2>, 11/6/97,
  FNMA Collateral Agreement AMT                       5,600                  5,600
Butler County Hospital
  Facilities Revenue,
  3.7%, 11/6/97,
  LOC Fifth Third Bank                                1,000                  1,000
Butler County Middletown
  Regional Hospital,
  Series A, 3.65%<F2>, 11/6/97,
  LOC Star Bank                                         900                    900
Centerville Health Care Revenue,
  Bethany Lutheran,
  3.65%<F2>, 11/5/97,
  LOC PNC Bank                                        4,650                  4,650
Chillicothe EDR,
  3.75%<F2>, 11/6/97,
  LOC Huntington National Bank                        2,210                  2,210
Cincinnati & Hamilton County
  Port Authority IDR,
  Bethesda One Ltd.,
  4.00%<F2>, 8/1/98<F3>,
  LOC Bank One                                          290                    290
Cincinnati & Hamilton County
  Port Authority IDR,
  Multi-Color Corp. Project,
  3.65%<F2>, 11/5/97,
  LOC PNC Bank                                          200                    200
Cincinnati & Hamilton IDR,
  3.70%<F2>, 11/3/97,
  LOC PNC Bank                                        7,055                  7,055
Clark County GO,
  4.35%, 5/14/98                                        965                    966
Clermont County EDR,
  3.90%<F2>, 11/6/97,
  LOC Star Bank                                       1,145                  1,145
Clermont County GO,
  4.14%, 12/19/97                                     1,700                  1,701
Clinton County Airport
  Facilities Revenue,
  3.65%<F2>, 11/6/97,
  LOC Wachovia Bank
  of North Carolina                                   6,700                  6,700
Columbus GO,
  3.55%<F2>, 11/6/97,
  LOC West Deutsche                                   1,600                  1,600
Crawford County,
  4.21%, 2/13/98                                      4,900                  4,901
Cuyahoga County EDR,
  Crestmont-Cleveland
  Partnership Project,
  3.85%<F2>, 4/15/98<F3>,
  LOC Bank One                                          490                    490
Cuyahoga County IDR,
  3.90%<F2>, 11/5/97,
  LOC National City Bank                                350                    350
Cuyahoga County IDR,
  3.80%<F2>, 11/6/97,
  LOC Bank One                                        3,480                  3,480
Cuyahoga County IDR,
  Allen Group Project,
  3.70%<F2>, 11/5/97,
  LOC Union Bank of Switzerland                       2,700                  2,700
Cuyahoga County IDR,
  Decorp Project,
  3.70%<F2>, 11/6/97,
  LOC Bank One                                        2,140                  2,140
Cuyahoga County IDR,
  Interstate Diesel,
  4.15%<F2>, 11/7/97,
  LOC Huntington National Bank                          355                    355
Cuyahoga County IDR,
  Playhouse Square
  Foundation Project,
  3.80%<F2>, 11/5/97,
  LOC National City Bank                              4,710                  4,710
Cuyahoga Falls Hospital Facilities
  Revenue, Portage Trail
  Care Center Project,
  3.85%<F2>, 11/6/97,
  LOC Provident Bank                                  3,200                  3,200
Cuyahoga Falls Hospital Facilities
  Revenue, Portage Trail
  Care Center Project,
  3.85%<F2>, 11/6/97,
  LOC Fifth Third Bank                                2,300                  2,300
Dayton GO,
  3.80%, 12/16/97                                     5,000                  5,001
Deerfield Township GO,
  3.95%, 8/13/98                                      1,000                  1,000
Defiance County IDR,
  Dietrich Industries, Inc. Project,
  3.80%, 11/6/97,
  LOC PNC Bank                                          660                    660
Delaware GO,
  4.04%, 6/4/98                                       1,400                  1,400
East Palestine City School District GO,
  4.00%, 1/29/98                                      1,400                  1,400
Elyria,
  3.97%, 11/5/97                                        920                    920
Elyria,
  4.05%, 8/19/98                                      1,280                  1,281
Elyria GO,
  4.00%, 12/4/97                                      2,000                  2,000
Erie County,
  4.15%, 7/10/98                                      1,600                  1,602
Fairborn GO,
  3.97%, 8/21/98                                      1,220                  1,221
Fairfield,
  4.1%, 7/1/98                                        1,250                  1,252
Fairfield County,
  Sewer System Improvements,
  4.30%, 9/1/98                                         631                    633
Franklin County EDR,
  Dominican Sisters,
  3.70%<F2>, 11/6/97,
  LOC Fifth Third Bank                                2,600                  2,600
Franklin County Health Care
  Facilities Revenues,
  Lifeline Organ Procurement,
  3.70%, 11/6/97,
  LOC Fifth Third Bank                                1,770                  1,770
Franklin County Health System
  Revenue, Health Care
  Facilities--Wesley Glen,
  3.79%<F2>, 11/6/97,
  LOC Fifth Third Bank                                2,960                  2,960
Franklin County Health System
  Revenue, Health Care
  Facilities--Wesley Glen,
  3.70%<F2>, 11/6/97,
  LOC Fifth Third Bank                                1,030                  1,030
Franklin County Hospital Revenue,
  Children's Hospital Project,
  Series B, 3.80%<F2>, 11/6/97,
  LOC Bank One                                        3,700                  3,700
Franklin County Hospital Revenue,
  National Church Residences Project,
  3.85<F2>%, 11/6/97,
  LOC Fifth Third Bank                                1,490                  1,490
Franklin County Hospital Revenue,
  U.S. Health Corp.,
  Series A, 3.65%<F2>, 11/6/97,
  LOC Morgan Guaranty                                 7,800                  7,800
Franklin County IDR,
  4.10%, 3/1/98<F3>,
  LOC Key Bank                                        1,925                  1,925
Franklin County IDR,
  Capitol South Community
  Redevelopment,
  3.90%<F2>, 11/3/97,
  LOC Huntington National Bank                        3,560                  3,560
Franklin County IDR,
  Jacobson Stores,
  3.90%<F2>, 11/3/97,
  LOC Bank One                                        7,100                  7,100
Franklin County Multifamily Revenue,
  3.90%<F2>, 11/6/97,
  LOC Huntington Bank AMT                               700                    700
Franklin County Multifamily Revenue,
  3.90%<F2>, 11/6/97,
  LOC Star Bank                                      13,150                 13,150
Geauga County,
  3.90%, 12/18/97                                     1,800                  1,800
Geneva,
  4.38%<F2>, 4/30/98                                    510                    510
Georgetown School District,
  4.00%, 12/19/97                                     1,300                  1,300
Gorham Fayette Local School District GO,
  4.19%, 3/5/98                                       1,315                  1,316
Graham Local School District GO,
  Series A, 4.29%, 5/28/98                            2,000                  2,004
Granville GO,
  4.41%, 5/19/98                                        550                    551
Greene County Apple Valley,
  Apple Valley Project,
  3.90%<F2>, 11/3/97,
  LOC PNC Bank                                        3,000                  3,000
Greene County GO,
  4.50%, 5/7/98                                       9,250                  9,270
Grove City EDR,
  Cross Country Inns, Inc.,
  3.70%<F2>, 11/6/97,
  LOC Bank One                                        1,670                  1,670
Grove City GO,
  4.08%, 6/26/98                                        780                    780
Hamilton County EDR,
  Berman Printing Co. Project,
  3.85%<F2>, 11/6/97,
  LOC Fifth Third Bank                                5,650                  5,650
Hamilton County EDR,
  Cincinnati Performing Arts,
  3.70%<F2>, 11/6/97,
  LOC Fifth Third Bank                                1,900                  1,900
Hamilton County EDR,
  TBM, Inc. Project,
  3.90%<F2>, 11/6/97,
  LOC Fifth Third Bank                                3,340                  3,340
Hamilton County Hospital
  Facilities Revenue,
  Beechwood Home Project,
  3.75%<F2>, 11/6/97,
  LOC Star Bank                                       4,100                  4,100
Hamilton County Hospital Revenue,
  Health Alliance,
  Series B, 3.55%<F2>, 11/5/97,
  MBIA                                                3,000                  3,000
Hamilton County Multifamily Revenue,
  Forest Ridge Apartment Project,
  3.75%<F2>, 11/6/97,
  LOC PNC Bank                                        8,000                  8,000
Hancock County EDR,
  Cross Country Inns Project,
  3.85%<F2>, 12/1/97<F3>,
  LOC Bank One                                        1,460                  1,460
Hancock County GO,
  4.83%, 11/21/97                                     3,000                  3,001
Highland Heights,
  4.15%, 12/18/97                                     2,880                  2,881
Highland Heights,
  4.10%, 12/18/97                                     1,500                  1,501
Highland Heights,
  3.97%, 12/18/97                                     2,500                  2,501
Hillard EDR,
  3.95%, 04/1/98<F3>,
  LOC Bank One                                          630                    630
Hilliard IDR,
  Baesman Printing Corp. Project,
  3.85%<F2>, 11/06/97,
  LOC Fifth Third Bank                                  835                    835
Holmes County IDR,
  Poultry Processing Project,
  3.80%<F2>, 11/5/97,
  LOC Rabobank                                          500                    500
Housing Finance Agency,
  4.20%, 9/1/30,
  LOC Trinity Funding                                 5,000                  5,004
Housing Finance Agency,
  3.85%<F2>, 11/5/97,
  LOC Bank Of New York                                3,300                  3,300
Housing Finance Agency,
  Mortgage Revenue,
  3.65%, 3/2/98<F3>,
  AIG AMT                                             8,000                  8,000
Housing Finance Agency,
  Multifamily Housing Revenue,
  Hunters Glen Project,
  3.75%<F2>, 11/5/97,
  LOC PNC Bank                                        7,400                  7,400
Housing Finance Agency,
  Series 25, 3.75%<F2>, 11/5/97                       2,080                  2,080
Housing Finance Agency,
  Single Family Mortgage Revenue,
  3.85%<F2>, 11/5/97,
  GNMA/Bank of New York                               5,400                  5,400
Huron County IDR,
  American Baler Co. Project,
  3.80%<F2>, 11/6/97,
  LOC Bank One                                        2,075                  2,075
Jefferson School District,
  4.44%, 6/19/98                                        600                    601
Jefferson Village,
  3.93%, 12/19/97                                       700                    700
Kings Local School District GO,
  4.45%, 7/10/98                                        645                    647
Liberty School District GO,
  4.35%, 2/17/98                                      3,700                  3,706
Licking County IDR,
  Sunfield, Inc. Project,
  3.80%<F2>, 11/6/97,
  LOC Bank One                                        1,670                  1,670
Lima Hospital Revenue,
  Lima Memorial Hospital,
  3.75%<F2>, 11/6/97,
  LOC Bank One                                        6,700                  6,700
Lorain,
  5.25%, 3/27/98                                        841                    845
Lorain County,
  4.23%, 8/28/98                                      1,074                  1,076
Lorain County EDR,
  Crestmont-Cleveland
  Partnership Project,
  3.85%<F2>, 4/15/98<F3>,
  LOC Bank One                                        1,180                  1,180
Lorain County IDR,
  French Creek Partners,
  3.80%<F2>, 11/6/97,
  LOC Bank One                                          950                    950
Lucas County EDR,
  Cross Country Inns-Maumee Project,
  4.40%<F2>, 12/1/97<F3>,
  LOC Bank One                                        1,235                  1,235
Lucas County GO,
  4.11%, 10/21/98                                     1,585                  1,588
Lucas County Hospital Revenue,
  Flower Memorial Hospital,
  Series B, 6.10%, 12/1/97,
  MBIA                                                  500                    501
Lucas County Hospital Revenue,
  Sunshine Children's Home Project,
  3.70%<F2>, 11/6/97,
  LOC National City Bank                                510                    510
Lucas County Hospital Revenue,
  Sunshine Children's Home Project,
  3.70%<F2>, 11/6/97,
  LOC National City Bank                                400                    400
Mahoning County Healthcare
  Facilities Revenue,
  3.65%<F2>, 11/5/97,
  LOC PNC Bank                                        4,500                  4,500
Mahoning County IDR,
  3.65%<F2>, 11/6/97,
  LOC Bank One                                          290                    290
Maple Heights GO,
  4.15%, 7/9/98                                         833                    834
Marion County Hospital
  Improvement Revenue,
  Pooled Leasing Program,
  3.70%<F2>, 11/6/97,
  LOC Bank One                                        1,660                  1,660
Marion County Hospital
  Improvement Revenue,
  Pooled Leasing Program,
  3.75%<F2>, 11/6/97,
  LOC Bank One                                          480                    480
Marion County Hospital
  Improvement Revenue,
  Pooled Leasing Program,
  3.70%<F2>, 11/6/97,
  LOC Bank One                                        2,045                  2,045
Marion County Hospital
  Improvement Revenue,
  Pooled Leasing Program,
  3.70%<F2>, 11/6/97,
  LOC Bank One                                        2,496                  2,496
Marion County Hospital
  Improvement Revenue,
  Pooled Leasing Program,
  3.70%<F2>, 11/6/97,
  LOC Bank One                                          230                    230
Mason,
  4.22%, 3/31/98                                        600                    601
Mason,
  4.10%, 12/18/97                                     1,400                  1,401
Mason Local School District,
  Series B, 4.45%, 3/20/98                            2,250                  2,256
Maumee,
  4.15%, 7/16/98                                      1,800                  1,802
Medina County IDR, Nationwide One
  1989 Project, AMT,
  3.95%<F2>, 11/1/97,
  LOC Bank One                                          325                    325
Medina County IDR,
  Partnership in Plastic Project,
  3.85%<F2>, 11/6/97,
  LOC Bank One AMT                                      995                    995
Montgomery County Healthcare
  Facilities Revenue, Greater Dayton
  Area-MRI Project,
  3.70%<F2>, 11/5/97,
  LOC Key Bank                                          630                    630
Montgomery County IDR,
  Citywide Development Corp. Project,
  3.80%<F2>, 11/6/97,
  LOC Banc One                                        2,420                  2,420
Montgomery County IDR,
  Town Centers Ltd. Partner Project,
  4.00%<F2>, 11/15/97,
  LOC National City Bank                                385                    385
Montgomery County Multifamily
  Housing Revenue, Pedcor
  Investments--Lyons Gate,
  3.80%<F2>, 11/6/97,
  LOC Federal Home Loan Bank                          5,000                  5,000
Montgomery IDR,
  Bethesda Two Ltd.,
  4.20%<F2>, 11/6/97,
  LOC Huntington National Bank                        2,800                  2,800
Muskingum County,
  4.15%<F2>, 11/6/97,
  LOC Huntington National Bank                        1,445                  1,445
Napoleon GO,
  3.89%, 7/1/98                                       4,360                  4,361
North Baltimore Local
  School District GO,
  4.60%, 4/16/98                                        300                    301
Northwood GO,
  4.70%, 7/30/98                                      1,180                  1,186
Orange Village,
  3.85%, 1/29/98                                      2,887                  2,887
Oregon County GO,
  4.07%, 5/6/98                                       3,800                  3,801
Orrville Hospital Facilities Revenue,
  3.70%<F2>, 11/5/97,
  LOC National City Bank                              1,555                  1,555
Orrville IDR,
  3.90%<F2>, 11/5/97,
  LOC National City Bank                                150                    150
Orrville IDR, Contours Inc. Project,
  3.90%<F2>, 11/5/97,
  LOC National City Bank                                100                    100
Paulding County IDR,
  Countrymark Co-op, Inc. Project,
  3.70%<F2>, 11/6/97,
  LOC Fifth Third Bank                                  800                    800
Perrysburg,
  4.60%, 11/19/98                                     3,300                  3,319
Perrysburg,
  4.60%, 11/20/97                                     2,800                  2,801
Perrysburg GO,
  4.60%, 8/20/98                                      2,200                  2,210
Pickerington GO,
  4.00%, 11/25/97                                     1,500                  1,500
Pike County Hospital Facilities,
  Bristol Village Project,
  3.85%<F2>, 11/6/97,
  LOC Fifth Third Bank                                1,355                  1,355
Pike County Hospital Facilities,
  Bristol Village Project,
  3.85%<F2>, 11/6/97,
  LOC Fifth Third Bank                                3,300                  3,300
Portsmouth EDR,
  3.85%<F2>, 11/6/97,
  LOC National City Bank                              2,800                  2,800
Portsmouth IDR, KSA Ltd.
  Partnership Project,
  3.80%<F2>, 11/6/97,
  LOC Bank One                                        1,340                  1,340
Revere Local School District,
  4.33%, 12/11/97                                       990                    991
Richland County GO,
  4.15%, 12/4/97                                        320                    320
Richland County GO,
  4.12%, 12/4/97                                        945                    945
Richland County IDR,
  Mansfield Motel Partnership,
  3.80%<F2>, 11/6/97,
  LOC Huntington National Bank                        3,250                  3,250
Rickenbacker Port Authority,
  3.70%<F2>, 11/6/97,
  LOC Bank One                                        3,200                  3,200
Rossford,
  4.75%, 12/18/97                                       500                    500
Salem Hospital Revenue,
  Salem Community Hospital Project,
  3.65%<F2>, 11/5/97,
  LOC Marine Bank                                     4,000                  4,000
Sandusky GO,
  4.25%, 7/9/98                                         300                    301
School District Cash Flow,
  4.47%, 12/31/97                                     2,602                  2,605
School District Cash Flow,
  4.47%, 6/30/98                                     10,031                 10,069
Seneca County Hospital
  Facilities Revenue,
  St. Francis Home, Inc. Project,
  3.65%<F2>, 11/6/97,
  LOC National City Bank                              2,200                  2,200
Sharonville IDR, XTEK, Inc. Project,
  3.70%<F2>, 11/6/97,
  LOC Fifth Third Bank                                  600                    600
Shelby,
  4.25%, 8/19/98                                        810                    812
St. Marys GO,
  4.27%, 3/12/98                                      2,000                  2,002
Stark County Health Care Facilities,
  St. Joseph Hospice Project,
  Revenue Bond,
  3.70%<F2>, 11/7/97,
  LOC Bank One                                        2,270                  2,270
State Air Quality Development
  Authority Revenue,
  3.60%, 12/9/97,
  FGIC                                                1,000                  1,000
State Air Quality Development
  Authority Revenue,
  3.75%, 12/2/97,
  LOC Societe Generale                                4,655                  4,655
State Air Quality Development
  Authority Revenue,
  JMG Funding Ltd. Partnership,
  3.70%<F2>, 11/5/97,
  LOC Societe Generale                                1,000                  1,000
State Air Quality Development
  Authority Revenue,
  Pollution Control,
  Cleveland Electric,
  3.70%, 11/14/97,
  FGIC                                                5,000                  5,000
State Air Quality Development
  Authority Revenue,
  Pollution Control,
  Columbus Southern Power Co.,
  3.75%, 11/19/97,
  FGIC                                                1,000                  1,000
State Environmental Improvement
  Revenue, Newark Group
  Industries Inc. Project,
  3.80%<F2>, 11/6/97,
  LOC Chase Manhattan Bank                           13,000                 13,000
State Environmental Improvement
  Revenue, Newark Group
  Industry, Inc. Project,
  3.90%<F2>, 11/3/97,
  LOC Chase Manhattan Bank                            1,000                  1,000
State Higher Education Facilities
  Commission Revenue, Higher
  Education--Mount Vernon Nazarene,
  3.70%<F2>, 11/6/97,
  LOC National City Bank                                900                    900
State Higher Education Facilities
  Commission Revenue,
  Kenyon College Project,
  3.65%<F2>, 11/5/97                                  5,600                  5,600
State Higher Education Facilities
  Commission Revenue,
  Wilmington College Project,
  3.70%<F2>, 11/6/97,
  LOC Fifth Third Bank                                2,895                  2,895
State IDR,
  3.80%<F2>, 11/5/97,
  LOC National City Bank                                790                    790
State IDR,
  3.80%<F2>, 11/5/97,
  LOC Bank One                                          800                    800
State IDR,
  3.80%<F2>, 11/5/97,
  LOC Bank One                                          150                    150
State IDR, Atlas Technicast Ltd. Project,
  3.80%<F2>, 11/6/97,
  LOC Bank One AMT                                    2,265                  2,265
State IDR, Best Atlas Ltd. Project,
  3.80%<F2>, 11/6/97,
  LOC Bank One                                        2,265                  2,265
State IDR, Cincinnati Riverfront,
  3.80%<F2>, 11/6/97,
  LOC PNC Bank AMT                                      440                    440
State IDR, Hydro Tube Corp.,
  Series IA, 3.80%<F2>, 11/5/97,
  LOC National City Bank                                650                    650
State IDR, Kaufman's Bakery,
  3.80%<F2>, 11/5/97,
  LOC Bank One                                        1,805                  1,805
State IDR, Middletown Compositing,
  3.80%<F2>, 11/5/97,
  LOC National City Bank                                855                    855
State IDR, Ware Industries, Inc.,
  3.80%<F2>, 11/5/97,
  LOC Bank One                                          335                    335
State Public Facilities Commission,
  Higher Education Capital Facilities,
  Series II-A, 5.30%, 12/1/97,
  FSA                                                   500                    501
State Public Facilities Commission,
  Higher Education Capital Facilities,
  Series II-A, 4.50%, 5/1/98                          5,000                  5,012
State Public Facilities Commission,
  Higher Education Capital Facilities,
  Series II-B, 4.50%, 11/1/97                         1,500                  1,500
State Solid Waste IDR,
  USG Corp Project,
  3.65%<F2>, 11/5/97,
  LOC Chase Manhattan Bank                           10,000                 10,000
State Special Obligation,
  Elementary & Secondary
  Education Capital Facilities,
  3.90%, 12/1/97                                      2,000                  2,000
State Water Development Authority,
  3.60%, 12/9/97,
  FGIC                                                7,200                  7,200
State Water Development Authority,
  3.65%, 11/13/97                                     1,000                  1,000
State Water Development Authority,
  Cleveland Electric,
  Series B, 3.60%<F2>, 11/5/97,
  LOC First National Bank of Chicago                 18,900                 18,900
State Water Development Authority,
  PA Power Co. Project,
  3.65%<F2>, 11/5/97,
  LOC First National Bank of Chicago                  5,800                  5,800
State Water Development Authority,
  Philip Morris Co. Inc. Project,
  3.65%<F2>, 11/5/97                                 10,000                 10,000
State Water Development Authority,
  Pollution Control Facilities Revenue,
  4.45%, 12/1/97,
  MBIA                                                  500                    500
State Water Development Authority,
  Pollution Control Facilities Revenue,
  Cleveland Electric Illumating Co.,
  3.70%, 12/5/97,
  FGIC                                                2,035                  2,035
State Water Development Authority,
  Pollution Control Facilities Revenue,
  Duquesne Light Co. Project,
  3.65%<F2>, 11/07/97,
  LOC Toronto Dominion Bank AMT                       3,000                  3,000
State Water Development Authority,
  Pollution Control Revenue,
  3.75%, 12/2/97,
  LOC Societe Generale                               19,000                 19,004
State Water Development Authority,
  The Timken Co. Project,
  3.70%<F2>, 11/5/97,
  LOC Wachovia                                        3,300                  3,300
Streetsboro,
  4.15%, 10/9/98  1,580  1,582
Student Loan Funding Corp.,
  Cincinnati Student Loan Revenue,
  3.70%<F2>, 11/5/97,
  LOC National Westminster Bank                       3,400                  3,400
Student Loan Funding Corp.,
  Cincinnati Student Loan Revenue,
  3.70%<F2>, 11/5/97,
  LOC National Westminster Bank                       5,100                  5,100
Student Loan Funding Corp.,
  Cincinnati Student Loan Revenue,
  3.70%<F2>, 11/5/97,
  LOC National Westminster Bank                       9,700                  9,700
Student Loan Funding Corp.,
  Cincinnati Student Loan Revenue,
  3.65%<F2>, 11/5/97,
  LOC Bank of America                                11,135                 11,135
Summit County EDR,
  4.26%, 9/1/12<F3>,
  LOC Bank One                                          455                    455
Summit County Hospital
  Facilities Revenue,
  Cuyahoga Falls
  General Hospital,
  3.70%<F2>, 11/6/97,
  LOC Bank One                                        1,500                  1,500
Summit County IDR,
  Fiocca, Inc. Project,
  3.75%<F2>, 11/6/97,
  LOC Fifth Third Bank                                2,375                  2,375
Summit County IDR,
  Forest Manufacturing Co. Project,
  3.80%<F2>, 11/6/97,
  LOC Bank One                                          715                    715
Summit County IDR,
  Forest Manufacturing Co. Project,
  3.75%<F2>, 11/6/97,
  LOC Fifth Third Bank                                  300                    300
Summit County IDR, GO-JO Industries,
  3.70%<F2>, 11/6/97,
  LOC Bank One                                        2,270                  2,270
Summit County IDR,
  L & W Manufacturing Project,
  4.00%<F2>, 4/1/98<F3>,
  LOC Bank One                                          220                    220
Summit County IDR,
  Raymond W King Jr. Project,
  3.80%<F2>, 11/6/97,
  LOC Bank One                                          970                    970
Summit County IDR,
  SSP Fittings Corp. Project,
  3.70%<F2>, 11/6/97,
  LOC Bank One                                        1,660                  1,660
Summit County IDR,
  Texler, Inc. Project,
  3.85%<F2>, 11/1/97<F3>,
  LOC Bank One                                          620                    620
Summit County IDR,
  Triscari Project,
  3.95%<F2>, 3/1/98<F3>,
  LOC Bank One                                          360                    360
Sunbury GO,
  4.36%, 4/30/98                                        525                    525
Tallmadge GO,
  4.22%, 7/15/98                                      2,465                  2,469
Tiffin GO,
  4.20%, 11/6/97                                      1,545                  1,545
Tiffin GO,
  4.30%, 7/9/98                                         675                    676
Tiffin GO,
  4.05%, 7/9/98                                       2,625                  2,629
Toledo City School District,
  3.80%, 1/30/98                                      2,274                  2,274
Toledo City Services Special Assessment,
  3.65%<F2>, 11/6/97,
  LOC Canadian Imperial Bank                          4,500                  4,500
Toledo City Services Special Assessment,
  3.65%<F2>, 11/6/97,
  LOC Canadian Imperial Bank                          1,000                  1,000
Toledo, Lucas County,
  3.60%, 12/05/97<F3>,
  LOC Bank of Nova Scotia                             4,300                  4,300
Toledo, Lucas County,
  3.65%, 12/10/97,
  LOC Bank of Nova Scotia                             6,700                  6,700
Toledo, Lucas County,
  3.90%<F2>, 11/6/97,
  LOC PNC Bank                                        2,800                  2,800
Toledo, Lucas County Port Authority,
  Frostbite Brands, Inc. Project,
  3.85%<F2>, 11/6/97,
  LOC Old Kent Bank & Trust                           1,605                  1,605
Tri County GO,
  4.41%, 7/22/98                                      1,115                  1,119
Troy EDR, L & CP Corp. Project,
  4.00%<F2>, 12/1/97<F3>,
  LOC Societe Generale                                1,685                  1,685
Trumbull County GO,
  4.15%, 2/11/98                                      2,185                  2,186
Trumbull County GO,
  Sewer System Improvements,
  4.10%, 2/11/98                                      1,050                  1,051
Trumbull County IDR,
  Eliwood Engineered Casting,
  3.70%<F2>, 11/6/97,
  LOC Mellon Bank                                     7,000                  7,000
Trumbull County IDR,
  McDonald Steel Corp Project,
  3.80%<F2>, 11/6/97,
  LOC PNC Bank                                          300                    300
Twinsburg IDR,
  Weatherchem Corp. Project,
  3.90%<F2>, 11/5/97,
  LOC National City Bank                                250                    250
Union County GO,
  4.17%, 6/25/98                                      1,500                  1,503
Vermilion IDR, Landover Properties Ltd.,
  3.65%<F2>, 11/6/97,
  LOC Bank One                                        1,490                  1,490
Washington County GO,
  3.95%, 11/14/97                                     1,800                  1,801
Wauseon,
  4.90%, 5/21/98                                        430                    431
Wayne County Health Care
  Facilities Revenue,
  West View Manor Project,
  3.79%<F2>, 11/6/97,
  LOC Fifth Third Bank                                4,940                  4,940
Wayne County IDR,
  Steiner Turf Equipment Inc.,
  3.80%<F2>, 11/6/97,
  LOC Bank One                                        1,370                  1,370
West Clermont Local
  School District GO,
  4.50%, 4/15/98                                      1,500                  1,503
Westerville EDR,
  American Ceramic Society,
  4.00%<F2>, 11/13/97,
  LOC National City Bank                              2,190                  2,190
Westlake EDR,
  Cross Country Inns, Inc. Project,
  3.75%<F2>, 5/1/98<F3>,
  LOC Huntington Bank AMT                               235                    235
Westlake IDR,
  Logan Westlake Project,
  3.75%<F2>, 11/6/97,
  LOC Fifth Third Bank                                1,700                  1,700
Westlake IDR,
  Nordson Corp. Project,
  3.65%<F2>, 11/6/97,
  LOC Bayerische Vereinsbank                          2,050                  2,050
Williams County,
  4.85%, 5/14/98                                        335                    336
Williams County IDR,
  Letts Industries, Inc. Project,
  3.75%, 11/6/97,
  LOC NBD Bank                                        5,750                  5,750
Willowick GO,
  4.20%, 7/23/98                                        700                    701
Wilmington GO,
  4.11%, 12/22/97                                     1,000                  1,000
Wood County EDR,
  Cast Master, Inc. Acquisition,
  3.87%<F2>, 11/6/97,
  LOC Mid American
  National Bank & Trust                               2,650                  2,650
Wood County EDR,
  Precision Aggregate II,
  3.87%<F2>, 11/6/97,
  LOC Mid American
  National Bank & Trust                               2,500                  2,500
Wooster,
  3.88%, 10/15/98                                     3,000                  3,001
Wooster IDR, Allen Group, Inc.,
  3.85%<F2>, 11/5/97,
  LOC Dresdner Bank AG                                  700                    700
Worthington City School District GO,
  3.92%, 1/15/98                                        700                    700
Wyoming GO,
  4.21%, 7/17/98                                        735                    736
Wyoming GO,
  4.25%, 3/27/98                                      2,603                  2,608
                                                                           655,007

Total Municipal Bonds
(Amortized Cost $655,007)                                                  655,007

Investment Companies (0.1%)

Federated Ohio Municipal Cash Trust                 482,526                    483

Total Investment Companies
(Cost $483)                                                                    483

Total Investments
(Amortized Cost $655,490) <F1>--100.7%                                     655,490

Liabilities in excess of other assets (0.7)%                                (4,512)

TOTAL NET ASSETS--100.0%                                                  $650,978


<F1>  Cost and value for federal income tax and financial reporting purposes are the same.

<F2>  Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the
      Schedule of Portfolio Investments is the rate in effect at October 31, 1997. The date reflects the next rate change date.

<F3>  Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods less than one year.

AMBAC--AMBAC Indemnity Corp.
AMT--Alternate Minimum Tax
FGIC--Insured by Financial Guaranty Insurance Corp.
FNMA--Federal National Mortgage Assoc.
FSA--Insured by Financial Security Assurance
GNMA--Insured by Government National Mortgage Assoc.
EDR--Economic Development Revenue
IDR--Industrial Development Revenue
LOC--Letter of Credit
MBIA--Insured by Municipal Bond Insurance Assoc.
GO--General Obligation


See notes to financial statements.


THE VICTORY PORTFOLIOS                   Schedule of Investments
Limited Term Income Fund                        October 31, 1997
(Amounts in Thousands, Except Shares)


                                                  Shares or
                                                  Principal                 Market
Security Description                                 Amount                  Value


Asset Backed Securities (10.0%)

Caterpillar Financial Asset Trust,
  Series 1997A, Class A3,
  6.45%, 5/25/03                                      3,000                $ 3,037
Chase Manhattan Marine
  Owner Trust 1997-A,
  6.14%, 5/31/00                                      3,000                  3,000
Fleetwood Credit Corp.,
  Class A,
  6.64%, 9/15/12                                      2,132                  2,167
General Motors Acceptance Corp.
  1993 A Grantor Trust, Class A,
  4.15%, 3/16/98                                          3                      3

Total Asset Backed Securities (Cost $8,150)                                  8,207

Collateralized Mortgage Obligations (3.3%)

Lehman Large Loan,
  Series 1997-LLI, Class A1,
  6.79%, 6/12/04                                      2,650                  2,706

Total Collateralized Mortgage Obligations
(Cost $2,687)                                                                2,706

Commercial Paper (2.1%)

Financial Services (2.1%):
General Electric Capital Corp.,
  5.79%, 11/3/97                                      1,733                  1,733

Total Commercial Paper (Cost $1,733)                                         1,733

Corporate Bonds (41.6%)

Brokerage Services (4.3%):
Lehman Brothers Holdings,
  Senior Subordinated Note,
  5.75%, 11/15/98                                     2,000                  1,997
Merrill Lynch & Co., Inc.,
  6.50%, 4/1/01                                       1,500                  1,519
                                                                             3,516
Chemicals--General (3.7%):
E.I. Dupont de Nemour,
  6.50%, 9/1/02                                       3,000                  3,049
Financial Services (11.2%):
Associates Corp. N.A.,
  6.38%, 6/15/00                                      3,000                  3,023
CIT Group Holdings,
  6.38%, 8/1/02                                       3,000                  3,008
Ford Motor Credit Corp.,
  6.85%, 8/15/00                                      3,000                  3,055
General Motors Acceptance
  Corp.--Global Bond,
  6.75%, 2/7/02                                         100                    102
                                                                             9,188
Industrial Goods & Services (15.0%):
Bass America, Inc.,
  6.75%, 8/1/99,
  Guaranteed by Bass PLC                              2,875                  2,911
Burlington Resources, Inc.,
  7.15%, 5/1/99                                       2,000                  2,033
International Business Machines Corp.,
  6.38%, 11/1/97                                      2,175                  2,175
McKesson Corp.,
  6.60%, 3/1/00                                       5,000                  5,056
                                                                            12,175
Insurance (2.5%):
International Lease Finance Corp.,
  8.35%, 10/1/98                                      2,000                  2,048
Telecommunications (3.7%):
Ameritech Capital Funding,
  6.13% 10/15/01                                      3,000                  3,004
Utilities--Electric & Gas (1.2%):
Northern States Power Co.,
  5.50%, 2/1/99                                       1,000                    995

Total Corporate Bonds (Cost $33,886)                                        33,975

U.S. Government Mortgage Backed (17.6%)

Federal Home Loan Mortgage
  Corp. (3.5%):
9.50%, 12/1/01, Pool #501384                          2,766                  2,900
Federal National Mortgage
  Assoc. (10.4%):
9.00%, 3/1/25, Pool #297103                           1,943                  2,060
9.00%, 5/1/25, Pool #303389                           6,097                  6,466
                                                                             8,526
Government National Mortgage
  Assoc. (3.7%):
8.00%, 7/15/17, Pool #780428                          1,461                  1,519
8.00%, 8/15/27, Pool #446820                             94                     98
7.50%, 11/19/27                                       1,400                  1,404
                                                                             3,021

Total U.S. Government Mortgage Backed
(Cost $14,297)                                                              14,447

U.S. Treasury Obligations (8.6%)

U.S. Treasury Bonds (8.6%):
4.75%, 9/30/98                                        6,602                  6,556
6.88%, 7/31/99                                          500                    510

Total U.S. Treasury Obligations (Cost $7,044)                                7,066

U.S. Treasury Bills (12.1%)

0.00%, 1/22/98                                       10,000                  9,885

Total U.S.TREASURY BILLS (Cost $9,877)                                       9,885

Yankee Bonds (3.8%)

Canada (3.8%):
Quebec Province, 9.38%, 4/1/99                        3,000                  3,139

Total Yankee Bonds (Cost $3,147)                                             3,139

Total Investments (Cost $80,821) <F1>--99.1%                                81,158

Other assets in excess of liabilities 0.9%                                     755

TOTAL NET ASSETS--100.0%                                                   $81,913


<F1>  Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

  Unrealized appreciation                                                    $ 473
  Unrealized depreciation                                                     (136)
  Net unrealized appreciation                                                $ 337

See notes to financial statements.



THE VICTORY PORTFOLIOS                   Schedule of Investments
Intermediate Income Fund                        October 31, 1997
(Amounts in Thousands, Except Shares)


                                                  Shares or
                                                  Principal                 Market
Security Description                                 Amount                  Value


Asset Backed Securities (7.4%)

Chase Manhattan Auto Owner Trust,
  5.95%, 11/15/00                                     3,450               $  3,484
Chase Manhattan Auto Owner Trust,
  6.25%, 11/15/00                                     3,450                  3,456
Equicredit Home Equity Loan Trust,
  Series 1997-3, Class A8,
  6.41%, 12/15/04                                     1,610                  1,618
Premier Auto Trust,
  Series 1997-1, Class A4,
  6.35%, 4/6/02                                       3,300                  3,334
Railcar Trust,
  Series 92-1, 7.75%, 6/1/04                          3,234                  3,411
Toyota Auto Receivables Guarantor Trust,
  Series 1997-A, Class A,
  6.45%, 4/15/02                                      3,133                  3,179

Total Asset Backed Securities (Cost $18,252)                                18,482

Collateralized Mortgage Obligations (2.9%)

Federal Home Loan Mortgage Assoc.,
  5.80%, 4/15/14                                         36                     35
Federal Home Loan Mortgage Corp.,
  7.50%, 9/15/20                                        722                    729
Federal National Mortgage Assoc.,
  7.50%, 7/25/18                                        498                    507
Lehman Large Loan,
  Series 1997-LLI, Class A1,
  6.79%, 6/12/04                                      4,000                  4,086
Merrill Lynch Mortgage Investors, Inc.,
  Series 1997-C1, Class A3,
  7.12%, 6/18/29                                      1,900                  1,971

Total Collateralized Mortgage Obligations
(Cost $7,212)                                                                7,328

Commercial Paper (4.1%)

Financial Services (4.1%):
General Electric Capital Corp.,
  5.79%, 11/3/97                                     10,288                 10,288

Total Commercial Paper (Cost $10,288)                                       10,288

Corporate Bonds (38.1%)

Automobiles (2.6%):
Daimler-Benz North America,
  7.38%, 9/15/06                                      5,000                  5,319
Ford Motor Co.,
  9.00%, 9/15/01                                      1,000                  1,089
      6,408
Banks (2.3%):
Bank of New York, 7.88%, 11/15/02                     3,000                  3,195
Citicorp,
  Series C, 7.00%, 7/1/07                             2,425                  2,486
                                                                             5,681
Broadcasting/Cable (1.6%):
Time Warner Inc.,
  8.11%, 8/15/06,                                     3,800                  4,104
Brokerage Services (4.0%):
First Union-Lehman Brothers
  Commercial Mortgage,
  Series 1997-C1, Class A3,
  7.38%, 4/18/07                                      2,350                  2,465
Lehman Brothers Holdings,
  Senior Subordinated Note,
  5.75%, 11/15/98                                     5,000                  4,993
Merrill Lynch,
  8.25%, 11/15/99                                     2,500                  2,603
                                                                            10,061
Electronic & Electrical--
  General (0.8%):
Phillips Electronics,
  7.20%, 6/1/26                                       2,000                  2,088
Financial Services (6.2%):
Bankers Trust, 6.70%, 10/1/07                         2,350                  2,347
Copelco, 6.47%, 4/20/05,                              3,550                  3,576
Grand Metro Financial,
  6.50%, 9/15/99                                      5,000                  5,037
The Money Store Home Equity Trust,
  7.50%, 1/15/26                                      3,964                  4,148
                                                                            15,108
Industrial Goods & Services (5.7%):
Eaton Corp., 9.38%, 4/1/99                            7,000                  7,034
Lockheed Martin, 7.20%, 5/1/36                        1,600                  1,698
USX Corp., 7.20%, 2/15/04                             5,000                  5,144
                                                                            13,876
Insurance (2.0%):
Liberty Mutual, 8.20%, 5/4/07 <F2>                    2,300                  2,533
Prudential Insurance, 7.65%, 7/1/07                   2,300                  2,447
                                                                             4,980
Investment Company (1.1%):
D.R. Investments, 7.10%, 5/15/02                      2,750                  2,829
Leasing (1.0%):
Hertz Corp., 6.30%, 11/15/06                          2,500                  2,509
Oil & Gas Exploration,
  Production & Services (1.7%):
Standard Oil, 9.00%, 6/1/19                           4,000                  4,135
Retail (4.1%):
Dayton Hudson Co., 6.80%, 10/1/01                     5,000                  5,081
Sears Roebuck & Co.,
  6.86%, 8/6/01                                       5,000                  5,106
                                                                            10,187
Telecommunications (3.9%):
Telecommunications, Inc.,
  8.25%, 1/15/03                                      6,300                  6,647
U.S. West Capital Funding,
  6.31%, 11/1/05                                      3,000                  3,015
                                                                             9,662
Utilities--Electric (1.1%):
Western Resources, Inc.,
  6.88%, 8/1/04                                       2,800                  2,856

Total Corporate Bonds (Cost $92,831)                                        94,484

U.S. Government Agencies (14.6%)

Federal Home Loan Mortgage
  Corp. (1.8%):
6.24%, 10/6/04                                        3,480                  3,534
6.00%, 2/1/11, Pool #G10454                           1,022                  1,006
                                                                             4,540
Federal National Mortgage
  Assoc. (6.9%):
5.90%, 10/10/02                                       5,410                  5,409
7.92%, 3/30/05                                        2,500                  2,593
6.00%, 3/1/09, Pool#190688                              869                    856
6.00%, 11/1/09, Pool #334108                            654                    648
6.00%, 6/1/11, Pool #313121                           3,941                  3,874
8.50%, 11/1/18, Pool #313280                          2,247                  2,349
7.50%, 5/1/24, Pool #328093                           1,348                  1,375
                                                                            17,104
Government National Mortgage
  Assoc. (5.9%):
9.00%, 12/15/09, Pool #780009                         2,002                  2,110
8.50%, 7/15/10, Pool #780516                          1,980                  2,082
7.00%, 6/15/24                                        1,112                  1,123
8.00%, 8/15/26, Pool #423986                            558                    578
8.00%, 8/15/26, Pool #432932                          1,116                  1,158
8.00%, 9/15/26, Pool #421774                            558                    578
8.00%, 9/15/26, Pool #412663                            558                    579
8.00%, 9/15/26, Pool #432949                            558                    579
8.00%, 11/15/26, Pool #439445                           745                    773
8.00%, 11/15/26, Pool #431510                           546                    567
8.00%, 6/15/27, Pool #447649                          1,356                  1,407
8.00%, 8/15/27, Pool #448975                            846                    877
8.00%, 8/15/27, Pool #436443                            533                    553
8.00%, 10/15/27, Pool #449189                           558                    579
8.00%, 10/15/27, Pool #449186                           558                    579
8.00%, 10/15/27, Pool #449190                           479                    497
                                                                            14,619

Total U.S. Government Agencies (Cost $36,009)                               36,263

U.S. Government Mortgage Backed (4.3%)

Government National Mortgage
  Assoc. (4.3%):
8.00%, 7/15/17, Pool #780428                          4,468                  4,649
8.00%, 8/15/27, Pool #446820                          1,846                  1,916
7.50%, 11/19/27                                       4,200                  4,211

Total U.S. Government Mortgage Backed
(Cost $10,906)                                                              10,776

U.S. Treasury Obligations (29.5%)

U.S Treasury Notes (1.1%):
6.63%, 3/31/02                                        2,684                  2,768
U.S. Treasury Bonds (28.4%):
4.75%, 9/30/98                                        4,311                  4,281
5.88%, 1/31/99                                       20,560                 20,620
6.00%, 8/15/00                                       19,177                 19,331
6.38%, 3/31/01                                       11,097                 11,301
7.88%, 11/15/04                                       6,400                  7,126
7.00%, 7/15/06                                        7,472                  8,004
                                                                            70,663

Total U.S. Treasury Obligations (Cost $72,767)                              73,431

Total Investments (Cost $248,265) <F1>--100.9%                             251,052

Liabilities in excess of other assets (0.9)%                                (2,211)

TOTAL NET ASSETS--100.0%                                                  $248,841


<F1>  Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

  Unrealized appreciation                                                   $3,084
  Unrealized depreciation                                                     (297)
  Net unrealized appreciation                                               $2,787

<F2>  144a security which is restricted as to resale to institutional investors.


See notes to financial statements.


THE VICTORY PORTFOLIOS                   Schedule of Investments
Investment Quality Bond Fund                    October 31, 1997
(Amounts in Thousands, Except Shares)


                                                  Shares or
                                                  Principal                 Market
Security Description                                 Amount                  Value


Asset Backed Securities (2.3%)

Equicredit Home Equity Loan Trust,
  Series 1997-3, Class A7,
  6.93%, 2/15/29                                      1,100               $  1,109
Equicredit Home Equity Loan Trust,
  Series 1997-3, Class A8,
  6.41%, 12/15/04                                     1,130                  1,136
The Money Store Home Equity Trust,
  Series 1997-B, Class A8,
  6.90%, 7/15/38                                      1,800                  1,836

Total Asset Backed Securities (Cost $4,029)                                  4,081

Collateralized Mortgage Obligations (3.6%)

First Union-Lehman Brothers
  Commercial Mortgage,
  Series 1997-C1, Class A3,
  7.38%, 4/18/07                                      1,300                  1,363
Lehman Large Loan,
  Series 1997-LLI, Class A1,
  6.79%, 6/12/04                                      4,000                  4,086
Merrill Lynch Mortgage Investors, Inc.,
  Series 1997-C1, Class A3,
  7.12%, 6/18/29                                      1,050                  1,089

Total Collateralized Mortgage Obligations
(Cost $6,429)                                                                6,538

Commercial Paper (0.2%)

Financial Services (0.2%):
General Electric Capital Corp.,
  5.79%, 11/3/97                                        419                    419

Total Commercial Paper (Cost $419)                                             419

Corporate Bonds (27.3%)

Agriculture & Livestock (0.8%):
Cargill, Inc.,
  5.95%, 5/15/37,
  Putable 5/15/99 @ 100 <F2>                          1,500                  1,511

Automobiles (2.3%):
Daimler-Benz North America Corp.,
  7.38%, 9/15/06                                      2,000                  2,128
Ford Motor Co.,
  9.00%, 9/15/01                                      1,000                  1,089
General Motors Corp.,
  9.13%, 7/15/01                                        939                  1,029
                                                                             4,246
Banks (3.8%):
BankAmerica Corp.,
  9.63%, 2/13/01                                      1,000                  1,101
Bankers Trust New York Corp.,
  Series A, 6.70% 10/1/07,
  MTN                                                   875                    874
Citicorp,
  Series C,
  7.00%, 7/1/07,
  MTN                                                   500                    513
First Union Corp.,
  9.45%, 6/15/99                                      1,020                  1,074
Mellon Capital II,
  Series B,
  8.00%, 1/15/27,
  Callable 1/15/07 @ 104,
  Guaranteed by Mellon Bank Corp.                     1,000                  1,049
Societe Generale-New York,
  7.40%, 6/1/06                                       1,250                  1,310
SunTrust Banks, Inc.,
  7.38%, 7/1/02                                       1,000                  1,046
                                                                             6,967
Brokerage Services (3.9%):
Lehman Brothers Holdings,
  7.38%, 5/15/04                                      1,675                  1,743
Merrill Lynch & Co., Inc.,
  8.25%, 11/15/99                                     1,020                  1,062
Merrill Lynch & Co., Inc.,
  6.00%, 3/1/01                                       1,000                    998
Morgan Stanley Group, Inc.,
  5.63%, 3/1/99                                       1,000                    998
Morgan Stanley Group, Inc.,
  8.88%, 10/15/01                                     1,000                  1,095
Salomon Brothers, Inc.,
  6.70%, 12/1/98                                      1,200                  1,211
                                                                             7,107
Electronic & Electrical--
  General (1.3%):
Philips Electronics N.V.,
  7.13%, 5/15/25,
  Putable 5/15/07 @ 100                               2,300                  2,398
Financial Services (0.9%):
Cez Finance BV,
  7.13%, 7/15/07,
  Guaranteed by Cez AS                                1,050                  1,070
Hutchison Whampoa Finance,
  Series A,
  6.95%, 8/15/07,
  Guaranteed By Hutchison
  Whampoa Ltd. <F2>                                     600                    555
                                                                             1,625
Industrial Goods & Services (7.3%):
Eaton Corp.,
  9.38%, 4/1/99                                       2,500                  2,513
Georgia-Pacific Corp.,
  9.95%, 6/15/02                                      1,500                  1,703
International Business Machines Corp.,
  7.00%, 10/30/25                                     1,150                  1,162
Lockheed Martin,
  7.20%, 5/1/36                                         550                    584
Raytheon Co.,
  6.75%, 8/15/07                                      1,050                  1,068
Telecommunications, Inc.,
  9.80%, 2/1/12                                       2,600                  3,222
USX Corp.,
  7.20%, 2/15/04                                      1,500                  1,543
Weyerhaeuser Co.,
  6.95% 10/1/27                                       1,250                  1,234
                                                                            13,029
Insurance (4.1%):
Aon Capital Trust A,
  8.21%, 1/1/27,
  Guaranteed by Aon Corp. <F2>                        1,000                  1,085
Liberty Mutual,
  8.20%, 5/4/07 <F2>                                  2,300                  2,532
Metropolitan Life Insurance Co.,
  6.30%, 11/1/03 <F2>                                 1,400                  1,386
Prudential Insurance Co.,
  8.30%, 7/1/25 <F2>                                  2,060                  2,251
                                                                             7,254
Oil & Gas Exploration,
  Production & Services (0.4%):
Union Oil of California,
  6.38%, 2/1/04                                         700                    697

Publishing (1.4%):
Time Warner, Inc.,
  9.15%, 2/1/23                                       2,100                  2,483

Retail (0.5%):
Dayton Hudson Co.,
  6.40%, 2/15/03                                      1,000                    994

Utilities--Electric (0.6%):
Western Resources, Inc.,
  6.88%, 8/1/04                                       1,000                  1,020

Total Corporate Bonds (Cost $48,325)                                        49,331

U.S Treasury Bonds (5.9%)

8.00%, 11/15/21                                       3,112                  3,783
6.50%, 11/15/26                                       6,685                  6,977

Total U.S Treasury Bonds (Cost $10,192)                                     10,760

U.S. Government Mortgage Backed (39.2%)

Federal Home Loan Mortgage
  Corp. (5.6%):
6.24%, 10/6/04                                        2,045                  2,077
7.50%, 4/1/07, Gold Pool #E35216                        677                    693
6.50%, 5/1/09, Gold Pool #E0029                       5,195                  5,193
9.00%, 6/1/19, Pool #555324                           2,020                  2,149
                                                                            10,112
Federal National Mortgage
  Assoc. (5.7%):
6.29%, 2/11/02, MTN                                   2,610                  2,643
5.90%, 10/10/02, MTN                                  1,665                  1,665
6.00%, 3/1/09, Pool #190688                             304                    300
6.00%, 11/1/09, Pool #334108                            229                    227
6.00%, 6/1/11, Pool #313121                             511                    503
7.00%,10/2/27, Pool #366957                           1,533                  1,537
7.00%, 11/1/27, Pool #251286                            370                    370
7.00%, 10/1/27, Pool #356271                          1,534                  1,538
7.00%, 10/1/27, Pool #395775                            597                    598
7.00%, 10/15/27, Pool #402176                         1,017                  1,020
                                                                            10,401
Government National Mortgage
  Assoc. (27.9%):
6.50%, 2/15/09, Pool #385215                          2,012                  2,019
8.50%, 7/15/10, Pool #780516                          3,727                  3,919
9.00%, 2/15/17, Pool #182619                          1,012                  1,074
8.00%, 7/15/17, Pool #780428                          3,093                  3,219
8.50%, 9/15/17, Pool #251064                          1,035                  1,081
8.00%, 11/15/17, Pool #780263                         1,987                  2,067
9.00%, 12/15/19, Pool #284544                           796                    845
9.00%, 1/15/20, Pool #271737                            433                    459
6.50%, 7/15/23, Pool #357168                            860                    852
7.00%, 12/15/23, Pool #780468                         4,613                  4,654
7.50%, 12/15/23, Pool #780359                         3,197                  3,280
6.50%, 1/15/24, Pool #351405                          1,810                  1,787
7.00%, 6/15/24                                        3,498                  3,530
7.50%, 11/15/24, Pool #780467                         2,086                  2,141
8.50%, 12/15/24, Pool #377351                         4,348                  4,548
8.00%, 7/15/26, Pool #421752                            390                    404
8.00%, 8/15/26, Pool #423932                            389                    404
8.00%, 8/15/26, Pool #423986                            390                    404
8.00%, 9/15/26, Pool #412663                            389                    404
8.00%, 9/15/26, Pool #421774                            389                    404
8.00%, 9/15/26, Pool #432949                            390                    404
8.00%, 11/15/26, Pool #431510                           374                    388
8.00%, 11/15/26, Pool #439445                           511                    531
8.00%, 3/15/27, Pool #440257                            332                    345
8.00%, 6/15/27, Pool #447649                            928                    963
7.50%, 7/15/27, Pool #447369                            588                    601
8.00%, 8/15/27, Pool #448975                            592                    615
8.00%, 8/15/27, Pool #446820                          1,275                  1,323
8.00%, 8/15/27, Pool #436443                            366                    379
7.50%, 9/15/27, Pool #430216                            471                    481
7.50%, 9/15/27, Pool #449463                            393                    401
8.00%, 9/15/27, Pool #448981                            462                    479
8.00%, 9/15/27, Pool #412318                            462                    479
7.50%, 10/15/27, Pool #458660                           588                    601
7.50%, 10/15/27, Pool #453882                           588                    601
7.50%, 10/15/27, Pool #458667                           345                    353
8.00%, 10/15/27, Pool #449186                           389                    404
8.00%, 10/15/27, Pool #449190                           329                    341
8.00%, 10/15/27, Pool #449189                           389                    404
7.50%, 11/19/27                                       2,900                  2,907
                                                                            50,495

Total U.S. Government Mortgage Backed
(Cost $70,604)                                                              71,008

U.S. Treasury Notes (19.4%)

6.25%, 7/31/98                                        8,000                  8,041
4.75%, 9/30/98                                          933                    927
5.88%, 1/31/99                                          170                    170
6.13%, 9/30/00                                        8,330                  8,415
6.63%, 3/31/02                                        6,280                  6,477
7.88%, 11/15/04                                       5,480                  6,102
7.00%, 7/15/06                                        4,570                  4,895
6.63%, 5/15/07                                          100                    105

Total U.S. Treasury Notes (Cost $34,867)                                    35,132

Yankee Bonds (0.5%)

Utilities--Electric (0.5%):
Tenaga Nasional Berhad,
  7.63%, 4/29/07 <F2>                                   875                    827

Total Yankee Bonds (Cost $898)                                                 827

Total Investments (Cost $175,763) <F1>--98.4%                              178,096

Other assets in excess of liabilities 1.6%                                   2,911

TOTAL NET ASSETS--100.0%                                                  $181,007


<F1>  Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $5. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):
      Unrealized appreciation                                               $2,905
      Unrealized depreciation                                                 (577)
      Net unrealized appreciation                                           $2,328

<F2>  144a security which is restricted as to resale to institutional investors.

MTN--Medium Term Note.


See notes to financial statements.


THE VICTORY PORTFOLIOS                   Schedule of Investments
Government Morgage Fund                         October 31, 1997
(Amounts in Thousands, Except Shares)


                                                  Shares or
                                                  Principal                 Market
Security Description                                 Amount                  Value


U.S. Government Agencies (81.5%)
Federal Home Loan Bank (0.5%):
5.60%, 11/3/97                                          504               $    504
Federal Home Loan Mortgage
  Corp. (8.4%):
6.50%, 5/1/09, Gold Pool #E0029                       1,653                  1,652
6.00%, 2/1/11, Pool #G10454                             766                    754
9.00%, 6/1/19, Pool #555324                           4,528                  4,817
9.50%, 8/1/21, Pool #D24289                             133                    141
6.50%, 5/1/26, Gold Pool #C8039                       1,360                  1,339
                                                                             8,703
Federal National Mortgage
  Assoc. (14.9%):
6.00%, 3/1/09, Pool#190688                              651                    642
6.00%, 11/1/09, Pool #334108                            490                    486
6.50%, 9/1/10, Pool #250354                           2,985                  2,979
6.50%, 9/1/10, Pool #303515                           1,768                  1,766
6.00%, 6/1/11, Pool #313121                           1,095                  1,077
6.50%, 4/1/12, Pool #125477                              90                     90
8.00%, 5/1/17, Pool #50000                              939                    969
8.00%, 2/1/23, Pool #190203                           1,749                  1,815
6.50%, 1/1/26, Pool #250452                           2,159                  2,123
7.00%, 10/1/27, Pool # 356271                         1,575                  1,579
7.00%, 10/2/27, Pool# 366957                          1,575                  1,579
7.00%, 11/1/27, Pool # 251286                           380                    380
                                                                            15,485
Government National Mortgage
  Assoc. (57.7%):
9.50%, 4/15/10, Pool #780142                          3,502                  3,792
8.50%, 7/15/10, Pool #780516                          5,885                  6,188
8.00%, 11/15/17, Pool #780263                         1,378                  1,433
9.50%, 11/15/17, Pool #267832                         1,397                  1,502
9.50%, 1/15/19, Pool #258274                            158                    169
8.50%, 12/15/19, Pool #282716                           292                    305
8.50%, 2/15/20, Pool #284049                             22                     22
9.50%, 5/15/20, Pool #288719                            682                    734
9.00%, 3/15/21, Pool #304622                          1,082                  1,148
8.50%, 5/15/21, Pool #300373                             91                     95
9.00%, 5/15/21, Pool #296005                            737                    781
9.00%, 6/15/21, Pool #323416                            662                    702
9.50%, 6/15/21, Pool #302940                          1,437                  1,546
8.00%, 5/15/22                                        4,520                  4,681
9.00%, 2/15/23, Pool #264216                          1,969                  2,092
7.50%, 7/15/23, Pool #359786                          3,354                  3,427
8.00%, 8/15/23, Pool #362066                          1,264                  1,310
7.00%, 9/15/23, Pool #348273                          4,099                  4,120
7.00%, 10/15/23, Pool #348278                         2,385                  2,397
7.00%, 12/15/23, Pool #370993                         3,604                  3,623
6.50%, 1/15/24                                        2,607                  2,573
7.00%, 1/15/24, Pool #371006                          2,431                  2,444
7.50%, 1/15/24, Pool #264236                          2,358                  2,410
7.00%, 8/15/24, Pool #780391                          9,392                  9,476
8.00%, 3/15/27, Pool #440257                            427                    443
7.50%, 9/15/27, Pool #430216                            608                    621
7.50%, 9/15/27, Pool #449463                            508                    519
8.00%, 9/15/27, Pool #412318                            594                    616
8.00%, 9/15/27, Pool #448981                            594                    616
                                                                            59,785

Total U.S. Government Agencies (Cost $83,803)                               84,477

U.S. Government Mortgage Backed (8.0%)

Government National Mortgage Assoc. (8.0%):
7.50%, 11/19/27                                       8,300                  8,321

Total U.S. Government Mortgage Backed
(Cost $8,500)                                                                8,321

U.S. Treasury Obligations (9.7%)

U.S Treasury Notes (9.7%):
6.13%, 9/30/00                                            4                      4
6.63%, 3/31/02                                        1,250                  1,289
6.13%, 8/15/07                                        5,850                  5,978
6.38%, 8/15/27                                        2,750                  2,832

Total U.S. Treasury Obligations (Cost $9,881)                               10,103

Total Investments (Cost $102,184) <F1>--99.2%                              102,901

Other assets in excess of liabilities 0.8%                                     860

TOTAL NET ASSETS--100.0%                                                  $103,761


<F1>  Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):
      Unrealized appreciation                                               $1,304
      Unrealized depreciation                                                 (587)
      Net unrealized appreciation                                           $  717


See notes to financial statements.


THE VICTORY PORTFOLIOS                   Schedule of Investments
Fund for Income                                 October 31, 1997
(Amounts in Thousands, Except Shares)


                                                  Shares or
                                                  Principal                 Market
Security Description                                 Amount                  Value


Collateralized Mortgage Obligations (42.6%)

Bear Stearns Secured Investors Trust,
  7.50%, 9/20/20                                      1,718                $ 1,723
Equicredit Home Equity Loan Trust,
  Series 1997-3, Class A7,
  6.93%, 2/15/29                                        800                    806
Federal National Mortgage Assoc.,
  9.25%, 3/25/18                                      1,332                  1,432
General Electric Capital
  Mortgage Services, Inc.,
  7.00%, 3/25/08                                      1,000                  1,010
Housing Securities Inc.,
  7.25%, 4/25/08                                      1,700                  1,736
Prudential Home Mortgage Securities,
  7.00%, 1/25/08                                      1,176                  1,183
Resolution Trust Corp.,
  8.20%, 11/25/21                                     1,500                  1,529

Total Collateralized Mortgage Obligations
(Cost $8,958)                                                                9,419

Commercial Paper (5.1%)

Ford Motor Credit Corp.,
  5.63%, 11/3/97                                        500                    500
General Electric Capital Corp.,
  5.79%, 11/3/97                                        627                    627

Total Commercial Paper (Cost $1,127)                                         1,127

U.S. Government Agencies (35.8%)

8.25%, 3/25/04                                          540                    541
8.50%, 2/1/05, Callable 2/1/00 @100                   1,800                  1,890
12.00%, 10/1/10, Pool #170038                             7                      7
13.00%, 12/1/12, Pool #001418                            34                     39
10.00%, 5/1/13, Pool #020396                              8                      9
12.00%, 8/1/13, Pool #003512                             20                     23
10.00%, 1/1/14, Pool #016880                              9                     10
12.00%, 7/1/14, Pool #250291                              2                      3
12.00%, 7/1/14, Pool #250291                              1                      2
11.00%, 9/20/14, Pool #120105                            63                     69
10.50%, 2/15/16, Pool #147054                            29                     32
10.00%, 3/15/16, Pool #150768                            48                     52
10.00%, 2/1/17, Pool #293015                             21                     22
10.00%, 6/15/17, Pool #220728                            86                     94
10.00%, 8/1/17, Pool #056613                              5                      6
10.00%, 8/1/17, Pool #050002                             13                     14
9.50%, 8/15/17, Pool #206258                             33                     36
9.50%, 8/15/17, Pool #219729                             43                     46
10.00%, 10/1/17, Pool #055662                            11                     12
10.00%, 10/1/17, Pool #050016                             3                      3
10.00%, 10/15/17, Pool #235046                           78                     85
10.00%, 11/1/17, Pool #056339                             4                      4
10.00%, 1/1/18, Pool #055629                              4                      4
10.00%, 1/1/18, Pool #058689                              5                      6
10.00%, 1/1/18, Pool #058411                              4                      4
10.50%, 1/1/18, Pool #057486                             10                     11
10.00%, 1/15/18, Pool #222734                            40                     43
10.00%, 1/15/18, Pool #231248                            59                     64
10.00%, 2/1/18, Pool #058906                             19                     20
10.00%, 2/15/18, Pool #225849                            12                     13
10.00%, 3/15/18, Pool #250776                            12                     13
9.50%, 5/15/18, Pool #227730                            378                    407
9.50%, 6/15/18, Pool #251316                             36                     39
10.00%, 7/15/18, Pool #232909                            67                     73
10.00%, 9/15/18, Pool #261759                            58                     63
10.00%, 9/15/18, Pool #217546                            28                     30
10.00%, 9/15/18, Pool #261614                            44                     47
10.00%, 9/15/18, Pool #247628                            76                     82
10.00%, 9/15/18, Pool #257398                            72                     78
10.00%, 11/15/18, Pool #226254                          221                    240
9.50%, 1/1/19, Pool #069358                              19                     20
10.00%, 1/15/19, Pool #207704                            70                     76
10.25%, 3/15/19, Pool #910650                            47                     51
10.25%, 6/15/19, Pool #911585                            30                     33
9.50%, 8/1/19, Pool #537138                             125                    133
10.00%, 9/1/19, Pool #539709                             99                    106
9.50%, 10/15/19, Pool #279064                           125                    135
9.50%, 11/1/19, Pool #541208                            191                    203
9.50%, 11/1/19, Pool #543648                             38                     41
10.00%, 7/15/20, Pool #293223                           141                    154
9.50%, 9/20/20, Pool #001471                            563                    601
10.00%, 6/15/21, Pool #304825                           243                    264
9.50%, 12/1/22, Pool #G00150                            518                    551
10.00%, 8/15/25, Pool #405484                           670                    729
8.00%, 7/15/26, Pool #421752                             42                     44
8.00%, 8/15/26, Pool #432932                             42                     44
8.00%, 8/15/26, Pool #423986                             42                     44
8.00%, 9/15/26, Pool #412663                             42                     44
8.00%, 9/15/26, Pool #421774                             42                     44
8.00%, 9/15/26, Pool #432949                             42                     43
8.00%, 11/15/26, Pool #439445                            59                     61
8.00%, 11/15/26, Pool #431510                            32                     34
8.00%, 6/15/27, Pool #447649                             43                     44
8.00%, 8/15/27, Pool #436443                             41                     43
8.00%, 10/15/27, Pool #449189                            42                     44
8.00%, 10/15/27, Pool #449186                            42                     44
8.00%, 10/15/27, Pool #449190                            38                     39

Total U.S. Government Agencies (Cost $7,698)                                 7,905

U.S. Government Mortgage Backed (6.4%)

9.50%, 12/1/01, Pool #501384                            831                    871
8.00%, 7/15/17, Pool #780428                            129                    134
8.00%, 8/15/27, Pool #446820                             95                     98
7.50%, 11/19/27                                         300                    307

Total U.S. Government Mortgage Backed
(Cost $1,404)                                                                1,410

U.S. Treasury Obligations (8.8%)

6.63%, 3/31/02                                        1,000                  1,032
6.13%, 8/15/07                                          425                    434
0.00%, 8/15/20                                        2,000                    482

Total U.S. Treasury Obligations (Cost $1,870)                                1,948

Total Investments (Cost $21,057) <F1>--98.7%                                21,809

Other assets in excess of liabilities 1.3%                                     292

TOTAL NET ASSETS--100.0%                                                   $22,101


<F1>  Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):
      Unrealized appreciation                                                 $803
      Unrealized depreciation                                                  (51)
      Net unrealized appreciation                                             $752


See notes to financial statements.


THE VICTORY PORTFOLIOS                   Schedule of Investments
National Municipal Bond Fund                    October 31, 1997
(Amounts in Thousands, Except Shares)


                                                  Shares or
                                                  Principal                 Market
Security Description                                 Amount                  Value


Municipal Bonds (91.7%)

Alabama (5.7%):
Scottsboro, Warrant,
  Series B, 5.30%, 7/1/06,
  FSA                                                   100                    105
Scottsboro, Warrant,
  Series B, 5.38%, 7/1/07,
  Callable 7/1/06 @ 102, FSA                            400                    423
State Board of Education,
  Bevill State Community College,
  4.25%, 9/1/01, AMBAC                                  240                    240
State Board of Education,
  Bevill State Community College,
  4.35%, 9/1/02, AMBAC                                  250                    249
State Board of Education,
  Bevill State Community College,
  4.45%, 9/1/03, AMBAC                                  260                    259
State Board of Education,
  Bevill State Community College,
  4.55%, 9/1/04, AMBAC                                  170                    170
State Board of Education,
  Bevill State Community College,
  4.65%, 9/1/05, AMBAC                                  285                    284
State Board of Education,
  Bevill State Community College,
  4.70%, 9/1/06, AMBAC                                  300                    299
State Board of Education,
  Bevill State Community College,
  4.88%, 9/1/08,
  Callable 9/1/07 @ 102, AMBAC                          100                    100
State Board of Education,
  Bevill State Community College,
  5.00%, 9/1/09,
  Callable 9/1/07 @ 102, AMBAC                          245                    245
State Board of Education,
  Bevill State Community College,
  5.10%, 9/1/10,
  Callable 9/1/07 @ 102, AMBAC                          210                    210
State Board of Education,
  Bevill State Community College,
  5.13%, 9/1/11,
  Callable 9/1/07 @ 102, AMBAC                          250                    248
                                                                             2,832
Alaska (0.5%):
Anchorage, GO,
  5.25%, 10/1/02, FGIC                                  250                    261

Arizona (12.3%):
Maricopa County School
  District No. 11, GO,
  Projects of 1996-Series A,
  4.80%, 7/1/07, AMBAC                                1,000                  1,012
Maricopa County School
  District No. 79, GO,
  Litchfield Elementary,
  Projects of 1995-Series D,
  5.00%, 7/1/03, AMBAC                                  125                    128
Maricopa County Unified
  School District, No. 95
  Queens Creek, GO, Series A,
  5.20%, 7/1/05, AMBAC                                  125                    131
Navajo County Unified
  School District, GO, Series A,
  5.00%, 7/1/06, MBIA                                   375                    387
Pima County,
  Arizona Industrial
  Development Authority,
  5.00%, 4/1/04, MBIA                                 1,000                  1,028
Pima County,
  Arizona Industrial
  Development Authority,
  5.25%, 4/1/06, MBIA                                 1,000                  1,045
Pinal County School District,
  Series A, GO,
  5.40%, 7/1/07, FGIC                                   270                    286
Yuma County School District, GO,
  6.00%, 7/1/08, MBIA                                   600                    667
Yuma County, Elementary School
  District No. 001, GO,
  5.50%, 7/1/14,
  Callable 7/1/07 @ 101, MBIA                         1,400                  1,432
      6,116

Arkansas (5.6%):
Fayetteville Public Facility Board,
  Butterfield Trail Village,
  4.10%<F2>, 9/1/27,
  LOC Dresdner Bank AG                                1,000                    999
State Development Finance Authority,
  Drivers' License Revenue,
  State Police-HQ Wireless Data,
  4.60%, 6/1/06, FGIC                                   500                    501
Texarkana Public Facilities Board,
  Waterworks Facilities Revenue,
  4.90%, 9/1/05, FGIC                                   570                    583
Texarkana Public Facilities Board,
  Waterworks Facilities Revenue,
  5.00%, 9/1/07, FGIC                                   250                    257
Texarkana Public Facilities Board,
  Waterworks Facilities Revenue,
  5.13%, 9/1/09,
  Callable 9/1/07 @ 100, FGIC                           460                    469
                                                                             2,809
California (0.7%):
Walnut Valley Unified School District,
  Series A, GO, 6.85%, 8/1/07, MBIA                     300                    354

Colorado (2.0%):
University of Northern Colorado,
  Auxiliary Facilities System,
  5.60%, 6/1/24,
  Callable 6/1/07 @ 100, MBIA                         1,000                  1,022

Connecticut (0.4%):
State,
  Special Tax Obligation Revenue Bond,
  6.00%, 9/1/06                                         200                    220

Florida (3.8%):
Indian Trace Community
  Development District,
  Water Management Special
  Benefit Assessment,
  5.00%, 5/1/09,
  Callable 5/1/07 @ 101, MBIA                           725                    738
Indian Trace Community
  Development District,
  Water Management Special
  Benefit Assessment,
  5.00%, 5/1/11,
  Callable 5/1/07 @ 101, MBIA                         1,000                  1,004
Orlando Utilities Commission,
  Water & Electric Revenue,
  5.80%, 10/1/06                                        150                    164
                                                                             1,906
Georgia (0.5%):
South Fulton Municipal Regional Jail,
  5.20%, 12/1/05, MBIA                                  250                    261
Hawaii (5.1%):
Honolulu City & County,
  Series A, GO, 5.40%, 4/1/05, FSA                    1,000                  1,051
Honolulu City, GO,
  6.00%, 11/1/05                                      1,385                  1,516
                                                                             2,567
Illinois (11.7%):
Chicago Public Building Commission,
  6.05%, 1/1/06,
  Callable 1/1/05 @ 100, AMBAC                          250                    273
Cicero,
  Series A, GO,
  5.35%, 12/1/06, AMBAC                                 530                    556
Northlake,
  Tax Increment, GO,
  5.00%, 12/1/04, MBIA                                  500                    516
Southern Illinois University,
  Housing & Auxiliary Facilities System,
  5.00%, 4/1/05, MBIA                                   100                    102
Southern Illinois University,
  Housing & Auxiliary Facilities System,
  5.00%, 4/1/06, MBIA                                   125                    127
Southern Illinois University,
  Housing & Auxiliary Facilities System,
  5.00%, 4/1/08,
  Callable 4/1/07 @ 102, MBIA                           200                    202
State Educational Facilities Authority,
  Shedd Aquarium Society,
  4.85%, 7/1/05, AMBAC                                  500                    506
State Health Facilities Authority,
  5.55%, 10/1/06, FGIC                                1,000                  1,061
State Health Facilities Authority,
  5.60%, 10/1/07, FGIC                                2,310                  2,457
                                                                             5,800
Indiana (1.1%):
Westfield Elementary School
  Building Corp.,
  4.50%, 1/15/01, AMBAC                                 275                    277
Westfield Elementary School
Building Corp.,
5.00%, 7/15/01, AMBAC                                   280                    287
                                                                               564
Iowa (2.3%):
State Finance Authority,
  Hospital Facility Revenue,
  Trinity Regional
  Hospital Project,
  5.00%, 7/1/02, FSA                                    550                    564
State Finance Authority,
  Hospital Facility Revenue,
  Trinity Regional
  Hospital Project,
  5.10%, 7/1/03, FSA                                    585                    602
                                                                             1,166
Kansas (0.7%):
Haysville, Water & Wastewater Utility,
  4.25%, 10/1/98, FSA                                   110                    110
Haysville, Water & Wastewater Utility,
  4.50%, 10/1/99, FSA                                   105                    106
Haysville, Water & Wastewater Utility,
  4.60%, 10/1/00, FSA                                   130                    133
                                                                               349
Michigan (3.7%):
Byron Center, GO,
  5.40%, 5/1/07,
  Callable 5/1/05 @ 101                                 255                    268
Grosse Ile Township School District, GO,
  6.00%, 5/1/22,
  Callable 5/1/17 @ 100, FGIC                           250                    264
Leslie Public Schools, GO,
  5.55%, 5/1/07,
  Callable 5/1/05 @ 101, AMBAC                          250                    266
Municipal Bond Authority,
  6.70%, 11/1/06,
  Callable 11/1/04 @ 102                                225                    256
Municipal Bond Authority,
  6.80%, 11/1/07,
  Callable 11/1/04 @ 102                                275                    311
Rockford Public Schools,
  5.25%, 5/1/22,
  Callable 5/1/07 @ 100, FGIC                           500                    493
                                                                             1,858
Minnesota (5.3%):
Southern Minnesota Municipal Power,
  Series A, 4.70%, 1/1/02, AMBAC                      2,000                  2,032
State Higher Education Facilities Authority,
  St. John's University,
  Series Four-L, 5.30%, 10/1/12,
  Callable 10/1/07 @ 100                                600                    601
                                                                             2,633
Missouri (2.2%):
Excelsior Springs School
  District Building Corp.,
  6.50%, 3/1/09,
  Callable 3/1/04 @ 100, FSA                            500                    549
West Plains Improvement Authority,
  Leasehold Revenue,
  5.00%, 5/1/06, MBIA                                   550                    561
                                                                             1,110
New Mexico (2.1%):
State Mortgage Finance Authority,
  Single Family Mortgage Program,
  Series C-3, 5.95%, 7/1/28,
  Callable 1/1/07 @ 102,
  GNMA/FNMA/FHLMC                                     1,000                  1,025

Ohio (5.0%):
Butler County Transportation
  Improvement District,
  Series A, 5.00%, 4/1/07, FSA                        1,000                  1,027
Kent City School District, GO,
  5.15%, 12/1/05, FGIC                                  250                    261
Kent State University,
  5.00%, 5/1/05, MBIA                                   230                    237
Orrville Electric System Revenue,
  4.60%, 12/1/04, AMBAC                                 130                    131
State Higher Educational Facilities,
  John Carroll University Project,
  5.25%, 4/1/07                                         315                    326
State, Special Obligation,
  5.80%, 6/1/03, AMBAC                                  500                    536
                                                                             2,518
Pennsylvania (1.7%):
Erie, School District, GO,
  0.00%, 5/1/23, MBIA                                   210                     53
Jim Thorpe Area School District, GO,
  Series A, 4.90%, 3/15/06, MBIA                        125                    127
Jim Thorpe Area School District, GO,
  Series A, 5.25%, 3/15/11,
  Callable 9/15/07 @ 100, MBIA                          285                    289
Jim Thorpe Area School District, GO,
  Series A, 5.35%, 3/15/12,
  Callable 9/15/07 @ 100, MBIA                          200                    204
Jim Thorpe Area School District, GO,
  Series AA, 4.80%, 3/15/06, MBIA                       175                    177
                                                                               850
South Carolina (0.5%):
Horry County, Airport Revenue,
  Series C, 5.50%, 7/1/27,
  Callable 7/1/07 @ 102, FSA                            250                    252

Tennessee (1.0%):
Dickson, Electric Utility,
  5.00%, 3/1/03, MBIA                                   500                    517

Texas (1.5%):
Conroe Independent School District, GO,
  6.50%, 2/1/04                                         200                    223
Keller Independent School District, GO,
  6.20%, 8/15/04                                        200                    220
State,
  Series A, GO, 6.00%, 10/1/08                          100                    111
Ysleta Independent School District, GO,
  5.60%, 8/15/02                                        200                    211
                                                                               765
Utah (1.0%):
State Water Finance Agency,
  4.05%, 10/1/98, MBIA                                  500                    501

Washington (10.2%):
King City School District, GO,
  No. 411, Issaquah,
  4.25%, 12/1/98, .                                   1,100                  1,104
Pierce County School District,
  No. 003, Puyallup, GO,
  5.50%, 12/1/01, FGIC                                  605                    634
Pierce County School District,
  No. 320, Sumner, GO,
  5.50%, 12/1/01, MBIA                                1,290                  1,354
Pierce County School District,
  No.320, Sumner, GO,
  5.50%, 12/1/02, MBIA                                1,000                  1,055
Seattle Municipal Light & Power,
  6.00%, 7/1/03                                         200                    216
Skagit County School District,
  No. 103, Anacortes, GO,
  4.75%, 12/1/01, FGIC                                  200                    204
Spokane County School District, GO,
  5.40%, 12/1/07, FGIC                                  500                    529
                                                                             5,096
Wisconsin (4.6%):
Kenosha Unified School District,
  No. 001, GO, Promissory Notes,
  5.00%, 4/1/03, AMBAC                                  325                    334
Milwaukee Sewer District,
  Series A, GO,
  6.70%, 10/1/02                                        200                    221
State Health & Educational
  Facilities Authority,
  5.20%, 12/15/07, MBIA                               1,675                  1,729
                                                                             2,284
Wyoming (0.5%):
Sweetwater County School District, GO,
  6.00%, 6/1/98                                         225                    228

Total Municipal Bonds (Cost $44,349)                                        45,864

Investment Companies (8.6%)

Federated Municipal
  Obligations Fund                                2,040,056                  2,040
Federated Tax-Free
  Money Market Fund                               2,243,015                  2,243

Total Investment Companies (Cost $4,283)                                     4,283

Total Investments (Cost $48,632) <F1>--100.3%                               50,147

Liabilities in excess of other assets (0.3)%                                  (154)

TOTAL NET ASSETS--100.0%                                                   $49,993


<F1>  Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):
      Unrealized appreciation                                               $1,515
      Unrealized depreciation                                                   (0)
      Net unrealized appreciation                                           $1,515

AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FHLMC--Federal Home Loan Mortgage Corp.
FSA--Insured by Financial Security Assurance
GO--General Obligation
MBIA--Municipal Bond Insurance Assoc.


See notes to financial statements.



THE VICTORY PORTFOLIOS                   Schedule of Investments
New York Tax-Free Fund                          October 31, 1997
(Amounts in Thousands, Except Shares)


                                                  Shares or
                                                  Principal              Market
Security Description                                 Amount               Value


New York Municipal Bonds (97.4%)

Metropolitan Transportation
  Authority, Transportation
  Facilities,
  Series I, 7.00%, 7/1/09,
  AMBAC                                                 250             $   298
Metropolitan Transportation
  Authority, Transportation
  Facilities,
  Series K, 7.50%, 7/1/17,
  Prerefunded 7/1/98 @ 102,
  AMBAC                                               1,200               1,253
Monroe-Woodbury Central
  School District, GO,
  5.70%, 5/15/26,
  Callable 5/15/06 @ 102,
  MBIA                                                  500                 516
Monroe-Woodbury Central
  School District, GO,
  5.70%, 5/15/27,
  Callable 5/15/06 @ 102,
  MBIA                                                  300                 310
Nassau County Industrial
  Development Agency,
  Civic Facilities,
  Hofstra University Project,
  6.75%, 8/1/11,
  Callable 8/1/01 @ 102,
  AMBAC                                                 250                 274
New York City Housing
  Development Corp.,
  Multi-Unit Mortgage,
  Series A, 7.30%, 6/1/10,
  Callable 6/1/01 @ 102, FHA                            700                 748
New York City Housing
  Development Corp.,
  Multi-Unit Mortgage,
  Series A, 7.35%, 6/1/19,
  Callable 6/1/01 @ 102, FHA                            675                 720
New York City Housing
  Development Corp.,
  Series 1, 7.38%, 4/1/17,
  Callable 4/1/98 @ 101.5, MBIA                         335                 343
New York City Industrial
  Development Agency,
  Civic Facilities, USTA National
  Tennis Center Project,
  6.38%, 11/15/14,
  Callable 11/15/04 @ 102, FSA                          200                 220
New York City Municipal Water
  Finance Authority, Series A,
  Water & Sewer System Revenue,
  6.75%, 6/15/16,
  Callable 6/15/01 @ 101, FGIC                          325                 353
New York City Municipal Water
  Finance Authority,
  Water & Sewer System Revenue,
  6.75%, 6/15/16,
  Prerefunded 6/15/01 @ 101,
  FGIC-TCRS                                             325                 356
New York City Transit Authority,
  Transit Facilities,
  Livingston Plaza Project,
  7.50%, 1/1/20,
  Prerefunded 1/1/00 @ 102, FSA                         220                 240
New York City, Cultural Resources,
  Museum of Modern Art,
  6.63%, 1/1/11,
  Prerefunded 1/1/02 @ 102,
  AMBAC                                                 680                 754
New York City,
  Series B, GO, 7.00%, 10/1/18,
  Callable 10/1/99 @ 100,
  FSA, ETM                                              300                 316
New York City,
  Series C, GO, 7.00%, 2/1/12,
  Callable 2/1/98 @ 101, FGIC-TCRS                       60                  61
Port Authority of
  New York & New Jersey,
  109th Series,, 5.38%, 7/15/27,
  Callable 1/15/07 @ 101, FSA                           500                 499
State Dormitory Authority,
  City University,
  Series 2, 6.75%, 7/1/24,
  Pre-refunded 7/1/04 @ 102, MBIA                       700                 807
State Dormitory Authority,
  Ithaca College,
  6.50%, 7/1/10,
  Callable 7/1/01 @ 102, MBIA                           750                 815
State Dormitory Authority,
  Judicial Facilities Leases,
  Series B, 7.00%, 4/15/16,
  Callable 4/15/01 @ 102, MBIA                          225                 247
State Dormitory Authority,
  Pace University,
  5.75%, 7/1/26,
  Callable 7/1/07 @ 102, MBIA                           500                 518
State Dormitory Authority,
  Siena College,
  5.75%, 7/1/26,
  Callable 7/1/07 @ 102, MBIA                           250                 259
State Dormitory Authority,
  St. John's University,
  5.70%, 7/1/26,
  Callable 7/1/06 @ 102, MBIA                           700                 720
State Medical Care Facilities
  Finance Agency,
  7.38%, 8/15/19,
  Prerefunded 8/15/99 @ 102, MBIA                       330                 355
State Medical Care Facilities
  Finance Agency,
  7.38%, 8/15/19,
  Callable 8/15/99, MBIA                                170                 182
State Medical Care Facilities
  Finance Agency,
  North Shore University Hospital,
  7.20%, 11/1/20,
  Callable 11/1/00, MBIA                                565                 619
State Medical Care Facilities
  Finance Agency, St. Luke's,
  Series A, 7.10%, 2/15/27,
  Callable 12/12/97 @ 102, FHA                          550                 562
State Medical Care Facilities
  Finance Agency, St. Luke's,
  Series B, 7.45%, 2/15/29,
  Prerefunded 2/15/00 @ 102, MBIA                       340                 371
State Tollway Authority,
  Series C, 6.00%, 1/1/25,
  Callable 1/1/05 @ 102, FGIC                           550                 580
State Urban Development Corp.,
  Correctional Facilities,
  Series 1, 7.50%, 1/1/20,
  Prerefunded 1/1/00 @ 102, FSA                         400                 436
State Urban Development Corp.,
  Correctional Facilities,
  Series D, 7.50%, 1/1/12,
  Prerefunded 1/1/98 @ 102, AMBAC                     1,000               1,026
State, GO, 6.75%, 8/1/18,
  Callable 8/1/01 @ 102, AMBAC                          370                 406
State, GO, 6.75%, 8/1/19,
  Callable 8/1/01 @ 102, AMBAC                          325                 357
Triborough Bridge & Tunnel
  Authority,
  Series T, 7.00%, 1/1/20,
  Prerefunded 1/1/01 @ 102, MBIA                        900                 992
Triborough Bridge & Tunnel
  Authority, Special Obligation,
  Series B, 6.88%, 1/1/15,
  Callable 1/1/02 @ 102, AMBAC                        1,000               1,089

Total New York Municipal Bonds
(Cost $16,469)                                                           17,602

Investment Companies (0.5%)
Providence of New York Fund                          89,945                  90

Total Investment Companies (Cost $90)                                        90

Total Investments (Cost $16,559) <F1>--97.9%                             17,692

Other assets in excess of liabilities--2.1%                                 374

TOTAL NET ASSETS--100.0%                                                $18,066


<F1>  Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

      Unrealized appreciation                                            $1,133
      Unrealized depreciation                                                (0)
      Net unrealized appreciation                                        $1,133

AMBAC--AMBAC Indemnity Corp.
FGIC--Fiancial Guaranty Insurance Co.
FHA--Federal Housing Administration
GO--General Obligation
MBIA--Municipal Bond Insurance Assoc.


See notes to financial statements.



THE VICTORY PORTFOLIOS                   Schedule of Investments
Ohio Municipal Bond Fund                        October 31, 1997
(Amounts in Thousands, Except Shares)


                                                  Shares or
                                                  Principal             Market
Security Description                                 Amount              Value



Municipal Bonds (97.4%)

Alternative Minimum Tax Paper (15.6%)

Cuyahoga County
  Multifamily Revenue,
  6.60%, 10/20/30,
  Callable 10/20/05 @ 102, GNMA                       2,000             $ 2,121
State Education Loan,
  Series A-1, 5.85%, 12/1/19,
  Callable 6/1/07 @ 102, AMBAC                        2,000               2,013
State Housing Finance Agency,
  6.15%, 3/1/29,
  Callable 9/1/07 @ 102, GNMA                         1,500               1,572
Student Loan Funding Corp.,
  Series A, 5.50%, 12/1/01                            3,300               3,374
Student Loan Funding Corp.,
  Series A, 5.85%, 8/1/04                             3,000               3,127

Total Alternative Minimum Tax Paper                                      12,207


General Obligation Bonds (37.5%)


County, City & Special District (8.1%):
Beavercreek,
  6.05%, 12/1/16,
  Callable 12/1/07 @ 102                                270                 285
Butler County,
  5.60%, 12/1/09,
  Callable 12/1/06 @ 101, AMBAC                         355                 378
Butler County,
  5.65%, 12/1/10,
  Callable 12/1/06 @ 101, AMBAC                         155                 165
Cleveland,
  5.00%, 8/1/18,
  Callable 8/1/07 @ 102, MBIA                         1,000                 967
Cuyahoga Falls,
  5.25%, 12/1/17,
  Callable 12/1/07 @ 102, FGIC                          500                 500
Madison County,
  7.00%, 12/1/19,
  Callable 12/1/04 @ 102, AMBAC                         600                 692
Munroe Falls,
  Series A, 6.95%, 12/1/14,
  Callable 12/1/04 @ 101, AMBAC                       1,000               1,142
Toledo,
  5.63%, 12/1/11,
  Callable 12/1/06 @ 102, AMBAC                       1,000               1,055
Toledo,
  5.50%, 12/1/12,
  Callable 12/1/07 @ 102, FGIC                        1,085               1,126
                                                                          6,310

Education (23.5%):
Anthony Wayne Local School District,
  5.75%, 12/1/18,
  Callable 12/1/05 @ 101, FGIC                        1,000               1,036
Avon Local School District,
  5.50%, 12/1/04, AMBAC                                 665                 709
Avon Local School District,
  5.55%, 12/1/05, AMBAC                                 250                 268
Batavia Local School District,
  7.00%, 12/1/14,
  Callable 12/1/05 @ 102, MBIA                        1,500               1,747
Brecksville-Broadview Heights
  City School District,
  6.50%, 12/1/16,
  Callable 12/1/06 @ 102, FGIC                        1,000               1,131
Delaware City School District,
  5.75%, 12/1/20,
  Callable 12/1/05 @ 101, FGIC                        1,000               1,031
Dublin City School District,
  5.00%, 12/1/19,
  Callable 12/1/07 @ 101, MBIA                        1,000                 967
Fairfield School District,
  4.50%, 12/1/99                                        305                 308
Forest Hills Local School District,
  4.00%, 12/1/98, MBIA                                  165                 165
Indian Valley Local School District,
  7.00%, 12/1/14,
  Callable 12/1/05 @ 102, AMBAC                       2,500               2,912
Lakeview Local School District,
  6.95%, 12/1/19,
  Callable 12/1/04 @ 102, AMBAC                       1,250               1,437
McComb Local School District,
  4.70%, 12/1/06, MBIA                                  140                 142
Oak Hills Local School District,
  School Facility Construction
  & Improvement,
  Series B, 5.13%, 12/1/25,
  Callable 12/1/07 @ 101, MBIA                        1,000                 976
Olentangy Local School District,
  Series A, 6.25%, 12/1/14,
  Callable 12/1/04 @ 102                                500                 541
Reynoldsburg City School District,
  4.75%, 12/1/05, FGIC                                   10                  10
Reynoldsburg City School District,
  4.80%, 12/1/06, FGIC                                  235                 238
Twinsburg Local School District,
  5.90%, 12/1/21,
  Callable 12/1/06 @ 102, FGIC                        2,000               2,108
Upper Arlington City School District,
  5.13%, 12/1/19,
  Callable 12/1/06 @ 101, MBIA                        2,500               2,453
Westlake, City School District,
  Series A, 3.85%, 12/1/97                              145                 145
                                                                         18,324

Public Facilities (Convention, Sport,
Public Buildings) (2.4%):
Centerville Capital Facilities,
  5.63%, 12/1/26,
  Callable 12/1/05 @ 101, MBIA                          285                 291
Crawford County,
  Correctional Facilities,
  6.75%, 12/1/19, AMBAC                               1,385               1,576
                                                                          1,867

Utility (Sewers, Telephone, Electric)
  (3.5%):
Canton Waterworks System,
  5.75%, 12/1/10,
  Callable 12/1/05 @ 102, AMBAC                         500                 537
Huron County Landfill Issue II,
  5.40%, 12/1/07, MBIA                                  285                 304
Huron County Landfill Issue II,
  5.60%, 12/1/09,
  Callable 12/1/07 @ 102, MBIA                          320                 344
Lucas County Metropolitan
  Sewer & Water District,
  5.45%, 12/1/17,
  Callable 12/1/07 @ 102                                505                 505
Toledo, Sewer Improvements,
  6.10%, 12/1/14,
  Callable 12/1/04 @ 102, AMBAC                       1,000               1,075
                                                                          2,765

Total General Obligation Bonds                                           29,266

Revenue Bonds (44.3%)


Education (8.7%):
Kent State University,
  University Revenue,
  5.50%, 5/1/28,
  Callable 11/1/06 @ 102, MBIA                          500                 505
State Higher Education
  Facility Revenue,
  Series II B, 5.88%, 12/1/04,
  Callable 12/1/01 @ 102                              1,000               1,066
State Higher Educational
  Facility Revenue,
  John Carroll University Project,
  5.05%, 4/1/04                                         150                 154
State Higher Educational
  Facility Revenue,
  Xavier University,
  6.00%, 5/15/08,
  Callable 5/15/07 @ 102, MBIA                          500                 554
State Higher Educational
  Facilty Revenue,
  University of Dayton,
  5.40%, 12/1/22,
  Callable 12/1/07 @ 101, AMBAC                       1,000               1,002
State Higher Educational
  Facilty Revenue,
  Xavier University,
  5.30%, 5/15/17,
  Callable 5/15/07 @ 102, MBIA                        1,500               1,498
University of Akron,
  General Receipts,
  5.00%, 1/1/02, AMBAC                                  440                 452
University of Cincinnati,
  General Receipts,
  Series AC, 5.00%, 6/1/17,
  Callable 6/1/07 @ 100, MBIA                           250                 242
University of Cincinnati,
  General Receipts,
  Series AD, 5.10%, 6/1/11,
  Callable 6/1/07 @ 101                                 350                 348
University of Cincinnati,
  General Receipts,
  Series AD, 5.13%, 6/1/20,
  Callable 6/1/07 @ 100, MBIA                         1,000                 981
                                                                          6,802

Hospitals, Nursing Homes
& Health Care (15.4%):
Cuyahoga County Hospital,
  University Hospital Health,
  Series A, 5.63%, 1/15/21,
  Callable 1/15/06 @ 102, MBIA                        1,300               1,324
Franklin County Hospital,
  Childrens Hospital,
  4.50%, 11/1/98                                        330                 332
Franklin County,
  Riverside Hospital,
  7.25%, 5/15/20,
  Prerefunded 5/15/00
  @ 102, MBIA                                         1,720               1,880
Garfield Heights,
  Marymont Hospital,
  6.70%, 11/15/15,
  Callable 11/15/02 @ 102                             1,000               1,082
Lake County Hospital
  Improvement Facilities,
  6.38%, 8/15/03, AMBAC                               1,800               1,983
Lorain County Hospital,
  Catholic Healthcare Partners,
  5.50%, 9/1/27,
  Callable 9/1/07 @ 102, MBIA                         1,030               1,034
Lucas County Hospital,
  Promedica Healthcare,
  5.75%, 11/15/14,
  Callable 11/15/06 @ 102, MBIA                       2,000               2,091
Portage County Hospital,
  6.50%, 11/15/03, MBIA                                 635                 706
Portage County Hospital,
  6.50%, 11/15/04, MBIA                                 675                 757
Portage County Hospital,
  6.50%, 11/15/05, MBIA                                 715                 808
                                                                         11,997

Housing (2.0%):
Cap Corp., Housing Mangement
  Revenue, Bucyrus Estate,
  5.75%, 7/1/06,
  Callable 7/1/05 @ 102, MBIA                           245                 258
Cuyahoga County Multifamily,
  5.60%, 6/20/08                                        370                 383
Cuyahoga County Multifamily
  Revenue, Water Street Assoc.,
  6.15%, 12/20/26,
  Callable 6/20/08 @ 105, GNMA                          850                 890
                                                                          1,531

Public Facilities (Convention, Sport,
Public Buildings) (6.8%):
Ohio State Building Authority,
  Sports Facilities Building,
  5.00%, 10/1/07, FSA                                   450                 463
Ohio State Public
  Facilities Commission,
  5.00%, 11/1/98                                      1,200               1,214
Puerto Rico Public Buildings
  Authority, Government Facilities,
  Series B, 5.00%, 7/1/27,
  Callable 7/1/07 @ 101.5, AMBAC                      1,000                 963
State Building Authority,
  Adult Correctional Facilities,
  6.00%, 10/1/07,
  Callable 10/1/03 @ 102                              2,000               2,174
Toledo, Lucas County,
  Convention Center Project,
  5.50%, 10/1/10,
  Callable 10/1/06 @ 102, MBIA                          500                 526
                                                                          5,340
Transportation (0.6%):
Butler County Transportation
  Improvement District,
  Series A, 5.13%, 4/1/17,
  Callable 4/1/08 @ 102, FSA                            500                 494

Utility (Sewers, Telephone, Electric) (10.8%):
Cleveland Public Power Systems,
  Series 1, 5.00%, 11/15/24,
  Callable 11/15/06 @ 102, MBIA                       1,475               1,416
Cleveland Public Power Systems,
  Series A, 7.00%, 11/15/24,
  Prerefunded 11/15/04 @ 102,
  MBIA                                                1,985               2,322
Cleveland Waterworks,
  Series H, 5.75%, 1/1/21,
  Callable 1/1/06 @ 102, MBIA                           950                 983
Hillsboro Sewer System,
  4.45%, 6/1/01, MBIA                                   205                 207
Huber Heights Water System,
  5.55%, 12/1/10,
  Callable 12/1/05 @ 102, MBIA                          815                 858
Huber Heights Water System,
  Capital Appreciation,
  0.00%, 12/1/22, MBIA                                  700                 181
Huber Heights Water System,
  Capital Appreciation,
  0.00%, 12/1/24, MBIA                                1,095                 255
Huber Heights Water System,
  Capital Appreciation,
  0.00%, 12/1/25, MBIA                                1,070                 236
Orrville Electrical System,
  5.00%, 12/1/10, AMBAC                               1,000               1,004
Southwest Regional Water,
  6.00%, 12/1/20,
  Callable 12/1/05 @ 101, MBIA                          500                 531
Springboro Sewer Systems,
  4.00%, 6/1/98, MBIA                                   135                 135
Toledo Waterworks,
  5.00%, 11/15/02, FGIC                                 300                 311
                                                                          8,439

Total Revenue Bonds                                                      34,603
Total Municipal Bonds (Cost $72,312)                                     76,076

Investment Companies (1.1%)

Federated Ohio Municipal
Cash Trust Fund                                     828,561                 829

Total Investment Companies (Cost $829)                                      829

Total Investments (Cost $73,141) <F1>--98.5%                             76,905

Other assets in excess of liabilities--1.5%                               1,138

TOTAL NET ASSETS--100.0%                                                $78,043


<F1>  Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in  thousands):

      Unrealized appreciation                                            $3,768
      Unrealized depreciation                                                (4)
      Net unrealized appreciation                                        $3,764

AMBAC--AMBAC Indemnity Corp.
FGIC--Insured by Financial Guaranty Insurance Corp.
FNMA--Federal National Mortgage Assoc.
FSA--Insured by Financial Security Assurance
GNMA--Insured by Government National Mortgage Assoc.
EDR--Economic Development Revenue
IDR--Industrial Development Revenue
LOC--Letter of Credit
MBIA--Insured by Municipal Bond Insurance Assoc.
GO--General Obligation


See notes to financial staements

THE VICTORY PORTFOLIOS                   Schedule of Investments
Balanced Fund                                   October 31, 1997
(Amounts in Thousands, Except Shares)



                                                  Shares or
                                                  Principal              Market
Security Description                                 Amount               Value


Commercial Paper (3.3%)

Financial Services (3.3%):
General Electric Capital Corp.,
  5.79%, 11/3/97                                     11,362            $ 11,362

Total Commercial Paper (Cost $11,362)
                                                                         11,362
Common Stocks (52.6%)

Aerospace/Defense (1.3%):
AlliedSignal, Inc.                                   67,400               2,427
Boeing Co.                                           40,800               1,953
                                                                          4,380

Aluminum (0.5%):
Aluminum Co. of America                              21,700               1,584

Automobiles (0.8%):
Chrysler Corp.                                       16,000                 564
General Motors Corp.                                 35,000               2,247
                                                                          2,811

Banks (4.2%):
BankAmerica Corp.                                    47,800               3,418
Chase Manhattan Corp.                                23,400               2,700
First Union Corp.                                    48,200               2,365
Mellon Bank Corp.                                    28,000               1,444
Norwest Corp.                                        80,000               2,565
Wells Fargo & Co.                                     6,500               1,894
                                                                         14,386

Beverages (1.8%):
Anheuser-Busch Cos., Inc.                            84,000               3,355
PepsiCo, Inc.                                        80,000               2,945
                                                                          6,300

Chemicals--General (0.8%):
Air Products & Chemicals, Inc.                       25,500               1,938
Dow Chemical Co.  10,800  980
                                                                          2,918

Computers & Peripherals (2.7%):
Cisco Systems, Inc. <F2>                             28,000               2,297
Hewlett-Packard Co.                                  33,800               2,085
International Business Machines Corp.                50,000               4,903
                                                                          9,285

Conglomerates (1.7%):
General Electric Co.                                 54,800               3,538
Textron, Inc.                                        42,800               2,474
                                                                          6,012

Consumer Products (0.8%):
Colgate-Palmolive Co.                                30,500               1,975
Newell Co.                                           22,600                 867
                                                                          2,842

Containers (0.3%):
Sonoco Products Co.                                  30,000                 966

Cosmetics & Related (0.5%):
Avon Products, Inc.                                  27,100               1,775

Electrical Equipment (0.6%):
Emerson Electric Co.                                 42,200               2,213

Entertainment (0.5%):
Viacom, Inc., Class B <F2>                           53,700               1,624

Financial Services (1.3%):
American Express Co.                                 20,300               1,583
Fannie Mae                                           61,200               2,965
                                                                          4,548

Food Processing & Packaging (1.6%):
ConAgra, Inc.                                        63,000               1,898
Sara Lee Corp.                                       69,000               3,528
                                                                          5,426

Forest Products--
  Lumber & Paper (0.4%):
Bowater, Inc.                                         9,000                 376
Mead Corp.                                           14,000                 847
                                                                          1,223

Health Care (0.6%):
Columbia/HCA Healthcare Corp.                        68,500               1,935

Insurance (0.7%):
Everest Reinsurance Holdings, Inc.                   65,500               2,464

Insurance-Multi-Line (3.0%):
Allstate Corp.                                       73,942               6,133
General Re Corp.                                     20,900               4,121
                                                                         10,254

Medical Supplies (1.0%):
Biomet, Inc.                                         73,000               1,820
Medtronic, Inc.                                      40,000               1,740
                                                                          3,560

Newspapers (0.7%):
Dow Jones & Co., Inc.                                50,000               2,325

Oil & Gas Exploration,
  Production & Services (0.7%):
Enron Corp.                                          67,600               2,569

Oil-Integrated Companies (7.1%):
Atlantic Richfield Co.                               24,000               1,976
Chevron Corp.                                        45,001               3,732
Exxon Corp.                                          20,000               1,229
Mobil Corp.                                          81,400               5,927
Phillips Petroleum Co.                               57,600               2,786
Royal Dutch Petroleum Co.,
  New York Shares                                    51,600               2,715
Texaco, Inc.                                        114,000               6,492
                                                                         24,857

Oilfield Services & Equipment (1.6%):
Baker Hughes, Inc.                                   77,100               3,542
Schlumberger, Ltd.                                   24,000               2,100
                                                                          5,642

Paint, Varnishes, Enamels (0.2%):
Sherwin-Williams Co                               .  21,400                 594

Pharmaceuticals (4.1%):
Abbott Laboratories                                  50,000               3,066
American Home Products Corp.                         30,400               2,253
Bristol-Myers Squibb Co.                             20,000               1,755
Merck & Co., Inc.                                    25,000               2,231
Pfizer, Inc.                                         74,200               5,250
                                                                         14,555

Pollution Control Services
  & Equipment (0.2%):
Waste Management, Inc.                               35,000                 818

Publishing (0.6%):
Time Warner, Inc.                                    35,500               2,048

Railroads (0.4%):
Union Pacific Corp.                                  23,000               1,409

Restaurants (0.1%):
Tricon Global Restaurants, Inc. <F2>                  8,000                 243

Retail (1.3%):
Dayton Hudson Corp.                                  48,400               3,040
Wal-Mart Stores, Inc.                                38,800               1,363
                                                                          4,403

Retail--Department Stores (0.7%):
May Department Stores Co.                            33,000               1,778
Sears, Roebuck & Co.                                 16,000                 670
                                                                          2,448

Retail--Drug Stores (0.6%):
Walgreen Co.                                         77,600               2,183

Retail--Specialty Stores (0.6%):
AutoZone, Inc.<F2>                                   30,000                 887
Lowe's Cos., Inc.                                    28,000               1,165
                                                                          2,052

Semiconductors (1.1%):
Intel Corp.                                          31,400               2,418
LSI Logic Corp. <F2>                                 62,000               1,352
                                                                          3,770

Software & Computer
  Services (1.1%):
Microsoft Corp. <F2>                                 13,500               1,755
Oracle Corp. <F2>                                    52,750               1,887
                                                                          3,642

Steel (0.2%):
USX--U.S. Steel Group, Inc.                          17,100                 581

Telecommunications (0.8%):
Lucent Technologies, Inc.                            13,176            $  1,086
WorldCom, Inc.<F2>                                   55,000               1,850
                                                                          2,936

Utilities--Electric (1.7%):
Consolidated Edison Co.
  of New York, Inc.                                  32,400               1,110
DQE, Inc.                                            47,000               1,454
FPL Group, Inc.                                      20,000               1,034
Ohio Edison Co.                                      15,000                 371
Texas Utilities Co.                                  52,000               1,865
                                                                          5,834

Utilities--Telecommunications
  (3.7%):
Ameritech Corp.                                      42,000               2,730
AT&T Corp.                                           58,000               2,838
GTE Corp.                                            75,500               3,204
MCI Telecommunications Corp.                        110,000               3,905
                                                                         12,677
Total Common Stocks (Cost $121,257)                                     182,092

Foreign Common Stocks (3.8%)

Australia (0.2%):

Banks (0.0%):
National Australia Bank Ltd.                          9,000                 123

Construction (0.0%):
Leighton Holdings Ltd.                               35,000                 130

Leisure--Recreation,
  Gaming (0.0%):
Aristocrat Leisure Ltd.                              43,425                  87

Publishing (0.2%):
Publishing & Broadcasting Ltd.                       32,000                 186

Total Australia                                                             526

Austria (0.1%):

Containers (0.0%):
Mayr-Melnhof Karton AG                                2,000                 106

Steel (0.1%):
Voest-Alpine Stahl AG                                 2,500                 109

Total Austria                                                               215

Brazil (0.0%):

Utilities--Telecommunications
  (0.0%):
Telecomunicacoes Brasileiras
  S/A--Telebras ADR                                     500                  51

Total Brazil  51

Britain (0.8%):

Banks (0.2%):
Allied Irish Banks PLC                               21,000                 176
HSBC Holdings PLC                                     5,000                 126
National Westminster Bank PLC                         8,000                 116
                                                                            418

Beverages (0.0%):
Bass PLC                                              8,000                 111

Building Materials (0.0%):
Hanson PLC                                           25,000                 128

Chemicals--General (0.0%):
BOC Group PLC                                         9,500                 159

Containers (0.0%):
Jefferson Smurfit Group PLC                          50,500                 150

Electronic & Electrical--
  General (0.0%):
Premier Farnell PLC                                  10,000                  78

Leisure--Recreation,
  Gaming (0.1%):
Ladbroke Group PLC                                   50,000                 223

Retail--Department Stores (0.1%):
Marks & Spencer PLC                                  28,000                 291

Retail--Specialty Stores (0.0%):
Burton Group PLC                                     50,000                 106

Textile Manufacturing (0.0%):
Coats Viyella PLC                                    64,000                 117

Transportation (0.3%):
Associated British Ports
  Holdings PLC                                       30,000                 143
National Express Group PLC                           26,000                 242
Peninsular & Oriental Steam
  Navigation Co.                                     22,000                 254
                                                                            639

Utilities--Telecommunications
  (0.0%):
British Telecommunications PLC                       20,000                 152

Utilities--Water (0.1%):
Severn Trent PLC                                     26,885                 391

Total Britain                                                             2,963

Canada (0.0%):

Forest Products--
  Lumber & Paper (0.0%):
Abitibi-Consolidated, Inc.                            5,000                  71

Total Canada                                                                 71

Finland (0.2%):

Banks (0.2%):
Merita Ltd., Class A                                 87,000                 425

Building Materials (0.0%):
Partek Oyg Abp                                        8,000                 163

Pharmaceuticals (0.0%):
Orion-yhtyma OY, Class B                              1,800                  67

Total Finland                                                               655

France (0.3%):

Chemicals--General (0.0%):
Rhone-Poulenc, Class A                                3,900                 170

Conglomerates (0.0%):
Compagnie Generale d'Industrie
  et de Participations                                  450                 147

Food Processing & Packaging (0.0%):
Groupe Danone                                           900                 138

Industrial Goods & Services (0.2%):
Compagnie de Saint Gobain                             2,350                 339

Oil & Gas Exploration,
  Production & Services (0.1%):
Elf Aquitaine SA                                      1,600                 198

Total France                                                                992

Germany (0.2%):

Airlines (0.0%):
Deutsche Lufthansa AG, Registered                     5,000                  88

Banks (0.0%):
Commerzbank AG                                        4,600                 158

Chemicals--General (0.2%):
BASF AG                                               6,300                 217

Insurance (0.0%):
Allianz AG                                              600                 136

Total Germany                                                               599

Hong Kong (0.1%):

Newspapers (0.0%):
South China Morning Post
  (Holdings) Ltd.                                   125,000                 108

Real Estate (0.1%):
Hang Lung Development Co.                            45,000                  62
Hutchison Whampoa Ltd.                               19,000                 132
                                                                            194

Transportation (0.0%):
Cross Harbour Tunnel Co.                             60,000                  96

Utilities--Electric (0.0%):
Beijing Datang Power
  Generation Co. Ltd. <F2>                           75,000                  38

Total Hong Kong                                                             436

Italy (0.2%):

Automobiles (0.2%):
Fiat SpA                                            110,000                 199

Banks (0.0%):
Istituto Bancario San Paolo di Torino                10,000                  76

Financial Services (0.0%):
Istituto Mobiliare Italiano SpA                       6,800                  61

Food Processing & Packaging (0.0%):
Parmalat Finanziaria SpA                            100,000                 139

Utilities--Telecommunications
  (0.0%):
Telecom Italia SpA                                   34,883                 141

Total Italy                                                                 616

Japan (0.7%):

Automobiles (0.2%):
Honda Motor Co. Ltd.                                 13,000                 436

Banks (0.1%):
Bank of Tokyo--Mitsubishi Ltd.                       15,000                 196

Construction (0.0%):
Sekisui House Ltd.                                   17,000                 146

Cosmetics & Related (0.1%):
Kao Corp.                                            12,000                 168
Shiseido Co. Ltd.                                    11,000                 150

                                                                            318
Electronic & Electrical--
  General (0.2%):
Kyocera Corp.                                         2,000                 115
Matsushita Electric Industrial Co. Ltd.              19,000                 319
                                                                            434

Entertainment (0.0%):
Nintendo Co. Ltd.                                     1,000                  86

Financial Services (0.0%):
Takefuji Corp.                                        3,900                 173

Forest Products--
  Lumber & Paper (0.0%):
Nippon Paper Industries Co.                          14,000                  77

Household Goods--Appliances,
  Furnishings & Electronics (0.0%):
Rinnai Corp.                                          5,000                  81

Pharmaceuticals (0.1%):
Eisai Co. Ltd.                                       22,000                 346

Printing (0.0%):
Toppan Printing Co. Ltd.                              9,000                 113

Real Estate (0.0%):
Sumitomo Realty & Development                        18,000                 132

Tools (0.0%):
Makita Corp.                                         10,000                 141

Total Japan                                                               2,679

Netherlands (0.2%):

Banks (0.1%):
ING Groep N.V.                                        4,497                 189

Containers (0.1%):
Koninklijke Emballage
  Indusrie Van Leer                                   9,000                 182

Electronic & Electrical--
  General (0.0%):
Philips Electronics NV                                3,300                 259

Oil-Integrated Companies (0.0%):
Royal Dutch Petroleum Co.                             2,000                 106

Total Netherlands                                                           736

New Zealand (0.1%):

Fisheries (0.0%):
Sanford Ltd.                                         75,000                 117

Household Goods--Appliances,
  Furnishings & Electronics (0.1%):
Fisher & Paykel Industries Ltd.                      43,100                 137

Total New Zealand                                                           254

Norway (0.1%):

Banks (0.0%):
Den Norske Bank ASA                                  30,000                 136

Construction (0.1%):
Kvaerner ASA                                          2,400                 123
Kvaerner ASA, Class B                                   600                  29
                                                                            152

Total Norway                                                                288

Portugal (0.2%):

Banks (0.1%):
Banco Commercial Portugues, SA                       11,000                 224

Building Materials (0.1%):
Cimpor-Cimentos de Portugal,
  SGPS, SA                                           10,000                 253

Utilities--Telecommunications
  (0.0%):
Portugal Telecom SA                                   2,700                 111

Total Portugal                                                              588

Singapore (0.0%):

Conglomerates (0.0%):
Jardine Strategic Holdings Ltd.                      60,000                 122

Total Singapore                                                             122

Spain (0.2%):

Banks (0.1%):
Banco Santander SA                                    7,500                 210
Corporacion Bancaria de Espana SA                     2,000                 111
                                                                            321

Construction (0.1%):
Dragados & Construcciones, SA                        10,000                 203

Total Spain                                                                 524

Sweden (0.1%):

Conglomerates (0.1%):
Kinnevik AB, Class B                                  7,000                 139

Industrial Goods & Services (0.0%):
Trelleborg AB, Class B                                9,000                 119

Radio & Television (0.0%):
Modern Times Group MTG AB,
  Class B <F2>                                        7,000                  50

Steel (0.0%):
Avesta Sheffield AB                                  12,500                  94

Total Sweden                                                                402

Switzerland (0.1%):

Banks (0.1%):
Credit Suisse Group, Registered                       1,297                 183

Insurance (0.0%):
Baloise Holding Ltd., Registered <F2>                   120                 217

Pharmaceuticals (0.0%):
Novartis AG, Registered                                  72                 113

Total Switzerland                                                           513
Total Foreign Common Stocks (Cost $12,016)                               13,230

Preferred Stocks (0.1%)

Australia (0.0%):

Entertainment (0.0%):
Village Roadshow Ltd., Class A                       57,000                 106

Total Australia                                                             106

Germany (0.1%):

Automobiles (0.0%):
Volkswagen AG                                           200                  92

Consumer Products (0.0%):
Gardena Holding AG <F2>                               2,000                  47

Oil-Integrated Companies (0.1%):
RWE AG                                                4,100                 151

Total Germany                                                               290
Total Preferred Stocks (Cost $410)                                          396

Convertible Bonds (0.0%)

Banks (0.0%):
Mitsubishi Bank International
  Finance Bermuda,
  3.00%, 11/30/02                                        94                  91

Total Convertible Bonds (Cost $100)                                          91

Convertible Stock (0.2%)

Automobiles (0.2%):
Ford Motor Co.,
  Convertible Preferred,
  callable 12/7/97 @ 51.68                            4,300                 603

Total Convertible Stock (Cost $370)                                         603

Asset Backed Securities (1.3%)

EQCC Home Equity Loan Trust,
  Series 1997-3, Class A7,
  6.93%, 2/15/29                                        800                 806
EQCC Home Equity Loan Trust,
  Series 1997-3, Class A8,
  6.41%, 12/15/04                                       830                 834
First Union-Lehman Brothers
  Commercial Mortgage,
  Series 1997-C1, Class A3,
  7.38%, 4/18/07                                        750                 787
Merrill Lynch Mortgage Investors, Inc.,
  Series 1997-C1, Class A3,
  7.12%, 6/18/29                                        650                 674
The Money Store
  Home Equity Trust,
  Series 1997-B, Class A8,
  6.90%, 7/15/38                                      1,350               1,378

Total Asset Backed Securities (Cost $4,393)                               4,479

Collateralized Mortgage Obligations (0.9%)

Lehman Large Loan,
  Series 1997-LLI, Class A,
  6.79%, 6/12/04                                      2,900               2,962

Total Collateralized Mortgage
Obligations (Cost $2,940)                                                 2,962

Corporate Bonds (11.2%)

Agriculture & Livestock (0.3%):
Cargill, Inc.,
  5.95%, 5/15/37,
  Putable 5/15/99 @ 100 <F3>                          1,000               1,008

Automobiles (1.2%):
Daimler-Benz North America,
  7.38%, 9/15/06                                      1,885               2,005
Ford Motor Co.,
  9.00%, 9/15/01                                        100                 109
General Motors Corp.,
  9.13%, 7/15/01                                      2,000               2,193
                                                                          4,307

Banks (1.3%):
BankAmerica Corp.,
  9.63%, 2/13/01                                        300                 330
BankAmerica Corp.,
  8.38%, 3/15/02                                      1,000               1,076
Bankers Trust New York Corp.,
  Series A,, 6.70%, 10/1/07                             675                 674
First Union Corp.,
  9.45%, 8/15/01                                      1,200               1,331
Societe Generale-New York,
  7.40%, 6/1/06                                         500                 524
SunTrust Banks, Inc.,
  7.38%, 7/1/02                                         400                 419
                                                                          4,354

Brokerage Services (1.7%):
Lehman Brothers Holdings,
  7.38%, 5/15/04                                      1,000               1,041
Merrill Lynch & Co., Inc.,
  8.25%, 11/15/99                                     1,000               1,041
Merrill Lynch & Co., Inc.,
  6.00%, 3/1/01                                       1,000                 998
Morgan Stanley Group, Inc.,
  5.63%, 3/1/99                                         800                 798
Morgan Stanley Group, Inc.,
  8.88%, 10/15/01                                       750                 821
Salomon Brothers, Inc.,
  6.70%, 12/1/98                                      1,100               1,110
                                                                          5,809

Computers & Peripherals (0.2%):
International Business
  Machines Corp.,
  7.00%, 10/30/25                                       850                 859

Electronic & Electrical--
  General (0.3%):
Philips Electronics N.V.,
  putable 5/15/07 @ 100,
  7.13%, 5/15/25*                                     1,000               1,043

Financial Services (1.5%):
Cez Finance BV,
  7.13%, 7/15/07,
  Guaranteed by Cez AS                                1,150               1,172
Hutchison Whampoa Finance,
  Series A, 6.95%, 8/15/07,
  Guaranteed by Hutchison
  Whampoa Ltd. <F3>                                     425                 393
Liberty Mutual,
  8.20%, 5/4/07 <F3>                                  2,500               2,751
Mellon Capital II,
  Series B, 8.00%, 1/15/27,
  Callable 1/15/07 @ 104,
  Guaranteed by Mellon Bank Corp.                       800                 839
                                                                          5,155

Industrial Goods & Services (2.0%):
Georgia-Pacific Corp.,
  9.95%, 6/15/02                                      1,000               1,135
Lockheed Martin,
  7.20%, 5/1/36                                         550                 584
Raytheon Co.,
  6.75%, 8/15/07                                        800                 814
Raytheon Co.,
  7.20%, 8/15/27                                        200                 205
Telecommunications, Inc.,
  9.80%, 2/1/12                                       2,425               3,007
USX Corp.,
  7.20%, 2/15/04                                        500                 514
Weyerhaeuser Co.,
  6.95%, 10/1/27                                        950                 938
                                                                          7,197

Insurance (1.3%):
Aon Capital Trust A,
  8.21%, 1/1/27,
  Guaranteed by Aon Corp. <F3>                        1,300               1,411
Metropolitan Life Insurance Co.,
  6.30%, 11/1/03 <F3>                                 1,000                 990
Prudential Insurance,
  8.30%, 7/1/25                                       1,780               1,944
                                                                          4,345

Oil & Gas Exploration,
  Production & Services (0.3%):
Union Oil of California,
  6.38%, 2/1/04                                       1,000                 995

Publishing (0.6%):
Time Warner, Inc.,
  9.15%, 2/1/23                                       1,650               1,951

Retail (0.1%):
Dayton Hudson Co.,
  6.40%, 2/15/03                                        500                 497

Utilities--Electric (0.4%):
Tenaga Nasional Berhad,
  7.63%, 4/29/07 <F3>                                   425                 402
Western Resources, Inc.,
  6.88%, 8/1/04                                       1,000               1,020
                                                                          1,422

Total Corporate Bonds (Cost $38,095)                                     38,942

U.S. Treasury Notes (9.6%)

4.75%, 9/30/98                                       11,649              11,569
5.88%, 1/31/99                                          770                 772
6.13%, 9/30/00                                        3,510               3,545
6.63%, 3/31/02                                        9,039               9,323
7.88%, 11/15/04                                       1,915               2,132
7.00%, 7/15/06                                        5,435               5,822

Total U.S. Treasury Notes (Cost $32,878)                                  33,163

U.S Treasury Bonds (1.7%)

6.50%, 11/15/26                                       5,595               5,839

Total U.S Treasury Bonds (Cost $5,684)                                    5,839

U.S. Government Agencies (14.2%)

Federal Home Loan Mortgage
  Corp. (2.1%):
6.24%, 10/6/04                                        1,615               1,640
7.50%, 4/1/07,Gold Pool #E35216                         267                 274
6.50%, 7/1/10, Gold Pool #E20189                        561                 561
6.50%, 12/1/10, Gold Pool #E00408                     1,735               1,734
8.00%, 9/1/17, Pool #A01373                           1,715               1,775
9.00%, 6/1/19, Pool #555324                           1,314               1,398
                                                                          7,382

Federal National Mortgage
  Assoc. (3.3%):
6.29%, 2/11/02                                        2,060               2,087
5.90%,10/10/02                                        1,315               1,315
6.00%, 11/1/08, Pool #247872                          1,591               1,569
6.00%, 3/1/09,Pool #190688                              380                 375
6.00%, 11/1/09, Pool #334108                            286                 283
6.50%, 9/1/10, Pool #303515                             257                 256
6.50%, 9/1/10, Pool #250354                             433                 433
6.00%, 6/1/11, Pool #313121                           1,333               1,310
7.00%, 10/1/27, Pool # 251286                           272                 272
7.00%, 10/1/27, Pool #356271                          1,127               1,130
7.00%, 10/2/27, Pool #366957                          1,127               1,130
7.00%, 10/15/27, Pool #395775                           437                 438
7.00%, 10/15/27, Pool #402176                           744                 746
                                                                         11,344

Government National Mortgage
  Assoc. (8.8%):
9.50%, 7/15/09, Pool #34413                             164                 177
9.00%, 12/15/09, Pool #780009                           848                 895
8.50%, 7/15/10, Pool #780516                            654                 688
9.00%, 11/15/16, Pool #190846                           139                 147
8.00%, 7/15/17, Pool #780428                          2,234               2,325
8.00%, 11/15/17, Pool #780263                         1,312               1,365
9.00%, 9/15/19, Pool #271709                            508                 539
9.00%, 1/15/20, Pool #271737                            595                 632
9.00%, 2/15/20, Pool #209338                            347                 369
8.50%, 3/15/23, Pool #342556                            292                 306
7.50%, 11/15/23, Pool #366573                           857                 876
7.50%, 12/15/23, Pool #780359                         2,408               2,470
7.00%, 12/15/23, Pool #780468                         2,768               2,789
7.00%, 1/15/24, Pool #371006                            777                 781
6.50%, 1/15/24, Pool #351405                          1,810               1,787
7.00%, 6/15/24                                        2,593               2,617
7.50%, 11/15/24, Pool #780467                           746                 765
8.00%, 7/15/26, Pool #421752                            285                 295
8.00%, 8/15/26, Pool #423932                            284                 295
8.00%, 8/15/26, Pool #423986                            284                 295
8.00%, 9/15/26, Pool #421774                            284                 295
8.00%, 9/15/26, Pool #432949                            284                 295
8.00%, 9/15/26, Pool #412663                            285                 295
8.00%, 11/15/26, Pool #431510                           278                 289
8.00%, 11/15/26, Pool #439445                           380                 394
8.00%, 3/15/27, Pool #440257                            248                 257
8.00%, 6/15/27, Pool #447649                            685                 711
7.50%, 7/15/27, Pool #447369                            432                 442
8.00%, 8/15/26, Pool #436443                            271                 281
8.00%, 8/15/27, Pool #448975                            487                 505
8.00%, 8/15/27, Pool #446820                            937                 972
7.50%, 9/15/27, Pool #449463                            287                 293
7.50%, 9/15/27, Pool #430216                            344                 351
8.00%, 9/15/27, Pool #412318                            344                 357
8.00%, 9/15/27, Pool #448981                            344                 357
8.00%, 10/15/27, Pool #449190                           244                 253
7.50%, 10/15/27, Pool #458667                           253                 259
8.00%, 10/15/27, Pool #449189                           284                 295
8.00%, 10/15/27, Pool #449186                           284                 295
7.50%, 10/15/27, Pool #458660                           432                 442
7.50%, 10/15/27, Pool #453882                           432                 442
7.50%, 11/19/27                                       2,100               2,105
                                                                         30,598
Total U.S. Government Agencies (Cost $48,642)                            49,324

Total Investments (Cost $278,148) <F1>--98.9%                           342,483

Other assets in excess of liabilities--1.1%                               3,741

TOTAL NET ASSETS--100.0%                                               $346,224


<F1>  Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $295.
      Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

      Unrealized appreciation                 $67,202
      Unrealized depreciation                  (3,162)
      Net unrealized appreciation             $64,040

<F2>  Non-income producing securities.

<F3>  144a security which is restricted as to resale to institutional investors.


See notes to financial statements.

THE VICTORY PORTFOLIOS                   Schedule of Investments
Stock Index Fund                                October 31, 1997
(Amounts in Thousands, Except Shares)



                                                  Shares or
                                                  Principal            Market
Security Description                                 Amount             Value


Commercial Paper (12.2%)

Financial Services (12.2%):
General Electric Capital Corp.,
  5.79%, 11/3/97                                     56,682            $ 56,682

Total Commercial Paper (Cost $56,682)                                    56,682

Common Stocks (87.0%)

Advertising (0.1%):
Interpublic Group of Cos., Inc.                       7,092                 337

Aerospace--Defense (1.6%):
AlliedSignal, Inc.                                   32,227               1,160
B.F. Goodrich Co.                                     3,079                 137
Boeing Co.                                           57,010               2,730
General Dynamics Corp.                                3,558                 289
Lockheed Martin Corp.                                11,043               1,050
Northrop Grumman Corp.                                3,798                 415
Raytheon Co.                                         13,457                 730
United Technologies Corp.                            13,406                 938
                                                                          7,449

Agriculture (0.1%):
Pioneer Hi-Bred International, Inc.                   3,837                 352

Airlines (0.3%):
AMR Corp. Delaware <F2>                               5,235                 610
Delta Air Lines, Inc.                                 4,184                 422
Southwest Airlines Co.                                8,314                 271
U.S. Airways Group, Inc. <F2>                         4,893                 229
                                                                          1,532

Aluminum (0.3%):
Alcan Aluminum Ltd.                                  12,926                 369
Aluminum Co. of America                               9,904                 723
Reynolds Metal Co.                                    4,198                 256
                                                                          1,348

Apparel (0.0%):
Reebok Internnational Ltd.<F2>                        3,204                 118

Apparel--Footwear (0.3%):
Fruit of the Loom, Inc., Class A <F2>                 4,173                 109
Liz Claiborne, Inc.                                   3,984                 202
Nike, Inc., Class B                                  16,441                 772
VF Corp.                                              3,578                 320
                                                                          1,403

Automobiles (1.6%):
Chrysler Corp.                                       38,405               1,354
Ford Motor Co.                                       68,008               2,971
General Motors Corp.                                 41,516               2,665
Navistar International Corp. <F2>                     4,158                  96
PACCAR, Inc.                                          4,432                 200
                                                                          7,286

Automotive Parts (0.3%):
Cummins Engine Co., Inc.                              2,179                 133
Dana Corp.                                            5,944                 278
Echlin, Inc.                                          3,590                 118
Genuine Parts Co.                                    10,255                 321
ITT Industries, Inc.                                  6,745                 213
Meritor Automotive, Inc. <F2>                           223                   5
TRW, Inc.                                             7,018                 401
                                                                          1,469

Banks (5.5%):
Banc One Corp.                                       33,185               1,730
Bank of New York Co.                                 21,609               1,017
BankAmerica Corp.                                    39,769               2,845
Bankers Trust New York Corp.                          5,666                 669
Barnett Banks, Inc.                                  11,321                 781
Chase Manhattan Corp.                                24,114               2,782
Comerica, Inc.                                        6,009                 475
First Chicago NBD Corp.                              16,835               1,225
First Union Corp.                                    31,966               1,568
Huntington Bancshares, Inc.                          10,773                 348
J.P. Morgan & Co., Inc.                              10,188               1,118
KeyCorp                                              12,369                 757
MBNA Corp.                                           28,539                 751
Mellon Bank Corp.                                    14,327                 739
National City Corp.                                  12,255                 732
NationsBank Corp.                                    40,538               2,427
Norwest Corp.                                        42,684               1,369
PNC Bank Corp.                                       17,480                 830
Republic New York Corp.                               3,120                 330
SunTrust Banks, Inc.                                 12,177                 789
Wachovia Corp.                                        9,085                 684
Wells Fargo & Co.                                     5,007               1,459
                                                                         25,425

Banks--Money Centers
  Regional (1.6%):
BankBoston Corp.                                      8,296                 672
Citicorp                                             26,085               3,263
CoreStates Financial Corp.                           11,526                 839
Fleet Financial Group, Inc.                          14,235                 915
State Street Corp.                                    9,144                 510
U.S. Bancorp                                         13,935               1,417
                                                                          7,616

Banks--Outside Money
  Center (0.2%):
Fifth Third Bancorp                                   8,775                 562
Providian Financial Corp.                             5,340                 198
                                                                            760

Beverages (2.9%):
Anheuser-Busch Cos., Inc.                            28,004               1,118
Brown-Forman Corp., Class B                           3,929                 193
Coca-Cola Co.                                       141,231               7,980
Coors (Adolph) Co.                                    2,111                  75
PepsiCo, Inc.                                        87,150               3,208
Seagram Co. Ltd.                                     21,112                 711
                                                                         13,285

Broadcasting/Cable (0.1%):
Tele-Communications, Inc.,
  Class A <F2>                                       24,229                 556
Brokerage Services (0.8%):
Merrill Lynch & Co., Inc.                            18,869               1,276
Morgan Stanley, Dean, Witter,
  Discover & Co.                                     33,423               1,637
Salomon Brothers, Inc.                                6,121                 476
Schwab (Charles) Corp.                               15,067                 514
                                                                          3,903

Building Materials (0.2%):
Armstrong World Industries, Inc.                      2,321                 154
Centex Corp.                                          1,658                  97
Fleetwood Enterprises, Inc.                           2,034                  62
Kaufman & Broad Home Corp.                            2,213                  47
Masco Corp.                                           9,393                 412
Pulte Corp.                                           1,198                  45
                                                                            817

Chemicals--General (2.2%):
Air Products & Chemicals, Inc.                        6,242                 474
Dow Chemical Co.                                     12,982               1,178
E.I. Du Pont de Nemours Co.                          64,392               3,663
Eastman Chemical Co.                                  4,464                 266
Englehard Corp.                                       8,219                 143
FMC Corp.<F2>                                         2,119                 171
Great Lakes Chemical Corp.                            3,409                 160
Hercules, Inc.                                        5,641                 259
Mallinckrodt, Inc.                                    4,178                 157
Monsanto Co.                                         33,567               1,435
Nalco Chemical Co.                                    3,805                 152
PPG Industries, Inc.                                 10,210                 578
Praxair, Inc.                                         8,998                 392
Rohm & Haas Co.                                       3,509                 292
Sigma-Aldrich Corp.                                   5,709                 201
Union Carbide Corp.                                   7,074                 323
W.R. Grace & Co.                                      4,136                 281
                                                                         10,125

Chemicals--Specialty (0.1%):
Millipore Corp.                                       2,481                  97
Morton International, Inc.                            7,974                 263
                                                                            360

Commercial Services (0.5%):
Automatic Data Processing, Inc.                      16,675                 852
CUC International, Inc. <F2>                         23,322                 688
Ecolab, Inc.                                          3,690                 176
Federal Express Corp. <F2>                            6,542                 437
                                                                          2,153

Computers & Peripherals (4.5%):
3Com Corp. <F2>                                      19,624                 813
Apple Computer, Inc. <F2>                             7,250                 123
Bay Networks, Inc. <F2>                              12,183                 385
Cabletron Systems, Inc. <F2>                          8,978                 260
Cisco Systems, Inc. <F2>                             38,099               3,125
Compaq Computer Corp. <F2>                           43,047               2,744
Computer Sciences Corp. <F2>                          4,392                 312
Data General Corp. <F2>                               2,724                  52
Dell Computer, Inc. <F2>                             18,836               1,509
Digital Equipment Corp. <F2>                          8,703                 436
EMC Corp. <F2>                                       14,049                 787
Hewlett-Packard Co.                                  59,229               3,654
International Business
  Machines Corp.                                     55,931               5,486
Seagate Technology, Inc. <F2>                        13,925                 378
Silicon Graphics, Inc. <F2>                          10,080                 148
Sun Microsystems, Inc. <F2>                          21,005                 719
Unisys Corp. <F2>                                     9,957                 133
                                                                         21,064

Conglomerates (1.1%):
Corning, Inc.                                        13,138                 593
Crane Co.                                             2,615                 109
Minnesota Mining &
  Manufacturing Co.                                  23,658               2,164
National Service Industries, Inc.                     2,568                 114
Tenneco, Inc.                                         9,694                 436
Textron, Inc.                                         9,396                 543
Westinghouse Electric Corp.                          40,137               1,061
Whitman Corp.                                         5,784                 152
                                                                          5,172

Construction (0.1%):
Fluor Corp.                                           4,779                 196
Foster Wheeler Corp.                                  2,315                  76
                                                                            272

Consumer Products (1.6%):
American Greetings Corp., Class A                     4,287                 149
Clorox Co.                                            5,886                 412
Colgate-Palmolive Co.                                16,852               1,091
Jostens, Inc.                                         2,219                  52
Newell Co.                                            9,060                 348
Procter & Gamble Co.                                 76,918               5,230
                                                                          7,282

Containers (0.3%):
Ball Corp.                                            1,718                  60
Bemis, Inc.                                           3,020                 115
Crown Cork & Seal, Inc.                               7,308                 330
Owens Corning                                         3,038                 104
Owens-Illinois, Inc. <F2>                             7,991                 276
Rubbermaid, Inc.                                      8,537                 205
Stone Container Corp.                                 5,657                  68
Tupperware Corp.                                      3,488                  87
                                                                          1,245

Cosmetics & Related (0.8%):
Alberto Culver Co.                                    3,196                  96
Avon Products, Inc.                                   7,539                 494
Gillette Co.                                         31,875               2,839
International Flavor
  & Fragance, Inc.                                    6,224                 301
                                                                          3,730

Diversified (0.2%):
Tyco International Ltd.                              30,342               1,145

Electrical Equipment (3.0%):
Emerson Electric Co.                                 25,251               1,324
General Electric Co.                                186,429              12,036
Johnson Controls, Inc.                                4,770                 214
Thomas & Betts Corp.                                  3,130                 156
W.W. Grainger, Inc.                                   2,833                 248
                                                                         13,978

Electronic & Electrical--
  General (1.4%):
Advanced Micro Devices, Inc. <F2>                     8,022                 185
AMP, Inc.                                            12,507                 563
Andrew Corp. <F2>                                     5,137                 119
EG&G, Inc.                                            2,606                  54
General Signal Corp.                                  2,870                 115
Harris Corp                                        .  4,538                 198
Honeywell, Inc.                                       7,261                 494
KLA-Tencor Corp. <F2>                                 4,766                 209
Motorola, Inc.                                       33,899               2,092
National Semiconductor Corp. <F2>                     8,267                 298
Rockwell International Corp.                         11,891                 583
Tandy Corp.                                           6,036                 207
Tektronix, Inc.                                       1,903                 113
Texas Instruments, Inc.                              10,917               1,165
                                                                          6,395

Entertainment (1.1%):
Brunswick Corp.                                       5,656                 191
Harrah's Entertainment, Inc.<F2>                      5,748                 113
Hasbro, Inc.                                          7,231                 210
King World Productions, Inc.<F2>                      2,094                  99
Loews Corp.                                           6,549                 731
Viacom, Inc., Class B<F2>                            20,095                 608
Walt Disney Co.                                      38,443               3,162
                                                                          5,114

Financial & Insurance (0.1%):
MBIA, Inc.                                            5,082                 304

Financial Services (3.1%):
American Express Co.                                 26,694               2,082
American General Corp.                               14,137                 721
Beneficial Corp.                                      3,029                 232
Countrywide Credit Industries, Inc.                   6,101                 209
Equifax, Inc.                                         8,592                 267
Federal Home Loan Mortgage Corp.                     39,574               1,499
Federal National Mortgage Assoc.                     60,414               2,927
First Data Corp.                                     25,265                 734
Golden West Financial Corp.,
  Delaware                                            3,231                 280
Green Tree Financial Corp.                            7,735                 326
H.F. Ahmanson & Co.                                   5,748                 339
Household International, Inc.                         6,081                 689
TransAmerica Corp.                                    3,605                 364
Travelers Group, Inc.                                36,515               2,556
Washington Mutual, Inc.                              14,262                 976
                                                                         14,201

Food Distributors (0.5%):
Albertsons, Inc.                                     13,994                 516
American Stores Co.                                  15,505                 398
Fleming Cos., Inc.                                    2,153                  36
Giant Food, Inc., Class A                             3,418                 105
Great Atlantic & Pacific Tea, Inc.                    2,179                  67
Kroger Co.<F2>                                       14,485                 473
SUPERVALU, Inc.                                       3,451                 126
Sysco Corp.                                           9,932                 397
Winn-Dixie Stores, Inc.                               8,478                 315
                                                                          2,433

Food Processing & Packaging (2.0%):
Archer-Daniels-Midland Co.                           31,892                 710
Campbell Soup Co.                                    26,190               1,350
ConAgra, Inc.                                        26,930                 811
CPC International, Inc.                               8,178                 810
General Mills, Inc.                                   9,106                 601
H.J. Heinz Co.                                       21,020                 976
Hershey Foods Corp.                                   8,136                 450
Kellogg Co.                                          23,500               1,012
Quaker Oats Co.                                       7,822                 374
Ralston-Ralston Purina Group                          6,069                 545
Sara Lee Corp.                                       27,351               1,398
Wm. Wrigley Jr. Co.                                   6,618                 479
                                                                          9,516

Forest Products--
  Lumber & Paper (1.2%):
Boise Cascade Corp.                                   3,167                 110
Champion International Corp.                          5,463                 301
Fort James Corp.                                     10,759                 427
Georgia Pacific Corp.                                 5,210                 442
International Paper Co.                              17,220                 775
Kimberly-Clark Corp.                                 31,699               1,646
Louisiana Pacific Corp.                               6,224                 131
Mead Corp.                                            2,980                 180
Potlatch Corp.                                        1,648                  82
Temple-Inland, Inc.                                   3,242                 186
Union Camp Corp.                                      3,950                 214
Westvaco Corp.                                        5,807                 191
Weyerhauser Co.                                      11,354                 542
Willamette Industries, Inc.                           6,325                 209
                                                                          5,436

Funeral Services (0.1%):
Service Corp. International                          14,323                 436

Health Care (0.3%):
Columbia/HCA Healthcare Corp.                        37,238               1,052
Humana, Inc. <F2>                                     9,316                 196
                                                                          1,248

Heavy Machinery (0.6%):
Case Corp.                                            4,246                 254
Caterpillar Tractor, Inc.                            21,435               1,098
Deere & Co.                                          14,356                 755
Harnischfeger Industries, Inc.                        2,814                 111
Ingersoll Rand Co.                                    9,447                 368
McDermott International, Inc.                         3,162                 115
                                                                          2,701

Hotels & Motels (0.5%):
HFS, Inc. <F2>                                        9,039                 637
Hilton Hotels Corp.                                  14,239                 439
ITT Corp. <F2>                                        6,632                 495
Marriott International, Inc.                          7,240                 505
Mirage Resorts, Inc. <F2>                            10,181                 255
                                                                          2,331

Household Goods--Appliances,
  Furnishings & Electronics (0.1%):
Maytag Corp.                                          5,613                 187
Whirlpool Corp.                                       4,246                 258
                                                                            445

Industrial Goods & Services (0.1%):
Aeroquip-Vickers Inc.                                 1,599                  83
Dover Corp.                                           6,332                 428
                                                                            511

Insurance--Life (0.1%):
Jefferson Pilot Corp.                                 4,032                 312

Insurance--Multi-Line (2.7%):
Aetna, Inc.                                           8,532                 606
Allstate Corp.                                       24,774               2,055
American International Group, Inc.                   39,930               4,076
Aon Corp.                                             9,516                 513
CIGNA Corp.                                           4,215                 654
Conseco Inc.                                         10,698                 467
General Re Corp.                                      4,534                 894
Hartford Financial Services Group, Inc.               6,719                 544
Lincoln National Corp.                                5,805                 399
Marsh & McLennan Cos., Inc.                           9,593                 681
MGIC Investment Corp.                                 6,499                 392
Safeco Corp.                                          8,054                 384
SunAmerica, Inc.                                     11,107                 399
Torchmark Corp.                                       7,881                 314
USF&G Corp.                                           6,312                 128
                                                                         12,506

Insurance--Property, Casualty,
  Health (0.4%):
Chubb Corp.                                           9,821                 651
Progressive Corp.                                     4,106                 428
St. Paul Cos., Inc.                                   4,781                 382
UNUM Corp.                                            7,946                 387
                                                                          1,848

Investment Company (0.1%):
TCI Ventures Group, Class A <F2>                     13,594                 314

Machine Tools (0.0%):
Cincinnati Milacron, Inc.                             2,270                  63

Manufacturing--
  Capital Goods (0.2%):
Cooper Industries, Inc.                               6,955                 363
Illinois Tool Works, Inc.                            14,202                 698
                                                                          1,061

Manufacturing--
  Consumer Goods (0.2%):
Eaton Corp.                                           4,403                 425
Mattel, Inc.                                         16,539                 643
                                                                          1,068

Manufacturing--Miscellaneous (0.6%):
Briggs & Stratton Corp.                               1,443                  72
NACCO Industries, Inc.                                  470                  48
Pall Corp.                                            7,231                 150
Thermo Electron Corp. <F2>                            8,556                 319
Unilever N.V.                                        36,456               1,946
Western Atlas, Inc. <F2>                              3,075                 265
                                                                          2,800

Medical Services (0.4%):
Beverly Enterprises, Inc. <F2>                        6,277                  94
HEALTHSOUTH Corp. <F2>                               25,277                 646
Manor Care, Inc.                                      3,625                 124
Tenet Healthcare Corp.<F2>                           17,238                 527
United Healthcare Corp.                              10,679                 495
                                                                          1,886

Medical Supplies (0.9%):
Alza Corp., Class A <F2>                              4,842                 126
Bausch & Lomb, Inc.                                   3,156                 124
Baxter International, Inc.                           15,914                 736
Becton Dickinson & Co.                                6,957                 320
Biomet, Inc.                                          6,335                 158
Boston Scientific Corp. <F2>                         11,055                 503
C.R. Bard, Inc.                                       3,265                  91
Guidant Corp.                                         8,439                 485
Medtronic, Inc.                                      26,627               1,159
St. Jude Medical, Inc. <F2>                           5,227                 158
United States Surgical Corp.                          4,182                 113
                                                                          3,973

Medical--Wholesale Drug
  Distribution (0.1%):
Cardinal Health, Inc.                                 6,181                 459

Metals--Fabrication (0.1%):
Phelps Dodge Corp.                                    3,440                 256
Timken Co.                                            3,573                 120
                                                                            376

Mining (0.1%):
Asarco, Inc.                                          2,399                  66
Cyprus Amax Minerals Co.                              5,324                 111
Inco Ltd.                                             9,508                 196
                                                                            373

Newspapers (0.5%):
Dow Jones & Co., Inc.                                 5,465                 254
Gannett Co., Inc.                                    16,140                 849
Knight-Ridder, Inc.                                   4,979                 260
New York Times Co., Class A                           5,460                 299
Times Mirror Co., Class A                             5,455                 295
Tribune Co.                                           6,990                 385
                                                                          2,342

Office Equipment & Supplies
  (Non-Computer Related) (0.6%):
Avery Dennison Corp.                                  5,872                 234
Deluxe Corp.                                          4,694                 154
IKON Office Solutions, Inc.                           7,565                 214
Moore Corp. Ltd.                                      5,032                  81
Pitney Bowes, Inc.                                    8,216                 652
Xerox Corp.                                          18,514               1,468
                                                                          2,803

Oil & Gas Exploration,
  Production & Services (1.3%):
Amerada Hess Corp.                                    5,225                 321
Anadarko Petroleum Corp.                              3,398                 249
Apache Corp.                                          5,142                 216
Ashland, Inc.                                         4,246                 202
Burlington Resource, Inc.                            10,037                 491
Coastal Corp.                                         6,037                 363
Columbia Gas System, Inc.                             3,154                 228
Helmerich & Payne, Inc.                               1,426                 115
Kerr-McGee Corp.                                      2,715                 183
Occidental Petroleum Corp.                           18,857                 526
ONEOK, Inc.                                           1,590                  55
Oryx Energy Co. <F2>                                  6,003                 165
Pennzoil Co.                                          2,685                 199
Rowan Cos., Inc. <F2>                                 4,927                 192
Sonat, Inc.                                           4,884                 224
Sun Co., Inc.                                         4,134                 166
Union Pacific Resources Group, Inc.                  14,451                 356
Unocal Corp.                                         14,066                 580
USX--Marathon Group                                  16,402                 586
Williams Cos., Inc.                                   9,052                 461
                                                                          5,878

Oil-Integrated Companies (5.9%):
Amoco Corp.                                          27,948               2,562
Atlantic Richfield Co.                               18,268               1,504
Chevron Corp.                                        37,279               3,092
Exxon Corp.                                         140,891               8,657
Mobil Corp.                                          44,750               3,258
Phillips Petroleum Co.                               15,001                 726
Royal Dutch Petroleum Co.,
New York Shares                                     122,097               6,425
Texaco, Inc.                                         30,561               1,740
                                                                         27,964

Oilfield Services & Equipment (1.0%):
Baker Hughes, Inc.                                    9,608                 441
Dresser Industries, Inc.                              9,970                 420
Halliburton Co.                                      14,436                 861
Parker-Hannifin Corp.                                 6,360                 266
Schlumberger, Ltd.                                   28,189               2,467
                                                                          4,455

Paint, Varnishes, Enamels (0.1%):
Sherwin-Williams Co.                                  9,832                 273

Pharmaceuticals (7.9%):

Abbott Laboratories                                  43,813               2,686
Allergan, Inc.                                        3,693                 122
American Home Products Corp.                         36,930               2,737
Amgen, Inc. <F2>                                     15,098                 744
Bristol-Myers Squibb Co.                             56,756               4,980
Cognizant Corp.                                       9,350                 366
Crescendo Pharmaceuticals <F2>                          230                   3
Eli Lilly & Co.                                      63,348               4,236
Johnson & Johnson                                    75,775               4,348
Merck & Co., Inc.                                    68,777               6,139
Pfizer, Inc.                                         73,602               5,207
Pharmacia & Upjohn, Inc.                             28,910                 918
Schering-Plough Corp.                                41,718               2,339
Warner-Lambert Co.                                   15,453               2,213
                                                                         37,038

Photography (0.3%):
Eastman Kodak Co.                                    18,552               1,110
Polaroid Corp.                                        2,594                 117
                                                                          1,227

Pollution Control Services
  & Equipment (0.2%):
Browning-Ferris Industries, Inc.                     11,313                 368
Safety-Kleen, Corp.                                   3,319                  73
Waste Management, Inc.                               25,820                 604
                                                                          1,045

Precision Instruments
  & Related (0.0%):
Perkin-Elmer Corp.                                    2,494                 156

Primary Metal & Mineral
  Production (0.3%):
Barrick Gold Corp.                                   21,225                 437
Battle Mountain Gold Co.                             13,081                  80
Echo Bay Mines Ltd.                                   7,937                  32
Freeport-McMoRan
  Copper & Gold, Inc., Class B                       11,323                 270
Homestake Mining Co.                                  8,356                 103
Inland Steel Industries, Inc.                         2,779                  55
Newmont Mining Corp.                                  8,900                 312
Placer Dome, Inc.                                    13,638                 211
                                                                          1,500

Publishing (0.6%):
Dun & Bradstreet Corp.                                9,708                 277
John H. Harland Co.                                   1,768                  40
McGraw-Hill Cos., Inc.                                5,633                 368
Meredith Corp.                                        3,049                 104
R.R. Donnelley & Sons Co.                             8,331                 272
Time Warner, Inc.                                    31,877               1,839
                                                                          2,900

Radio & Television (0.4%):
Clear Channel Communications, Inc.<F2>                5,582                 368
Comcast, Class A Special Shares                      19,862                 546
U.S. West Media Group <F2>                           34,529                 872
                                                                          1,786

Railroads (0.7%):
Burlington Northern Santa Fe                          8,857                 841
CSX Corp.                                            12,405                 678
Norfolk Southern Corp.                               21,468                 690
Union Pacific Corp.                                  14,070                 862
                                                                          3,071

Restaurants (0.5%):
Darden Restaurants, Inc.                              8,712                  99
McDonald's Corp.                                     39,176               1,755
Tricon Global Restaurants <F2>                        8,715                 264
Wendy's International, Inc.                           7,500                 158
                                                                          2,276

Retail (1.4%):
Costco Cos., Inc. <F2>                               12,102                 466
Dayton Hudson Corp.                                  12,395                 779
K-Mart Corp. <F2>                                    27,723                 366
Wal-Mart Stores, Inc.                               128,951               4,528
Woolworth Corp. <F2>                                  7,672                 146
                                                                          6,285

Retail--Department Stores (0.8%):
Dillard's, Inc., Class A                              6,362                 244
Federated Department
  Stores, Inc. <F2>                                  11,908                 524
Harcourt General, Inc.                                4,029                 202
J.C. Penney Co., Inc.                                14,172                 832
May Department Stores Co.                            13,243                 713
Mercantile Stores Co., Inc.                           2,093                 123
Nordstrom, Inc.                                       4,398                 269
Sears, Roebuck & Co.                                 22,299                 934
                                                                          3,841

Retail--Drug Stores (0.4%):
CVS Corp.                                             9,793                 600
Longs Drug Stores Corp.                               2,229                  56
Rite Aid Corp.                                        7,002                 416
Walgreen Co.                                         28,031                 788
                                                                          1,860

Retail--Specialty Stores (1.1%):
AutoZone, Inc. <F2>                                   8,599                 254
Charming Shoppes, Inc. <F2>                           6,021                  31
Circuit City Stores, Inc.                             5,604                 223
Gap, Inc.                                            15,267                 812
Home Depot, Inc.                                     41,569               2,314
Limited, Inc.                                        15,462                 364
Lowe's Cos., Inc.                                     9,893                 412
Pep Boys--Manny, Moe & Jack                           3,599                  91
TJX Cos., Inc.                                        9,296                 275
Toys "R" Us, Inc. <F2>                               16,245                 553
                                                                          5,329

Rubber & Rubber Products (0.1%):
Cooper Tire & Rubber Co.                              4,484                  95
Goodyear Tire & Rubber Co.                            8,882                 556
                                                                            651

Semiconductors (1.8%):
Applied Materials, Inc. <F2>                         20,758                 693
Intel Corp.                                          92,983               7,159
LSI Logic Corp. <F2>                                  8,083                 176
Micron Technology, Inc. <F2>                         11,997                 322
                                                                          8,350

Software & Computer
  Services (3.0%):
Adobe Systems, Inc.                                   4,150                 198
Autodesk, Inc.                                        2,731                 101
Ceridian Corp. <F2>                                   4,595                 179
Computer Associates
  International, Inc.                                20,723               1,545
HBO & Co                                             11,167                 486
Microsoft Corp. <F2>                                 68,234               8,871
Novell, Inc. <F2>                                    19,833                 167
Oracle Corp. <F2>                                    55,793               1,996
Parametric Technology Corp. <F2>                      7,254                 320
Shared Medical Systems Corp.                          1,423                  78
Siebel Systems Inc. <F2>                                 14                   1
                                                                         13,942
Steel (0.2%):
Allegheny Teledyne, Inc.                             10,019                 264
Armco, Inc. <F2>                                      6,097                  35
Bethlehem Steel Corp. <F2>                            6,413                  64
Nucor Corp.                                           5,004                 261
USX--U.S. Steel Group, Inc.                           4,882                 166
Worthington Industries, Inc.                          5,508                 114
                                                                            904

Tax Return Preparation (0.0%):
H&R Block, Inc.                                       5,927                 219
Telecommunications (1.5%):
Alltel Corp.                                         10,642                 376
Bell Atlantic Corp.                                  44,201               3,530
DSC Communications Corp.<F2>                          6,687                 163
Northern Telecom Ltd.                                14,928               1,339
Scientific-Atlanta, Inc.                              4,416                  82
Tellabs, Inc.<F2>                                    10,308                 557
U.S. West Communications Group                       27,294               1,087
                                                                          7,134

Telecommunications--
  Equipment (0.0%):
NextLevel Systems, Inc. <F2>                          8,388                 113

Telecommunications--
  Services & Equipment (0.0%):
Frontier Corp.                                        9,347                 202

Textile Manufacturing (0.0%):
Russell Corp.                                         2,077                  61
Springs Industries, Inc., Class A                     1,153                  53
                                                                            114

Tobacco & Tobacco Products (1.3%):
Fortune Brands, Inc.                                  9,757                 323
Philip Morris Cos., Inc.                            137,964               5,467
UST, Inc.                                            10,468                 313
                                                                          6,103

Tools & Hardware
  Manufacturing (0.1%):
Black & Decker Corp.                                  5,377                 205
Snap-On Tools, Inc.                                   3,483                 150
Stanley Works                                         5,069                 214
                                                                            569

Transportation Leasing
  & Trucking (0.1%):
Caliber System, Inc.                                  2,217                 116
Ryder Systems, Inc.                                   4,426                 154
                                                                            270

Transportation Services (0.1%):
Laidlaw, Inc.                                        18,714                 264

Utilities--Electric (2.1%):
American Electric Power Co.                          10,773                 509
Carolina Power & Light Co.                            8,619                 308
Central & South West Corp.                           12,086                 261
CINergy Corp.                                         8,979                 296
Consolidated Edison Co.
  of New York, Inc.                                  13,384                 458
Detroit Edison Co.                                    8,263                 254
Dominion Resources, Inc.                             10,579                 393
Duke Power Co.                                       20,490                 990
Edison International                                 22,604                 579
Entergy Corp                                         13,738                 336
FPL Group, Inc.                                      10,369                 536
Houston Industries, Inc.                             16,244                 353
Niagara Mohawk Power Corp. <F2>                       8,224                  80
Northern States Power Co. Minnesota                   4,202                 212
Ohio Edison Co.                                       8,688                 215
PacifiCorp                                           16,865                 366
Peco Energy Co.                                      12,672                 287
PG&E Corp.                                           24,965                 638
PP&L Resources, Inc                                .  9,387                 203
Public Service Enterprise Group                      13,209                 343
Raychem Corp.                                         2,485                 225
Southern Co.                                         38,975                 894
Texas Utilities Co.                                  13,694                 491
Unicom Corp.                                         12,317                 345
Union Electric Co.                                    5,816                 219
                                                                          9,791

Utilities--Electric & Gas (0.1%):
Baltimore Gas & Electric Co.                          8,409                 231
GPU, Inc.                                             6,876                 249
                                                                            480

Utilities--Natural Gas (0.3%):
Consolidated Natural Gas Co.                          5,432                 294
Eastern Enterprises                                   1,164                  46
Enron Corp.                                          17,423                 661
NICOR, Inc.                                           2,767                 107
Pacific Enterprises                                   4,744                 155
Peoples Energy Corp.                                  2,001                  72
                                                                          1,335

Utilities--Telecommunications (5.0%):
AirTouch Communications, Inc. <F2>                   28,683               1,108
Ameritech Corp.                                      31,313               2,035
AT&T Corp.                                           92,496               4,527
BellSouth Corp.                                      56,451               2,671
GTE Corp.                                            54,446               2,311
Lucent Technologies, Inc.                            36,540               3,012
MCI Telecommunications Corp.                         39,394               1,398
SBC Communications, Inc.                             52,041               3,311
Sprint Corp.                                         24,510               1,275
WorldCom, Inc. <F2>                                  51,362               1,727
                                                                         23,375

Total Common Stocks (Cost $287,651)                                     404,137

U.S. Treasury Bills (0.5%)

4.92%, 12/18/97 <F3>                                  2,340               2,325
4.95%, 12/26/97 <F3>                                    215                 213

Total U.S. Treasury Bills (Cost $2,538)                                   2,538

Total Investments (Cost $346,871) <F1>--99.7%                           463,357

Assets in excess of other liabilities--0.3%                               1,658

TOTAL NET ASSETS--100.0%                                               $465,015


<F1>  Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $781. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows
      (amounts in thousands):

      Unrealized appreciation                                                $122,809
      Unrealized depreciation                                                  (7,104)
      Net unrealized appreciation                                            $115,705

<F2>  Non-income producing securities.

<F3>  Serves as collateral for futures contracts.






                                                     Number
                                                         of              Market
Security Description                              Contracts               Value


Futures Contracts (12.9%)

S & P 500 Index,
face amount $60,872,
expiring December 18, 1997                              260             $60,060

Total Futures Contracts (Cost $60,872)                                  $60,060





See notes to financial statements.



The Victory Portfolios                                    Schedule of Investments
Diversified Stock Fund                                           October 31, 1997
(Amounts in Thousands, Except Shares)

                                                    Shares or
                                                    Principal             Market
Security Description                                Amount                Value

Commercial Paper (2.0%)

Financial Services (2.0%):
General Electric Capital Corp.,
  5.79%, 11/3/97                                     15,762               $ 15,762

Total Commercial Paper (Cost $15,762)                                       15,762

Common Stocks (98.6%)

Aerospace/Defense (3.4%):
AlliedSignal, Inc.                                  452,200                 16,279
B.F. Goodrich Inc.                                  167,500                  7,464
Boeing Co.                                           72,000                  3,447
                                                                            27,190

Aluminum (1.1%):
Aluminum Co. of America                             115,000                  8,395

Automobiles (1.5%):
General Motors Corp.                                180,000                 11,554

Banks (9.7%):
Banc One Corp.                                      215,000                 11,207
Chase Manhattan Corp.                                90,000                 10,384
First Union Corp.                                   260,000                 12,754
Mellon Bank Corp.                                   204,000                 10,519
NationsBank Corp.                                   185,000                 11,077
Norwest Corp.                                       320,200                 10,266
PNC Bank Corp.                                      235,000                 11,163
                                                                            77,370

Beverages (3.6%):
Anheuser-Busch Cos., Inc.                           350,000                 13,978
PepsiCo, Inc.                                       400,000                 14,725
                                                                            28,703

Brokerage Services (1.0%):
Bear Stearns Cos., Inc.                             192,428                  7,637

Chemicals--General (2.7%):
Air Products & Chemicals, Inc.                       80,000                  6,080
Nalco Chemical Co.                                  255,900                 10,236
RPM Inc.                                            277,750                  5,208
                                                                            21,524

Computers & Peripherals (9.4%):
Cabletron Systems, Inc.<F2>                         224,000                  6,496
Cisco Systems, Inc.<F2>                              25,000                  2,051
Compaq Computer Corp.<F2>                           150,000                  9,563
Computer Sciences Corp.<F2>                         130,000                  9,222
Dell Computer, Inc.<F2>                              96,000                  7,692
Hewlett-Packard Co.                                 110,000                  6,786
International Business
  Machines Corp.                                    275,000                 26,965
Seagate Technology, Inc.<F2>                        245,000                  6,646
                                                                            75,421

Conglomerates (4.6%):

Corning, Inc.                                       145,000                  6,543
General Electric Co.                                126,600                  8,174
Tenneco, Inc.                                        65,000                  2,921
Textron, Inc.                                        85,000                  4,914
Westinghouse Electric Corp.                         512,500                 13,549
                                                                            36,101

Containers--Metal, Glass,
  Paper, Plastic (2.2%):

Crown Cork & Seal, Inc.                             250,000                 11,266
Sonoco Products Co.                                 203,000                  6,534
                                                                            17,800

Electronic & Electrical--
  General (1.8%):

Andrew Corp.<F2>                                    260,000                  6,029
Motorola, Inc.                                       30,000                  1,853
Texas Instruments, Inc.                              60,000                  6,401
                                                                            14,283

Entertainment (0.9%):
Viacom, Inc., Class B<F2>                            96,700                  2,925
Walt Disney Co.                                      50,000                  4,113
                                                                             7,038

Financial Services (1.2%):
Franklin Resources, Inc.                             25,000                  2,247
Travelers Group, Inc.                               100,000                  7,000
                                                                             9,247

Food Processing &
  Packaging (1.5%):
Sara Lee Corp.                                      235,000                 12,014

Forest Products--
  Lumber & Paper (1.7%):
Bowater, Inc.                                        97,600                  4,081
International Paper Co.                             213,400                  9,603
                                                                            13,684

Health Care (0.7%):
Columbia/HCA Healthcare Corp.                       200,000                  5,650

Hotels & Motels (0.2%):
Mirage Resorts, Inc.<F2>                             50,000                  1,250

Household Goods--Appliances,
  Furnishings & Electronics (1.0%):
Whirlpool Corp.                                     130,600                  7,918

Insurance (2.9%):
American International Group, Inc.                  128,025                 13,066
General Re Corp.                                     49,500                  9,761
                                                                            22,827

Insurance--Multi-Line (1.4%):
Marsh & McLennan Cos., Inc.                         160,000                 11,360

Insurance--Property, Casualty,
  Health (1.8%):
Everest Reinsurance Holdings, Inc.                  228,500                  8,598
Travelers Property Casualty Corp.,
  Class A                                           147,000                  5,310
                                                                            13,908
Investment Company (0.5%):
TCI Ventures Group, Class A<F2>                     158,252                  3,650

Machine Tools (0.6%):
Kennametal, Inc.                                    100,000                  4,850

Manufacturing--
  Miscellaneous (1.1%):
Millipore Corp.                                     215,000                  8,412

Medical Supplies (0.8%):
Biomet, Inc.                                        247,600                  6,175

Newspapers (0.9%):
Dow Jones & Co., Inc.                               160,000                  7,440

Oil & Gas Exploration,
  Production & Services (4.0%):
Enron Corp.                                         380,700                 14,467
Unocal Corp.                                        420,000                 17,325
                                                                            31,792

Oil-Integrated Companies (3.6%):
Atlantic Richfield Co.                               30,800                  2,535
Exxon Corp.                                          76,000                  4,669
Phillips Petroleum Co.                              179,500                  8,683
Royal Dutch Petroleum Co.,
  New York Shares                                    40,000                  2,105
Texaco, Inc.                                        181,000                 10,306
                                                                            28,298

Oilfield Services &
  Equipment (4.1%):
Baker Hughes, Inc.                                  300,000                 13,781
Dresser Industries, Inc.                            225,600                  9,503
Schlumberger, Ltd.                                  105,000                  9,188
                                                                            32,472

Pharmaceuticals (6.2%):
Abbott Laboratories                                  65,000                  3,985
American Home Products Corp.                        185,000                 13,713
Merck & Co., Inc.                                    85,000                  7,586
Pfizer, Inc.                                        350,000                 24,762
                                                                            50,046

Pollution Control Services
  & Equipment (1.9%):
Browning-Ferris Industries, Inc.                    123,400                  4,011
Waste Management, Inc.                              475,000                 11,103
                                                                            15,114

Publishing (1.2%):
Time Warner, Inc.                                   170,000                  9,807

Radio & Television (0.8%):
Tele-Communications, Inc.,
  Class A<F2>                                       276,748                  6,348

Retail (2.1%):
Dayton Hudson Corp.                                  35,800                  2,249
Wal-Mart Stores, Inc.                               400,000                 14,050
                                                                            16,299

Retail--Department Stores (0.7%):
Nordstrom, Inc.                                      90,000                  5,513

Retail--Drug Stores (0.7%):
Walgreen Co.                                        185,000                  5,203

Retail--Specialty Stores (3.0%):
AutoZone, Inc.<F2>                                  315,000                  9,312
Lowe's Cos., Inc.                                   208,000                  8,658
OfficeMax, Inc.<F2>                                 450,000                  6,019
                                                                            23,989

Semiconductors (1.9%):
Intel Corp.                                          80,000                  6,160
LSI Logic Corp.<F2>                                 400,000                  8,725
                                                                            14,885

Software & Computer
  Services (1.8%):
America Online Inc<F2>                              125,000                  9,625
Computer Associates
  International, Inc.                                61,000                  4,548
                                                                            14,173

Tobacco & Tobacco
  Products (0.8%):
UST, Inc.                                           207,000                  6,197

Utilities--Electric (1.6%):
CINergy Corp.                                       121,700                  4,016
Houston Industries, Inc.                            100,000                  2,175
Southern Co.                                        204,300                  4,686
Texas Utilities Co.                                  58,500                  2,099
                                                                            12,976

Utilities--Telecommunications
  (6.0%):
Ameritech Corp.                                     208,600                 13,559
GTE Corp.                                           500,000                 21,219
MCI Telecommunications Corp.                        350,000                 12,425
                                                                            47,203

Total Common Stocks (Cost $630,222)                                        781,716

Total Investments (Cost $645,984)<F1>--100.6%                              797,478

Liabilities in excess of other assets (0.6)%                                (5,010)

TOTAL NET ASSETS--100.0%                                                  $792,468


<F1> Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $275. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation         $169,116
     Unrealized depreciation          (17,897)
     Net unrealized appreciation     $151,219

<F2> Non-income producing securities.

See notes to financial statements.

The Victory Portfolios                                    Schedule of Investments
Lakefront Fund                                                   October 31, 1997
(Amounts in Thousands, Except Shares)

                                                   Shares or
                                                   Principal              Market
Security Description                               Amount                 Value


Common Stocks (99.5%)

Aerospace/Defense (3.0%):
Boeing Co.                                           401                  $   19
United Technologies Corp.                            265                      19
                                                                              38

Aluminum (2.1%):
Reynolds Metal Co.                                   425                      26

Apparel-Footwear (1.4%):
Reebok International Ltd.<F2>                        449                      17

Automobiles (2.0%):
Ford Motor Co.                                       578                      25

Automotive Parts (5.1%):
Federal-Mogul Corp.                                  673                      28
Meritor Automotive, Inc.<F2>                         143                       3
TRW, Inc.                                            561                      33
                                                                              64

Banks (9.9%):
Bankers' Trust New York Corp.                        240                      28
Chase Manhattan Corp.                                335                      38
Citicorp                                             200                      25
Wells Fargo & Co.                                    113                      33
                                                                             124

Brokerage Services (7.0%):
Lehman Brothers Holdings, Inc.                     1,465                      69
Paine Webber Group Inc.                              425                      19
                                                                              88

Building Materials (1.8%):
Armstrong World Industries, Inc.                     340                      23

Chemicals-General (0.7%):
IMC Global, Inc.                                     280                       9

Computers & Peripherals (8.2%):
Diebold, Inc.                                        810                      36
Hewlett-Packard Co.                                  598                      36
International Business Machines Corp.                318                      31
                                                                             103

Conglomerates (1.4%):
General Electric Co.                                 271                      17

Consumer Products (1.8%):
Colgate-Palmolive Co.                                336                      22

Cosmetics & Related (2.4%):
Avon Products, Inc.                                  460                      30

Electronic & Electrical--
  General (7.1%):
Johnson Controls, Inc.                               247                      11
Rockwell International Corp.                         430                      21
Texas Instruments, Inc.                              330                      35
Varian Associates, Inc.                              372                      22
                                                                              89

Financial Services (8.2%):
American Express Co.                                 496                      39
Golden State Bancorp, Inc.<F2>                     1,000                      33
Travelers Group, Inc.                                445                      31
                                                                             103

Health Care (0.6%):
Columbia/HCA Healthcare Corp.                        239                       7

Heavy Machinery (5.1%)
Caterpillar Tractor, Inc.                            466                      24
Deere & Co.                                          757                      40
                                                                              64

Medical Supplies (1.6%):
C.R. Bard, Inc.                                      711                      20

Oil & Gas Exploration,
  Production & Services (2.2%):
Williams Cos., Inc.                                  530                      27

Oil-Integrated Companies (3.9%):
Mobil Corp.                                          348                      26
Texaco, Inc.                                         408                      23
                                                                              49

Pharmaceuticals (7.0%):
Amgen, Inc.<F2>                                      530                      26
Bristol-Myers Squibb Co.                             312                      27
Schering-Plough Corp.                                616                      35
                                                                              88

Retail (2.9%):
K-Mart Corp.<F2>                                   2,805                      37

Retail-Specialty Stores (2.5%):
Gap, Inc.                                            575                      31

Rubber & Rubber Products (1.6%):
M.A. Hanna Co.                                       793                      20

Semiconductors (3.1%):
Intel Corp.                                          512                      39

Software & Computer Services (2.9%):
Computer Associates International, Inc.              495                      37

Steel (1.4%):
LTV Corp.                                          1,470                      18

Tobacco & Tobacco Products (2.6%):
Philip Morris Cos., Inc.                             833                      33

Total Common Stocks (Cost $1,106)                                          1,248

Investment Companies (0.3%)

Aim Treasury Portfolio                             3,655                       4

Total Investment Companies (Cost $4)                                           4

Total Investments (Cost $1,110)<F1>--99.8%                                 1,252

Other assets in excess of liabilities 0.2%                                     3

TOTAL NET ASSETS--100.0%                                                  $1,255


<F1> Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation         $167
     Unrealized depreciation          (25)
     Net unrealized appreciation     $142

<F2> Non-income producing securities.

See notes to financial statements.

The Victory Portfolios                                    Schedule of Investments
Real Estate Investment Fund                                      October 31, 1997
(Amounts in Thousands, Except Shares)

                                                     Shares or
                                                     Principal              Market
Security Description                                 Amount                 Value

Commercial Paper (8.1%)

Financial Services (8.1%):
General Electric Capital Corp.,
  5.79%, 11/3/97                                       354                  $  354

Total Commercial Paper                                                         354

Common Stocks (85.8%)

Commercial Services (2.6%):
Insignia Financial Group, Inc.
  Class A<F2>                                        5,000                     108
Crescent Operating, Inc.<F2>                           200                       5
                                                                               113

Leisure Recreation,
  Gaming (1.7%):
Hollywood Park, Inc.<F2>                             4,000                      75
Real Estate (81.5%):
Diversified (9.6%):
Cousins Properties, Inc.                             2,400                      75
Glenborough Realty Trust, Inc.                       3,000                      77
Security Capital U.S. Realty<F2>                     7,000                      99
Vornado Realty Trust                                 3,800                     170
                                                                               421

Health Care (4.8%):
Alexandria Real Estate Equities, Inc.                5,000                     137
OMEGA Healthcare Investors, Inc.                     2,000                      72
                                                                               209

Hotels & Motels (8.2%):
Host Marriott Corp.<F2>                              2,800                      59
La Quinta Inns, Inc.                                 2,000                      36
Patriot American Hospitality, Inc.                   3,499                     115
Starwood Lodging Trust                               2,500                     150
                                                                               360

Industrial (1.0%):
Bedford Property Investors, Inc.                     2,000                      41

Office (30.5%):
Boston Properties, Inc.                              4,000                     128
Brandywine Realty Trust                              5,000                     117
Cali Realty Corp.                                    4,500                     182
Cornerstone Properties, Inc.                         3,000                      55
Crescent Real Estate Equities Co.                    2,000                      72
Equity Office Properties Trust                       6,000                     183
Green, (S.L.) Realty Corp.<F2>                       2,000                      50
Highwoods Properties, Inc.                           2,000                      69
Koger Equity, Inc.                                   6,000                     130
Reckson Associates Realty Corp.                      3,000                      79
Spieker Properties, Inc.                             3,000                     117
Tower Realty Corp.<F2>                               6,000                     152
                                                                              1334

Residential (19.3%):
Ambassador Apartments, Inc.                          4,250                      91
Apartment Investment &
  Management Co. Class A                             3,000                     106
Avalon Properties, Inc.                              5,000                     147
Bay Apartment Communities, Inc.                      2,500                      98
Equity Residential Properties Trust                  2,700                     136
Gables Residential Trust                             1,500                      40
Irvine Apartment Communities,
  Inc.<FN2>                                          1,380                      42
Security Capital Pacific Trust                       4,000                      90
Smith, (Charles E.) Residential
  Realty, Inc.                                       1,000                      34
Summit Properties, Inc.                              3,000                      62
                                                                               846

Retail (8.1%):
Excel Realty Trust, Inc.                             4,000                     120
Developers Diversified Realty Corp. 1,000 40
Simon DeBartolo Group, Inc.                          2,000                      62
Urban Shopping Centers, Inc.                         2,000                      65
Westfield America, Inc.                              4,000                      68
                                                                               355

Total Real Estate                                                            3,566
Total Common Stocks                                                          3,754

Preferred Stock (1.3%)

Real Estate (1.3%):
Industrial (1.3%):
Security Capital Industrial
  Trust, Convertible,
  Callable 2/21/01 @ 25<F2>                          1,900                      60
Total Preferred Stock                                                           60
Total Investments (Cost $3,674) <F1> (95.2%)                                 4,168
Other Assets in excess of Liabilities (4.8%)                                   208
TOTAL NET ASSETS--100.0%                                                     $4,376

<F1>  Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:
      Unrealized appreciation                                                  $526
      Unrealized depreciation                                                   (32)
      Net unrealized appreciation                                              $494
<F2>  Represents non-income producing securities.

See notes to financial statements.

The Victory Portfolios                                    Schedule of Investments
Value Fund                                                       October 31, 1997
(Amounts in Thousands, Except Shares)

                                                    Shares or
                                                    Principal             Market
Security Description                                Amount                Value



Commercial Paper (2.7%)

Financial Services (2.7%):
General Electric Capital Corp.,
  5.79%, 11/3/97                                     12,935               $ 12,935

Total Commercial Paper (Cost $12,935)                                       12,935

Common Stocks (97.3%)

Aerospace--Defense (3.4%):
AlliedSignal, Inc.                                  108,000                  3,888
Boeing Co.                                          139,000                  6,655
Raytheon Co.                                        104,000                  5,642
                                                                            16,185

Agriculture (0.9%):
Pioneer Hi-Bred International, Inc.                  45,000                  4,123

Aluminum (0.7%):
Aluminum Co. of America                              43,000                  3,139

Automobiles (2.4%):
Chrysler Corp.                                      144,000                  5,076
General Motors Corp.                                 99,000                  6,355
                                                                            11,431

Banks (7.7%):
BankAmerica Corp.                                   180,000                 12,869
Chase Manhattan Corp.                                74,000                  8,538
First Union Corp.                                   178,000                  8,733
Mellon Bank Corp.                                   118,900                  6,131
                                                                            36,271

Beverages (2.1%):
Anheuser-Busch Cos., Inc.                           137,900                  5,508
PepsiCo, Inc.                                       126,000                  4,638
                                                                            10,146

Chemicals--General (1.7%):
Air Products & Chemicals, Inc.                       48,500                  3,686
Dow Chemical Co.                                     26,000                  2,360
RPM Inc.                                            100,000                  1,875
                                                                             7,921

Chemicals--Specialty (0.6%):
Millipore Corp.                                      78,000                  3,052

Commercial Services (0.7%):
Automatic Data Processing, Inc.                      64,000                  3,272

Computers & Peripherals (4.7%):
Bay Networks, Inc.<F2>                              100,000                  3,163
Cisco Systems, Inc.<F2>                              50,000                  4,102
Hewlett-Packard Co.                                  70,000                  4,318
International Business
  Machines Corp.                                    108,000                 10,589
                                                                            22,172

Conglomerates (1.2%):
Textron, Inc.                                        94,000                  5,434

Consumer Products (1.1%):
Colgate-Palmolive Co.                                38,350                  2,483
Newell Co.                                           76,000                  2,917
                                                                             5,400

Containers (0.5%):
Sonoco Products Co.                                  67,100                  2,160

Cosmetics & Related (0.9%):
Avon Products, Inc.                                  66,000                  4,323

Electrical Equipment (3.2%):
Emerson Electric Co.                                101,400                  5,317
General Electric Co.                                152,000                  9,814
                                                                            15,131

Entertainment (0.8%):
Viacom, Inc., Class B<F2>                           119,000                  3,600

Financial Services (3.4%):
American Express Co.                                 37,100                  2,894
American General Corp.                               95,000                  4,845
Federal National Mortgage Assoc.                    124,000                  6,006
Household International, Inc.                        20,000                  2,265
                                                                            16,010

Food Distributors (0.3%):
SUPERVALU, Inc.                                      39,600                  1,450

Food Processing &
  Packaging (2.8%):
ConAgra, Inc.                                       158,000                  4,760
Sara Lee Corp.                                      170,000                  8,691
                                                                            13,451

Forest Products--
  Lumber & Paper (1.2%):
Bowater, Inc.                                        55,000                  2,300
Mead Corp.                                           54,000                  3,267
                                                                             5,567

Health Care (0.8%):
Columbia/HCA Healthcare Co                          134,000                  3,786

Insurance--Multi-Line (4.3%):
Aetna, Inc.                                          45,000                  3,198
Allstate Corp.                                      146,000                 12,109
General Re Corp.                                     26,000                  5,127
                                                                            20,434

Insurance--Property, Casualty,
  Health (0.8%):
Everest Reinsurance Holdings, Inc.                  103,000                  3,875

Manufacturing--
  Capital Goods (0.9%):
Cooper Industries, Inc.                              85,000                  4,431

Medical Supplies (1.7%):
Biomet, Inc.                                        150,000                  3,741
Medtronic, Inc.                                     102,000                  4,437
                                                                             8,178

Mining (0.5%):
Cyprus Amax Minerals Co.                            105,000                  2,198

Newspapers (0.7%):
Dow Jones & Co., Inc.                                70,000                  3,255

Oil-Integrated Companies (11.3%):
Atlantic Richfield Co.                               54,000                  4,445
Chevron Corp.                                       172,800                 14,332
Mobil Corp.                                         198,000                 14,414
Phillips Petroleum Co.                              148,000                  7,160
Texaco, Inc.                                        216,000                 12,299
                                                                            52,650

Oilfield Services &
  Equipment (1.2%):
Baker Hughes, Inc.                                   75,000                  3,446
Schlumberger, Ltd.                                   27,500                  2,406
                                                                             5,852

Paint, Varnishes, Enamels (0.5%):
Sherwin-Williams Co.                                 88,800                  2,464

Pharmaceuticals (7.2%):
Abbott Laboratories                                  74,000                  4,537
American Home Products Corp.                         70,000                  5,189
Merck & Co., Inc.                                    46,800                  4,177
Pfizer, Inc.                                        181,000                 12,804
Pharmacia & Upjohn, Inc.                             94,000                  2,985
Schering-Plough Corp.                                79,000                  4,429
                                                                            34,121

Pollution Control Services
  & Equipment (0.4%):
Waste Management, Inc.                               84,000                  1,964

Radio & Television (0.6%):
Cox Communications, Inc.,
  Class A<F2>                                        90,000                  2,768

Railroads (0.6%):
Union Pacific Corp.                                  43,900                  2,689

Retail (1.7%):
Dayton Hudson Corp.                                 110,000                  6,909
Wal-Mart Stores, Inc.                                25,100                    882
                                                                             7,791

Retail--Department Stores (2.0%):
J.C. Penney Co., Inc.                                26,000                  1,526
May Department Stores Co.                           107,800                  5,807
Sears, Roebuck & Co.                                 52,650                  2,205
                                                                             9,538

Retail--Drug Stores (0.7%):
Walgreen Co.                                        124,000                  3,488

Retail--Specialty Stores (1.3%):
AutoZone, Inc.<F2>                                  107,000                  3,163
Lowe's Cos., Inc.                                    73,000                  3,039
                                                                             6,202

Semiconductors (2.0%):
Intel Corp.                                          82,600                  6,361
LSI Logic Corp.<F2>                                 137,600                  3,001
                                                                             9,362

Software & Computer
  Services (1.7%):
Microsoft Corp.<F2>                                  33,500                  4,355
Oracle Corp.<F2>                                    105,000                  3,757
                                                                             8,112

Steel (0.6%):
USX-U.S. Steel Group, Inc.                           87,000                  2,958

Tax Return Preparation (0.5%):
H&R Block, Inc.                                      62,700                  2,320

Transportation Leasing
  & Trucking (0.6%):
USFreightways Corp.                                  89,801                  2,907

Utilities--Electric (4.3%):
CINergy Corp.                                        73,000                  2,409
Consolidated Edison Co.
  of New York, Inc.                                  88,001                  3,014
DQE, Inc.                                            30,000                    928
Houston Industries, Inc.                            226,300                  4,922
PacifiCorp                                          137,800                  2,989
Texas Utilities Co.                                 174,000                  6,242
                                                                            20,504

Utilities--Natural Gas (2.2%):
Consolidated Natural Gas Co.                         88,000                  4,757
Enron Corp.                                         114,000                  4,332
Peoples Energy Corp.                                 37,000                  1,323
                                                                            10,412

Utilities--Telecommunications
  (7.9%):
Ameritech Corp.                                      97,900                  6,364
AT&T Corp.                                          105,000                  5,138
GTE Corp.                                           180,000                  7,639
Lucent Technologies, Inc.                            38,300                  3,157
MCI Telecommunications Corp.                        255,400                  9,065
WorldCom, Inc.<F2>                                  156,000                  5,246
                                                                            36,609

Total Common Stocks (Cost $309,118)                                        459,106

Total Investments (Cost $322,051)<F1>--100.0%                              472,041

Other assets in excess of liabilities 0.0%                                       6

TOTAL NET ASSETS--100.0%                                                  $472,047


<F1> Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $126. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows
     (amounts in thousands):

     Unrealized appreciation         $156,527
     Unrealized depreciation           (6,663)
     Net unrealized appreciation     $149,864

<F2> Non-income producing securities.

See notes to financial statements.

The Victory Portfolios                                    Schedule of Investments
Growth Fund                                                      October 31, 1997
(Amounts in Thousands, Except Shares)

                                                    Shares or
                                                    Principal             Market
Security Description                                Amount                Value

Commercial Paper (1.3%)

Financial Services (1.3%):
General Electric Capital Corp.,
  5.79%, 11/3/97                                     2,481                $  2,481

Total Commercial Paper (Cost $2,481)                                         2,481

Common Stocks (98.3%)

Aerospace-Defense (2.3%):
AlliedSignal, Inc.                                  70,000                   2,520
Boeing Co.                                          35,000                   1,676
                                                                             4,196

Airlines (0.8%):
Southwest Airlines Co.                              47,500                   1,550

Banks (5.2%):
BankAmerica Corp.                                   70,000                   5,005
First Union Corp.                                   35,000                   1,717
Norwest Corp.                                       90,000                   2,886
                                                                             9,608

Beverages (4.5%):
Anheuser-Busch Cos., Inc.                           65,000                   2,596
Coca-Cola Co.                                       60,000                   3,390
PepsiCo, Inc.                                       65,000                   2,393
                                                                             8,379

Chemicals--General (1.9%):
Air Products & Chemicals, Inc.                      30,000                   2,280
RPM Inc.                                            65,000                   1,219
                                                                             3,499

Chemicals--Specialty (0.5%):
Millipore Corp.                                     25,000                     978

Commercial Services (1.4%):
Automatic Data Processing, Inc.                     50,000                   2,556

Computers & Peripherals (4.6%):
3Com Corp.<F2>                                      35,000                   1,450
Cisco Systems, Inc.<F2>                             42,500                   3,486
Compaq Computer Corp.<F2>                           20,000                   1,275
Hewlett-Packard Co.                                 20,000                   1,234
Sun Microsystems, Inc.<F2>                          30,000                   1,028
                                                                             8,473

Consumer Products (4.8%):
Colgate-Palmolive Co.                               45,000                   2,914
Newell Co.                                          50,000                   1,919
Procter & Gamble Co.                                60,000                   4,080
                                                                             8,913

Containers (0.8%):
Sonoco Products Co.                                 45,000                   1,448

Cosmetics & Related (1.7%):
Avon Products, Inc.                                 25,000                   1,637
Gillette Co.                                        17,500                   1,559
                                                                             3,196

Electrical Equipment (7.0%):
Emerson Electric Co.                                68,000                   3,566
General Electric Co.                               120,000                   7,747
W.W. Grainger, Inc.                                 20,000                   1,749
                                                                            13,062

Entertainment (1.3%):
Viacom, Inc., Class B<F2>                           45,000                   1,361
Walt Disney Co.                                     12,500                   1,028
                                                                             2,389

Financial Services (3.1%):
Federal National Mortgage Assoc.                    75,000                   3,633
First Data Corp.                                    35,000                   1,017
Franklin Resources, Inc.                            12,500                   1,123
                                                                             5,773

Food Processing &
  Packaging (4.4%):
ConAgra, Inc.                                       70,000                   2,109
CPC International, Inc.                             15,000                   1,485
General Mills, Inc.                                 30,000                   1,980
Sara Lee Corp.                                      50,000                   2,556
                                                                             8,130

Forest Products--
  Lumber & Paper (0.7%):
Mead Corp.                                          22,000                   1,331

Health Care (1.5%):
Columbia/HCA Healthcare Corp.                       50,000                   1,412
Health Management Assoc., Inc.,
  Class A<F2>                                       52,500                   1,280
                                                                             2,692

Insurance--Multi-Line (3.5%):
American International Group, Inc.                  45,000                   4,593
General Re Corp.                                    10,000                   1,972
                                                                             6,565

Insurance--Property, Casualty,
  Health (0.6%):
Everest Reinsurance Holdings, Inc.                  30,000                   1,129

Medical Supplies (1.8%):
Biomet, Inc.                                        50,000                   1,247
Medtronic, Inc.                                     50,000                   2,175
                                                                             3,422

Oil-Integrated Companies (5.3%):
Atlantic Richfield Co.                              20,000                   1,646
Chevron Corp.                                       40,000                   3,318
Mobil Corp.                                         52,500                   3,822
Phillips Petroleum Co.                              20,000                     968
                                                                             9,754

Oilfield Services &
  Equipment (1.3%):
Baker Hughes, Inc.                                  25,000                   1,148
Schlumberger, Ltd.                                  15,000                   1,313
                                                                             2,461

Pharmaceuticals (12.7%):
Abbott Laboratories                                 60,000                   3,679
American Home Products Corp.                        50,000                   3,706
Bristol-Myers Squibb Co.                             5,000                     439
Eli Lilly & Co.                                     15,000                   1,003
Johnson & Johnson                                   50,000                   2,869
Merck & Co., Inc.                                   26,500                   2,365
Pfizer, Inc.                                        95,000                   6,720
Schering-Plough Corp.                               50,000                   2,803
                                                                            23,584

Retail (2.3%):
Dayton Hudson Corp.                                 35,000                   2,198
Wal-Mart Stores, Inc.                               60,000                   2,108
                                                                             4,306

Retail--Drug Stores (1.3%):
Walgreen Co.                                        85,000                   2,391

Retail--Specialty Stores (4.3%):
AutoZone, Inc.<F2>                                  60,000                   1,774
Home Depot, Inc.                                    90,000                   5,006
OfficeMax, Inc.<F2>                                 90,000                   1,204
                                                                             7,984

Semiconductors (2.8%):
Intel Corp.                                         52,500                   4,042
LSI Logic Corp.<F2>                                 50,000                   1,091
                                                                             5,133

Software & Computer
  Services (4.9%):
Computer Associates
  International, Inc.                               22,500                   1,678
Microsoft Corp.<F2>                                 37,500                   4,875
Oracle Corp.<F2>                                    71,250                   2,549
                                                                             9,102

Tobacco & Tobacco
  Products (1.4%):
Philip Morris Cos., Inc.                            65,000                   2,576

Transportation Leasing
  & Trucking (0.6%):
USFreightways Corp.                                 32,500                   1,052

Utilities--Natural Gas (1.1%):
Enron Corp.                                         55,000                   2,090

Utilities--Telecommunications
  (7.9%):
AirTouch Communications, Inc.<F2>                   50,000                   1,931
Ameritech Corp.                                     25,000                   1,625
GTE Corp.                                           30,000                   1,273
Lucent Technologies, Inc.                           22,500                   1,855
MCI Telecommunications Corp.                        90,000                   3,195
SBC Communications, Inc.                            50,000                   3,181
WorldCom, Inc.<F2>                                  45,000                   1,513
                                                                            14,573

Total Common Stocks (Cost $115,083)                                        182,295

Total Investments (Cost $117,564) (a)--99.6%                               184,776

Other assets in excess of liabilities 0.4%                                     757

TOTAL NET ASSETS--100.0%                                                  $185,533


<F1> Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation         $69,438
     Unrealized depreciation          (2,226)
     Net unrealized appreciation     $67,212

<F2> Non-income producing securities.

See notes to financial statements.

The Victory Portfolios                                    Schedule of Investments
Special Value Fund                                               October 31, 1997
(Amounts in Thousands, Except Shares)

                                                    Shares or
                                                    Principal             Market
Security Description                                Amount                Value

Commercial Paper (4.4%)

Financial Services (4.4%):
General Electric Capital Corp.,
  5.79%, 11/3/97                                     18,638               $ 18,638

Total Commercial Paper (Cost $18,638)                18,638

Common Stocks (95.4%)

Aerospace/Defense (4.3%):
B.F. Goodrich Inc.                                  137,200                  6,114
GenCorp, Inc.                                       224,399                  5,484
Gulfstream Aerospace Corp.<F2>                       91,800                  2,662
Thiokol Corp.                                        40,900                  3,745
                                                                            18,005

Apparel--Footwear (1.4%):
Nine West Group, Inc.<F2>                           169,000                  5,968

Automotive Parts (2.2%):
Echlin, Inc.                                        140,500                  4,602
Genuine Parts Co.                                    64,900                  2,032
ITT Industries, Inc.                                 85,200                  2,689
                                                                             9,323

Banks (6.9%):
First of America Bank Corp.                         131,800                  7,347
First Security Corp.                                204,700                  5,936
First Tennessee National Corp.                       70,400                  4,057
Northern Trust Corp.                                 92,300                  5,400
Summit Bancorp                                      137,100                  5,852
                                                                            28,592

Beverages (0.4%):
Coca-Cola Enterprises, Inc.                          67,200                  1,890

Brokerage Services (2.2%):
Bear Stearns Cos., Inc.                             141,190                  5,603
Donaldson, Lufkin & Jenrette, Inc.                   54,100                  3,801
                                                                             9,404

Chemicals--General (2.3%):
Nalco Chemical Co.                                  136,000                  5,439
RPM Inc.                                            145,200                  2,723
WD-40 Co.                                            50,500                  1,452
                                                                             9,614

Commercial Services (1.3%):
Pittston Brink's Group                              156,500                  5,654

Computers & Peripherals (0.7%):
Quantum Corp.<F2>                                    93,600                  2,960

Conglomerates (2.2%):
Mark IV Industries, Inc.                            182,550                  4,427
Whitman Corp.                                       191,700                  5,032
                                                                             9,459

Consumer Products (0.6%):
Newell Co.                                           70,200                  2,694

Containers--Metal, Glass,
  Paper, Plastic (3.6%):
Crown Cork & Seal, Inc.                             110,800                  4,993
Owens-Illinois, Inc.<F2>                            179,800                  6,203
Sonoco Products Co.                                 125,400                  4,036
                                                                            15,232

Electronic & Electrical--
  General (2.9%):
Arrow Electronics, Inc.<F2>                          98,000                  2,781
Harris Corp.                                         95,400                  4,162
Vishay Intertechnology, Inc.<F2>                    216,507                  5,182
                                                                            12,125

Entertainment (1.0%):
Brunswick Corp.                                     119,700                  4,040

Food Distributors, Supermarkets
  & Wholesalers (0.8%):
Hannaford Brothers Co.                               94,100                  3,558

Food Processing &
  Packaging (1.6%):
Dole Food Co.                                        85,800                  3,802
McCormick & Co., Inc.
  (non-voting shares)                               125,400                  3,135
                                                                             6,937

Forest Products--
  Lumber & Paper (1.2%):
Bowater, Inc.                                       117,600                  4,917

Heavy Machinery (0.6%):
Harnischfeger Industries, Inc.                       61,000                  2,402

Hospital & Nursing Equipment
  & Supplies (0.7%):
Hillenbrand Industries, Inc.                         71,600                  3,061

Household Goods--Appliances,
  Furnishings & Electronics (2.0%):
Sunbeam Corp., Inc.                                  71,700                  3,249
Whirlpool Corp.                                      84,400                  5,117
                                                                             8,366

Insurance (3.9%):
American Financial Group, Inc.                      103,500                  3,939
Amerin Corp.<F2>                                     93,000                  2,127
Hartford Life, Inc. Class A                          26,800                    990
Horace Mann Educators Corp.                          72,500                  4,079
The PMI Group, Inc.                                  56,800                  3,433
Transatlantic Holdings, Inc.                         29,550                  2,044
                                                                            16,612

Insurance--Property, Casualty,
  Health (1.7%):
Everest Reinsurance Holdings, Inc.                  192,100                  7,228

Leisure--Recreation,
  Gaming (1.8%):
International Game Technology                       294,200                  7,520

Machine Tools (1.4%):
Kennametal, Inc.                                    121,300                  5,883

Manufacturing--
  Miscellaneous (2.0%):
Briggs & Stratton Corp.                              45,200                  2,249
Millipore Corp.                                      85,400                  3,341
Pentair, Inc.                                        68,824                  2,658
                                                                             8,248

Medical Services (3.5%):
Apria Healthcare Group, Inc.<F2>                    279,300                  4,242
Coventry Corp.<F2>                                  252,700                  3,522
Quorum Health Group, Inc.<F2>                       295,500                  7,166
                                                                            14,930

Medical Supplies (1.3%):
Biomet, Inc.                                        224,400                  5,596

Metals--Fabrication (1.0%):
Kaydon Corp.                                        138,400                  4,204

Metals--Nonferrous (0.9%):
Titanium Metals Corp.<F2>                           119,900                  3,747

Newspapers (1.1%):
Tribune Co.                                          87,400                  4,818

Oil & Gas Exploration,
  Production & Services (3.5%):
Anadarko Petroleum Corp.                             55,100                  4,036
Enserch Exploration, Inc.<F2>                       209,100                  1,882
Reading & Bates Corp.<F2>                           115,600                  4,899
Sante Fe International Corp.                         83,600                  4,112
                                                                            14,929

Oil Marketing & Refining (1.9%):
Ultramar Diamond Shamrock Corp.                     108,572                  3,352
Valero Energy Corp.                                 149,100                  4,492
                                                                             7,844

Oilfield Services &
  Equipment (1.3%):
Baker Hughes, Inc.                                  122,800                  5,641

Pharmaceuticals (1.6%):
Mylan Laboratories                                  307,500                  6,746

Pollution Control Services
  & Equipment (0.6%):
Browning-Ferris Industries, Inc.                     76,300                  2,480

Primary Metal & Mineral
  Production (1.6%):
Minerals Technologies, Inc.                          61,100                  2,528
UCAR International, Inc.<F2>                        114,900                  4,309
                                                                             6,837

Railroads (1.1%):
Canadian National Railway Co.                        89,700                  4,838

Real Estate Investment
  Trusts (5.7%):
Cali Realty Corp.                                   169,800                  6,876
Equity Residential Properties Trust                  97,000                  4,899
Kilroy Realty Corp.                                 148,600                  3,938
Meditrust Corp.                                     131,100                  5,605
Merry Land & Investment Co., Inc.                   128,800                  2,809
                                                                            24,127

Retail--Specialty Stores (5.8%):
AutoZone, Inc.<F2>                                  118,600                  3,506
General Nutrition Cos., Inc.<F2>                    211,000                  6,648
Heilig-Myers Co.                                    218,952                  2,928
Limited, Inc.                                       133,500                  3,146
OfficeMax, Inc.<F2>                                 457,900                  6,124
Talbots, Inc.                                        76,144                  1,827
                                                                            24,179
Semiconductors (1.2%):
LSI Logic Corp.<F2>                                 222,500                  4,853

Steel (0.7%):
Worthington Industries, Inc.                        152,370                  3,152

Tax Return Preparation (0.7%):
H&R Block, Inc.                                      76,100                  2,816

Textile Manufacturing (1.8%):
Warnaco Group, Inc., Class A                        268,000                  7,571

Tobacco & Tobacco
  Products (1.1%):
UST, Inc.                                           153,200                  4,586

Transportation Leasing
  & Trucking (1.8%):
GATX Corp.                                          116,000                  7,489

Transportation Services (0.7%):
Laidlaw, Inc.                                       222,850                  3,148

Utilities--Electric (6.2%):
CINergy Corp.                                       162,300                  5,356
DPL, Inc.                                            76,210                  1,891
DQE, Inc.                                            85,300                  2,639
Florida Progress Corp.                               76,600                  2,494
New Century Energies, Inc.                          161,300                  6,734
PP&L Resources, Inc.                                 98,900                  2,139
SCANA Corp.                                         180,400                  4,555
                                                                            25,808

Utilities--Natural Gas (0.6%):
KeySpan Energy Corp.                                 39,400                  1,224
Washington Gas Light Co.                             44,200                  1,135
                                                                             2,359

Total Common Stocks (Cost $312,096)                                        402,390

Total Investments (Cost $330,734)<F1>--99.8%                               421,028

Other assets in excess of liabilities 0.2%                                     652

TOTAL NET ASSETS--100.0%                                                  $421,680


<F1> Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $39. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation         $98,954
     Unrealized depreciation          (8,699)
     Net unrealized appreciation     $90,255

<F2> Non-income producing securities.

See notes to financial statements.

The Victory Portfolios                                    Schedule of Investments
Special Growth Fund                                              October 31, 1997
(Amounts in Thousands, Except Shares)

                                                   Shares or
                                                   Principal              Market
Security Description                               Amount                 Value


Commercial Paper (7.5%)

Financial Services (7.5%):
General Electric Capital Corp.,
  5.79%, 11/3/97                                     7,821                $  7,821

Total Commercial Paper (Cost $7,821)                                         7,821

Common Stocks (91.2%)

Airlines (0.9%):
Trans World Airlines, Inc.<F2>                     120,000                     893

Apparel (1.0%):
Ashworth, Inc.<F2>                                 100,000                     994

Apparel--Footwear (0.7%):
Steven Madden Ltd.<F2>                             100,000                     700

Banks (1.1%):
U.S. Trust Corp.                                    20,000                   1,170

Broadcasting & Publishing (1.0%):
Westwood One, Inc.<F2>                              35,000                   1,074

Brokerage Services (1.7%):
Donaldson, Lufkin & Jenrette, Inc.                  25,000                   1,756

Chemicals--General (1.0%):
Brunswick Technologies, Inc.<F2>                    54,000                     999

Commercial Services (3.5%):
Cornell Corrections Inc.<F2>                        60,000                   1,080
Hooper Holmes, Inc.                                100,000                   1,474
Substance Abuse Technologies<F2>                   250,000                      63
Venture Seismic<F2>                                120,000                   1,058
                                                                             3,675

Computers & Peripherals (4.8%):
Creative Technology Ltd.<F2>                        60,000                   1,526
Eltron International, Inc.<F2>                      40,000                   1,165
Standard Microsystems Corp.<F2>                     80,200                     927
UniComp, Inc.<F2>                                  140,000                   1,374
                                                                             4,992

Construction (0.5%):
Schuff Steel Co.<F2>                                50,000                     550

Containers (1.1%):
Mercury Interactive Corp.<F2>                       50,000                   1,125

Cosmetics & Related (1.0%):
French Fragrances, Inc.<F2>                        100,000                   1,069

Electrical Equipment (1.9%):
Printrak International, Inc.<F2>                    68,200                     691
Semitool Inc.<F2>                                   75,000                   1,293
                                                                             1,984

Electronic & Electrical--
  General (3.2%):
Sipex Corp.<F2>                                     60,000                   1,972
Uniphase Corp.<F2>                                  20,000                   1,343
                                                                             3,315

Entertainment (1.1%):
Speedfam International Inc.<F2>                     30,000                   1,114

Financial Services (1.1%):
Hambrecht & Quist Group<F2>                         35,000                    1,103

Leisure--Recreation,
  Gaming (2.9%):
  Anchor Gaming<F2>                                 20,000                   1,570
The North Face, Inc.<F2>                            60,000                   1,418
                                                                             2,988

Machinery & Engineering (0.5%):
Middleby Corp.<F2>                                  50,000                     506

Manufacturing--
  Miscellaneous (0.8%):
Flanders Corp.<F2>                                 100,000                     800

Medical Labs & Testing
  Services (1.3%):
Matritech Inc<F2>                                  120,300                     812
Renex Corporation,<F2>                              70,000                     543
                                                                             1,355

Medical Supplies (4.0%):
Bionx Implants, Inc.<F2>                            40,000                     835
Martek Biosciences Corp.<F2>                       100,000                   1,113
Spine-Tech, Inc.<F2>                                25,000                     778
Wesley Jessen VisionCare, Inc.<F2>                  50,000                   1,462
                                                                             4,188

Metals--Nonferrous (0.9%):
International Precious Metals
  Corp.<F2>                                        200,000                     938

Oil & Gas Exploration,
  Production & Services (6.9%):
Bellwether Exploration<F2>                          80,000                   1,000
Continental Natural Gas, Inc.<F2>                   80,000                     930
Magnum Hunter Resources Inc<F2>                     80,000                     565
Marine Drilling Cos., Inc.<F2>                      50,000                   1,481
Noble Drilling Corp.<F2>                            50,000                   1,779
Swift Energy Co.<F2>                                60,000                   1,556
                                                                             7,311

Oilfield Services &
  Equipment (11.5%):
Energy Ventures, Inc.<F2>                           10,000                     642
Global Industries Ltd.<F2>                          70,000                   1,409
Grey Wolf, Inc.<F2>                                200,000                   1,650
Midcoast Energy Resources, Inc.                     56,600                   1,362
Patterson Energy, Inc.<F2>                          40,000                   2,239
Pool Energy Services Co.<F2>                        50,000                   1,697
Pride International, Inc.<F2>                       40,000                   1,320
Varco International, Inc.<F2>                       30,000                   1,828
                                                                            12,147

Pharmaceuticals (3.0%):
Collagenex Pharmaceuticals, Inc.<F2>                50,000                     600
DUSA Pharmaceuticals, Inc.<F2>                     100,000                   1,213
Vivus, Inc.<F2>                                     50,000                   1,318
                                                                             3,131

Radio & Television (2.6%):
Echostar Communications<F2>                         75,000                   1,425
Jacor Communications, Inc.<F2>                      30,000                   1,256
                                                                             2,681

Retail--Specialty Stores (1.1%):
Claire's Stores, Inc.                               50,000                   1,106

Software & Computer
  Services (15.8%):
Accelr8 Technology Corp.<F2>                        75,000                   1,491
Ciber, Inc.<F2>                                     30,000                   1,328
Hyperion Software Corp.<F2>                         50,000                   1,903
Intelligent Electronics, Inc.<F2>                  250,000                   1,328
Intuit, Inc.<F2>                                    40,000                   1,305
ISG International Software
  Group Ltd.<F2>                                   100,000                   1,250
Lycos, Inc.<F2>                                     40,000                   1,045
ONTRACK Data International, Inc.<F2>                50,000                   1,019
Platinum Technology Inc<F2>                         50,000                   1,213
SEEC, Inc.<F2>                                      70,000                   1,636
Summit Design, Inc.<F2>                             60,000                     870
Versant Object Technology Corp.<F2>                 70,000                   1,173
Visio Corp.<F2>                                     30,000                   1,116
                                                                            16,677
Steel (1.3%):
NS Group, Inc.<F2>                                  49,500                   1,324

Telecommunications (6.0%):
American Communications
  Services, Inc.<F2>                               120,000                $  1,350
Digital Microwave Corp.<F2>                         30,000                   1,080
Mobile Telecommunication
  Technologies Corp.<F2>                            75,000                   1,247
Paging Network, Inc.<F2>                           100,000                   1,238
Tekelec<F2>                                         35,000                   1,465
                                                                             6,380

Telecommunications--Services
  & Equipment (1.3%):
Star Telecommunications Inc.<F2>                    60,000                   1,388

Tobacco & Tobacco
  Products (2.9%):
800-JR CIGAR, Inc.<F2>                              40,000                   1,250
General Cigar Holdings, Inc.<F2>                    60,000                   1,736
                                                                             2,986

Transportation Leasing
  & Trucking (1.3%):
Budget Group Inc., Class A,<F2>                     40,000                   1,400

Utilities--Telecommunications
  (1.5%):
Pacific Gateway Exchange, Inc.<F2>                  40,000                   1,530

Total Common Stocks (Cost $78,574)                                          95,349

Rights & Warrants (0.0%)

Morrison Knudsen Corp.,
  Expire 3/11/03<F2>                                   158                       1

Total Rights & Warrants (Cost $0)                                                1

Total Investments (Cost $86,395)<F1>--98.7%                                103,171

Other assets in excess of liabilities 1.3%                                   1,394

TOTAL NET ASSETS--100.0%                                                  $104,565


<F1> Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $111. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows
     (amounts in thousands):
     Unrealized appreciation         $22,981
     Unrealized depreciation          (6,316)
     Net unrealized appreciation     $16,665

<F2> Non-income producing securities.

See notes to financial statements.

The Victory Portfolios                                    Schedule of Investments
Ohio Regional Stock Fund                                         October 31, 1997
(Amounts in Thousands, Except Shares)

                                                    Shares or
                                                    Principal             Market
Security Description                                Amount                Value

Commercial Paper (2.2%)

Financial Services (2.2%):
General Electric Capital Corp.,
  5.79%, 11/3/97                                     1,170                $ 1,170

Total Commercial Paper (Cost $1,170)                                        1,170

Common Stocks (97.7%)

Agriculture & Livestock (0.3%):
Andersons, Inc.                                     15,000                    141

Airlines (2.7%):
Comair Holdings, Inc.                               40,000                  1,470

Amusement & Recreation
  Services (0.9%):
Cedar Fair L.P.                                     10,000                    489

Automotive Parts (4.9%):
Dana Corp.                                          24,000                  1,124
Myers Industries, Inc.                              21,780                    383
TRW, Inc.                                           20,000                  1,144
                                                                            2,651

Banks (12.4%):
BancFirst Ohio Corp.                                10,000                    430
Charter One Financial, Inc.                         24,150                  1,404
FirstMerit Corp.                                    38,000                    969
Huntington Bancshares, Inc.                         11,000                    355
Mahoning National Bancorp                            5,100                    139
National City Corp.                                 15,000                    896
Park National Corp.                                  5,000                    429
Provident Financial Group, Inc.                     25,000                  1,150
Second Bancorp, Inc.                                 4,470                    104
Star Banc Corp.                                     17,000                    834
                                                                            6,710

Broadcasting & Publishing (1.9%):
Scripps (E.W.) Co., Class A                         25,000                  1,048

Brokerage Services (1.6%):
McDonald & Co. Investments                          36,000                    880

Building Materials (1.0%):
Holophane Corp.<F2>                                  5,000                    114
Medusa Corp.                                        10,000                    422
                                                                              536

Chemicals--General (5.8%):
A. Schulman, Inc.                                   12,500                $   281
Chemed Corp.                                        15,000                    608
Ferro Corp.                                         20,000                    748
Lubrizol Corp.                                       9,000                    347
OM Group, Inc.                                      15,000                    566
RPM Inc.                                            32,812                    615
                                                                            3,165

Commercial Services (0.2%):
BridgeStreet Accomodations, Inc.<F2>                 9,000                    104

Computers & Peripherals (4.4%):
Diebold, Inc.                                       38,000                  1,674
Telxon Corp.                                        28,000                    721
                                                                            2,395

Conglomerates (2.8%):
Lancaster Colony Corp.                              27,000                  1,336
Park-Ohio Industries, Inc.<F2>                      10,000                    164
                                                                            1,500

Consumer Products (2.1%):
American Greetings Corp., Class A                   14,000                    486
Gibson Greetings, Inc.<F2>                          26,000                    640
                                                                            1,126
Containers (0.9%):
Owens Corning                                       15,000                    514

Electronic & Electrical--
  General (2.2%):
Cincinnati Microwave, Inc.<F2>                      10,000                      0
Pioneer-Standard Electronics, Inc.                  73,000                  1,195

Engineering, Industrial
  Construction (0.2%):
Corrpro Cos., Inc.<F2>                              10,000                    133

Food Distributors (0.8%):
Kroger Co.<F2>                                      14,000                    457

Food Processing &
  Packaging (0.9%):
Chiquita Brands International, Inc.                 20,000                    336
J. M. Smucker Co., Class A                           5,000                    136
                                                                              472
Forest Products--
  Lumber & Paper (1.2%):
Mead Corp.                                          11,000                    666

Health Care (1.9%):
Omnicare, Inc.                                      38,000                  1,057

Hospital & Nursing Equipment
  & Supplies (1.5%):
Invacare Corp.                                      36,000                    828

Insurance (4.1%):
Cincinnati Financial Corp.                           3,150                    285
Ohio Casualty Corp.                                 18,000                    797
State Auto Financial Corp.                          40,500                  1,134
                                                                            2,216

Insurance--Property, Casualty,
  Health (1.9%):
Progressive Corp.                                   10,000                  1,043

Machine Tools (0.9%):
Cincinnati Milacron, Inc.                           17,000                    472
Monarch Machine Tool Co.                             5,000                     42
                                                                              514
Manufacturing--
  Capital Goods (6.4%):
Commercial Intertech Corp.                          30,000                    488
Gorman-Rupp Co.                                     45,000                    848
Gradall Industries, Inc.                            10,000                    156
Lincoln Electric Co., Class A                       16,000                    614
Robbins & Myers, Inc.                               20,000                    758
Thor Industries, Inc.                               20,000                    579
                                                                            3,443
Manufacturing--
  Consumer Goods (0.0%):
Chart Industries, Inc.                               1,000                     22

Manufacturing--
  Miscellaneous (1.3%):
Essef Corp.<F2>                                     42,000                    719

Medical Supplies (0.3%):
Gliatech, Inc.<F2>                                   5,000                     59
Meridian Diagnostics, Inc.<F2>                      10,000                    110
                                                                              169
Metals--Fabrication (2.7%):
Amcast Industrial Corp.                             15,000                    381
Brush Wellman, Inc.                                 10,000                    241
RMI Titanium Co.<F2>                                10,000                    238
Timken Co.                                          18,000                    602
                                                                            1,462

Mining (0.4%):
Cleveland-Cliffs, Inc.                               5,500                    239

Office Equipment & Supplies
  (Non-Computer Related) (1.0%):
Reynolds & Reynolds Co., Class A                    33,000                    565

Oil & Gas Exploration,
  Production & Services (5.7%):
Lomak Petroleum, Inc.                               30,000                    557
USX--Marathon Group                                 71,000                  2,538
                                                                            3,095
Oilfield Services &
  Equipment (1.7%):
Parker-Hannifin Corp.                               22,500                    941

Paint, Varnishes, Enamels (1.4%):
Sherwin-Williams Co.                                28,000                    777

Pollution Control Services
  & Equipment (0.0%):
Mid American Waste Systems, Inc.<F2>                20,100                      0

Precision Instruments
  & Related (1.4%):
Keithley Instruments, Inc.                          75,000                    778

Real Estate Investment
  Trusts (0.7%):
Health Care REIT, Inc.                              14,000                    365

Restaurants (0.7%):
Bob Evans Farms, Inc.                               10,000                    189
Wendy's International, Inc.                         10,000                    210
                                                                              399

Retail--Specialty Stores (1.6%):
Fabri-Centers of America, Class A<F2>               10,000                    216
Fabri-Centers of America, Class B<F2>               10,000                    203
Limited, Inc.                                       15,000                    354
Value City Department Stores, Inc.<F2>              10,000                     79
                                                                              852
Rubber & Rubber Products (1.6%):
Cooper Tire & Rubber Co.                             5,000                    106
Goodyear Tire & Rubber Co.                          12,000                    751
                                                                              857
Steel (1.9%):
Cold Metal Products, Inc.<F2>                        7,000                     42
Shiloh Industries, Inc.<F2>                         25,000                    453
Worthington Industries, Inc.                        25,000                    517
                                                                            1,012

Telecommunications (0.7%):
Allen Telecom Inc.<F2>                              20,000                    379

Transportation Leasing
  & Trucking (0.7%):
Caliber System, Inc.                                 6,000                    313
Roadway Express, Inc.                                3,000                     83
                                                                              396

Transportation--Marine (0.3%):
Oglebay Norton Co.                                   6,000                    186

Utilities--Electric (6.1%):
American Electric Power Co.                         29,000                  1,370
CINergy Corp.                                       25,000                    825
DPL, Inc.                                           43,000                  1,067
                                                                            3,262

Utilities--Telecommunications
  (2.0%):
Cincinnati Bell, Inc.                               40,000                  1,080

Wholesale Distribution (1.6%):
Applied Industrial Technology, Inc.                 30,000                    872

Total Common Stocks (Cost $25,158)                                         53,180

Convertible Bonds (0.1%)

Medical Supplies (0.1%):
Meridian Diagnostics, Inc.,
  7.00%, 9/1/06
  callable 9/1/99 @ 104                                 75                     73

Total Convertible Bonds (Cost $75)                                             73

Rights & Warrants (0.0%)

Cincinnati Microwave, Inc.,
  Expire 12/31/98<F2>                               10,000                $     0

Total Rights & Warrants (Cost $15)                                              0

Total Investments (Cost $26,418)<F1>--100.0%                               54,423

Liabilities in excess of other assets 0.0%                                    (15)

TOTAL NET ASSETS--100.0%                                                  $54,408


<F1> Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation         $28,561
     Unrealized depreciation            (556)
     Net unrealized appreciation     $28,005

<F2> Non-income producing securities.

See notes to financial statements.

The Victory Portfolios                                    Schedule of Investments
International Growth Fund                                        October 31, 1997
(Amounts in Thousands, Except Shares)

                                                   Shares or
                                                   Principal              Market
Security Description                               Amount                 Value

Commercial Paper (2.8%)

United States (2.8%):
Financial Services (2.8%):
General Electric Capital Corp.,
  5.79%, 11/3/97                                     3,013                $  3,013

Total Commercial Paper (Cost $3,013)                                         3,013

Foreign Common Stocks (91.4%)

Australia (3.2%):

Banks (0.9%):
National Australia Bank Ltd.                        65,000                     891

Construction (0.7%):
Leighton Holdings Ltd.                             200,000                     740

Leisure--Recreation,
  Gaming (0.8%):
Aristocrat Leisure Ltd.                            442,914                     884

Publishing (0.8%):
Publishing & Broadcasting Ltd.                     150,000                     872

Total Australia                                                              3,387

Austria (1.5%):

Steel (1.5%):
Boehler-Uddeholm AG                                 13,000                     934
Voest-Alpine Stahl AG                               15,000                     650

Total Austria                                                                1,584

Britain (20.2%):

Banks (2.0%):
Allied Irish Banks PLC                             116,000                     981
National Westminster Bank PLC                       80,371                   1,162
                                                                             2,143

Beverages (0.5%):
Bass PLC                                            42,000                     581

Building Materials (0.7%):
Hanson PLC                                         155,000                     797

Chemicals--General (1.4%):
BOC Group PLC                                       90,000                   1,508

Electronic & Electrical--
  General (0.8%):
Premier Farnell PLC                                105,000                     817

Food Processing &
  Packaging (0.6%):
Associated British Foods PLC                        75,000                     597

Insurance (1.5%):
Guardian Royal Exchange PLC                        314,000                   1,561

Leisure--Recreation,
  Gaming (2.1%):
Ladbroke Group PLC                                 500,000                   2,234

Oil-Integrated Companies (1.0%):
British Petroleum Co. PLC                           75,000                   1,102

Pharmaceuticals (1.6%):
SmithKline Beecham PLC                             180,000                   1,704

Retail--Specialty Stores (1.0%):
Burton Group PLC                                   525,000                   1,116

Textile Manufacturing (0.8%):
Coats Viyella PLC                                  445,000                     813

Transportation (3.7%):
Associated British Ports
  Holdings PLC                                     135,000                     643
National Express Group PLC                         154,000                   1,435
Peninsular & Oriental Steam
  Navigation Co. PLC                               150,000                   1,738
                                                                             3,816

Utilities--Telecommunications
  (0.8%):
British Telecommunications PLC                     112,000                     848

Utilities--Water (1.7%):
Hyder PLC                                          117,000                   1,765

Total Britain                                                               21,402

Canada (0.6%):

Forest Products--
  Lumber & Paper (0.6%):
Abitibi-Consolidated, Inc.                          48,700                     691

Total Canada                                                                   691

Finland (4.1%):

Banks (3.0%):
Merita Ltd., Class A                               640,000                   3,134

Building Materials (0.5%):
Partek Oyg Abp                                      27,000                     549

Pharmaceuticals (0.6%):
Orion-yhtyma OY, Class B                            18,000                     665

Total Finland                                                                4,348

France (6.4%):

Chemicals--General (1.3%):
Rhone-Poulenc, Class A                              31,000                   1,354

Conglomerates (1.1%):
Compagnie Generale d'Industrie
  et de Participations                               3,500                   1,143

Food Processing &
  Packaging (0.6%):
Groupe Danone                                        4,200                     644

Industrial Goods & Services (1.2%):
Compagnie de Saint Gobain                            8,950                   1,287

Oil & Gas Exploration,
  Production & Services (2.2%):
Elf Aquitaine SA                                    18,200                   2,258

Total France                                                                 6,686

Germany (2.7%):

Airlines (0.8%):
Deutsche Lufthansa AG, Registered                   45,000                     792

Banks (0.7%):
Commerzbank AG                                      21,000                     720

Chemicals--General (0.6%):
BASF AG                                             20,000                     690

Insurance (0.6%):
Allianz AG                                           2,900                     655

Total Germany                                                                2,857

Hong Kong (2.5%):

Hotels & Motels (0.3%):
Regal Hotels International                       1,968,844                     372

Newspapers (0.8%):
South China Morning Post
  (Holdings) Ltd.                                1,000,000                     867

Transportation--Marine (1.0%):
Hong Kong Ferry Holdings                           725,000                     994

Utilities--Electric (0.4%):
Beijing Datang Power Generation
  Co. Ltd.<F2>                                     915,000                     462

Total Hong Kong                                                              2,695

Hungary (1.3%):

Oil-Integrated Companies (0.4%):
MOL Magyar Olaj-es
  Gazipari RT GDR                                   22,000                     477

Utilities--Telecommunications
  (0.9%):
Matav RT(b)                                          2,100                     929

Total Hungary                                                                1,406

Italy (4.8%):

Automobiles (1.5%):
Fiat SpA                                           935,000                   1,693

Banks (0.6%):
Istituto Bancario San Paolo
  di Torino SpA                                     80,000                     608

Financial Services (0.5%):
Istituto Mobiliare Italiano SpA                     54,500                     488

Food Processing &
  Packaging (1.1%):
Parmalat Finanziaria SpA                           840,000                   1,168

Utilities--Telecommunications
  (1.1%):
Telecom Italia SpA                                 283,139                   1,146

Total Italy                                                                  5,103

Japan (18.7%):

Automobiles (2.2%):
Honda Motor Co. Ltd.                                33,000                   1,111
Toyota Motor Corp.                                  45,000                   1,254
                                                                             2,365

Banks (0.7%):
Bank of Tokyo-Mitsubishi Ltd.                       56,000                     731

Construction (0.9%):
Sekisui House Ltd.                                 115,000                     985

Cosmetics & Related (1.7%):
Kao Corp.                                           36,000                     503
Shiseido Co. Ltd.                                   93,000                   1,268
                                                                             1,771

Electronic & Electrical--
  General (3.5%):
Hitachi Ltd.                                       134,000                   1,031
Kyocera Corp.                                       15,000                     859
Minebea Co. Ltd.                                    50,000                     499
Sony Corp.                                          16,000                   1,328
                                                                             3,717

Entertainment (0.6%):
Nintendo Co. Ltd.                                    7,000                     605

Financial Services (1.4%):
Takefuji Corp.                                      33,800                   1,504

Forest Products--
  Lumber & Paper (1.2%):
Nippon Paper Industries Co.                        225,000                   1,231

Household Goods--Appliances,
  Furnishings & Electronics (0.7%):
Rinnai Corp.                                        44,000                     717

Insurance (0.9%):
Tokio Marine & Fire Insurance Co.                  100,000                     998

Pharmaceuticals (0.5%):
Eisai Co. Ltd.                                      34,000                     534

Printing (0.9%):
Toppan Printing Co. Ltd.                            78,000                     979

Real Estate (0.6%):
Sumitomo Realty & Development                       90,000                     658

Retail--Department Stores (0.9%):
Marui Co. Ltd.                                      55,000                     928

Tools (1.2%):
Makita Corp.                                        88,000                   1,237

Utilities--Telecommunications
  (0.8%):
Nippon Telegraph & Telephone Corp.                     100                     848

Total Japan                                                                 19,808

Netherlands (4.9%):

Banks (1.6%):
ING Groep N.V.                                      40,000                   1,680

Containers (1.0%):
Koninklijke Emballage Indistrie
  Van Leer N.V.                                     54,500                   1,104

Electronic & Electrical--
  General (1.6%):
Phillips Electronics N.V.                           22,000                   1,722

Household Goods--Appliances,
  Furnishings & Electronics (0.7%):
Hunter Douglas N.V.                                 18,000                     742

Total Netherlands                                                            5,248

New Zealand (1.7%):

Fisheries (0.6%):
Sanford Ltd.                                       400,000                     624

Household Goods--Appliances,
  Furnishings & Electronics (1.1%):
Fisher & Paykel Industries Ltd.                    380,400                   1,210

Total New Zealand                                                            1,834

Norway (3.9%):

Banks (1.4%):
Den Norske Bank ASA                                340,000                   1,540

Construction (0.9%):
Kvaerner ASA                                        15,000                     773
Kvaerner ASA, Class B                                4,400                     212
                                                                               985

Shipping (1.6%):
Bergesen d.y. ASA, Class A                          58,000                   1,690

Total Norway                                                                 4,215

Portugal (2.4%):

Banks (0.6%):
Banco Commercial Portugues, SA                      30,000                     611

Building Materials (0.6%):
Cimpor-Cimentos de Portugal,
  SGPS, SA                                          25,000                     633

Utilities--Electric (0.3%):
Electricidade de Portugal SA                        20,000                     352

Utilities--Telecommunications
  (0.9%):
Portugal Telecom SA, Registered                     22,000                     903

Total Portugal                                                               2,499

Singapore (0.8%):

Conglomerates (0.8%):
Jardine Strategic Holdings Ltd.                    275,000                     880

Total Singapore                                                                880

Spain (3.8%):

Banks (1.0%):
Corporacion Bancaria
  de Espana SA                                      20,000                   1,112

Construction (1.7%):
Dragados & Construcciones SA                        90,000                   1,826

Utilities--Telecommunications
  (1.1%):
Telefonica de Espana SA                             42,000                   1,147

Total Spain                                                                  4,085

Sweden (3.1%):

Conglomerates (1.2%):
Kinnevik AB, Class B                                60,000                   1,194

Industrial Goods & Services (0.7%):
Trelleborg AB, Class B                              60,000                     794

Radio & Television (0.4%):
Modern Times Group MTG AB,
  Class B<F2>                                       60,000                     429

Steel (0.8%):
Avesta Sheffield AB                                120,000                     898

Total Sweden                                                                 3,315

Switzerland (4.8%):

Banks (2.8%):
Credit Suisse Group, Registered                     17,530                   2,476
Liechtenstein Global Trust AG                        1,000                     501
                                                                             2,977

Food Processing &
  Packaging (0.9%):
Nestle SA, Registered                                  650                     918

Pharmaceuticals (1.1%):
Novartis AG, Registered                                800                   1,257

Total Switzerland                                                            5,152

Total Common Stocks (Cost $84,748)                                          97,195

Convertible Bonds (0.9%)

Banks (0.9%):
Mitsubishi Bank International
  Finance Bermuda,
  3.00%, 11/30/02                                      943                     910

Total Convertible Bonds (Cost $943)                                            910

Preferred Stocks (2.5%)

Australia (1.0%):

Entertainment (1.0%):
Village Roadshow Ltd., Class A                     560,000                   1,046

Total Australia                                                              1,046

Germany (1.5%):

Automobiles (0.5%):
Volkswagen AG                                        1,150                     530

Consumer Products (0.4%):
Gardena Holding AG<F2>                              19,000                     444

Oil-Integrated Companies (0.6%):
RWE AG                                              18,750                     691

Total Germany                                                                1,665

Total Preferred Stocks (Cost $2,994)                                         2,711

Total Investments (Cost $94,899)<F1>--97.6%                                103,829

Other assets in excess of liabilities 2.4%                                   2,544

TOTAL NET ASSETS--100.0%                                                  $106,373


<F1> Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation         $13,960
     Unrealized depreciation          (5,030)
     Net unrealized appreciation     $ 8,930

<F2> Non-income producing securities.

See notes to financial statements.


                                                                        Statements of Assets and Liabilities
The Victory Portfolios                                                                      October 31, 1997
(Amounts in Thousands, Except Per Share Amounts)
                                                                     U.S. Government  Prime        Financial
                                                                     Obligations      Obligations  Reserves
                                                                     Fund             Fund         Fund
ASSETS:
Investments, at amortized cost                                       $       365,652  $   663,926  $ 779,156
Repurchase agreements, at cost                                             1,327,945       72,387     45,988
      Total                                                                1,693,597      736,313    825,144
Interest receivable                                                            5,619        3,411      4,284
Prepaid expenses and other assets                                                 --           10         --
      Total Assets                                                         1,699,216      739,734    829,428

LIABILITIES:
Dividends payable                                                              6,703        2,802      3,413
Payable to brokers for investments purchased                                      --           --     24,933
Accrued expenses and other payables:
    Investment advisory fees                                                     481          202        341
    Administration fees                                                           16            8          8
    Custodian fees                                                                27           13         16
    Transfer agent fees                                                           29           20         14
    Shareholder service fees                                                      --          130         --
    Shareholder service fees--Select Shares                                      229           --         --
    Other                                                                        123          110         61
      Total Liabilities                                                        7,608        3,285     28,786

NET ASSETS:
Capital                                                                    1,691,709      736,435    800,829
Undistributed (distributions in excess of) net investment income                 (80)          --       (173)
Accumulated undistributed net realized gains
  (losses) from investment transactions                                          (21)          14        (14)
    Net Assets                                                       $     1,691,608  $   736,449  $ 800,642
Net Assets
    Investor Shares                                                  $       456,133           --         --
    Select Shares                                                          1,235,475           --         --
      Total                                                          $     1,691,608           --         --
Outstanding units of beneficial interest (shares)
    Investor Shares                                                          456,110           --         --
    Select Shares                                                          1,235,578           --         --
      Total                                                                1,691,688      736,435    800,548
Net asset value
    Offering and redemption price per share                                       --  $      1.00  $    1.00
    Offering and redemption price per share--Investor Shares         $          1.00           --         --
    Offering and redemption price per share--Select Shares           $          1.00           --         --

See notes to financial statements.

                                     Statements of Assets and Liabilities
The Victory Portfolios                                   October 31, 1997
(Amounts in Thousands, Except Per Share Amounts)
                                                                Ohio
                                                      Tax-Free  Municipal
                                                      Money     Money
                                                      Market    Market
                                                      Fund      Fund
ASSETS:
Investments, at amortized cost                        $412,085  $ 655,490
Interest and dividends receivable                        3,104      5,287
Receivable from brokers for investments sold                --          5
Prepaid expenses and other assets                            5         --
    Total Assets                                       415,194    660,782

LIABILITIES:
Dividends payable                                        1,088      1,683
Payable to brokers for investments purchased             1,701      7,749
Accrued expenses and other payables:
  Investment advisory fees                                 118        189
  Administration fees                                        5          7
  Custodian fees                                             8         12
  Accounting fees                                            1          2
  Transfer agent fees                                        6         11
  Shareholder service fees                                  10         92
  Other                                                     33         59
    Total Liabilities                                    2,970      9,804

NET ASSETS:
Capital                                                412,224    650,978
    Net Assets                                        $412,224  $ 650,978
Outstanding units of beneficial interest (shares)      412,222    650,974
Net asset value
  Offering and redemption price per share             $   1.00  $    1.00

See notes to financial statements.


                                     Statements of Assets and Liabilities
The Victory Portfolios                                   October 31, 1997
(Amounts in Thousands, Except Per Share Amounts)
                                                                             Investment    Government
                                                 Limited Term  Intermediate  Quality Bond  Mortgage
                                                 Income Fund   Income Fund   Fund  Fund
ASSETS:
Investments, at value
  (Cost $80,821; $248,265; $175,763 & $102,184)  $     81,158  $    251,052  $    178,096  $  102,901
Cash                                                       --            --            --           1
Interest receivable                                       715         3,255         2,441         795
Receivable for capital shares issued                       89            86           525          --
Receivable from brokers for investments sold            1,454         4,363         5,410       8,699
Prepaid expenses and other assets                           1            --             7          --
      Total Assets                                     83,417       258,756       186,479     112,396

LIABILITIES:
Payable to brokers for investments purchased            1,434         9,680         5,239       8,500
Payable for capital shares redeemed                         7             5            22          --
Accrued expenses and other payables:
    Investment advisory fees                               35           132            94          44
    Administration fees                                     1             3             2           1
    Custodian fees                                          2             5             6           4
    Transfer agent fees                                     3             6            10           5
    Shareholder service fees                                6            20            16           9
    Other                                                  16            64            83          72
      Total Liabilities                                 1,504         9,915         5,472       8,635

NET ASSETS:
Capital                                                84,645       251,209       194,379     105,122
Undistributed net investment income                        31           119            73          --
Net unrealized appreciation/depreciation
  from investments                                        337         2,787         2,333         717
Accumulated undistributed net realized
  losses from investment transactions                  (3,100)       (5,274)      (15,778)     (2,078)
      Net Assets                                 $     81,913  $    248,841  $    181,007  $  103,761
Outstanding units of beneficial interest (shares)       8,237        25,890        18,509       9,497
Net asset value
    Redemption price per share                   $       9.94  $       9.61  $       9.78  $    10.93
Maximum sales charge                                     2.00%         5.75%         5.75%       5.75%
Maximum offering price per share
  (100%/(100%-maximum sales charge) of
  net asset value adjusted to nearest cent)      $      10.14  $      10.20  $      10.38  $    11.60

See notes to financial statements.


                                     Statements of Assets and Liabilities
The Victory Portfolios                                   October 31, 1997
(Amounts in Thousands, Except Per Share Amounts)
                                                                     National              Ohio
                                                                     Municipal  New York   Municipal
                                                           Fund For  Bond       Tax-Free   Bond
                                                           Income    Fund       Fund       Fund
ASSETS:
Investments, at value
  (Cost $21,057; $48,632; $16,559 & $73,141)               $ 21,809  $  50,147  $ 17,692   $  76,905
Interest and dividends receivable                               173        675       363       1,498
Receivable for capital shares issued                            132        250        33         176
Receivable from brokers for investments sold                    359        289        --          --
Prepaid expenses and other assets                                --         21         8           4
      Total Assets                                           22,473     51,382    18,096      78,583

LIABILITIES:
Payable to brokers for investments purchased                    307      1,297        --         485
Payable for capital shares redeemed                              32         55         8          --
Accrued expenses and other payables:
    Investment advisory fees                                      5         --         4          34
    Administration fees                                          --          1        --           1
    Custodian fees                                                2          2         1           2
    Transfer agent fees                                          13         11         8           4
    Shareholder service fees                                      3         --        --           8
    Shareholder service fees--Class A                            --         10         3          --
    Shareholder service and 12b-1 fees--Class B                  --          2         2          --
    Other                                                        10         11         4           6
      Total Liabilities                                         372      1,389        30         540

NET ASSETS:
Capital                                                      22,959     48,594    16,888      73,588
Undistributed net investment income                               9         16         8          28
Net unrealized appreciation/depreciation from investments       752      1,515     1,133       3,764
Accumulated undistributed net realized gains
  (losses) from investment transactions                      (1,619)      (132)       37         663
      Net Assets                                           $ 22,101  $  49,993  $ 18,066   $  78,043
Net Assets
    Class A                                                          $  47,705  $ 15,335
    Class B                                                              2,288     2,731
      Total                                                          $  49,993  $ 18,066
Outstanding units of beneficial interest (shares)
    Class A                                                              4,539     1,210
    Class B                                                                218       215
      Total                                                   2,253      4,757     1,425       6,660
Net asset value
    Redemption price per share                             $   9.81                        $   11.72
    Redemption price per share--Class A                              $   10.51  $  12.68
    Offering price per share--Class B<F1>                            $   10.51  $  12.69
Maximum sales charge                                           2.00%      5.75%     5.75%       5.75%
Maximum offering price per share
  (100%/(100%-maximum sales charge) of
  net asset value adjusted to nearest cent)                $  10.01                        $   12.44
Maximum offering price per share
  (100%/(100%-maximum sales charge) of
  net asset value adjusted to nearest cent)--Class A                 $   11.15  $  13.45

<F1>Redemption price per Class B Share varies based on length of time held.

See notes to financial statements.


                                                                          Statements of Assets and Liabilities
The Victory Portfolios                                                                        October 31, 1997
(Amounts in Thousands, Except Per Share Amounts)
                                                                     Stock     Diversified
                                                           Balanced  Index     Stock        Value     Growth
                                                           Fund      Fund      Fund         Fund      Fund
ASSETS:
Investments, at value (Cost $278,148; $346,871;
  $645,984; $322,051 & $117,564)                           $342,483  $463,357  $   797,478  $472,041  $184,776
Interest and dividends receivable                             1,952       480          733       607       170
Receivable for capital shares issued                             55       157        1,002         1        --
Receivable from brokers for investments sold                  6,050        --        2,810     1,476     2,215
Net variation margin on open futures contracts                   --     1,359           --        --        --
Reclaims receivable                                              31        --           --        --        --
Prepaid expenses and other assets                                 3        42            5         3         3
      Total Assets                                          350,574   465,395      802,028   474,128   187,164

LIABILITIES:
Payable for capital shares redeemed                               2        --           39        --        --
Payable to brokers for investments purchased                  3,924       141        8,815     1,580     1,431
Accrued expenses and other payables:
    Investment advisory fees                                    298       184          459       417       164
    Administration fees                                           4        --            8         5         2
    Custodian fees                                                9        34           16        10         4
    Accounting fees                                              --        --            1        --        --
    Transfer agent fees                                          18         8           86         8         6
    Shareholder service fees                                     --        --           --        36        15
    Shareholder service fees--Class A                            31        --           74        --        --
    Shareholder service and 12b-1 fees--Class B                   3        --           26        --        --
    Other                                                        61        13           36        25         9
      Total Liabilities                                       4,350       380        9,560     2,081     1,631

NET ASSETS:
Capital                                                     263,377   320,737      551,092   282,972   105,436
Undistributed (distributions in excess of)
  net investment income                                         155       683          124       167        (3)
Net unrealized appreciation/depreciation
  from investments and futures contracts                     64,518   115,674      151,494   149,990    67,212
Net unrealized appreciation/depreciation from translation
  of assets and liabilities in foreign currencies              (183)       --           --        --        --
Accumulated undistributed net realized gains
  from investment transactions                               18,737    27,921       89,758    38,918    12,888
Accumulated undistributed net realized losses
  from foreign currency transactions                           (380)       --           --        --        --
      Net Assets                                           $346,224  $465,015  $   792,468  $472,047  $185,533
Net Assets
    Class A                                                $342,933            $   762,270
    Class B                                                   3,291                 30,198
      Total                                                $346,224            $   792,468
Outstanding units of beneficial interest (shares)
    Class A                                                  24,733                 42,924
    Class B                                                     237                  1,714
      Total                                                  24,970    24,807       44,638    27,651    10,300
Net asset value
    Redemption price per share                                       $  18.75               $  17.07  $  18.01
    Redemption price per share--Class A                    $  13.87            $     17.76
    Offering price per share--Class B<F1>                  $  13.88            $     17.62
    Maximum sales charge                                       5.75%     5.75%        5.75%     5.75%     5.75%
Maximum offering price per share
  (100%/(100%-maximum sales charge) of
  net asset value adjusted to nearest cent)                          $  19.89               $  18.11  $  19.11
Maximum offering price per share
  (100%/(100%-maximum sales charge) of
  net asset value adjusted to nearest cent)--Class A       $  14.72            $     18.84

<F1> Redemption price per Class B Share varies based on length of time held.

See notes to financial statements.

                                                                                  Statements of Assets and Liabilities
The Victory Portfolios                                                                                October 31, 1997
(Amounts in Thousands, Except Per Share Amounts)
                                                                               Ohio
                                                        Special    Special     Regional    International
                                                        Value      Growth      Stock       Growth            Lakefront
                                                        Fund       Fund        Fund        Fund              Fund
ASSETS:
Investments, at value (Cost $330,734; $86,395;
  $26,418; $94,899 & $1,110)                            $421,028   $103,171    $ 54,423    $     103,829     $   1,252
Interest and dividends receivable                            444          1          43              330             1
Receivable for capital shares issued                         726          6          --               12            --
Receivable from brokers for investments sold                 370      2,012          --            2,088            --
Reclaim receivable                                            --         --          --              386            --
Unamortized organization costs                                --         --          --               --            26
Prepaid expenses and other assets                              6          2           4                1            47
      Total Assets                                       422,574    105,192      54,470          106,646         1,326

LIABILITIES:
Payable for capital shares redeemed                            4         --           1               --            --
Payable to brokers for investments purchased                 424        501          --               83            --
Payable for organization costs                                --         --          --               --            30
Accrued expenses and other payables:
    Investment advisory fees                                 368         97          36              108             1
    Administration fees                                        5          1           1                1             1
    Custodian fees                                             9          6           2               25             2
    Accounting fees                                            1          4          --               --            24
    Transfer agent fees                                       26          3          14               16             5
    Shareholder service fees                                  --          8          --               --            --
    Shareholder service fees--Class A                         38         --           5               10            --
    Shareholder service and 12b-1 fees--Class B                1         --          --               --            --
    Other                                                     18          7           3               30             8
      Total Liabilities                                      894        627          62              273            71

NET ASSETS:
Capital                                                  299,379     76,532      21,628           91,560         1,091
Undistributed (distributions in excess of)
  net investment income                                      301         (1)          1               --             2
Net unrealized appreciation from investments              90,294     16,776      28,005            9,888           142
Net unrealized appreciation (depreciation)
  from translation of assets and liabilities
  in foreign currencies                                       --         --          --             (952)           --
Accumulated undistributed net realized gains
  from investment transactions                            31,706     11,258       4,774            3,776            20
Accumulated undistributed net realized gains
  from foreign currency transactions                          --         --          --            2,101            --
      Net Assets                                        $421,680   $104,565    $ 54,408    $     106,373     $   1,255
Net Assets
    Class A                                             $420,020               $ 53,703    $     106,189
    Class B                                                1,660                    705              184
      Total                                             $421,680               $ 54,408    $     106,373
Outstanding units of beneficial interest (shares)
    Class A                                               25,181                  2,280            7,977
    Class B                                                  101                     30               14
      Total                                               25,282      6,420       2,310            7,991           111
Net asset value
    Redemption price per share                                     $  16.29                                  $   11.29
    Redemption price per share--Class A                 $  16.68               $  23.56    $       13.31
    Offering and redemption price per share--Class B    $  16.49               $  23.28    $       13.07
Maximum sales charge                                        5.75%      5.75%       5.75%            5.75%         5.75%
Maximum offering price per share
  (100%/(100%-maximum sales charge) of
  net asset value adjusted to nearest cent)                        $  17.28                                  $   11.98
Maximum offering price per share
  (100%/(100%-maximum sales charge) of
  net asset value adjusted to nearest cent)--Class A    $  17.70               $  25.00    $       14.12

See notes to financial statements.

                                                 Statements of Assets and Liabilities
The Victory Portfolios                                               October 31, 1997
(Amounts in Thousands, Except Per Share Amounts)
	                                                                  Real Estate
                                                                          Investment
                                                                          Fund
ASSETS:
Investments, at value (Cost $3,674)                                       $     4,168
Interest and dividends receivable                                                   8
Receivable for capital shares issued                                               31
Receivable from brokers for investments sold                                      169
Unamortized organization costs                                                     18
Prepaid expenses and other assets                                                  27
      Total Assets                                                              4,421

LIABILITIES:
Payable for organization costs                                                     20
Accrued expenses and other payables:
    Accounting fees                                                                15
    Custodian fees                                                                  1
    Transfer agent fees                                                             5
    Other                                                                           4
      Total Liabilities                                                            45

NET ASSETS:
Capital                                                                         3,842
Undistributed net investment income                                                20
Net unrealized appreciation/depreciation from investments                         494
Accumulated undistributed net realized gains (losses)
  from investment transactions                                                     20
      Net Assets                                                          $     4,376
Outstanding units of beneficial interest (shares)                                 362
Net asset value
    Redemption price per share                                            $     12.07
Maximum sales charge                                                             5.75%
Maximum offering price per share (100%/(100%-maximum sales charge)
  of net asset value adjusted to nearest cent)                            $     12.81

See notes to financial statements.



                                                     Statements of Operations
The Victory Portfolios                    For the Year Ended October 31, 1997
(Amounts in Thousands)


                                                     U.S. Government       Prime                 Financial
                                                     Obligations           Obligations           Reserves
                                                     Fund                  Fund                  Fund


Investment Income:
Interest income                                      $84,659               $30,124               $45,862

Expenses:
Investment advisory fees                               5,388                 1,871                 4,088
Administration fees                                    2,258                   791                 1,210
Shareholder service fees                                  --                 1,266                    --
Shareholder service fees--Select Shares                1,981                    --                    --
Accounting fees                                           98                    93                    89
Custodian fees                                           293                   111                   162
Legal and audit fees                                     160                    69                    96
Trustees' fees and expenses                               50                    17                    27
Transfer agent fees                                      119                    77                    52
Registration and filing fees                             147                    29                    21
Printing fees                                            227                   203                    21
Other                                                     10                     7                    11

    Total Expenses                                    10,731                 4,534                 5,777

Expenses voluntarily reduced                              --                    --                  (301)
    Net Expenses                                      10,731                 4,534                 5,476
Net Investment Income                                 73,928                25,590                40,386

Realized Gains from Investments:
Net realized gains from investment transactions           72                    14                    10

Change in net assets resulting from operations       $74,000               $25,604               $40,396

See notes to financial statements.




                                                     Statements of Operations
The Victory Portfolios                    For the Year Ended October 31, 1997
(Amounts in Thousands)



                                                                           Tax-Free                Ohio Municipal
                                                                           Money Market            Money Market
                                                                           Fund                    Fund

Investment Income:
Interest income                                                            $13,834                 $22,927
Dividend income                                                                358                     227
    Total Income                                                            14,192                  23,154

Expenses:
Investment advisory fees                                                     1,321                   3,114
Administration fees                                                            563                     924
Shareholder service fees                                                       619                   1,362
Accounting fees                                                                 80                     100
Custodian fees                                                                  78                     122
Legal and audit fees                                                            44                      83
Trustees' fees and expenses                                                     12                      21
Transfer agent fees                                                             26                      43
Registration and filing fees                                                    19                      25
Printing fees                                                                   32                      70
Other                                                                            5                       8

    Total Expenses                                                           2,799                   5,872

Expenses voluntarily reduced                                                   (38)                 (1,209)

    Net Expenses                                                             2,761                   4,663

Net Investment Income                                                       11,431                  18,491

Realized Gains from Investments:
Net realized gains from investment transactions                                 --                      --

Change in net assets resulting from operations                             $11,431                 $18,491
See notes to financial statements.



                                                     Statements of Operations
The Victory Portfolios                    For the Year Ended October 31, 1997
(Amounts in Thousands)


                                                                  Limited                          Investment        Government
                                                                  Term         Intermediate        Quality           Mortgage
                                                                  Income Fund  Income Fund         Bond Fund         Fund

Investment Income:
Interest income                                                   $6,001       $17,870             $11,130           $8,109

Expenses:
Investment advisory fees                                             434         1,963               1,202              566
Administration fees                                                  130           393                 240              170
Shareholder service fees                                              92           261                 188              116
Accounting fees                                                       34            67                  57               38
Custodian fees                                                        20            57                  46               27
Legal and audit fees                                                  11            26                  55               14
Trustees' fees and expenses                                            3             8                   5                4
Transfer agent fees                                                   18            25                  43               17
Registration and filing fees                                           8            41                  13                7
Printing fees                                                          2            --                  26                3
Other                                                                  3             7                   4               --

    Total Expenses                                                   755         2,848               1,879              962

Expenses voluntarily reduced                                         (16)         (341)               (209)              --

    Net Expenses                                                     739         2,507               1,670              962

Net Investment Income                                              5,262        15,363               9,460            7,147

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions            (915)         (248)              1,537             (160)
Change in unrealized appreciation/depreciation
  from investments                                                   331         1,664               1,026            1,733

Net realized/unrealized gains (losses) from investments             (584)        1,416               2,563            1,573

Change in net assets resulting from operations                    $4,678       $16,779             $12,023           $8,720

See notes to financial statements.



                                                     Statements of Operations
The Victory Portfolios                    For the Year Ended October 31, 1997
(Amounts in Thousands)



                                                                                 National        New York           Ohio
                                                                  Fund For       Municipal       Tax-Free           Municipal
                                                                  Income         Bond Fund       Fund               Bond Fund

Investment Income:
Interest income                                                   $1,568         $2,000          $1,098             $4,075
Dividend income                                                       --             86              12                100

    Total Income                                                   1,568          2,086           1,110              4,175

Expenses:
Investment advisory fees                                              98            240              97                457
Administration fees                                                   29             65              27                114
Shareholder service fees                                              44             --              --                 82
Shareholder service fees--Class A                                     --             89              31                 --
Shareholder service fees and 12b-1 fees--Class B                      --             22              27                 --
Accounting fees                                                       48             57              49                 46
Custodian fees                                                        17             13               5                 19
Legal and audit fees                                                   8             13              13                  9
Trustees' fees and expenses                                            1              1               1                  2
Transfer agent fees                                                   49             35              31                 15
Registration and filing fees                                          11             30               2                  5
Printing fees                                                         13             17              12                  4
Other                                                                  1              2              --                  2

    Total Expenses                                                   319            584             295                755
Expenses voluntarily reduced                                        (110)          (240)            (89)               (80)
    Expenses before reimbursement from distributor                   209            344             206                675
    Expenses reimbursed by distributor                               (15)          (161)            (16)                --

    Net Expenses                                                     194            183             190                675

Net Investment Income                                              1,374          1,903             920              3,500

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions                       99            280              37                663
Change in unrealized appreciation/depreciation
  from investments                                                   (32)         1,209              15              1,203
Net realized/unrealized gains from investments                        67          1,489              52              1,866
Change in net assets resulting from operations                    $1,441         $3,392          $  972             $5,366

See notes to financial statements.




                                                     Statements of Operations
The Victory Portfolios                    For the Year Ended October 31, 1997
(Amounts in Thousands)



                                                       Balanced        Stock Index     Diversified     Value       Growth
                                                       Fund            Fund            Stock Fund      Fund        Fund

Investment Income:
Interest income                                        $ 8,671         $ 2,809         $  1,697        $    929    $   240
Dividend income                                          3,841           6,015           12,311           9,011      2,384
Foreign tax withholding                                    (54)            (42)              (7)            (60)        --
    Total Income                                        12,458           8,782           14,001           9,880      2,624

Expenses:
Investment advisory fees                                 3,163           2,290            4,561           4,397      1,710
Administration fees                                        473             568            1,035             655        256
Shareholder service fees                                    --              --               --             438        173
Shareholder service fees--Class A                          325              --              771              --         --
Shareholder service fees and 12b-1 fees--Class B            24              --              200              --         --
Accounting fees                                             90             121              120              84         52
Custodian fees                                              88             164              145              92         39
Legal and audit fees                                        49              48               91              53         17
Trustees' fees and expenses                                 10              11               23              14          6
Transfer agent fees                                         71              35              383              32         22
Registration and filing fees                                32              32               48              18         14
Printing fees                                               11               2               60               5          4
Other                                                       --               9               18              11          5

    Total Expenses                                       4,336           3,280            7,455           5,799      2,298
Expenses voluntarily reduced                              (354)         (1,142)              --              --         --
    Expenses before reimbursement from distributor       3,982           2,138            7,455           5,799      2,298
    Expenses reimbursed by distributor                      (7)             --               --              --         --
    Net Expenses                                         3,975           2,138            7,455           5,799      2,298
Net Investment Income                                    8,483           6,644            6,546           4,081        326

Realized/Unrealized Gains (Losses) from
  Investments and Foreign Currencies
Net realized gains from investment transactions         19,086           31,506          90,018          39,027     12,914
Net realized losses from foreign currency transactions    (129)              --              --              --         --
Net change in unrealized appreciation/depreciation
  from investments                                      26,776           57,624          68,082          60,140     28,590
Net change in unrealized depreciation from translation
  of assets and liabilities in foreign currencies           (3)              --              --              --         --

Net realized/unrealized gains from investments
  and foreign currencies                                45,730           89,130         158,100          99,167     41,504

Change in net assets resulting from operations         $54,213          $95,774        $164,646        $103,248    $41,830

See notes to financial statements



                                                     Statements of Operations
The Victory Portfolios                    For the Year Ended October 31, 1997
(Amounts in Thousands)




                                                         Special        Special      Ohio         International
                                                         Value          Growth       Regional     Growth          Lakefront
                                                         Fund           Fund         Stock Fund   Fund            Fund <F1>

Investment Income:
Interest income                                          $   914        $   207      $    54      $  233          $  1
Dividend income                                            6,231            209          913       2,791            11
Foreign tax withholding                                      (21)            --           --        (248)           --

    Total Income                                           7,124            416          967       2,776            12

Expenses:
Investment advisory fees                                   3,525            921          375       1,317             7
Administration fees                                          525            138           75         180             1
Shareholder service fees                                      --             92           --          --             1
Shareholder service fees--Class A                            382             --           56         121            --
Shareholder service fees and 12b-1 fees--Class B              10             --            5           2            --
Accounting fees                                               88             39           46          71            24
Custodian fees                                                86             35           15         229             2
Legal and audit fees                                          47             13            7          26             5
Amortization of organization costs                            --             --           --          --             4
Trustees' fees and expenses                                   11              4            2           4            --
Transfer agent fees                                          112             14           51          57             5
Registration and filing fees                                  36             15            9          20            --
Printing fees                                                  9              2            5           7             3
Other                                                         10              2            1           4            --

    Total Expenses                                         4,841          1,275          647       2,038            52

Expenses voluntarily reduced                                  --             --           --          --            (5)

    Expenses before reimbursement from distributor         4,841          1,275          647       2,038            47
    Expenses reimbursed by distributor                       (10)            --           (9)        (12)          (47)

    Net Expenses                                           4,831          1,275          638       2,026            --

Net Investment Income (Loss)                               2,293           (859)         329         750            12

Realized/Unrealized Gains (Losses) from
  Investments and Foreign Currencies:
Net realized gains from investment transactions           31,722         12,119        4,782       5,879            20
Net realized losses from foreign
  currency transactions                                       --             --           --        (752)           --
Net change in unrealized appreciation
  (depreciation) from investments                         47,587          6,482        9,508       1,684           142

Net realized/unrealized gains from investments
  and foreign currencies                                  79,309         18,601       14,290       6,811           162

Change in net assets resulting from operations           $81,602        $17,742      $14,619      $7,561          $174


<F1> The Lakefront Fund commenced operations on March 3, 1997.

See notes to financial statements




                                                     Statements of Operations
The Victory Portfolios                    For the Year Ended October 31, 1997
(Amounts in Thousands)



                                                                                                        Real Estate
                                                                                                        Investment Fund <F1>

Investment Income:
Interest income                                                                                         $ 65
Dividend income                                                                                           14
    Total Income                                                                                          79

Expenses:
Investment advisory fees                                                                                  16
Administration fees                                                                                        2
Accounting fees                                                                                           15
Custodian fees                                                                                             1
Legal and audit fees                                                                                       2
Amortization of organization costs                                                                         2
Transfer agent fees                                                                                        5
Registration and filing fees                                                                               1
Printing fees                                                                                              1

    Total Expenses                                                                                        45

Expenses voluntarily reduced                                                                             (18)

Expenses before reimbursement from distributor                                                            27

Expenses reimbursed by distributor                                                                       (27)

    Net Expenses                                                                                          --

Net Investment Income                                                                                     79

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions                                                           20
Net change in unrealized appreciation/depreciation from investments                                      494

Net realized/unrealized gains from investments                                                           514

Change in net assets resulting from operations                                                          $593


<F1> The Real Estate Investment Fund commenced operations on April 30, 1997.

See notes to financial statements.




                                                     Statements of Operations
The Victory Portfolios                    For the Year Ended October 31, 1997
(Amounts in Thousands)


                                               U.S. Government            Prime                          Financial
                                               Obligations Fund           Obligations Fund               Reserves Fund
                                               Year         Year          Year          Year           Year          Year
                                               Ended        Ended         Ended         Ended          Ended         Ended
                                               October 31,  October 31,   October 31,   October 31,    October 31,   October 31,
                                               1997 <F1>    1996          1997          1996           1997          1996


From Investment Activities:
Operations:
    Net investment income                      $    73,928  $    58,184   $    25,590   $    21,953    $    40,386   $    38,933
    Net realized gains from
       investment transactions                          72           24            14            13             10             4

Change in net assets resulting
  from operations                                   74,000       58,208        25,604        21,966         40,396        38,937

Distributions to Shareholders:
    From net investment income                          --      (58,184)      (25,590)      (21,953)       (40,213)      (38,877)
        Investor Shares                            (19,759)          --            --            --             --            --
        Select Shares                              (54,089)          --            --            --             --            --
    In excess of net investment income                 (80)          --            --            --           (173)           --
    From net realized gains from
      investment transactions                           --           --           (13)           --             --            --

Change in net assets from
  distributions to shareholders                    (73,928)     (58,184)      (25,603)      (21,953)       (40,386)      (38,877)

Capital Transactions:
    Proceeds from shares issued                  4,097,261    3,877,755     1,535,027     1,282,599      1,739,900     2,348,380
    Dividends reinvested                            30,384       13,036        22,658        18,208          2,086         2,546
    Cost of shares redeemed                     (3,793,926)  (3,497,927)   (1,317,256)   (1,261,067)    (1,709,344)   (2,345,866)

Change in net assets from
      capital transactions                         333,719      392,864       240,429        39,740         32,642         5,060

Change in net assets                               333,791      392,888       240,430        39,753         32,652         5,120

Net Assets:
    Beginning of period                          1,357,817      964,929       496,019       456,266        767,990       762,870

    End of period                              $ 1,691,608  $ 1,357,817   $   736,449   $   496,019    $   800,642   $   767,990

Share Transactions:
    Issued                                       4,097,261    3,877,755     1,535,027     1,282,599      1,739,900     2,348,379
    Reinvested                                      30,384       13,036        22,658        18,208          2,086         2,546
    Redeemed                                    (3,793,926)  (3,497,927)   (1,317,256)   (1,261,167)    (1,709,344)   (2,345,866)
Change in shares                                   333,719      392,864       240,429        39,640         32,642         5,059

<F1>Effective January 8, 1997, the U.S. Government Obligations Fund designated the existing shares as Select Shares and commenced offering Investor Shares.

See notes to financial statements




                                                     Statements of Operations
The Victory Portfolios                    For the Year Ended October 31, 1997
(Amounts in Thousands)


                                                            Tax-Free                        Ohio Municipal
                                                            Money Market Fund               Money Market
                                                            Year            Year            Year             Year
                                                            Ended           Ended           Ended            Ended
                                                            October 31,     October 31,     October 31,      October 31,
                                                            1997            1996            1997             1996

From Investment Activities:

Operations:
    Net investment income                                   $  11,431       $   9,527       $   18,491       $    17,162
    Net realized gains from investment transactions                --               3               --                --

Change in net assets resulting from operations                 11,431           9,530           18,491            17,162

Distributions to Shareholders:
    From net investment income                                (11,431)         (9,527)         (18,491)          (17,162)
    In excess of net investment income                             --              --               --              (216)
    From net realized gains from investment transactions           (3)             (3)              --                --
    In excess of net realized gains from investment
      transactions                                                 --             (57)              --               (17)

Change in net assets from distributions to shareholders       (11,434)         (9,587)         (18,491)          (17,395)

Capital Transactions:
    Proceeds from shares issued                               578,925         562,564        1,046,897         1,157,311
    Dividends reinvested                                        5,978           3,035           14,588            10,022
    Cost of shares redeemed                                  (517,472)       (528,472)        (971,638)       (1,116,601)

Change in net assets from capital transactions                 67,431          37,127           89,847            50,732

Change in net assets                                           67,428          37,070           89,847            50,499

Net Assets:
    Beginning of period                                       344,796         307,726          561,131           510,632

    End of period                                           $ 412,224       $ 344,796       $  650,978       $   561,131

Share Transactions:
    Issued                                                    578,925         562,564        1,046,897         1,157,311
    Reinvested                                                  5,978           3,035           14,588            10,022
    Redeemed                                                 (517,472)       (528,472)        (971,638)       (1,116,601)

Change in shares                                               67,431          37,127           89,847            50,732

See notes to financial statements.



                                                     Statements of Operations
The Victory Portfolios                    For the Year Ended October 31, 1997
(Amounts in Thousands)



                                              Limited Term               Intermediate              Investment Quality
                                              Income Fund                Income Fund               Bond Fund
                                              Year          Year         Year         Year         Year         Year
                                              Ended         Ended        Ended        Ended        Ended        Ended
                                              October 31,   October 31,  October 31,  October 31,  October 31,  October 31,
                                              1997          1996         1997         1996         1997         1996

From Investment Activities:
Operations:
    Net investment income                     $  5,262      $   8,481    $ 15,363     $ 12,201     $  9,460     $  8,159
    Net realized gains (losses) from
      investment transactions                     (915)          (475)       (248)      (1,103)       1,537       (1,769)
    Net change in unrealized appreciation/
      depreciation from investments                331         (1,765)      1,664         (428)       1,026          177

Change in net assets resulting
  from operations                                4,678          6,241      16,779       10,670       12,023        6,567

Distributions to Shareholders:
    From net investment income                  (5,310)        (8,481)    (15,376)     (12,201)      (9,369)      (7,938)
    In excess of net investment income              --           (125)         --          (14)          --           --
    In excess of net realized gains (losses)
      from investment transactions                  --           (122)         --          (52)          --           --
    Tax Return of Capital                           --             --          --           --           --         (122)

Change in net assets from
  distributions to shareholders                 (5,310)        (8,728)    (15,376)     (12,267)      (9,369)      (8,060)

Capital Transactions:
    Proceeds from shares issued                 22,820         29,303      50,003      145,956       61,463       54,446
    Proceeds from shares issued
      in connection with acquisition                --             --          --           --       18,518           --
    Dividends reinvested                         4,476          8,683      11,254       12,260        6,852        8,045
    Cost of shares redeemed                    (34,770)      (117,482)    (85,906)     (47,813)     (59,287)     (35,439)

Change in net assets from
  capital transactions                          (7,474)       (79,496)    (24,649)     110,403       27,546       27,052

Change in net assets                            (8,106)       (81,983)    (23,246)     108,806       30,200       25,559
Net Assets:
    Beginning of period                         90,019        172,002     272,087      163,281      150,807      125,248

    End of period                             $ 81,913      $  90,019    $248,841     $272,087     $181,007     $150,807

Share Transactions:
    Issued                                       2,294          2,898       5,259       15,335        6,404        5,668
    Issued in connection with acquisition           --             --          --           --        1,929           --
    Reinvested                                     451            864       1,186        1,286          715          840
    Redeemed                                    (3,500)       (11,710)     (9,028)      (5,005)      (6,198)      (3,676)

Change in shares                                  (755)        (7,948)     (2,583)      11,616        2,850        2,832

See notes to financial statements.




                                                     Statements of Operations
The Victory Portfolios                    For the Year Ended October 31, 1997
(Amounts in Thousands)


                                                              Government                     Fund For
                                                              Mortgage Fund                  Income
                                                              Year           Year            Year           Year
                                                              Ended          Ended           Ended          Ended
                                                              October 31,    October 31,     October 31,    October 31,
                                                              1997           1996            1997           1996

From Investment Activities:

Operations:
    Net investment income                                     $  7,147       $  8,396        $ 1,374        $ 1,558
    Net realized gains (losses) from investment transactions      (160)          (338)            99             28
    Net change in unrealized appreciation/depreciation
      from investments                                           1,733         (1,193)           (32)          (261)

Change in net assets resulting from operations                   8,720          6,865          1,441          1,325

Distributions to Shareholders:
    From net investment income                                  (7,064)        (7,983)        (1,362)        (1,558)
    In excess of net investment income                              --             --             --            (65)
    Tax return of capital                                          (28)          (180)            --           (102)

Change in net assets from distributions to shareholders         (7,092)        (8,163)        (1,362)        (1,725)

Capital Transactions:
    Proceeds from shares issued                                 15,588         22,111          6,619          4,189
    Dividends reinvested                                         3,890          8,134            852          1,208
    Cost of shares redeemed                                    (43,337)       (39,058)        (6,265)        (6,937)

Change in net assets from capital transactions                 (23,859)        (8,813)         1,206         (1,540)

Change in net assets                                           (22,231)       (10,111)         1,285         (1,940)

Net Assets:
    Beginning of period                                        125,992        136,103         20,816         22,756

    End of period                                             $103,761       $125,992        $22,101        $20,816

Share Transactions:
    Issued                                                       1,442          2,051            678            425
    Reinvested                                                     361            758             88            124
    Redeemed                                                    (4,019)        (3,629)          (644)          (708)

Change in shares                                                (2,216)          (820)           122           (159)

See notes to financial statements.




                                                     Statements of Operations
The Victory Portfolios                    For the Year Ended October 31, 1997
(Amounts in Thousands)


                                             National Municipal              New York                    Ohio Municipal
                                             Bond Fund                       Tax-Free Fund               Bond Fund
                                             Year             Year           Year           Year         Year          Year
                                             Ended            Ended          Ended          Ended        Ended         Ended
                                             October 31,      October 31,    October 31,    October 31,  October 31,   October 31,
                                             1997             1996           1997           1996         1997          1996

From Investment Activities:
Operations:
    Net investment income                    $  1,903         $  1,628       $   920        $   848      $  3,500      $  3,158
    Net realized gains (losses) from
      investment transactions                     280             (400)           37             56           663           549
    Net change in unrealized appreciation/
      depreciation from investments             1,209             (189)           15           (194)        1,203           148

Change in net assets resulting
  from operations                               3,392            1,039           972            710         5,366         3,855

Distributions to Shareholders:
    From net investment income                     --               --            --             --        (3,511)       (3,158)
    From net investment income by class:
        Class A                                (1,836)          (1,581)         (846)          (744)           --            --
        Class B                                   (68)             (43)         (118)          (104)           --            --
    In excess of net investment income             (1)              --           (10)            (6)           --           (15)
    From net realized gains from
      investment transactions                      --               --           (56)           (10)           --           (11)
    In excess of net realized gains from
      investment transactions                      --              (45)           --             --            --            --

Change in net assets from
  distributions to shareholders                (1,905)          (1,669)       (1,030)          (864)       (3,511)       (3,184)

Capital Transactions:
    Proceeds from shares issued                24,696           64,998         5,155          3,250        18,452        23,494
    Dividends reinvested                        1,664            1,564           674            635           945         3,096
    Cost of shares redeemed                   (16,620)         (39,586)       (3,974)        (4,789)      (16,672)      (13,829)

Change in net assets from
  capital transactions                          9,740           26,976         1,855           (904)        2,725        12,761

Change in net assets                           11,227           26,346         1,797         (1,058)        4,580        13,432

Net Assets:
    Beginning of period                        38,766           12,420        16,269         17,327        73,463        60,031

    End of period                            $ 49,993         $ 38,766       $18,066        $16,269      $ 78,043      $ 73,463

Share Transactions:
    Issued                                      2,396            6,352           408            248         1,602         2,070
    Reinvested                                    162              156            53             50            82           273
    Redeemed                                   (1,616)          (3,926)         (314)          (369)       (1,450)       (1,219)

Change in shares                                  942            2,582           147            (71)          234         1,124

See notes to financial statements.




                                                     Statements of Operations
The Victory Portfolios                    For the Year Ended October 31, 1997
(Amounts in Thousands)

                                                                                                     Diversified
                                        Balanced Fund                  Stock Index Fund              Stock Fund
                                        Year            Year           Year          Year            Year            Year
                                        Ended           Ended          Ended         Ended           Ended           Ended
                                        October 31,     October 31,    October 31,   October 31,     October 31,     October 31,
                                        1997            1996           1997          1996            1997            1996

From Investment Activities:

Operations:
    Net investment income               $  8,483        $  7,480       $  6,644      $  4,712        $   6,546       $  6,880
    Net realized gains (losses) from
      investment transactions             19,086           8,750         31,506         3,924           90,018         67,743
    Net realized gains (losses) from
      foreign currency transactions         (129)           (289)            --            --               --             --
    Net change in unrealized
      appreciation/depreciation
      from investments                    26,776          19,657         57,624        35,634           68,082         41,714
    Change in unrealized appreciation/
      depreciation from translation
      of assets and liabilities in
      foreign currencies                      (3)             56             --            --               --             --
Change in net assets resulting
  from operations                         54,213          35,654         95,774        44,270          164,646        116,337

Distributions to Shareholders:
    From net investment income                --              --         (6,516)       (4,526)              --             --
    From net investment income by class:
        Class A                           (8,296)         (7,390)            --            --           (6,667)         (6,646)
        Class B                              (30)            (12)            --            --               --             (23)
    In excess of net investment income        --              --             --            --              (47)             --
    From net realized gains from
      investment transactions             (8,510)         (1,376)        (6,553)       (3,041)         (67,736)        (33,023)

Change in net assets from
  distributions to shareholders          (16,836)         (8,778)       (13,069)       (7,567)         (74,450)        (39,692)

Capital Transactions:
    Proceeds from shares issued           77,476          86,059        164,875       109,909          446,487         141,320
    Dividends reinvested                  14,909           8,753         12,031         7,563           72,928          39,534
    Cost of shares redeemed              (58,523)        (47,776)       (71,720)      (37,873)        (396,524)        (87,667)

Change in net assets from
  capital transactions                    33,862          47,036        105,186        79,599          122,891          93,187

Change in net assets                      71,239          73,912        187,891       116,302          213,087         169,832

Net Assets:
    Beginning of period                  274,985         201,073        277,124       160,822          579,381         409,549
    End of period                       $346,224        $274,985       $465,015      $277,124        $ 792,468        $579,381

Share Transactions:
    Issued                                 5,958           7,405          9,543         7,985           26,479           9,901
    Reinvested                             1,173             754            741           563            4,886           3,022
    Redeemed                              (4,462)         (4,113)        (4,140)       (2,755)         (23,505)         (6,214)

Change in shares                           2,669           4,046          6,144         5,793            7,860           6,709

See notes to financial statements.



                                                     Statements of Operations
The Victory Portfolios                    For the Year Ended October 31, 1997
(Amounts in Thousands)


                                                                                                        Special
                                             Value Fund                     Growth Fund                 Value Fund
                                             Year           Year            Year          Year          Year           Year
                                             Ended          Ended           Ended         Ended         Ended          Ended
                                             October 31,    October 31,     October 31,   October 31,   October 31,    October 31,
                                             1997           1996            1997          1996          1997           1996

From Investment Activities:

Operations:
    Net investment income                     $   4,081     $  5,358        $    326      $    796      $  2,293       $  2,081
    Net realized gains from
      investment transactions                    39,027       17,738          12,914         6,303        31,722         20,290
    Net change in unrealized
      appreciation/depreciation
      from investments                           60,140       51,084          28,590        21,351        47,587         21,511

Change in net assets resulting
  from operations                               103,248       74,180          41,830        28,450        81,602         43,882

Distributions to Shareholders:
    From net investment income                   (4,329)      (5,326)           (380)         (765)           --             --
    From net investment income by class:
        Class A                                      --           --              --            --        (2,649)        (1,910)
        Class B                                      --           --              --            --            --             --
    In excess of net investment income               --           --             (28)           --            (1)            --
    From net realized gains from
      investment transactions                   (17,674)      (8,483)         (6,303)       (4,494)      (19,845)        (5,473)
Change in net assets from
  distributions to shareholders                 (22,003)     (13,809)         (6,711)       (5,259)      (22,495)        (7,383)

Capital Transactions:
    Proceeds from shares issued                 102,144       66,804          50,795        39,189       121,506         88,238
    Dividends reinvested                          9,573       13,808           5,917         5,250        18,750          7,377
    Cost of shares redeemed                    (102,998)     (54,771)        (54,051)      (28,130)      (67,529)       (36,968)

Change in net assets from
  capital transactions                            8,719       25,841           2,661        16,309        72,727         58,647

Change in net assets                             89,964       86,212          37,780        39,500       131,834         95,146

Net Assets:
    Beginning of period                         382,083      295,871         147,753       108,253       289,846        194,700

End of period                                 $ 472,047     $382,083        $185,533      $147,753      $421,680       $289,846

Share Transactions:
    Issued                                        6,399        5,130           2,949         2,989         7,849          6,706
    Reinvested                                      652        1,101             398           425         1,359            591
    Redeemed                                     (6,344)      (4,214)         (3,188)       (2,183)       (4,404)        (2,846)
Change in shares                                    707        2,017             159         1,231         4,804          4,451

See notes to financial statements.



                                                     Statements of Operations
The Victory Portfolios                    For the Year Ended October 31, 1997
(Amounts in Thousands)


                                        Special                           Ohio Regional                 International
                                        Growth Fund                       Stock Fund                    Growth Fund
                                        Year              Year            Year            Year          Year           Year
                                        Ended             Ended           Ended           Ended         Ended          Ended
                                        October 31,       October 31,     October 31,     October 31,   October 31,    October 31,
                                        1997              1996            1997            1996          1997           1996

From Investment Activities:

Operations:
    Net investment income (loss)        $   (859)         $   (463)       $    329        $   337       $    750       $    728
    Net realized gains (losses) from
      investment transactions             12,119             4,480           4,782            869          5,879          7,046
    Net realized losses from foreign
      currency transactions                   --                --              --             --           (752)        (1,537)
    Net change in unrealized
      appreciation/depreciation
      from investments                     6,482             7,642           9,508          5,662          1,684          2,689
    Change in unrealized appreciation
      from translation of assets and
       liabilities in foreign currencies      --                --              --             --             --         (3,200)

Change in net assets resulting
  from operations                         17,742            11,659          14,619          6,868          7,561          5,726

Distributions to Shareholders:
    From net investment income by class:
        Class A                               --                --            (335)          (337)          (128)          (144)
        Class B                               --                --              --             --             --             --
    In excess of net investment income        --                --              (3)            --             --             --
    From net realized gains from
      investment transactions             (4,070)               --            (869)          (869)        (4,172)            --
    In excess of net realized gains
      from investment transactions            --                --              --           (616)            --             --

Change in net assets from
  distributions to shareholders           (4,070)               --          (1,207)        (1,822)        (4,300)          (144)

Capital Transactions:
    Proceeds from shares issued           42,610            33,870           8,397          8,066         32,867         47,665
    Dividends reinvested                   3,006                --             877          1,805          2,596            144
    Cost of shares redeemed              (42,560)          (12,027)        (13,898)        (8,345)       (53,986)       (38,233)

Change in net assets from
  capital transactions                     3,056            21,843          (4,624)         1,526        (18,523)         9,576

Change in net assets                      16,728            33,502           8,788          6,572        (15,262)        15,158

Net Assets:
    Beginning of period                   87,837            54,335          45,620         39,048        121,635        106,477
    End of period                       $104,565          $ 87,837        $ 54,408        $45,620       $106,373       $121,635

Share Transactions:
     Issued                                2,812             2,512             402            473          2,433          3,700
     Reinvested                              216                --              45            111            202             11
     Redeemed                             (2,819)             (902)           (678)          (492)        (3,996)        (2,996)

Change in shares                             209             1,610            (231)            92         (1,361)           715

See notes to financial statements.



                                                     Statements of Operations
The Victory Portfolios                    For the Year Ended October 31, 1997
(Amounts in Thousands)


                                                                                                          Real Estate
                                                                            Lakefront Fund <F1>           Investment Fund <F2>
                                                                            Period Ended                  Period Ended
                                                                            October 31,                   October 31,
                                                                            1997                          1997

From Investment Activities:

Operations:
    Net investment income                                                   $   12                        $   79
    Net realized gains (losses) from investment transactions                    20                            20
    Net change in unrealized appreciation appreciation/depreciation
      from investments                                                         142                           494

Change in net assets resulting from operations                                 174                           593

Distributions to Shareholders:
    From net investment income                                                 (10)                          (59)
    From net realized gains from investment transactions                        --                            --

Change in net assets from distributions to shareholders                        (10)                          (59)

Capital Transactions:
    Proceeds from shares issued                                              1,089                         3,842
    Dividends reinvested                                                         5                            --
    Cost of shares redeemed                                                     (3)                           --

Change in net assets from capital transactions                               1,091                         3,842

Change in net assets                                                         1,255                         4,376

Net Assets:
    Beginning of period                                                         --                            --

    End of period                                                           $1,255                        $4,376

Share Transactions:
    Issued                                                                     111                           363
    Reinvested                                                                  --                            --
    Redeemed                                                                    --                            --

Change in shares                                                               111                           363

<F1> The Lakefront Fund commenced operations on March 3, 1997.
<F2> The Real Estate Investment Fund commenced operations on April 30, 1997.

See notes to financial statements.



Notes to Financial Statements
The Victory Portfolios                               October 31, 1997

1. Organization:

The Victory Portfolios (collectively, the "Trust" and individually, a "Fund") was organized on December 6, 1995 as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment company established as a Delaware business trust. The Trust is authorized to issue an unlimited number of shares which are units of beneficial interest with a par value of $0.001. The Trust presently offers shares of 25 active funds. Included are the financial statements and financial highlights of the U.S. Government Obligations Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund, Ohio Municipal Money Market Fund, Limited Term Income Fund, Intermediate Income Fund, Investment Quality Bond Fund, Government Mortgage Fund, Fund for Income, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal
Bond Fund, Balanced Fund, Stock Index Fund, Diversified Stock Fund,
Value Fund, Growth Fund, Special Value Fund, Special Growth Fund,
Ohio Regional Stock Fund, International Growth Fund, Lakefront Fund, and the Real Estate Investment ("REI") Fund.

The U.S. Government Obligations Fund is authorized to issue two classes of shares: Investor Shares and Select Shares. The National Municipal Bond Fund, New York Tax-Free Fund, Balanced Fund, Diversified Stock Fund, Special Value Fund, Ohio Regional Stock Fund and International Growth Fund are authorized to issue two classes of shares: Class A Shares and Class B Shares. Each class of shares in a Fund has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

The U.S. Government Obligations Fund and The Prime Obligations Fund seek to provide current income consistent with liquidity and stability of principal. The Financial Reserves Fund seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Tax-Free Money Market Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal. The Ohio Municipal Money Market Fund seeks to provide current income exempt from federal income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with the stability of principal.
The Limited Term Income Fund seeks to provide income consistent with limited fluctuation of principal. The Intermediate Income Fund and Investment Quality Bond Fund seek to provide a high level of income.
The Government Mortgage Fund seeks to provide a high level of current income consistent with safety of principal. The Fund for Income seeks to provide a high level of current income consistent with preservation of shareholders' capital. The National Municipal Bond Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital. The
New York Tax-Free Fund seeks to provide a high level of current income exempt from federal, New York State, and New York City income taxes, consistent with the preservation of shareholders' capital. The Ohio Municipal Bond Fund seeks to produce a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax. The Balanced Fund seeks to provide income and long-term growth of capital. The Stock Index Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index. The Diversified Stock Fund and the Growth Fund seek to provide long term growth of capital. The Value Fund seeks to provide long-term growth of capital and dividend income. The Special Value Fund seeks to provide long-term growth of capital and dividend income. The Special Growth Fund and The Ohio Regional Stock Fund seek to provide capital appreciation.
The International Growth Fund seeks to provide capital growth consistent with reasonable investment risk. The Lakefront Fund seeks to provide long-term growth of capital and income. The REI Fund seeks to provide total return through investments in real estate-related securities.

2. Reorganization

On June 13, 1997, the Investment Quality Bond Fund acquired all the net assets of the Government Bond Fund pursuant to a plan of reorganization approved by the Government Bond shareholders on May 16, 1997. The acquisition was accomplished by a tax-free exchange of 1,929,000 shares of the Investment Quality Bond Fund (valued at $18,518,000) for the 1,801,000 Class A shares and the 136,000 Class B shares of the Government Bond Fund outstanding on June 13, 1997. The Government Bond Fund's net assets at that date ($18,518,000), including $53,000 of unrealized appreciation, were combined with those of the Investment Quality Bond
Fund ($149,437,000).

3. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Investments of the U.S. Government Obligations Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund, and Ohio Municipal Money Market Fund (collectively "the money market funds") are valued at either amortized cost which approximates market value, or at original cost which, combined with accrued interest, approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market funds may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such instrument is subject to a demand feature within 397 days, or
(b) maintain a dollar-weighted-average portfolio maturity which exceeds
90 days.

Investments in common and preferred stocks, corporate bonds, commercial paper, municipal and foreign government bonds, U.S. Government securities and securities of U.S. Government agencies of the Limited Term Income
Fund, Intermediate Income Fund, Investment Quality Bond Fund, Government Mortgage Fund, Fund for Income, National Municipal Bond Fund, New
York Tax-Free Fund, Ohio Municipal Bond Fund, Balanced Fund, Stock
Index Fund, Diversified Stock Fund, Value Fund, Growth Fund, Special
Value Fund, Special Growth Fund, Ohio Regional Stock Fund, International Growth Fund, Lakefront Fund and REI Fund, (collectively "the variable net asset value funds"), and investments in Real Estate Investment
Trusts of the REI Fund are valued at their market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded or on the basis of valuation procedures approved by the Board of Trustees. Investments in investment companies are valued at their respective net asset values as reported by such companies. Investments in foreign securities, currency holdings and other assets and liabilities of the Balanced Fund and International
Growth Fund are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

Securities Transactions and Related Income:

Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date, net of foreign taxes withheld. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translation:

The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Balanced Fund and the International Growth Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Trust isolates that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market prices of securities held.

Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

Repurchase Agreements:

Each Fund may acquire repurchase agreements from financial institutions such as banks and broker-dealers which the Funds' investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Forward Currency Contracts:

A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date.
The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

Futures Contracts:

The Balanced Fund, Stock Index Fund, Diversified Stock Fund, Value
Fund, Growth Fund, Special Value Fund, Special Growth Fund, Ohio Regional Stock Fund, International Growth Fund, and Lakefront Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The Trust may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Trust the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Trust to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and /or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Securities Purchased on a When-Issued Basis:

Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby, involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Funds maintain cash and marketable securities at least equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis do not earn income until settlement date.

Securities Lending:

The U.S. Government Obligations Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund, Ohio Municipal Money Market Fund, Limited Term Income Fund, Intermediate Income Fund, Investment Quality Bond Fund, Government Mortgage Fund, Fund for Income, Balanced Fund, Stock Index Fund, Diversified Stock Fund, Value Fund, Growth
Fund, Special Value Fund, Special Growth Fund, Ohio Regional Stock
Fund, International Growth Fund, Lakefront Fund and the REI Fund may, from time to time, lend securities from their portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities approved by the Board. The Trust will limit its securities lending to 33 1/3% of the total assets of each Fund. Key Trust Company of Ohio, N.A. ("Key Trust"), an affiliate of the Adviser, serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"). Under guidelines established by the Board of Trustees, Key Trust must maintain the loan collateral at all times in an amount equal to at least 102% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities. Key Trust, at the direction of the Adviser, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. Loans are subject to termination by the Trust or the borrower at any time. During the year ended October 31, 1997, the Trust did not loan any securities.

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared and paid quarterly for the Stock Index Fund, Diversified
Stock Fund, Value Fund, Growth Fund, Special Value Fund, Special Growth Fund, Ohio Regional Stock Fund, International Growth Fund, Lakefront
Fund, and the REI Fund. Dividends from net investment income are declared and paid monthly for the Limited Term Income Fund, Intermediate Income
Fund, Investment Quality Bond Fund, Government Mortgage Fund, Fund for Income, National Municipal Bond Fund, New York Tax-Free Fund,
Ohio Municipal Bond Fund, and Balanced Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.
The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Other:

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or other appropriate basis. Fees paid under a Fund's shareholder servicing or distribution plans are borne by the specific class of shares to which they apply.

All expenses in connection with Lakefront and REI's organization and registration under the 1940 Act and the Securities Act of 1933 will be paid by those Funds. Such expenses are being amortized over a period of five years commencing with the respective inception dates.

4. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 1997 were as follows (amounts in thousands):


                                      Purchases     Sales
Limited Term Income Fund              $115,936      $133,532
Intermediate Income Fund               485,621       516,450
Investment Quality Bond Fund           398,969       371,833
Government Mortgage Fund               127,433       147,743
Fund for Income                          5,338         5,107
National Municipal Bond Fund            70,873        61,860
New York Tax-Free Fund                   4,485         2,344
Ohio Municipal Bond Fund                57,418        53,774
Balanced Fund                          334,570       319,219
Stock Index Fund                       153,451        37,428
Diversified Stock Fund                 515,589       419,315
Value Fund                             107,351       114,237
Growth Fund                             34,778        37,061
Special Value Fund                     176,221       131,848
Special Growth Fund                    172,958       179,669
Ohio Regional Stock Fund                 3,793         8,997
International Growth Fund              133,427       155,684
Lakefront Fund                           1,471           383
REI Fund                                 3,902           605

5. Related Party Transactions:

Investment advisory services are provided to all the Funds by Key
Asset Management Inc. ("the Adviser"), a wholly owned subsidiary of KeyBank National Association ("Key"), formerly Society National Bank, a wholly owned subsidiary of KeyCorp. On February 28, 1997, Key Asset Management Inc. became the surviving corporation after the reorganization of four indirect investment adviser subsidiaries of KeyCorp, including KeyCorp Mutual Fund Advisers. Lakefront Capital Investors, Inc. serves as the sub-adviser for the Lakefront Fund. Under the terms of the investment advisory agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the Funds. KeyTrust Company of Ohio, serving as custodian for all of the Funds, receives custodian fees in addition to reimbursement of actual out-of-pocket expenses incurred.

Key and its affiliated brokerage and banking companies also serve as Shareholder Servicing Agent for those funds with Shareholder Servicing Plans. As such, Key and its affiliates provide support services to their clients who are shareholders, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses.
For providing such services, Key and its affiliates may receive a fee of up to 0.25% of the average daily net assets of the Funds serviced. BISYS Fund Services (the "Administrator"), an indirect, wholly-owned subsidiary of The BISYS Group, Inc. ("BISYS") serves as the administrator and distributor to the Trust. Certain officers of the Trust are affiliated with BISYS. Such officers receive no direct payments or fees from the Trust for serving as officers.

Under the terms of the administration agreement, effective October
1, 1997, the Administrator's fee is computed at the annual rate of 0.15% of each Fund's average daily net assets of $300 million and less, 0.12% of each Fund's average daily net assets between $300 million and $600 million and 0.10% of each Fund's average daily net assets greater than $600 million. Under a Sub-Administration agreement, BISYS pays Key Asset Management Inc. a fee of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds. Prior to October 1, 1997, the Administrator's fee was computed at the annual rate of 0.15% of each Fund's average daily net assets. Pursuant to a 12b-1 Plan, the Distributor may receive fees computed at the annual rate of 0.75% of the average daily net assets of Class B Shares of the National Municipal Bond Fund, New
York Tax-Free Fund, Balanced Fund, Diversified Stock Fund, Special
Value Fund, Ohio Regional Stock Fund and International Growth Fund for providing distribution services and is entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended October 31, 1997, the Distributor received approximately $1,936,000 from commissions earned on sales of shares of the variable net asset value funds, a portion of which the Distributor reallowed to dealers of the Funds' shares including approximately $1,935,000 to affiliates of the Funds. BISYS Fund Services, Ohio, Inc. (the Company), an affiliate of BISYS, serves the Trust as Mutual Fund Accountant.
Under the terms of the Fund Accounting Agreement, the Company's fee is based on a percentage of average daily net assets.

Fees may be voluntarily reduced or reimbursed to assist the Trust in maintaining competitive expense ratios.

Additional information regarding related party transactions is as follows for the year ended October 31, 1997:


                                                          Investment
                                                           Advisory            Administration
                                                             Fees              Fees
                                                 Percentage
                                                 of Average      Voluntary     Voluntary
                                                 Daily           Fee           Fee
                                                 Net Assets      Reductions    Reductions
                                                                 (000)         (000)
U.S. Government Obligations Fund                 0.35%           $  --         $  --
Prime Obligations Fund                           0.35%              --            --
Financial Reserves Fund                          0.50%             301            --
Tax-Free Money Market Fund                       0.35%              38            --
Ohio Municipal Money Market Fund                 0.50%             833           376
Limited Term Income Fund                         0.50%              16            --
Intermediate Income Fund                         0.75%             341            --
Investment Quality Bond Fund                     0.75%             209            --
Government Mortgage Fund                         0.50%              --            --
Fund for Income                                  0.50%              92            18
National Municipal Bond Fund                     0.55%             240            --
New York Tax-Free Fund                           0.55%              73            16
Ohio Municipal Bond Fund                         0.60%              80            --
Balanced Fund                                    1.00%             354            --
Stock Index Fund                                 0.60%             574           568
Diversified Stock Fund                           0.65%              --            --
Value Fund                                       1.00%              --            --
Growth Fund                                      1.00%              --            --
Special Value Fund                               1.00%              --            --
Special Growth Fund                              1.00%              --            --
Ohio Regional Stock Fund                         0.75%              --            --
International Growth Fund                        1.10%              --            --
Lakefront Fund                                   1.00%               5            --
Real Estate Investment Fund                      1.00%              16             2

6. Capital Share Transactions:

Transactions in capital shares for the Funds with multiple share classes were as follows (amounts in thousands):


                                       National Municipal
                                           Bond Fund            New York Tax-Free Fund
                                   Year          Year            Year         Year
                                   Ended         Ended           Ended        Ended
                                   October 31,   October 31,     October 31,  October 31,
                                   1997          1996            1997         1996
Capital Transactions:
Class A Shares:
Proceeds from shares issued        $ 24,151      $ 63,557        $ 4,570      $ 2,391
Dividends reinvested                  1,600         1,520            559          547
Cost of shares redeemed             (16,416)      (39,445)        (3,498)      (4,419)
Total                              $  9,335      $ 25,632        $ 1,631      $(1,481)

Class B Shares:
Proceeds from shares issued        $    545      $  1,441        $   585      $   859
Dividends reinvested                     64            44            115           88
Cost of shares redeemed                (204)         (141)          (476)        (370)
Total                              $    405      $  1,344        $   224      $   577

Share Transactions:
Class A Shares:
Issued                                2,343         6,209            362          181
Reinvested                              156           152             44           43
Redeemed                             (1,596)       (3,912)          (277)        (341)
Total                                   903         2,449            129         (117)

Class B Shares:
Issued                                   53           143             46           67
Reinvested                                6             4              9            7
Redeemed                                (20)          (14)           (37)         (28)
Total                                    39           133             18           46


                                    Balanced Fund          Diversified Stock Fund       Special Value Fund
                               Year          Year         Year           Year         Year        Year
                               Ended         Ended        Ended          Ended        Ended       Ended
                               October 31,   October 31,  October 31,    October 31,  October 31, October 31,
                               1997          1996<F1>    1997           1996<F1>    1997        1996<F1>
Capital Transactions:
Class A Shares:
Proceeds from shares issued    $ 75,657      $ 84,671     $ 426,586      $133,383     $120,389    $ 87,823
Dividends reinvested             14,836         8,742        71,806        39,512       18,714       7,377
Cost of shares redeemed         (58,208)      (47,743)     (394,709)      (87,452)     (67,494)    (36,916)
Total                          $ 32,285      $ 45,670     $ 103,683      $ 85,443     $ 71,609    $ 58,284

Class B Shares:
Proceeds from shares issued    $  1,819      $  1,388     $  19,901      $  7,937     $  1,117     $   415
Dividends reinvested                 73            11         1,122            22           36          --
Cost of shares redeemed            (315)          (33)       (1,815)         (215)         (35)        (52)
Total                          $  1,577      $  1,366     $  19,208      $  7,744     $  1,118     $   363

Share Transactions:
Class A Shares:
Issued                            5,819         7,287        25,259         9,364        7,776       6,676
Reinvested                        1,167           753         4,810         3,020        1,357         591
Redeemed                         (4,438)       (4,110)      (23,399)       (6,199)      (4,402)     (2,842)
Total                             2,548         3,930         6,670         6,185        4,731       4,425
Class B Shares:
Issued                              139           118         1,220           537           73          30
Reinvested                            6             1            76             2            2          --
Redeemed                            (24)           (3)         (106)          (15)          (2)         (4)
Total                               121           116         1,190           524           73          26

<F1> Effective March 1, 1996, the Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.


                                     Ohio Regional               International
                                       Stock Fund                 Growth Fund
                               Year          Year          Year          Year
                               Ended         Ended         Ended         Ended
                               October 31,   October 31,   October 31,   October 31,
                               1997          1996<F1>     1997          1996<F1>
Capital Transactions:
Class A Shares:
Proceeds from shares issued    $  8,156      $ 7,754       $ 32,789      $ 47,527
Dividends reinvested                869        1,805          2,590           144
Cost of shares redeemed         (13,887)      (8,344)       (53,968)      (38,212)
Total                          $ (4,862)     $ 1,215       $(18,589)     $  9,459

Class B Shares:
Proceeds from shares issued    $    241      $   312       $     78      $    138
Dividends reinvested                  8           --              6            --
Cost of shares redeemed             (11)          (1)           (18)          (21)
Total                          $    238      $   311       $     66      $    117

Share Transactions:
Class A Shares:
Issued                              390          455          2,427         3,689
Reinvested                           45          111            201            11
Redeemed                           (678)        (492)        (3,995)       (2,994)
Total                              (243)          74         (1,367)          706

Class B Shares:
Issued                               12           18              6            11
Reinvested                           --           --              1            --
Redeemed                             --           --             (1)           (2)
Total                                12           18              6             9

<F1> Effective March 1, 1996, the Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.


                                           U.S. Government
                                          Obligations Fund
                                     Year               Year
                                     Ended              Ended
                                     October 31,        October 31,
                                     1997               1996<F1>
Capital Share Transactions:
Investor Shares:
Proceeds from shares issued          $ 1,096,594        $        --
Dividends reinvested                           9                 --
Cost of shares redeemed                 (640,492)                --
Total                                $   456,111        $        --

Select Shares:
Proceeds from shares issued          $ 3,000,667        $ 3,877,755
Dividends reinvested                      30,375             13,036
Cost of shares redeemed               (3,153,434)        (3,497,927)
Total                                $  (122,392)       $   392,864

<F1> Effective February 1, 1996, the U.S. Government Obligations Fund
      designated the existing shares as Select Shares and commenced offering Investor Shares.

7. Concentration of Credit Risk:

The Ohio Municipal Money Market Fund, New York Tax-Free Fund, and
Ohio Municipal Bond Fund invest primarily in debt obligations issued by the respective states and their political subdivisions, agencies and public authorities to obtain funds for various public purposes and the Ohio Regional Stock Fund invests in equity securities issued by organizations domiciled in Ohio. These Funds are more susceptible to economic and political factors that may adversely affect companies domiciled within each of the states and issuers of the States' specific municipal securities than are municipal bond funds and stock funds that are not geographically concentrated to the same extent.

8. Federal Income Tax Information (Unaudited):

For the taxable year ended October 31, 1997, the following percentages of income dividends paid by the following funds qualify for the dividends received deduction available to corporations:


                               Qualified Dividend Income
Balanced Fund                  31.43%
Stock Index Fund               54.74%
Lakefront Fund                 22.83%
Ohio Regional Stock Fund       98.97%
Value Fund                     62.75%
Diversified Stock Fund         35.01%
Growth Fund                    96.35%
Special Value Fund             48.15%
Real Estate Investment Fund    11.14%

The Victory Portfolios designate the following exempt-interest dividends for the year ended October 31, 1997 (amounts in thousands):


Tax Free Money Market Fund           $11,222
Ohio Municipal Money Market Fund      18,215
New York Tax-Free Bond Fund              914
National Municipal Bond Fund           1,905
Ohio Municipal Bond Fund               3,372

During the year ended October 31, 1997, the following Funds paid long-term capital gain distributions in the following amounts (amounts in thousands):

International Growth Fund      $ 4,172
Ohio Regional Stock Fund           866
Value Fund                      15,348
Diversified Stock Fund          44,747
Growth Fund                      4,653
Special Value Fund              10,709
Special Growth Fund              4,070
Balanced Fund                    8,222
Stock Index Fund                 4,803
New York Tax-Free Bond Fund         37

As of October 31, 1997, for Federal income tax purposes, the following funds have capital loss carryforwards available to offset future capital gains, if any (amounts in thousands):


                                        Amount      Expires
Financial Reserves Money Market Fund    $    13     2001
U.S. Government Obligations Fund             22     2002
National Municipal Bond Fund                131     2004
Limited Term Income Fund                  1,642     2002
Limited Term Income Fund                    553     2003
Limited Term Income Fund                    906     2005
Investment Quality Bond Fund              8,729     2002
Intermediate Income Fund                  2,498     2001
Intermediate Income Fund                  1,386     2002
Intermediate Income Fund                    869     2003
Intermediate Income Fund                    521     2005
Government Mortgage Fund                  1,969     2002
Government Mortgage Fund                    109     2005
Fund for Income                             704     2001
Fund for Income                             588     2002
Fund for Income                             328     2003

As of October 31, 1997, the following fund has additional capital loss carryforwards subject to limitations on availability to offset future capital gains, if any, as the successor of a merger with the Government Bond Fund (amounts in thousands):


                                  Amount     Expires
Investment Quality Bond Fund      $3,523     2001
Investment Quality Bond Fund       2,760     2002
Investment Quality Bond Fund         755     2003
Investment Quality Bond Fund           6     2004

The Victory Portfolios                                                                   Financial Highlights
                                                        U.S. Government Obligations Fund
                                  Investor        Select
                                  Shares<F2>      Shares<F2>
                                  Period          Year
                                  Ended           Ended
                                  October 31,     October 31,               Year Ended October 31,
                                  1997            1997            1996           1995<F3>     1994       1993
Net Asset Value,
Beginning of Period               $  1.000        $    1.000      $    1.000     $  1.000     $  1.000   $  1.000
Investment Activities
    Net investment income            0.041             0.047           0.049        0.052        0.032      0.026
Distributions
    Net investment income           (0.041)           (0.047)         (0.049)      (0.052)      (0.032)    (0.026)
Net Asset Value, End of Period    $  1.000        $    1.000      $    1.000     $  1.000     $  1.000   $  1.000
Total Return                          4.19%<F4>         4.75%           4.96%        5.38%        3.30%      2.62%

Ratios/Supplemental Data:
Net Assets, End of Period (000)   $456,133        $1,235,475      $1,357,817     $964,929     $412,048   $515,734
Ratio of expenses to
  average net assets                  0.56%<F5>         0.74%           0.61%        0.58%        0.63       0.60%
Ratio of net investment income
  to average net assets               4.95%<F5>         4.75%           4.84%        5.28%        3.20%      2.57%
Ratio of expenses to
  average net assets<F1>               <F6>              <F6>            <F6>        0.60%        0.80%       <F6>
Ratio of net investment income
  to average net assets<F1>            <F6>              <F6>            <F6>        5.26%        3.03%       <F6>

 <F1>  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
 <F2>  Effective January 8, 1997, the Fund designated the existing shares as Select Shares and commenced offering Investor Shares.
 <F3>  Effective June 5, 1995, the Victory U.S. Treasury Money Market Portfolio merged into the U.S. Government Obligations Fund.
       Financial highlights for the periods prior to June 5, 1995 represent the U.S. Government Obligations Fund.
 <F4>  Not annualized.
 <F5>  Annualized.
 <F6>  There were no voluntary fee reductions during the period.
See notes to financial statements.

The Victory Portfolios                                                                   Financial Highlights

                                                            Prime Obligations Fund
                                                             Year Ended October 31,
                                            1997        1996        1995        1994            1993
Net Asset Value,
Beginning of Period                         $  1.000    $  1.000    $  1.000    $  1.000        $  1.000
Investment Activities
    Net investment income                      0.048       0.047       0.051       0.035           0.030
    Net realized losses from
      investment transactions                     --          --          --      (0.003)             --
        Total from Investment Activities       0.048       0.047       0.051       0.032           0.030
Distributions
    Net investment income                     (0.048)     (0.047)     (0.051)     (0.035)         (0.030)
        Capital transactions                      --          --          --       0.003<F2>          --
Net Asset Value,
End of Period                               $  1.000    $  1.000    $  1.000    $  1.000        $  1.000
Total Return                                    4.89%       4.81%       5.26%       3.57%           3.05%

Ratios/Supplemental Data:
Net Assets, End of Period (000)             $736,449    $496,019    $456,266    $782,303        $720,024
Ratio of expenses to
  average net assets                            0.85%       0.87%       0.74%       0.62%           0.60%
Ratio of net investment income
  to average net assets                         4.79%       4.72%       5.09%       3.52%           2.96%
Ratio of expenses to
  average net assets<F1>                         <F3>        <F3>        <F3>       0.79%            <F3>
Ratio of net investment income
  to average net assets<F1>                      <F3>        <F3>        <F3>       3.35%            <F3>

 <F1>  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
 <F2>  During 1994, KeyCorp made a capital contribution of approximately $2,506,000 for losses realized from the disposition of certain securities.
 <F3>  There were no voluntary fee reductions during the period.
See notes to financial statements.

The Victory Portfolios                                                                   Financial Highlights

                                                     Financial Reserves Fund
                                                      Year Ended October 31,
                                    1997         1996        1995<F2>    1994       1993
Net Asset Value,
Beginning of Period                 $  1.000     $  1.000    $  1.000    $  1.000   $  1.000
Investment Activities
    Net investment income              0.049        0.049       0.054       0.035      0.030
Distributions
    Net investment income             (0.049)      (0.049)     (0.054)     (0.035)    (0.030)
Net Asset Value,
End of Period                       $  1.000     $  1.000    $  1.000    $  1.000   $  1.000
Total Return                            5.04%        5.00%       5.50%       3.57%      2.81%

Ratios/Supplemental Data:
Net Assets, End of Period (000)     $800,642     $767,990    $762,870    $433,266   $457,872
Ratio of expenses to
  average net assets                    0.67%        0.67%       0.60%       0.57%      0.55%
Ratio of net investment income
  to average net assets                 4.94%        4.89%       5.40%       3.48%      2.78%
Ratio of expenses to
  average net assets<F1>                0.71%        0.75%       0.76%       0.73%      0.70%
Ratio of net investment income
  to average net assets<F1>             4.90%        4.81%       5.24%       3.32%      2.63%

 <F1>  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
 <F2>  Effective June 5, 1995, the Victory Financial Reserves Portfolio became the Financial Reserves Fund.
See notes to financial statements.

The Victory Portfolios                                                                   Financial Highlights

                                              Tax-Free Money Market Fund
                                                 Year Ended October 31,
                                    1997        1996       1995        1994       1993
Net Asset Value,
Beginning of Period                 $  1.000    $  1.000   $  1.000    $  1.000   $  1.000
Investment Activities
    Net investment income              0.030       0.030      0.034       0.021      0.020
Distributions
    Net investment income             (0.030)     (0.030)    (0.034)     (0.021)    (0.020)
Net Asset Value,
End of Period                       $  1.000    $  1.000   $  1.000    $  1.000   $  1.000
Total Return                            3.07%       3.04%      3.42%       2.17%      2.06%

Ratios/Supplemental Data:
Net Assets, End of Period (000)     $412,224    $344,796   $307,726    $198,561   $189,351
Ratio of expenses to
  average net assets                    0.73%       0.78%      0.61%       0.60%      0.59%
Ratio of net investment income
  to average net assets                 3.03%       2.97%      3.36%       2.14%      2.04%
Ratio of expenses to
  average net assets<F1>                0.74%       0.80%      0.62%       0.79%      0.60%
Ratio of net investment income
  to average net assets<F1>             3.02%       2.95%      3.35%       1.95%      2.02%

 <F1>  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
See notes to financial statements.

The Victory Portfolios                                                                   Financial Highlights

                                                    Ohio Municipal Money Market Fund
                                                            Two
                                  Year         Year         Months
                                  Ended        Ended        Ended
                                  October 31,  October 31,  October 31,          Year Ended August 31,
                                  1997         1996         1995             1995<F2>    1994       1993
Net Asset Value,
Beginning of Period               $  1.000     $  1.000     $  1.000         $  1.000    $  1.000   $  1.000
Investment Activities
    Net investment income            0.030        0.030        0.006            0.033       0.021      0.021
Distributions
    Net investment income           (0.030)      (0.030)      (0.006)          (0.033)     (0.021)    (0.021)
Net Asset Value,
End of Period                     $  1.000     $  1.000     $  1.000         $  1.000    $  1.000   $  1.000
Total Return                          3.01%        3.11%        0.55%<F3>        3.33%       2.10%      2.14%

Ratios/Supplemental Data:
Net Assets, End of Period (000)   $650,978     $561,131     $510,632         $502,453    $318,132   $262,681
Ratio of expenses to
  average net assets                  0.75%        0.67%        0.64%<F4>        0.63%       0.65%      0.65%
Ratio of net investment income
  to average net assets               2.97%        3.03%        3.31%<F4>        3.33%       2.08%      2.12%
Ratio of expenses to
  average net assets<F1>              0.94%        0.97%        0.92%<F4>        0.94%       0.76%      0.72%
Ratio of net investment income
  to average net assets<F1>           2.78%        2.73%        3.03%<F4>        3.02%       1.97%      2.05%

 <F1>  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
 <F2>  Effective June 5, 1995, the Victory Ohio Municipal Money Market Portfolio became the Ohio Municipal Money Market Fund.
 <F3>  Not annualized.
 <F4>  Annualized.
See notes to financial statements.

The Victory Portfolios                                                                   Financial Highlights

                                                       Limited Term Income Fund
                                                        Year Ended October 31,
                                           1997       1996       1995<F2>    1994        1993
Net Asset Value,
Beginning of Period                        $ 10.01    $ 10.15    $   9.88    $ 10.53     $ 10.45
Investment Activities
    Net investment income                     0.61       0.63        0.57       0.54        0.57
    Net realized and unrealized
      gains (losses) from investments        (0.07)     (0.14)       0.27      (0.61)       0.08
        Total from Investment Activities      0.54       0.49        0.84      (0.07)       0.65
Distributions
    Net investment income                    (0.61)     (0.62)      (0.57)     (0.54)      (0.57)
    In excess of net investment income          --      (0.01)         --         --          --
    Net realized gains                          --         --          --      (0.04)         --
        Total Distributions                  (0.61)     (0.63)      (0.57)     (0.58)      (0.57)
Net Asset Value, End of Period             $  9.94    $ 10.01    $  10.15    $  9.88     $ 10.53
Total Return (excludes sales charges)         5.57%      4.94%       8.77%     (0.66)%      6.39%

Ratios/Supplemental Data:
Net Assets, End of Period (000)            $81,913    $90,019    $172,002    $79,150     $81,771
Ratio of expenses to
  average net assets                          0.85%      0.86%       0.78%      0.79%       0.77%
Ratio of net investment income
  to average net assets                       6.06%      5.90%       5.77%      5.29%       5.49%
Ratio of expenses to
  average net assets<F1>                      0.87%      0.89%       0.79%      0.97%       0.78%
Ratio of net investment income
  to average net assets<F1>                   6.04%      5.87%       5.76%      5.10%       5.48%
Portfolio turnover                             139%       221%         97%        41%         50%

 <F1>  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
 <F2>  Effective June 5, 1995, the Victory Short-Term Government Income Portfolio merged into the Limited Term Income Fund.
       Financial highlights for the periods prior to June 5, 1995 represent the Limited Term Income Fund.
See notes to financial statements.

The Victory Portfolios                                                                   Financial Highlights

                                                        Intermediate Income Fund
                                           Year          Year         Year          December 30,
                                           Ended         Ended        Ended         1993
                                           October 31,   October 31,  October 31,   to October 31,
                                           1997          1996         1995          1994<F2>
Net Asset Value,
Beginning of Period                        $   9.56      $   9.69     $   9.25      $  10.00
Investment Activities
    Net investment income                      0.56          0.56         0.60          0.52
    Net realized and unrealized gains
      (losses) from investments                0.05         (0.13)        0.44         (0.76)
        Total from Investment Activities       0.61          0.43         1.04         (0.24)
Distributions
    Net investment income                     (0.56)        (0.56)       (0.60)        (0.51)
Net Asset Value, End of Period             $   9.61      $   9.56     $   9.69      $   9.25
Total Return (excludes sales charges)          6.62%         4.56%       11.65%        (2.48)%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)            $248,841      $272,087     $163,281      $112,923
Ratio of expenses to
  average net assets                           0.96%         0.94%        0.82%         0.79%<F4>
Ratio of net investment income
  to average net assets                        5.87%         5.81%        6.32%         6.23%<F4>
Ratio of expenses to
  average net assets<F1>                       1.09%         1.11%        1.06%         1.25%<F4>
Ratio of net investment income
  to average net assets<F1>                    5.74%         5.64%        6.08%         5.77%<F4>
Portfolio turnover                              195%          164%          98%           55%

 <F1>  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
 <F2>  Period from commencement of operations.
 <F3>  Not annualized.
 <F4>  Annualized.
See notes to financial statements.

The Victory Portfolios                                                                   Financial Highlights

                                                         Investment Quality Bond Fund
                                             Year          Year          Year          December 30,
                                             Ended         Ended         Ended         1993
                                             October 31,   October 31,   October 31,   to October 31,
                                             1997<F6>      1996          1995 <F5>     1994<F2>
Net Asset Value,
Beginning of Period                          $   9.63      $   9.76      $   9.10      $ 10.00
Investment Activities
    Net investment income                        0.57          0.57          0.62         0.53
    Net realized and unrealized gains
      (losses) from investments                  0.14         (0.13)         0.67        (0.92)
        Total from Investment Activities         0.71          0.44          1.29        (0.39)
Distributions
    Net investment income                       (0.56)        (0.56)        (0.62)       (0.51)
    In excess of net investment income             --            --         (0.01)          --
    Tax return of capital                          --         (0.01)           --           --
        Total Distributions
Net Asset Value, End of Period               $   9.78      $   9.63      $   9.76       $  9.10
Total Return (excludes sales charges)            7.67%         4.65%        14.63%        (3.92)%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)              $181,007      $150,807      $125,248       $94,685
Ratio of expenses to
  average net assets                             1.04%         1.01%         0.88%         0.79%<F4>
Ratio of net investment income
  to average net assets                          5.90%         5.99%         6.59%         6.33%<F4>
Ratio of expenses to
  average net assets<F1>                         1.17%         1.14%         1.10%         1.25%<F4>
Ratio of net investment income
  to average net assets<F1>                      5.77%         5.86%         6.37%         5.87%<F4>
Portfolio turnover                                249%          182%          160%           90%

 <F1>  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
 <F2>  Period from commencement of operations.
 <F3>  Not annualized.
 <F4>  Annualized.
 <F5>  Effective June 5, 1995, the Victory Corporate Bond Portfolio merged into the Investment Quality Bond Fund.
       Financial highlights for the periods prior to June 5, 1995 represent the Investment Quality Bond Fund.
 <F6>  Effective June 13, 1997, the Victory Government Bond Fund merged into the Investment Quality Bond Fund.
       Financial highlights for the periods prior to June 13, 1997 represent the Investment Quality Bond Fund.
See notes to financial statements.

The Victory Portfolios                                                                   Financial Highlights

                                                        Government Mortgage Fund
                                                          Year Ended October 31,
                                             1997         1996       1995       1994        1993
Net Asset Value,
Beginning of Period                          $  10.76     $  10.86   $  10.33   $  11.36    $  11.07
Investment Activities
    Net investment income                        0.69         0.70       0.72       0.68        0.66
    Net realized and unrealized
      gains(losses) from investments             0.16        (0.12)      0.62      (1.02)       0.32
        Total from Investment Activities         0.85         0.58       1.34      (0.34)       0.98
Distributions
    Net investment income                       (0.68)       (0.67)     (0.71)     (0.67)      (0.66)
    Net realized gains                             --           --         --      (0.02)      (0.03)
    In excess of net realized gains                --           --      (0.08)        --          --
    Tax return of capital                         <F3>       (0.01)     (0.02)        --          --
        Total Distributions                     (0.68)       (0.68)     (0.81)     (0.69)      (0.69)
Net Asset Value, End of Period               $  10.93     $  10.76   $  10.86   $  10.33    $  11.36
Total Return (excludes sales charges)            8.22%        5.54%     13.55%     (3.01)%      9.05%

Ratios/Supplemental Data:
Net Assets, End of Period (000)              $103,761     $125,992   $136,103   $148,168    $132,738
Ratio of expenses to
  average net assets                             0.85%        0.89%      0.77%      0.76%       0.75%
Ratio of net investment income
  to average net assets                          6.32%        6.46%      6.81%      6.38%       5.92%
Ratio of expenses to
  average net assets<F1>                          <F2>        0.90%      0.79%      0.96%       0.76%
Ratio of net investment income
  to average net assets<F1>                       <F2>        6.45%      6.80%      6.18%       5.92%
Portfolio turnover                                115%         127%        59%       132%         50%

 <F1>  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
 <F2>  There were no voluntary fee reductions during the period.
 <F3>  Amount rounds to less than $0.01.
See notes to financial statements.

The Victory Portfolios                                                                   Financial Highlights

                                                                  Fund for Income
                                                                            February 1,
                                                                            1994
                                                                            through
                                                Year Ended October 31,      October 31,        Year Ended January 31,
                                         1997        1996       1995<F4>    1994                1994          1993
Net Asset Value,
Beginning of Period                      $  9.77     $  9.93    $  9.43     $ 10.14             $ 10.57       $ 10.55
Investment Activities
    Net investment income                   0.68        0.68       0.73        0.52                0.80          0.80
    Net realized and unrealized
      gains (losses) on investments         0.03       (0.08)      0.43       (0.71)              (0.41)         0.06
        Total from
          Investment Activities             0.71        0.60       1.16       (0.19)               0.39          0.86
Distributions
    Net investment income                  (0.67)      (0.68)     (0.66)      (0.51)              (0.80)        (0.80)
    In excess of net
      investment income                       --       (0.03)        --       (0.01)                 --            --
  Net realized gains                          --          --         --          --               (0.02)        (0.04)
  Tax return of capital                       --       (0.05)        --          --                  --            --
        Total Distributions                (0.67)      (0.76)     (0.66)      (0.52)              (0.82)        (0.84)
Net Asset Value, End of Period           $  9.81     $  9.77    $  9.93     $  9.43             $ 10.14       $ 10.57
Total Return (excludes sales charges)       7.58%       6.35%     12.75%      (1.99)%<F2>          3.75%         8.45%

Ratios/Supplemental Data:
Net Assets, End of Period (000)          $22,101     $20,816    $22,756     $29,358             $46,632       $55,075
Ratio of expenses to
  average net assets                        0.99%       1.02%      1.12%       1.12%<F3>           1.13%         1.12%
Ratio of net investment income
  to average net assets                     6.98%       7.05%      7.62%       7.21%<F3>           7.65%         7.56%
Ratio of expenses to
  average net assets<F1>                    1.63%       1.73%      1.58%       1.26%<F3>            <F5>          <F5>
Ratio of net investment income
  to average net assets<F1>                 6.34%       6.34%      7.16%       7.07%<F3>            <F5>          <F5>
Portfolio turnover                            26%         25%        35%         18%                 47%           23%

 <F1>  During the period, certain fees were voluntarily reduced and/or reimbursed.
       If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 <F2>  Not annualized.
 <F3>  Annualized.
 <F4>  Effective June 5, 1995, the Victory Fund For Income Portfolio became the Fund For Income.
 <F5>  There were no voluntary fee reductions during the period.
See notes to financial statements.

The Victory Portfolios                                                                   Financial Highlights

                                                National Municipal Bond Fund
                                                         Class A
                                                                        Six
                                      Year           Year               Months           Year
                                      Ended          Ended              Ended            Ended
                                      October 31,    October 31,        October 31,      April 30,
                                      1997           1996               1995<F5>         1995<F6>
Net Asset Value,
  Beginning of Period                 $ 10.16        $ 10.06            $  9.59          $ 9.64
Investment Activities
Net investment income                    0.45           0.44               0.24            0.44
    Net realized and
      unrealized gains (losses)
      from investments                   0.35           0.13               0.46           (0.05)
        Total from
          Investment Activities          0.80           0.57               0.70            0.39
Distributions
    Net investment income               (0.45)         (0.44)             (0.23)          (0.44)
    In excess of net
      investment income                    --             --                 --              --
    In excess of net realized gains        --          (0.03)                --              --
        Total Distributions             (0.45)         (0.47)             (0.23)          (0.44)
Net Asset Value,
  End of Period                       $ 10.51        $ 10.16            $ 10.06          $ 9.59
Total Return
  (excludes sales charges)               8.10%          5.83%              7.39%<F3>       4.21%

Ratios/Supplemental Data:
Net Assets, End of Period (000)       $47,705        $36,958            $11,964          $5,118
Ratio of expenses to
  average net assets                     0.36%          0.29%              0.02%<F4>       0.20%
Ratio of net investment income
  (loss) to average net assets           4.43%          4.37%              5.11%<F4>       5.01%
Ratio of expenses to
  average net assets<F1>                 1.27%          1.35%              2.57%<F4>       3.95%
Ratio of net investment income
  to average net assets<F1>              3.52%          3.31%              2.56%<F4>       1.26%
Portfolio turnover<F7>                    154%           143%                72%             52%

 <F1>  During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 <F2>  Period from commencement of operations.
 <F3>  Not annualized.
 <F4>  Annualized.
 <F5>  Effective June 5, 1995, the Victory National Municipal Bond Portfolio became the National Municipal Bond Fund.
 <F6>  Effective September 26, 1994, the Fund designated the existing shares as Class A Shares and commenced offering Class B
       Shares.
 <F7>  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

The Victory Portfolios                                                                   Financial Highlights

                                                        National Municipal Bond Fund
                                                                 Class B
                                                                Six              September
                                    Year          Year          Months           26,             February 3,
                                    Ended         Ended         Ended            1994 to         1994 to
                                    October 31,   October 31,   October 31,      April 30,       April 30,
                                    1997          1996          1995<F5>         1995<F6>        1994<F2>
Net Asset Value,
  Beginning of Period               $10.16        $10.07        $ 9.59           $ 9.53           $10.00
Investment Activities
Net investment income                 0.33          0.35          0.20             0.28             0.08
    Net realized and
      unrealized gains (losses)
      from investments                0.34          0.13          0.47             0.05            (0.36)
        Total from
          Investment Activities       0.67          0.48          0.67             0.33            (0.28)
Distributions
    Net investment income            (0.32)        (0.35)        (0.19)           (0.27)           (0.08)
    In excess of net
      investment income                 --         (0.01)           --               --               --
    In excess of net realized gains     --         (0.03)           --               --               --
        Total Distributions          (0.32)        (0.39)        (0.19)           (0.27)           (0.08)
Net Asset Value,
  End of Period                     $10.51        $10.16        $10.07           $ 9.59           $ 9.64
Total Return
  (excludes sales charges)            6.74%         4.85%         6.99%<F3>        3.54%<F3>       (2.82)%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)     $2,288        $1,808        $  456           $  147          $   494
Ratio of expenses to
  average net assets                  1.60%         1.20%         0.96%<F4>       (0.05)%<F4>       0.65%<F4>
Ratio of net investment income
  (loss) to average net assets        3.18%         3.50%         4.15%<F4>        4.35%<F4>        3.15%<F4>
Ratio of expenses to
  average net assets<F1>              2.62%         2.17%         3.67%<F4>        2.63%<F4>       26.10%<F4>
Ratio of net investment income
  to average net assets<F1>           2.16%         2.53%         1.44%<F4>        1.67%<F4>      (22.30)%<F4>
Portfolio turnover<F7>                 154%          143%           72%              52%              13%

 <F1>  During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 <F2>  Period from commencement of operations.
 <F3>  Not annualized.
 <F4>  Annualized.
 <F5>  Effective June 5, 1995, the Victory National Municipal Bond Portfolio became the National Municipal Bond Fund.
 <F6>  Effective September 26, 1994, the Fund designated the existing shares as Class A Shares and commenced offering Class B
       Shares.
 <F7>  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

The Victory Portfolios                                                                   Financial Highlights

                                                 New York Tax-Free Fund
                                                       Class A
                                                                                    January 1,
                                                                                    1994 to
                                             Year Ended October 31,                 October 31,
                                    1997        1996              1995<F4>          1994<F5>
Net Asset Value,
  Beginning of Period               $ 12.73     $ 12.85           $ 12.39           $ 13.54
Investment Activities
    Net investment income              0.68        0.68              0.87              0.57
    Net realized and unrealized
      gains (losses)
      from investments                 0.03       (0.11)             0.42             (1.15)
        Total from
          Investment Activities        0.71        0.57              1.29             (0.58)
Distributions
    Net investment income             (0.72)      (0.68)            (0.83)            (0.57)
    In excess of net
      investment income                  --          --                --                --
    Net realized gains                (0.04)      (0.01)               --                --
        Total Distributions           (0.76)      (0.69)            (0.83)            (0.57)
Net Asset Value,
End of Period                       $ 12.68     $ 12.73           $ 12.85           $ 12.39
Total Return
  (excludes sales charges)             5.77%       4.53%            10.82%            (4.31)%<F2>

Ratios/Supplemental Data:
Net Assets, End of Period (000)     $15,335     $13,754           $15,374           $17,840
Ratio of expenses to
  average net assets                   0.94%       0.93%             1.16%             0.91%<F3>
Ratio of net investment income
  to average net assets                5.32%       5.25%             5.50%             5.33%<F3>
Ratio of expenses to
  average net assets<F1>               1.49%       1.58%             1.96%             1.25%<F3>
Ratio of net investment income
  to average net assets<F1>            4.77%       4.60%             4.70%             4.99%<F3>
Portfolio turnover<F7>                   11%          0%               18%               18%

 <F1>  During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 <F2>  Not annualized.
 <F3>  Annualized.
 <F4>  Effective June 5, 1995, the Victory New York Tax-Free Portfolio became the New York Tax-Free Fund.
 <F5>  Effective September 26, 1994, the Fund designated the existing shares as Class A Shares and commenced offering Class B
       Shares.
 <F6>  Amount is less than $1,000.
 <F7>  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

The Victory Portfolios                                                                   Financial Highlights

                                                          New York Tax-Free Fund
                                                                  Class B
                                                                                   September,
                                                                                   26,               Year
                                                                                   1994 to           Ended
                                               Year Ended October 31,              October 31,       December 31,
                                        1997        1996           1995<F4>        1994<F5>         1993
Net Asset Value,
  Beginning of Period                   $12.74      $12.86         $12.39          $12.62            $ 12.76
Investment Activities
    Net investment income                 0.57        0.57           0.85            0.07               0.70
    Net realized and unrealized
      gains (losses)
      from investments                    0.03       (0.10)          0.36           (0.23)              0.84
        Total from
          Investment Activities           0.60        0.47           1.21           (0.16)              1.54
Distributions
    Net investment income                (0.56)      (0.57)         (0.74)          (0.07)             (0.70)
    In excess of net
      investment income                  (0.05)      (0.01)            --              --                 --
    Net realized gains                   (0.04)      (0.01)            --              --              (0.06)
        Total Distributions              (0.65)      (0.59)         (0.74)          (0.07)             (0.76)
Net Asset Value,
  End of Period                         $12.69      $12.74         $12.86          $12.39            $ 13.54
Total Return
  (excludes sales charges)                4.88%       3.72%         10.18%          (1.25)%<F2>        12.34%

Ratios/Supplemental Data:
Net Assets, End of Period (000)         $2,731      $2,515         $1,953             <F6>           $28,530
Ratio of expenses to
  average net assets                      1.82%       1.65%          2.02%           0.52%<F3>          0.87%
Ratio of net investment income
  to average net assets                   4.46%       4.52%          5.94%           5.94%<F3>          5.28%
Ratio of expenses to
  average net assets<F1>                  2.68%       2.34%          2.25%           0.86%<F3>          0.96%
Ratio of net investment income
  to average net assets<F1>               3.60%       3.83%          5.71%           5.60%<F3>          5.19%
Portfolio turnover<F7>                      11%          0%            18%             18%                12%

 <F1>  During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 <F2>  Not annualized.
 <F3>  Annualized.
 <F4>  Effective June 5, 1995, the Victory New York Tax-Free Portfolio became the New York Tax-Free Fund.
 <F5>  Effective September 26, 1994, the Fund designated the existing shares as Class A Shares and commenced offering Class B
       Shares.
 <F6>  Amount is less than $1,000.
 <F7>  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

The Victory Portfolios                                                                   Financial Highlights

                                                                 Ohio Municipal Bond Fund
                                                                   Year Ended October 31,
                                               1997        1996           1995<F1>       1994            1993
Net Asset Value,
Beginning of Period                            $ 11.43     $ 11.32        $ 10.33        $ 11.52         $ 10.52
Investment Activities
    Net investment income                         0.53        0.54           0.52           0.49            0.52
    Net realized and unrealized
      gains (losses) from investments             0.29        0.11           1.00          (0.94)           1.00
        Total from Investment Activities          0.82        0.65           1.52          (0.45)           1.52
Distributions
    Net investment income                        (0.53)      (0.54)         (0.52)         (0.49)          (0.52)
    In excess of net investment income              --          --          (0.01)            --              --
    Net realized gains                              --          --             --          (0.25)             --
        Total Distributions                      (0.53)      (0.54)         (0.53)         (0.74)          (0.52)
Net Asset Value, End of Period                 $ 11.72     $ 11.43        $ 11.32        $ 10.33         $ 11.52
Total Return (excludes sales charges)             7.37%       5.87%         15.03%         (4.08)%         14.75%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                $78,043     $73,463        $60,031        $57,704         $50,676
Ratio of expenses to
  average net assets                              0.89%       0.89%          0.66%          0.51%           0.42%
Ratio of net investment income
  to average net assets                           4.60%       4.72%          4.78%          4.58%           4.77%
Ratio of expenses to
  average net assets<F1>                          0.99%       1.05%          0.94%          1.09%           0.86%
Ratio of net investment income
  to average net assets<F1>                       4.50%       4.56%          4.49%          4.01%           4.33%
Portfolio turnover                                  74%         81%           125%            53%            151%

 <F1>  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
See notes to financial statements.

The Victory Portfolios                                                                   Financial Highlights

                                                            Balanced Fund
                                    Class A Shares          Class B Shares
                                                                       March 1,                      December 30,
                                 Year        Year         Year         1996          Year            1993
                                 Ended       Ended        Ended        through       Ended           through
                                 October 31, October 31,  October 31,  October 31,   October 31,     October 31,
                                 1997        1996<F5>     1997         1996<F5>      1995            1994<F2>
Net Asset Value,
Beginning of Period              $  12.33    $  11.01     $ 12.34      $ 11.51       $   9.62        $  10.00
Investment Activities
    Net investment income            0.36        0.36        0.19         0.14           0.41            0.33
    Net realized
    and unrealized
      gains (losses) from
      investments
      and foreign currencies         1.90        1.39        1.89         0.85           1.40           (0.39)
        Total from Investment
        Activities                   2.26        1.75        2.08         0.99           1.81           (0.06)
Distributions
    Net investment income           (0.35)      (0.36)      (0.17)       (0.14)         (0.41)          (0.32)
    In excess of net
    investment income                  --          --          --        (0.02)         (0.01)             --
    Net realized gains              (0.37)      (0.07)      (0.37)          --             --              --
        Total Distributions         (0.72)      (0.43)      (0.54)       (0.16)         (0.42)          (0.32)
Net Asset Value,
End of Period                    $  13.87    $  12.33     $ 13.88      $ 12.34       $  11.01        $   9.62
Total Return
(excludes sales charges)            19.02%      16.27%      17.43%       15.73%<F6>     19.24%          (0.57)%<F3>

Ratios/Supplemental Data:
Net Assets,
End of Period (000)              $342,933    $273,553     $ 3,291      $ 1,432       $201,073        $127,285
Ratio of expenses to
  average net assets                 1.25%       1.27%       2.56%        2.46%<F4>      0.98%           0.87%<F4>
Ratio of net investment income
  to average net assets              2.69%       3.14%       1.36%        1.78%<F4>      4.05%           3.97%<F4>
Ratio of expenses to
  average net assets<F1>             1.36%       1.43%       2.95%        2.67%<F4>      1.36%           1.49%<F4>
Ratio of net investment income
  to average net assets<F1>          2.58%       2.98%       0.97%        1.57%<F4>      3.67%           3.35%<F4>
Portfolio turnover<F7>                109%         80%        109%          80%            69%            118%
Average commission
rate paid<F8>                    $ 0.0356    $ 0.0084     $0.0356      $0.0084             --              --

 <F1>  During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 <F2>  Period from commencement of operations.
 <F3>  Not annualized.
 <F4>  Annualized.
 <F5>  Effective March 1, 1996, the Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.
 <F6>  Represents total return for the Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class
       B Shares for the period March 1, 1996 through October 31, 1996. The total return for the Class B Shares for the period from
       March 1, 1996 through October 31, 1996 was 8.72%.
 <F7>  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 <F8>  Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.
See notes to financial statements.

The Victory Portfolios                                                                   Financial Highlights

                                                            Stock Index Fund
                                                                                   December 3,
                                                                                   1993
                                                  Year Ended October 31,           to October 31,
                                            1997           1996        1995        1994<F2>
Net Asset Value,
Beginning of Period                         $  14.85       $  12.50    $  10.18    $ 10.00
Investment Activities
    Net investment income                       0.29           0.28        0.27       0.20
    Net realized and unrealized
      gains from investments                    4.23           2.58        2.31       0.16
        Total from Investment Activities        4.52           2.86        2.58       0.36
Distributions
    Net investment income                      (0.29)         (0.28)      (0.26)     (0.18)
    Net realized gains                         (0.33)         (0.23)         --         --
        Total Distributions                    (0.62)         (0.51)      (0.26)     (0.18)
Net Asset Value,
End of Period                               $  18.75       $  14.85    $  12.50    $ 10.18
Total Return (excludes sales charges)          31.16%         23.38%      25.72%      3.66%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)              $465,015      $277,124    $160,822    $89,686
Ratio of expenses to
  average net assets                             0.56%         0.57%       0.55%      0.58%<F4>
Ratio of net investment income
  to average net assets                          1.74%         2.14%       2.53%      2.35%<F4>
Ratio of expenses to
  average net assets<F1>                         0.86%         0.89%       0.87%      1.10%<F4>
Ratio of net investment income
  to average net assets<F1>                      1.44%         1.82%       2.21%      1.82%<F4>
Portfolio turnover  11%  4%  12%  1%
Average commission rate paid<F5>             $ 0.0212      $ 0.0186          --         --

 <F1>  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
 <F2>  Period from commencement of operations.
 <F3>  Not annualized.
 <F4>  Annualized.
 <F5>  Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.
See notes to financial statements.

The Victory Portfolios                                                                   Financial Highlights

                                                           Diversified Stock Fund
                               Class A Shares          Class B Shares
                                                                 March 1,
                           Year        Year         Year         1996
                           Ended,      Ended        Ended        through
                           October 31, October 31,  October 31,  October 31,                Year Ended October 31,
                           1997        1996<F2>     1997         1996<F2>          1995            1994              1993
Net Asset Value,
  Beginning of Period      $  15.75    $  13.62     $ 15.71      $ 14.18           $  12.68        $  13.39          $  12.16
Investment Activities
    Net investment income      0.16        0.20       (0.06)        0.07               0.27            0.25              0.18
    Net realized and
    unrealized
      gains from
      investments              3.84        3.21        3.85         1.57               2.33            0.64              1.50
        Total from
          Investment
          Activities           4.00        3.41        3.79         1.64               2.60            0.89              1.68
Distributions
    Net investment income     (0.16)      (0.19)         --        (0.07)             (0.27)          (0.23)            (0.21)
    In excess of net
      investment income          --          --       (0.05)       (0.04)             (0.01)             --                --
    Net realized gains        (1.83)      (1.09)      (1.83)          --              (1.38)          (1.37)            (0.24)
        Total
        Distributions         (1.99)      (1.28)      (1.88)       (0.11)             (1.66)          (1.60)            (0.45)
Net Asset Value,
End of Period              $  17.76    $  15.75     $ 17.62      $ 15.71           $  13.62        $  12.68          $  13.39
Total Return
  (excludes sales charges)    27.96%      27.16%      26.48%       26.61%<F4>         23.54%           7.39%            14.04%

Ratios/Supplemental Data:
Net Assets,
End of Period (000)        $762,270    $571,153     $30,198      $ 8,228           $409,549        $263,227          $257,405
Ratio of expenses to
  average net assets           1.03%       1.05%       2.19%        2.07%<F3>          0.92%           0.89%             0.89%
Ratio of net
investment income
  to average net assets         0.97%      1.40%      (0.29)%       0.11%<F3>          2.11%           2.06%             1.45%
Ratio of expenses to
  average net assets <F1>        <F7>      1.08%        <F7>        2.08%<F3>          0.95%           1.10%             0.90%
Ratio of net
investment income
  to average net
  assets<F1>                     <F7>      1.37%        <F7>        0.10%<F3>          2.07%           1.86%             1.43%
Portfolio
turnover<F5>                      63%        94%         63%          94%                75%            104%               86%
Average commission
rate paid<F6>               $ 0.0505   $ 0.0504     $0.0505      $0.0504                 --              --                --

 <F1>  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
 <F2>  Effective March 1, 1996, the Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.
 <F3>  Annualized.
 <F4>  Represents total return for the Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class
       B Shares for the Period March 1, 1996 through October 31, 1996. The total return for the Class B shares for the period from
       March 1, 1996 through October 31, 1996 was 11.62%.
 <F5>  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 <F6>  Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.
 <F7>  There were no voluntary fee reductions during the period.
See notes to financial statements.

The Victory Portfolios                                                                   Financial Highlights

                                                                 Value Fund
                                            Year         Year            Year           December 3,
                                            Ended        Ended           Ended          1993
                                            October 31,  October 31,     October 31,    to October 31,
                                            1997         1996            1995<F5>       1994<F2>
Net Asset Value,
Beginning of Period                         $  14.18     $  11.87        $  10.13       $  10.00
Investment Activities
    Net investment income                       0.15         0.20            0.27           0.21
    Net realized and unrealized
    gains from investments                      3.57         2.65            1.92           0.11
        Total from Investment Activities        3.72         2.85            2.19           0.32
Distributions
    Net investment income                      (0.16)       (0.20)          (0.27)         (0.19)
    In excess of net investment income            --           --           (0.01)            --
    Net realized gains                         (0.67)       (0.34)          (0.17)            --
        Total Distributions                    (0.83)       (0.54)          (0.45)         (0.19)
Net Asset Value, End of Period              $  17.07     $  14.18        $  11.87       $  10.13
Total Return (excludes sales charges)          27.24%       24.66%          22.28%          3.27%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)             $472,047     $382,083        $295,871       $188,184
Ratio of expenses to
  average net assets                            1.32%        1.33%           0.99%          0.92%<F4>
Ratio of net investment income
  to average net assets                         0.93%        1.56%           2.55%          2.32%<F4>
Ratio of expenses to
  average net assets<F1>                         <F7>        1.35%           1.30%          1.48%<F4>
Ratio of net investment income
  to average net assets<F1>                      <F7>        1.54%           2.24%          1.76%<F4>
Portfolio turnover                                25%          28%             23%            39%
Average commission rate paid<F6>            $ 0.0530     $ 0.0524              --             --

 <F1>  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
 <F2>  Period from commencement of operations.
 <F3>  Not annualized.
 <F4>  Annualized.
 <F5>  Effective June 5, 1995, the Victory Equity Income Portfolio merged into the Value Fund. Financial highlights for the periods prior to June 5, 1995 represent the Value Fund.
 <F6>  Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.
 <F7>  There were no voluntary fee reductions during the period.
See notes to financial statements.

The Victory Portfolios                                                                   Financial Highlights

                                                         Growth Fund
                                                                                   December 3,
                                                                                   1993
                                               Year Ended October 31,              to October 31,
                                     1997          1996           1995<F5>         1994<F2><F6>
Net Asset Value,
Beginning of Period                  $  14.57      $  12.15       $  10.23         $ 10.00
Investment Activities
    Net investment income                0.03          0.08           0.11            0.10
    Net realized and unrealized
    gains on investments                 4.07          2.93           1.97            0.22
        Total from Investment
        Activities                       4.10          3.01           2.08            0.32
Distributions
    Net investment income               (0.04)        (0.08)         (0.11)          (0.09)
    Net realized gains                  (0.62)        (0.51)         (0.05)             --
        Total Distributions             (0.66)        (0.59)         (0.16)          (0.09)
Net Asset Value,
End of Period                        $  18.01      $  14.57       $  12.15         $ 10.23
Total Return
(excludes sales charges)                29.08%        25.66%         20.54%           3.22%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)      $185,533      $147,753       $108,253         $66,921
Ratio of expenses to
  average net assets                     1.34%         1.33%          1.07%           0.94%<F4>
Ratio of net investment income
  to average net assets                  0.19%         0.64%          1.00%           1.10%<F4>
Ratio of expenses to
  average net assets<F1>                  <F8>         1.39%          1.42%           1.51%<F4>
Ratio of net investment income
  to average net assets<F1>               <F8>         0.58%          0.65%           0.52%<F4>
Portfolio turnover                         21%           27%           107%             28%
Average commission rate paid<F7>     $ 0.0592      $ 0.0618             --              --

 <F1>  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
 <F2>  Period from commencement of operations.
 <F3>  Not annualized.
 <F4>  Annualized.
 <F5>  Effective June 5, 1995, the Victory Equity Portfolio merged into the Growth Fund. Financial highlights for the periods prior to June 5, 1995 represent the Growth Fund.
 <F6>  Effective March 17, 1994, the Society Earnings Momentum Fund merged into the Growth Fund. Financial highlights for the period prior to March 17, 1994 represent the Growth Fund.
 <F7>  Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.
 <F8>  There were no voluntary fee reductions during the period.
See notes to financial statements.

The Victory Portfolios                                                                   Financial Highlights

                                                                   Special Value Fund
                                        Class A Shares         Class B Shares
                                                                          March 1,                          December 3,
                                     Year        Year        Year         1996             Year             1993
                                     Ended       Ended       Ended        through          Ended            through
                                     October 31, October 31, October 31,  October 31,      October 31,      October 31,
                                     1997        1996<F5>    1997         1996<F5>         1995             1994<F2>
Net Asset Value,
Beginning of Period                  $  14.15    $  12.15    $ 14.09      $ 12.89          $  10.49         $  10.00
Investment Activities
    Net investment income (loss)         0.10        0.12      (0.04)        0.01              0.15             0.11
    Net realized and unrealized
      gains on investments               3.50        2.33       3.41         1.23              1.71             0.48
        Total from Investment
        Activities                       3.60        2.45       3.37         1.24              1.86             0.59
Distributions
    Net investment income               (0.12)      (0.11)        --        (0.01)            (0.15)           (0.10)
    In excess of net
    investment income                      --          --      (0.02)       (0.03)               --               --
    Net realized gains                  (0.95)      (0.34)     (0.95)          --             (0.05)              --
        Total Distributions             (1.07)      (0.45)     (0.97)       (0.04)            (0.20)           (0.10)
Net Asset Value,
End of Period                        $  16.68    $  14.15    $ 16.49      $ 14.09          $  12.15         $  10.49
Total Return
(excludes sales charges)                27.05%      20.60%     25.41%       19.80%<F6>        18.01%            5.92%<F3>

Ratios/Supplemental Data:
Net Assets,
End of Period (000)                  $420,020    $289,460    $ 1,660      $   386          $194,700         $118,600
Ratio of expenses to
  average net assets                     1.37%       1.37%      2.66%        2.51%<F4>         1.04%            1.00%<F4>
Ratio of net investment
income (loss)
  to average net assets                  0.65%       0.88%     (0.62%)      (0.31)%<F4>        1.35%            1.23%<F4>
Ratio of expenses to
  average net assets<F1>                 1.37%       1.40%      3.63%        3.75%<F4>         1.30%            1.49%<F4>
Ratio of net investment
income (loss)
  to average net assets<F1>              0.65%       0.85%     (1.59%)      (1.55)%<F4>        1.09%            0.74%<F4>
Portfolio turnover<F7>                     39%         55%        39%          55%               39%              18%
Average commission
rate paid<F8>                        $ 0.0503    $ 0.0501    $0.0503      $0.0501                --               --

 <F1>  During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 <F2>  Period from commencement of operations.
 <F3>  Not annualized.
 <F4>  Annualized.
 <F5>  Effective March 1, 1996, the Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.
 <F6>  Represents total return for the Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class
       B Shares for the Period March 1, 1996 through October 31, 1996. The total return for the Class B shares for the period from
       March 1, 1996 through October 31, 1996 was 9.66%.
 <F7>  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 <F8>  Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.
See notes to financial statements.

The Victory Portfolios                               Financial Highlights

                                                           Special Growth Fund
                                     Year           Year           Six Months        Year          January 11,
                                     Ended          Ended          Ended             Ended         1994 to
                                     October 31,    October 31,    October 31,       April 30,     April 30,
                                     1997           1996           1995              1995<F5>      1994<F2>
Net Asset Value,
Beginning of Period                  $  14.14       $ 11.81        $ 10.54           $  9.82       $ 10.00
Investment Activities
    Net investment income (loss)        (0.13)        (0.07)            --              0.02         (0.01)
    Net realized and unrealized
      gains (losses) on investments      2.93          2.40           1.27              0.72         (0.17)
        Total from
        Investment Activities            2.80          2.33           1.27              0.74         (0.18)
Distributions
    Net investment income                  --            --             --             (0.02)           --
    Net realized gains                  (0.65)           --             --                --            --
        Total Distributions             (0.65)           --             --             (0.02)           --
Net Asset Value,
End of Period                        $  16.29       $ 14.14        $ 11.81           $ 10.54       $  9.82
Total Return
(excludes sales charges)                20.62%        19.73%         12.05%<F3>         7.51%        (1.80)<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)      $104,565       $87,837        $54,335           $20,796       $30,867
Ratio of expenses to
  average net assets                     1.38%         1.47%          0.65%<F4>         1.04%         0.82%<F4>
Ratio of net investment income
  (loss) to average net assets          (0.93%)       (0.62)%        (0.13)%<F4>        0.17%        (0.27)%<F4>
Ratio of expenses to
  average net assets<F1>                  <F7>         1.51%          1.40%<F4>         1.35%         1.47%<F4>
Ratio of net investment loss
  to average net assets<F1>               <F7>        (0.66)%        (0.88)%<F4>       (0.14)%       (0.92)%<F4>
Portfolio turnover                        195%          152%            54%               102%          61%
Average commission rate paid<F6>     $ 0.0541       $0.0468             --                 --           --

 <F1>  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
 <F2>  Period from commencement of operations.
 <F3>  Not annualized.
 <F4>  Annualized.
 <F5>  Effective June 5, 1995, the Victory Aggressive Growth Portfolio merged into the Special Growth Fund.
       Financial highlights for the periods prior to June 5, 1995 represent the Aggressive Growth Portfolio.
 <F6>  Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.
 <F7>  There were no voluntary fee reductions during the period.
See notes to financial statements.

The Victory Portfolios                               Financial Highlights

                                                         Ohio Regional Stock Fund
                                Class A Shares            Class B Shares
                                                                    March 1,
                             Year         Year         Year         1996
                             Ended,       Ended        Ended        through
                             October 31,  October 31,  October 31,  October 31,           Year Ended October 31,
                             1997         1996<F2>     1997         1996<F2>       1995         1994          1993
Net Asset Value,
  Beginning of Period        $ 17.95      $ 15.94      $ 17.87      $ 16.43        $ 14.56      $ 14.69       $ 12.12
Investment Activities
    Net investment
    income (loss)               0.14         0.14        (0.14)       (0.03)          0.17         0.18          0.16
    Net realized and
      unrealized gains
      from investments          5.96         2.62         5.90         1.51           2.13         0.39          2.63
        Total from
            Investment
            Activities          6.10         2.76         5.76         1.48           2.30         0.57          2.79
Distributions
    Net investment income      (0.14)       (0.14)          --           --          (0.17)       (0.17)        (0.18)
    In excess of net
      investment income           --           --           --        (0.04)         (0.01)          --            --
    Net realized gains         (0.35)       (0.36)       (0.35)          --          (0.65)       (0.53)        (0.04)
    In excess of net
      realized gains              --        (0.25)          --           --          (0.09)          --            --
        Total Distributions    (0.49)       (0.75)       (0.35)       (0.04)         (0.92)       (0.70)        (0.22)
Net Asset Value,
End of Period                $ 23.56      $ 17.95      $ 23.28      $ 17.87        $ 15.94      $ 14.56       $ 14.69
Total Return
(excludes sales charges)       34.61%       17.79%       32.71%       16.95%<F3 >    16.93%        3.96%        23.16%

Ratios/Supplemental Data:
Net Assets,
End of Period (000)          $53,703      $45,294      $   705      $   326        $39,048      $33,965       $34,926
Ratio of expenses to
  average net assets            1.26%        1.39%        2.65%        2.61%<F4>      1.20%        1.04%         1.04%
Ratio of net investment
  income (loss) to
  average net assets            0.67%        0.79%       (0.76%)      (0.60)%<F4>     1.13%        1.27%         1.17%
Ratio of expenses to
  average net assets<F1>        1.26%        1.40%        4.25%        3.50%<F4>      1.24%        1.27%         1.06%
Ratio of net investment
  income (loss) to
  average net assets<F1>        0.67%        0.78%       (2.36%)      (1.49)%<F4>     1.09%        1.04%         1.15%
Portfolio turnover<F5>             8%           6%           8%           6%            11%          14%            7%
Average commission
rate paid<F6>                $0.0579      $0.0513      $0.0579      $0.0513             --           --            --

 <F1>  During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 <F2>  Effective March 1, 1996, the Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.
 <F3>  Represents total return for the Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class
       B Shares for the period March 1, 1996 through October 31, 1996. The total return for the Class B shares for the period from
       March 1, 1996 through October 31, 1996 was 9.03%.
 <F4>  Annualized.
 <F5>  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 <F6>  Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.
See notes to financial statements.

The Victory Portfolios                               Financial Highlights

                                                          International Growth Fund
                                    Class A Shares             Class B Shares
                                                                         March 1,
                                 Year         Year         Year          1996
                                 Ended,       Ended        Ended         through
                                 October 31,  October 31,  October 31,   October 31,           Year Ended October 31,
                                 1997         1996<F2>     1997          1996<F2>       1995<F3>      1994         1993
Net Asset Value,
  Beginning of Period            $  13.01     $  12.33     $ 12.93       $ 12.79        $  13.32      $ 11.93      $  8.93
Investment Activities
    Net investment income (loss)     0.09         0.08       (0.06)           --            0.05        (0.01)       (0.03)
    Net realized and
      unrealized gains (losses)
      from investments and
      foreign currencies             0.67         0.62        0.65          0.14           (0.42)        1.40         3.03
        Total from
          Investment Activities      0.76         0.70        0.59          0.14           (0.37)        1.39         3.00
Distributions
    Net investment income           (0.01)       (0.02)         --            --              --           --           --
    Net realized gains              (0.45)          --       (0.45)           --           (0.55)          --           --
    Tax return of capital              --           --          --            --           (0.07)          --           --
        Total Distributions         (0.46)       (0.02)      (0.45)           --           (0.62)          --           --
Net Asset Value,
  End of Period                  $  13.31     $  13.01     $ 13.07       $ 12.93        $  12.33      $ 13.32      $ 11.93
Total Return
  (excludes sales charges)           6.04%        5.65%       4.68%         4.89%<F4>      (2.50)%      11.65%       33.59%
Ratios/Supplemental Data:
Net Assets,
End of Period (000)              $106,189     $121,517     $   184       $   118        $106,477      $81,307      $30,629
Ratio of expenses to
  average net assets                 1.69%        1.73%       3.07%         2.91%<F5>       1.53%        1.48%        1.46%
Ratio of net investment
  income (loss) to
  average net assets                 0.63%        0.64%      (0.68)%       (0.10)%<F5>      0.75%       (0.51)%      (0.74)%
Ratio of expenses to
  average net assets<F1>             1.69%        1.75%      10.01%         6.46%<F5>       1.65%        1.83%        1.63%
Ratio of net investment
  income (loss) to
  average net assets<F1>             0.63%        0.62%      (7.62)%       (3.65)%<F5>      0.63%       (0.86)%      (0.91)%
Portfolio turnover<F6>                116%         178%        116%          178%             68%          51%          45%
Average commission
rate paid<F7>                    $ 0.0274     $ 0.0242     $0.0274       $0.0242              --           --           --

 <F1>  During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 <F2>  Effective March 1, 1996, the Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.
 <F3>  Effective June 5, 1995, the Victory Foreign Markets Portfolio merged into the International Growth Fund.
       Financial highlights for the periods prior to June 5, 1995 represent the International Growth Portfolio.
 <F4>  Represents total return for the Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class
       B Shares for the period March 1, 1996 through October 31, 1996. The total return for the Class B shares for the period from
       March 1, 1996 through October 31, 1996 was 1.11%.
 <F5>  Annualized.
 <F6>  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 <F7>  Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.
See notes to financial statements.

The Victory Portfolios                               Financial Highlights

                                                                                        Real Estate
                                                                 Lakefront Fund         Investment Fund
                                                                 March 3, 1997          April 30, 1997
                                                                 through                through
                                                                 October 31,            October 31,
                                                                 1997<F2>               1997<F2>
Net Asset Value, Beginning of Period                             $ 10.00                $ 10.00
Investment Activities
    Net investment income                                           0.12                   0.23
    Net realized and unrealized losses from investments             1.27                   2.01
    Total from Investment Activities                             $  1.39                $  2.24
Distributions
    Net investment income                                          (0.10)                 (0.17)
    Total Distributions                                            (0.10)                 (0.17)
Net Asset Value, End of Period                                   $ 11.29                $ 12.07
Total Return (excludes sales charges)                              13.87% <F3>            22.42%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)                                  $ 1,255                $ 4,376
Ratio of expenses to average net assets                             0.00%<F4>              0.00%<F4>
Ratio of net investment income to average net assets                1.67%<F4>              5.11%<F4>
Ratio of expenses to average net assets<F1>                         7.27%<F4>              2.93%<F4>
Ratio of net investment income to average net assets<F1>           (5.60%)<F4>             2.18%<F4>
Portfolio turnover                                                    36%                    21%
Average commission rate paid<F5>                                 $0.0798                $0.0464

 <F1>  During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 <F2>  Period from commencement of operations.
 <F3>  Not annualized.
 <F4>  Annualized.
 <F5>  Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.
See notes to financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and Trustees of
The Victory Portfolios
We have audited the accompanying statements of assets and liabilities of The Victory Portfolios (comprising, respectively, the U.S. Government bligations Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund, Ohio Municipal Money Market Fund, Limited Term Income
Fund, Intermediate Income Fund, Investment Quality Bond Fund, Government Mortgage Fund, Fund for Income, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Balanced Fund, Stock Index Fund, Diversified Stock Fund, Value Fund, Growth Fund, Special Value Fund, Special Growth Fund, Ohio Regional Stock Fund, International Growth Fund, Lakefront Fund and Real Estate Investment Fund), including the schedules of investments, as of October 31, 1997, and the related statements of operations and changes in net assets, and the financial highlights for each period presented except as noted in the next paragraph. These financial statements and financial highlights are the responsibility of The Victory Portfolios' management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

The Financial Reserves Fund's financial highlights for each of the two years in the period ended October 31, 1994 were audited by other auditors, whose reports dated December 2, 1994 and December 17, 1993, respectively, expressed unqualified opinions on those financial highlights. The Ohio Municipal Money Market Fund's financial highlights for each of the two years in the period ended August 31, 1994 were audited by other auditors, whose reports dated October 7, 1994 and October 13, 1993, respectively, expressed unqualified opinions on those financial highlights. The Fund for Income's financial highlights for the period ended October 31, 1994 and for each of the two years in the period ended January 31, 1994 were audited by other auditors, whose reports dated December 2, 1994 and February 28, 1994, respectively, expressed unqualified opinions on those financial highlights. The National Municipal Bond Fund's financial highlights for the periods ended April 30, 1995 and 1994 were audited by other auditors, whose report dated June 20, 1995 expressed an unqualified opinion on those financial highlights. The New
York Tax-Free Fund's financial highlights for the period ended October 31, 1994, and the year ended December 31, 1993 were audited by other auditors, whose reports dated December 2, 1994 and January 31, 1994, respectively, expressed unqualified opinions on those financial highlights. The Special Growth Fund's financial highlights for the year ended April 30, 1995 and 1994 were audited by other auditors, whose report dated June 20, 1995 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation and verification by examination of securities owned as of October 31, 1997, by correspondence with the custodians and brokers or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, except as noted in the second paragraph, present fairly, in all material respects, the financial position of each of the respective funds comprising The Victory Portfolios as of October 31, 1997, and the results of their operations, the changes in their net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Columbus, Ohio
December 15, 1997

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